GROWTH
FUNDS


ANNUAL REPORT

For the year ended June 30, 1998



Asset Allocation Fund

Income Equity Fund

Equity Income Fund

Value Growth Fund

Large Company Value Fund

Disciplined Value Fund

Large Company Growth Fund

Growth Opportunities Fund

Small Capitalization Fund

International Equity Index Fund



THE ONE GROUP(R)
----------------
FAMILY OF MUTUAL FUNDS

IMPORTANT CUSTOMER INFORMATION. INVESTMENT PRODUCTS:

* are not deposits or obligations of, or guaranteed by, BANC ONE CORPORATION or any of its affiliates.

* are not insured by the FDIC, and                     [FDIC Logo
                                                        with slash thru it]
* are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

Portfolio Performance Review................................................   2
Schedules of Portfolio Investments........................................... 28
Statements of Assets and Liabilities......................................... 88
Statements of Operations..................................................... 92
Statements of Changes in Net Assets.......................................... 94
Statements of Cash Flows..................................................... 98
Notes to Financial Statements................................................ 99
Financial Highlights.........................................................113
Report of Independent Accountants............................................150

                      The One Group Asset Allocation Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
For the year ended June 30, 1998, The One Group Asset Allocation Fund Fiduciary share class posted a total return of 22.12%. (For information on other share classes and performance comparisons to indexes, please see page 4.)

WHAT WERE YOUR OVERALL STRATEGIES AND TACTICS?
In November 1997, we increased the Fund's equity weighting by 2%, bringing the asset allocation to 57% equities and 43% fixed income. Our research indicated that while stock valuations remained fairly high, corporate profitability was strong, which prompted the slight shift toward equities. Nonetheless, the allocation remains fairly conservative compared to our benchmark of 60% equities and 40% fixed income.

The 1997 tax law created three categories of capital gains: short-term, for securities held less than a year and taxed as regular income; mid-term, for securities held from one year to 18 months and taxed at 28%; and long-term for securities held for at least 18 months and taxed at 20%. To limit the number of short-term gains, we held securities longer, reducing the Fund's turnover rate from an average of 81% to 46% during the year.

HOW DID EVENTS PLAY OUT IN THE FUND'S EQUITY PORTFOLIO?
Overall, corporate earnings exceeded expectations throughout the year, contributing to the stock market's strong performance. At the same time, a favorable interest rate environment helped support additional gains in the market.

The equity philosophy of the Fund is research driven. Our bottom-up stock selection approach led to attractive results in the Fund's equity portfolio. Instead of trying to time the market or focus on certain areas of the market, we rely on fundamental research to select individual stocks from all market sectors. As a result, the Fund's stock portfolio represents the "best ideas" of the equity research team. Equity returns were driven by stock selection, not market timing or sector rotation.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
During the fiscal year, the Fund's equity portfolio benefited from particularly good stock selection in the following sectors: technology (Dell Computer, up 216%); retail (Wal-Mart, up 80%); health care (Warner-Lambert, up 68%); and telephone utilities (LCI International, up 65%).

HOW DID THE PORTFOLIO'S TOP 10 HOLDINGS CHANGE?*
Six of fiscal 1997's top 10 holdings remained among the top 10 during the past year: Microsoft, 1.9% (technology), General Electric, 1.6% (capital goods), Exxon, 1.2% (energy) Wal-Mart, 1.0%, Bristol-Myers Squibb, 1.0% (health care) and Intel, 1.0% (technology). The remaining top 10 stock holdings included Nations-Bank, 1.0% (financial services), Cisco Systems, 1.0% (technology), Dell Computer, 1.0% and Travelers Group, 0.8% (financial services).

HOW DID EVENTS PLAY OUT IN THE FUND'S FIXED INCOME PORTFOLIO?
The largest contributing factor to the Fund's fixed income portfolio was the general decline in interest rates, which led to a corresponding increase in bond prices. Events in Asia contributed to a weakening global economy, which in turn contributed to a general decrease in U.S. bond market yields and an increase in U.S. bond prices.

We maintained diversity among government, agency mortgage-backed, asset-backed and corporate securities. With only a moderate level of volatility in the bond market, the performance of certain mortgage-backed securities was strong. These bonds offered yield advantages over other securities, with little offset due to market volatility. We also purchased select corporate securities that enhanced the portfolio's yield.

The portfolio's duration, at 4.3 years, remained slightly longer than our neutral stance of 4.1 years. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) Slightly extending the duration enabled the portfolio to experience more price appreciation resulting from the declining interest rate environment.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We plan to maintain the Fund's current asset allocation mix and investment strategies, as we expect the U.S. economy to maintain its steady, albeit slower, growth pattern over the next year. Of course, we will continue to monitor valuation levels in the financial markets and

                      The One Group Asset Allocation Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

watch for signs of inflationary pressures. Any changes may warrant a shift in our strategies.

With slower anticipated growth, inflation is likely to remain tame and interest rates stable. Such an environment would not threaten the Fund's investments in corporate bonds, which would become more vulnerable in a recession, or mortgage securities, which would suffer if interest rates were to change dramatically. In fact, we expect mortgage-backed, asset-backed and corporate securities to offer return advantages over Treasuries in the coming months.

In the stock market, we expect corporate earnings to come under greater pressure in the months ahead. As such, we look for more "normal" performance from the stock market. We plan to maintain our sector neutrality, which gives us the opportunity to take advantage of opportunities in various industries and companies.

/s/ Daniel J. Kapusta
---------------------------
Daniel J. Kapusta
Fund Manager

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

/s/ Scott Grimshaw
---------------------------
Scott Grimshaw
Fund Manager

/s/ Gary J. Madich, CFA
---------------------------
Gary J. Madich, CFA
Senior Managing Director of Fixed Income Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

                      The One Group Asset Allocation Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/5/93)
  Fiduciary             22.12%      14.11%        13.71%

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500        S&P/Lipper Mix       Fiduciary
4/93                                                              $10,000            $10,000            $10,000
6/93                                                               10,298             10,241             10,129
6/94                                                               10,442             10,260             10,027
6/95                                                               13,165             12,218             11,636
6/96                                                               16,588             14,245             13,356
6/97                                                               22,343             17,395             16,048
6/98                                                              $29,082            $21,124            $19,596

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/2/93)
  Class A               21.71%      13.82%        13.40%
  Class A*              16.25%      12.78%        12.41%

* Reflects 4.50% Sales Charge

                          VALUE OF $10,000 INVESTMENT

                Measurement Period
               (Fiscal Year Covered)                     S&P 500        S&P/Lipper Mix        Class A*           Class A
4/93                                                     $10,000            $10,000            $ 9,550            $10,000
6/93                                                      10,298             10,241              9,668             10,124
6/94                                                      10,442             10,260              9,553             10,003
6/95                                                      13,165             12,218             11,057             11,580
6/96                                                      16,588             14,245             12,657             13,257
6/97                                                      22,343             17,395             15,166             15,888
6/98                                                     $29,082            $21,124            $18,468            $19,336

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  20.95%        13.63%
  Class B**                16.95%        13.34%

** Reflects Applicable Contingent Deferred Sales Charge

                          VALUE OF $10,000 INVESTMENT

                Measurement Period
               (Fiscal Year Covered)                     S&P 500        S&P/Lipper Mix        Class B**            Class B
1/94                                                     $10,000            $10,000            $10,000            $10,000
6/94                                                       9,344              9,410              9,402              9,402
6/95                                                      11,779             11,206             10,803             10,803
6/96                                                      14,842             13,065             12,292             12,292
6/97                                                      19,992             15,995             14,616             14,616
6/98                                                     $26,022            $19,424            $17,476            $17,676

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Asset Allocation Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P/Lipper Mix for all the classes is a blended index consisting of 60% of the average monthly returns of the S&P 1500 Index from January 1, 1995 (index inception date) until present and of the S&P 500 Index from April 1993 through December 1994. The final 40% consists of the Lipper Intermediate US Government Bond Funds Index.

                        The One Group Income Equity Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
The One Group Income Equity Fund Fiduciary share class posted a total return of 23.18% for the year ended June 30, 1998. (For information on other share classes and performance comparisons to the Fund's benchmark index, please see page 7.)

With inflation, unemployment and federal fiscal balances at their best levels in a generation, the equity market offered strong double-digit returns for the fourth consecutive year.

TO WHAT DO YOU ATTRIBUTE SUCH STRONG PERFORMANCE?
The Fund continued to benefit from its concentration in the types of companies investors have preferred-large-capitalization, high-quality, consistent-growth companies. At the same time, the Fund was rewarded for not owning companies with severe earnings problems, such as those with significant exposure to Asia.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our portfolio strategies during the year focused on maintaining strong performance measures while positioning the portfolio for a more challenging market environment we think may be in store. As such, we sold and took profits on certain issues that have been the best performers over the last several years. We also eliminated some disappointing holdings and established new positions in securities that we think are likely to be future market leaders.

We also have been improving the Fund's current income by reducing lower-dividend-yielding issues and building positions in higher-yielding securities. We also cut in half the Fund's position in convertible securities and used the proceeds to invest in real estate investment trusts (REITs). In addition to enhancing the Fund's diversification, we believe the REITs offer good value and add important defensive characteristics to the Fund due to their attractive yields.

On average, the Fund held 89% of its assets in common stocks, 5% in convertible securities, 5% in REITs and 1% in cash during the year.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed strong fiscal-year performance from several sectors in which certain companies consistently achieved superior earnings growth or benefited from major restructuring:

- Health care (Schering-Plough, Pfizer and Warner-Lambert were up 65% or more)

- Finance (American Express, Chase Manhattan, U.S. Bancorp, Lincoln National, FNMA and National City were up 35% or more)

- Telephone utilities (AT&T, BellSouth and Sprint were up 30% or more)

- Selected industrials (Ford was up 55%).

WERE THERE ANY DISAPPOINTING HOLDINGS?*
Disappointing performers were concentrated in more volatile sectors, including transportation (Union Pacific declined 37% for the fiscal year), energy and mining (Amoco was off 4%, Cyprus-Amax down 46%) and manufacturing (Corning, Boeing and Deere declined in price). Our policy in handling such "problem" issues is to reduce the position size when earnings expectations are not being met and sell out completely if a turnaround is unlikely, as we did with Union Pacific and Cyprus-Amax. To help avoid problem situations, we concentrate on favorable growth areas and look to fundamental research conducted by our in-house analysts.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
Two new issues moved into the top 10 holdings-American Home Products, 2.1% (health care) and Schering-Plough, 1.9% replaced Mobil (energy) and Philip Morris (consumer non-durables). The remaining top 10 holdings were unchanged from last year and included General Electric, 3.4% (capital goods), American Express, 2.5%, Bristol-Myers Squibb, 2.4% (health care), Exxon, 2.2% (energy), BankAmerica, 2.1% (financial services), Warner-Lambert, 2.1%, Coca-Cola, 2.1% (consumer non-durable), and Royal Dutch Petroleum, 2.0% (energy).

                        The One Group Income Equity Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

WHAT IS YOUR OUTLOOK FOR THE FUND?
We are pleased with the current composition of the portfolio and the fundamental progress of the companies the Fund owns. Nevertheless, the financial markets have been highly volatile. Many of the uncertainties confronting investors today-Asian problems, nuclear proliferation, historically high stock valuations-have no quick-fix solutions. Furthermore, corporate earnings gains aren't as good as they have been in recent years. This would suggest that we should lower our return expectations and become more focused and selective.

Perhaps the best plan is to remain flexible and vigilant in order to take advantage of opportunities when they arise. If a more challenging market develops, we believe the Fund is well positioned, given its defensive characteristics, higher-than-average income, holdings in predictable growth companies and exposure to real estate.

/s/ R. Lynn Yturri
---------------------------
R. Lynn Yturri
Fund Manager

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III
Senior Managing Director of Fixed Income Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                        The One Group Income Equity Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (7/2/87)
  Fiduciary            23.18%    20.21%    16.29%     13.99%

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500           Fiduciary
6/88                                                              $10,000            $10,000
6/89                                                               12,055             11,858
6/90                                                               14,044             13,375
6/91                                                               15,082             14,376
6/92                                                               17,104             16,153
6/93                                                               19,436             18,020
6/94                                                               19,709             18,609
6/95                                                               24,847             22,526
6/96                                                               31,307             28,053
6/97                                                               42,170             36,720
6/98                                                              $54,889            $45,230

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               22.91%      19.89%        17.43%
  Class A*              17.39%      18.79%        16.59%

* Reflects 4.50% Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500           Class A*           Class A
2/92                                                              $10,000           $  9,550            $10,000
6/92                                                                9,992              9,625             10,079
6/93                                                               11,354             10,721             11,226
6/94                                                               11,514             11,037             11,557
6/95                                                               14,515             13,301             13,961
6/96                                                               18,289             16,569             17,353
6/97                                                               24,635             21,602             22,625
6/98                                                              $32,065            $26,558            $27,806

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  21.97%        20.06%
  Class B**                17.97%        19.82%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500           Class B**           Class B
1/94                                                              $10,000            $10,000            $10,000
6/94                                                                9,344              9,663              9,663
6/95                                                               11,779             11,587             11,587
6/96                                                               14,842             14,300             14,300
6/97                                                               19,992             18,515             18,515
6/98                                                              $26,022            $22,387            $22,587

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               16.57%
  Class C**                             15.57%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500          Class C**          Class C
11/97                                                             $10,000           $10,000           $10,000
6/98                                                              $11,973           $11,556           $11,656

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Income Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                        The One Group Equity Index Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
For the year ended June 30, 1998, The One Group Equity Index Fund Fiduciary share class posted a total return of 29.73%. (For information on other share classes and a performance comparison to the index, please see page 9.)

As it is designed to do, the Fund offered a return that nearly matched that of the S&P 500 Index, the unmanaged group of stocks the Fund seeks to track with little or no excess risk. The S&P 500 Index returned 30.16% for the year. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund but not to the Index.

WHAT CONTRIBUTED TO SUCH A STRONG RETURN?
A strong economy, low inflation, declining interest rates and favorable corporate earnings growth led to attractive stock market returns for yet another year. Once again, large-capitalization growth companies, the type represented in the S&P 500 Index, outperformed other types of U.S. stocks.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Fund offered exposure to 15 market sectors. Among those sectors, retail and telephone utilities offered the strongest performance. The retail sector benefited from lower costs on Asian imports, while telephone utilities advanced due to acquisition activity.

The weakest-performing sectors included technology, energy and industrial commodities. The technology sector suffered somewhat from the economic and market crisis that swept through Asia, while energy stocks declined due to lower oil prices. In the industrial commodities sector (chemical, paper and metal companies), stocks suffered from the sector's lack of pricing power.

WHAT WERE SOME OF THE STRONGEST AND WEAKEST STOCKS?*
The Fund enjoyed outstanding performance from a handful of stocks, including technology provider Unisys, up 270% for the fiscal year due to strong earnings; computer manufacturer Dell Computer, up 216% on strong earnings; cable television company Tele-Communications, up 159% and acquired by AT&T; financial service provider Providian Financial, up 145% on strong earnings; and auto manufacturer Ford Motor, up 55% due to strong earnings.

Weak earnings contributed to poor performance from certain holdings, including diversified mining company Freeport-McMoran Copper and Gold, down 51% for the fiscal year; technology company Advanced Micro Devices, down 52%; and technology provider Cabletron Systems, down 53%.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
Most of the Fund's top 10 holdings retained their spots during the past year. The only changes to the group were the addition of Pfizer, 1.5% (health care sector) and Wal-Mart, 1.5% (retail), which replaced Philip Morris (consumer non-durables) and IBM (technology). The remaining top 10 included General Electric, 3.2% (capital goods), Microsoft, 2.9% (technology), Coca-Cola, 2.3% (consumer non-durables), Exxon, 1.9% (energy), Merck, 1.7% (health care), Intel, 1.4% (technology), Proctor & Gamble, 1.3% (consumer non-durables) and Royal Dutch Petroleum, 1.3% (energy).

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?
The environment for stocks should remain favorable over the coming year. We expect economic growth to continue, but at a slower pace. We also expect interest rates and inflation to remain low. Corporate earnings and stock prices should continue to grow, but earnings are likely to come under increasing pressure. Nevertheless, it's important to remember that returns of the last few years have been unusually strong, and they probably are not sustainable. We expect to see stock returns revert to more "normal" levels.

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* Holdings subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

The S&P 500 Index is an unmanaged group of stocks generally representative of the performance of large U.S.-based companies. Investors cannot purchase the index directly, but they can invest in the underlying securities.

                        The One Group Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/2/91)
  Fiduciary             29.73%      22.58%        19.64%

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period                                              Dollars
                   (Fiscal Year Covered)                          S&P 500           Fiduciary
7/91                                                              $10,000            $10,000
6/92                                                               10,836             11,211
6/93                                                               12,313             12,673
6/94                                                               12,486             12,753
6/95                                                               15,741             16,043
6/96                                                               19,834             20,129
6/97                                                               26,717             27,033
6/98                                                              $34,775            $35,070

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               29.33%      22.29%        19.44%
  Class A*              23.49%      21.17%        18.58%

* Reflects 4.50% Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period                                                                Dollars
                   (Fiscal Year Covered)                          S&P 500           Class A*           Class A
2/92                                                              $10,000            $ 9,550            $10,000
6/92                                                                9,992              9,595              9,992
6/93                                                               11,354             10,818             11,354
6/94                                                               11,514             10,879             11,514
6/95                                                               14,515             13,644             14,515
6/96                                                               18,289             17,075             18,289
6/97                                                               24,635             22,869             24,635
6/98                                                              $32,066            $29,574            $30,976

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  28.47%        22.74%
  Class B**                24.47%        22.51%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period                                                                  Dollars
                   (Fiscal Year Covered)                          S&P 500          Class B**          Class B
1/94                                                              $10,000            $10,000            $10,000
6/94                                                                9,344              9,443              9,443
6/95                                                               11,779             11,765             11,765
6/96                                                               14,842             14,595             14,595
6/97                                                               19,992             19,400             19,400
6/98                                                              $26,022            $24,721            $24,921

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               21.07%
  Class C**                             20.07%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period                                                                Dollars
                   (Fiscal Year Covered)                          S&P 500           Class C**          Class C
11/97                                                             $10,000            $10,000            $10,000
6/98                                                              $11,973            $12,006            412,106

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                        The One Group Value Growth Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
The One Group Value Growth Fund Fiduciary share class posted a total return of 32.26% for the year ended June 30, 1998. (For information on other share classes and performance comparisons to indexes, please see page 12.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
Domestic stocks of all styles enjoyed another strong year, as low inflation, declining interest rates and better-than-expected corporate earnings contributed to the gains.

Rather than emphasizing particular market sectors or trying to time the market's next moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio. We don't consciously overweight a single sector or a single style of stock. Instead, we invest in stocks from the four major equity styles -- large capitalization growth, large capitalization value, medium capitalization growth and medium capitalization value -- and look for stocks that we believe offer the best return potential relative to their level of risk.

Over the past year, for example, we saw some vicious swings among sectors, creating a momentum market that saw investors attempting to pick the "right" sector at the right time. But, our emphasis on individual stock selection paid off, as that process gave the Fund exposure to many different industries and contributed to the Fund's strong return.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
The Fund owned more stocks than usual and was more diverse than usual in an active attempt to be less exposed to any single momentum play. Momentum markets tend to last longer than investors expect, and stocks that are not participating tend to lose their value quickly.

Events in Asia played an interesting role in the Fund's performance. After the domino effect, which started in Thailand, hit U.S. shores in October 1997, we avoided the stocks of companies that we thought would be most negatively affected by the malaise -- namely, commodity cyclical companies. By steering away from that group, the Fund became more growth-oriented than usual.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
Industry positions such as the pharmaceutical area of health care
(Schering-Plough, up 91% for the fiscal year, and Bristol-Myers Squibb, up 42%); the software and PC areas of technology (Microsoft, up 71%; BMC Software, up 88%; Dell Computer, up 216%); and the long distance segment of telecommunications (Century Telephone, up 104%; Sprint, up 35%) added to the Fund's strong performance.

The Fund also benefited from strong performance from Cisco Systems (technology), up 106% for the year; Equitable Co. (financial services), up 125%; Morgan Stanley Dean Witter (financial services), up 112%; Lucent Technologies (technology), up 131%; and Energy East (utility), up 99%.

At the same time, a few Fund holdings realized poor performance, namely Callaway Golf (consumer services), down 45% for the year; Toys R Us (retail), down 33%; BetzDearborn (raw materials), down 37%; Columbia/HCA Healthcare (health care), down 26%; and Phycor (health care), down 52%.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
More than half of the Fund's top 10 holdings were among the leading holdings one year ago: Microsoft, 3.3% (technology), General Electric, 2.9% (capital goods), Exxon, 2.1% (energy), Wal-Mart, 1.8% (retail), Bristol Myers, 1.8% (health care) and Intel, 1.7% (technology). The remaining members of the top 10 on June 30, 1998, included NationsBank, 1.8% (financial services), Cisco Systems, 1.8%, Dell Computer, 1.7% and Coca-Cola, 1.5% (consumer non-durables).

                        The One Group Value Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

WHAT IS YOUR OUTLOOK FOR THE FUND?
We anticipate corporate earnings to revert to more normal levels, and we believe volatility will continue. We plan to maintain the Fund's style diversity in similar proportion as last year to address this market.

/s/ Michael D. Weiner
---------------------
Michael D. Weiner
Fund Manager

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III

Senior Managing Director of Equity Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                        The One Group Value Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (12/29/89)
  Fiduciary             32.26%      19.63%        17.91%

                     Measurement Period                          VALUE OF $10,000 INVESTMENT
                   (Fiscal Year Covered)                          S&P 1500         Fiduciary
12/89                                                              $10,000          $10,000

6/90                                                                10,309           10,657

6/91                                                                11,072           11,631

6/92                                                                12,557           13,847

6/93                                                                14,268           16,554

6/94                                                                14,469           16,496

6/95                                                                18,241           19,198

6/96                                                                22,959           23,242

6/97                                                                30,524           30,673

6/98                                                               $39,510          $40,584

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (12/29/89)
  Class A               31.96%      19.48%        17.82%
  Class A*              26.04%      18.38%        17.19%

* Reflects 4.50% Sales Charge.

                     Measurement Period                                   VALUE OF $10,000 INVESTMENT
                   (Fiscal Year Covered)                          S&P 1500          Class A*          Class A
12/89                                                             $10,000           $ 9,550           $10,000

6/90                                                               10,309            10,178            10,657

6/91                                                               11,072            11,107            11,631

6/92                                                               12,557            13,224            13,847

6/93                                                               14,268            15,809            16,554

6/94                                                               14,469            15,754            16,496

6/95                                                               18,241            18,334            19,198

6/96                                                               22,959            22,178            23,225

6/97                                                               30,524            29,171            30,548

6/98                                                              $39,510           $38,504           $40,326

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year       (9/9/94)
  Class B                  30.89%        23.28%
  Class B**                26.89%        22.84%

** Reflects Applicable Contingent Deferred Sales Charge.

                     Measurement Period                                   VALUE OF $10,000 INVESTMENT
                   (Fiscal Year Covered)                          S&P 1500         Class B**          Class B
9/94                                                              $10,000          $10,000            $10,000

6/95                                                               12,019           10,806             10,806

6/96                                                               15,129           12,981             12,981

6/97                                                               20,113           16,942             16,942

6/98                                                              $26,034          $21,873            $22,173

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               20.87%
  Class C**                             19.87%

** Reflects Applicable Contingent Deferred Sales Charge.

                     Measurement Period                                   VALUE OF $10,000 INVESTMENT
                   (Fiscal Year Covered)                          S&P 1500         Class C**          Class C
11/97                                                             $10,000          $10,000            $10,000

6/98                                                              $11,858          $11,987            $12,087

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period prior to the commencement of operations of The One Group Value Growth Fund on March 26, 1996. Performance for the Fiduciary Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Value Growth Fund is measured against the S&P 1500 Index, an unmanaged index generally representative of the performance of large and small companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P 1500 Index for all classes consists of the average monthly returns of the S&P 500 Index from December 1989 through December 1994. Thereafter, the data are from the S&P 1500 Index which corresponds with the initiation of the S&P 1500 Index on January 1, 1995.

                     The One Group Large Company Value Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
For the year ended June 30, 1998, The One Group Large Company Value Fund Fiduciary share class posted a total return of 21.46%. (For information on other share classes and a performance comparison to the index, please see page 15.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
A positive economic environment led to strong corporate earnings growth, which benefited stocks in the Fund. Likewise, low inflation and a favorable interest rate environment boosted stock values.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employ this approach within the context of our basic research discipline -- investing in attractively priced stocks with improving fundamentals. Our goal is to realize price appreciation within a reasonable time horizon.

We slightly modified the Fund's sector weightings during the year, increasing exposure to electric utilities so that the sector is now a bit overweighted. We believe the industry is well into its deregulation cycle, and we expect returns to become even more compelling. This should result in further buying interest going forward. We also made some minor changes in the technology sector, where computer giant IBM is now the sector's largest holding.

DID EVENTS OVERSEAS INFLUENCE FUND RETURNS?
While the companies in which the Fund invests do not have tremendous exposure to Europe, the stronger economies in that region did have an overall positive impact on the Fund. On the other hand, weak Asian demand hurt companies with significant Asian sales, especially in the capital goods sector. Fortunately, the Fund was only slightly affected, as just 5% of its holdings had exposure to Asia.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund was invested primarily in energy, banking, financial and telephone stocks during the year. The banking and financial stocks were the best performers due to continued consolidation in their industries. In fact, the Fund enjoyed fiscal-year gains of at least 20% from the following financial services companies: Travelers Group, Morgan Stanley Dean Witter, Lincoln National, Hartford Financial Services Group and Fannie Mae.

Acquisition targets also proved to be among the best performing Fund holdings. Auto maker Chrysler saw its stock price advance 71% over the year, primarily due to its merger with German car maker Daimler Benz. In the telephone industry, MCI Communications' pending acquisition by WorldCom pushed shares of MCI 52% higher for the year. And, in the raw materials sector, Alcoa's acquisition of Alumax helped shares of Alumax advance 22%.

On the other hand, energy stocks lagged as weak oil prices hurt earnings. Because of this, we decreased the Fund's exposure to the major oil companies and increased exposure to the natural gas pipeline and refining companies. The refining companies are expected to benefit from lower oil prices.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
More than half of the Fund's top 10 holdings remained unchanged during the year. Those that held their spots from the previous year included Exxon, 4.3% (energy), IBM, 4.2%, NationsBank, 2.8% (financial services), Travelers Group, 2.8%, Royal Dutch Petroleum, 2.7% (energy) and BankAmerica, 2.1% (financial services). New to the group were Chrysler, 2.1%, Allstate, 1.9% (financial services), Sears Roebuck & Co., 1.9% (retail) and Citicorp, 1.8% (financial services).

                     The One Group Large Company Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

WHAT IS YOUR OUTLOOK FOR THE FUND?
Our outlook for the economy suggests a favorable environment for stocks over the coming year. We expect modest, but slower, economic growth with interest rates and inflation remaining under control. As such, we expect corporate earnings and stock prices to continue to grow. But, we expect to see stock returns revert to more "normal" levels, compared to the unusually high results of the past few years.

/s/ Edmund M. Cowart
--------------------
Edmund M. Cowart
Managing Director, Value Growth Team

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III

Senior Managing Director of Equity Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

                     The One Group Large Company Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/1/91)
  Fiduciary             21.46%      16.88%        14.68%


  Fiduciary

                                  VALUE OF $10,000 INVESTMENT

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Value         Fiduciary
3/91                                                                  $10,000            $10,000

6/91                                                                   10,035             10,148

6/92                                                                   11,405             11,721

6/93                                                                   13,514             12,511

6/94                                                                   13,932             12,709

6/95                                                                   16,903             15,685

6/96                                                                   21,094             17,678

6/97                                                                   27,610             22,470

6/98                                                                  $34,546            $27,292

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               21.14%      16.66%        14.00%
  Class A*              15.69%      15.59%        13.17%


  Class A
  Class A*

* Reflects 4.50% Sales Charge

                           VALUE OF $10,000 INVESTMENT

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Value          Class A*          Class A
2/92                                                                 $10,000            $ 9,550            $10,000

6/92                                                                  10,267              9,539              9,988

6/93                                                                  12,165             10,173             10,652

6/94                                                                  12,542             10,370             10,862

6/95                                                                  15,217             12,716             13,321

6/96                                                                  18,990             14,292             14,973

6/97                                                                  24,856             18,137             19,000

6/98                                                                 $31,100            $21,976            $23,018

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  20.18%        16.80%
  Class B**                16.18%        16.54%

** Reflects Applicable Contingent Deferred Sales Charge

                                            VALUE OF $10,000 INVESTMENT

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Value         Class B**          Class B
1/94                                                                 $10,000            $10,000            $10,000

6/94                                                                   9,643              9,652              9,652

6/95                                                                  11,317             11,802             11,802

6/96                                                                  14,123             13,213             13,213

6/97                                                                  18,485             16,630             16,630

6/98                                                                 $23,128            $19,783            $19,983

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Company Value Fund is measured against the S&P/BARRA 500 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                      The One Group Disciplined Value Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
The One Group Disciplined Value Fund Fiduciary share class posted a total return of 28.27% for the year ended June 30, 1998. (For information on other share classes and performance comparisons to the index, please see page 18.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Interest rates ended the year lower, but experienced volatility throughout the 12-month period. To avoid some of the stock price volatility associated with interest rate swings, we maintained a diversified portfolio with exposure to a variety of economic sectors. Within this framework, we emphasized in-depth analysis and individual stock selection, and we continued to rebalance the portfolio in order to improve structure and upgrade holdings as market conditions changed.

Because of the Fund's value orientation, we emphasized the sectors that offered the greatest perceived value. As a result, almost half of the Fund's assets were in the electric utility, financial, industrial, commodity and banking sectors. These were the areas that contained the largest number of equity securities with below-market-average price-to-earnings and price-to-book ratios.

Given the continued strength of the market, certain stocks reached their target prices quicker than we had anticipated, prompting the sale of those securities and the purchase of new ones. In addition, as certain stocks increased in valuation, they became more growth-like and were no longer appropriate for this value-oriented fund. For example, in the second half of 1997 prices on bank stocks soared, and the resulting valuations converted many of these stocks to growth stocks. As a result, remaining sectors that were relatively undervalued became more influential, and their weightings within the Fund increased. Specifically, we increased the Fund's holdings within the capital equipment, financial, industrial commodity and consumer durable sectors to make up for the gap caused by the decline in bank holdings.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
Outstanding performance from several individual stocks during the fiscal year was driven largely by takeovers. For example, in the technology sector Qwest Communications acquired LCI International, in which the Fund had a large exposure; National City Bank acquired First of America, a Fund holding; and Williams Companies acquired the energy company Mapco, another Fund holding. In addition, the Fund's holding of Century Telephone nearly doubled in value over the year, as analysts projected superior earnings growth for the combined Century Telephone/Pacific Telesis company. Indeed, the merged company experienced revenue growth and margin expansion after joining forces, as it cut costs and expanded its territory.

Another merger, between cement manufacturers Southdown and Medusa, also contributed to the Fund's solid return. But, price gains on these stocks primarily were driven by excellent fundamentals within the industry. The supply/demand equation favored the manufacturers, given the steadily increasing demand for cement from the housing and infrastructure sectors, while the supply of cement has been virtually unchanged in the last decade. In addition, U.S. government restrictions on the amount of cement that can be imported helped the U.S. manufacturers.

DID EVENTS IN ASIA INFLUENCE ANY OF THE FUND'S HOLDINGS?*
On the downside, events in Asia caused certain Fund holdings to decline. As Asian currency values plummeted, it appears Asian customers chose to curtail their gaming excursions to the United States. As a result, the Fund's holdings in Circus Circus and MGM declined for the fiscal year. In addition, CompUSA lost half of its value due to the unanticipated sharp declines in computer prices. Lower demand from Asia contributed to the price declines, as did the lack of new memory-consuming software applications, which prompted revenue declines and margin contraction.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE DURING THE FISCAL YEAR?*
Only two of the Fund's top 10 holdings remained from last year -- CMS Energy, 1.6% (utilities) and Southtrust Corp., 1.6% (financial services). Rounding out the top 10 were utilities companies New Century Enterprises, 1.5%, Allegheny Energy, 1.3%, Century Telephone, 1.5%, El Paso Natural Gas, 1.6% and Teco Energy, 1.2%; financial companies Bear Stearns,

                      The One Group Disciplined Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

1.6% and Paine Webber, 1.2%; and Tyson Foods, 1.1%, a member of the consumer non-durable sector.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we plan to maintain our current strategy of broad sector diversification, stringent in-house research and individual stock selection. Within each sector, we will continue to look for the best values among medium capitalization stocks, or those issues with low price/earnings and price/book ratios.

/s/ Edmund M. Cowart
--------------------
Edmund M. Cowart
Managing Director, Value Growth Team

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* Holdings subject to change.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Disciplined Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998
                                                                         Dollars

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/2/89)
  Fiduciary             28.27%       17.52        14.11%


  Fiduciary

                          VALUE OF $10,000 INVESTMENT                    Dollars

                                                                    S&P
                     Measurement Period                         BARRA/Midcap
                   (Fiscal Year Covered)                         400/Value         Fiduciary
3/89                                                                   10,000             10,000

6/89                                                                   10,883             10,989

6/90                                                                   12,677             11,372

6/91                                                                   13,615             11,572

6/92                                                                   15,441             13,451

6/93                                                                   17,545             15,278

6/94                                                                   17,792             15,895

6/95                                                                   22,430             18,443

6/96                                                                   27,627             22,150

6/97                                                                   34,233             26,704

6/98                                                                   43,366             34,253

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998
                                                                         Dollars

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               27.90%      17.27%        15.79%
  Class A*              22.13%      16.19%        14.96%


  Class A
  Class A*

* Reflects 4.50% Sales Charge

                                        VALUE OF $10,000 INVESTMENT

                                                                    S&P
                     Measurement Period                         BARRA/Midcap
                   (Fiscal Year Covered)                         400/Value          Class A*          Class A
2/92                                                                  10,000              9,550             10,000

6/92                                                                   9,992              9,666             10,121

6/93                                                                  11,354             10,948             11,464

6/94                                                                  11,514             11,418             11,956

6/95                                                                  14,515             13,179             13,801

6/96                                                                  17,879             15,788             16,534

6/97                                                                  22,153             18,977             19,875

6/98                                                                  28,063             24,279             25,419

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998
                                                                         Dollars

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  26.97%        16.38%
  Class B**                22.97%        16.12%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT

                     Measurement Period                             S&P
                   (Fiscal Year Covered)                        BARRA/Midcap       Class B**          Class B
1/94                                                                  10,000             10,000             10,000

6/94                                                                   9,344              9,500              9,500

6/95                                                                  11,779             10,918             10,918

6/96                                                                  14,509             12,985             12,985

6/97                                                                  17,978             15,476             15,476

6/98                                                                  22,775             19,465             19,665

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Disciplined Value Fund is measured against the S&P/BARRA Midcap 400 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P/BARRA Midcap 400 Value Index consists of the average monthly returns of the S&P 500 Index for periods prior to June 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Value Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Value Index on June 30, 1991.

                    The One Group Large Company Growth Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
The One Group Large Company Growth Fund Fiduciary share class posted a total return of 35.75% for the year ended June 30, 1998. (For information on other share classes and performance comparisons to indexes, please see page 20.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
A strong domestic economy, low inflation and declining interest rates all worked together to maintain a favorable equity environment. Once again, the market favored the largest growth-oriented companies because of their earnings reliability and stock liquidity.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy during this market climate has been to find good companies within industries that are growing at a faster rate than the economy. These are companies that we believe have the ability to exhibit sustained growth at some multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

After evaluating the impact of the Asian crisis on the Fund's stocks, we cut the portfolio's technology holdings because much of these companies' exports went to Asia. We also increased our retail holdings, as many of these companies purchase their materials from Asia and thus benefit from lower costs.

This strategy worked well, because the technology sector, as a whole, has underperformed the market, while the retail sector has outperformed.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed outstanding performance from computer manufacturer Dell Computer, up 216% for the fiscal year; software giant Microsoft, up 71% and online service provider America Online, up 278%.

On the other hand, there were a few disappointing performances from the technology sector. For example, Applied Materials was off 17% and Oracle Corp. declined 27%.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
Most of the Fund's top 10 holdings remained unchanged during the year. The only newcomers were Dell Computer, 2.6% (technology) and Lucent Technologies, 2.3% (technology). The remaining members included General Electric, 6.8% (capital goods), Microsoft, 6.4% (technology), Coca-Cola, 4.3% (consumer non-durable), Wal-Mart, 3.2% (retail), Merck, 3.0% (health care), Bristol-Myers Squibb, 3.0% (health care), Pfizer, 2.9% (health care) and Proctor & Gamble, 2.6% (consumer non-durable).

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we remain optimistic about continued U.S. economic growth and low inflation. We believe that interest rates may continue to decline, which would support ongoing stock market growth, but perhaps not at the unusually strong pace we've seen over the last several years. As such, it seems prudent to lower our expectations somewhat for the next year.

Our overall strategy remains intact -- to search for companies with strong fundamentals, effective management teams and favorable long-term outlooks. Because the Asian situation remains unresolved, we will continue to monitor its effects on the Fund's holdings.

/s/ Ashi Parikh
Ashi Parikh
Managing Director, Growth Equity Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your fund.

                    The One Group Large Company Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT          DOLLARS

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/28/92)
  Fiduciary             35.75%      22.79%        19.88%


  Fiduciary

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Growth        Fiduciary
2/92                                                                     10,000             10,000

6/92                                                                      9,743              9,920

6/93                                                                     10,550             11,301

6/94                                                                     10,522             12,210

6/95                                                                     13,755             14,878

6/96                                                                     17,505             17,461

6/97                                                                     24,215             23,243

6/98                                                                     32,661             31,553

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT          DOLLARS

                                         Since
                                       Inception
                           1 Year      (2/22/94)
  Class A                  35.43%        23.70%
  Class A*                 29.33%        22.39%

* Reflects 4.50% Sales Charge.

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Growth         Class A*          Class A
2/94                                                                     10,000              9,550             10,000

6/94                                                                      9,530              9,453              9,898

6/95                                                                     12,458             11,486             12,028

6/96                                                                     15,854             13,420             14,054

6/97                                                                     21,931             17,790             18,631

6/98                                                                     29,581             24,085             25,230

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT          DOLLARS

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  34.39%        22.49%
  Class B**                30.39%        22.26%

** Reflects Applicable Contingent Deferred Sales Charge.

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Growth        Class B**          Class B
1/94                                                                     10,000             10,000             10,000

6/94                                                                      9,539              9,934              9,934

6/95                                                                     12,235             11,831             11,831

6/96                                                                     15,570             13,952             13,952

6/97                                                                     21,539             18,381             18,381

6/98                                                                     29,052             24,496             24,696

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                                         DOLLARS

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               27.63%
  Class C**                             26.63%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                VALUE OF $10,000 INVESTMENT

                     Measurement Period                          S&P/BARRA
                   (Fiscal Year Covered)                         500 Growth        Class C**          Class C
11/97                                                                    10,000             10,000             10,000

6/98                                                                     12,458             12,663             12,763

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Company Growth Fund is measured against the S&P/BARRA 500 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                    The One Group Growth Opportunities Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
The One Group Growth Opportunities Fund Fiduciary share class posted a total return of 31.11% for the year ended June 30, 1998. (For information on other share classes and performance comparisons to indexes, please see page 22.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
Medium-capitalization growth stocks continued to benefit from a strong economy, solid corporate earnings, low inflation and low interest rates. In addition to these factors, the Fund's performance has benefited from good stock selection. Instead of looking for stocks based on general economic or market trends, we evaluate stocks on an individual basis, searching for those with appealing fundamentals.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

After the Asian crisis erupted, we evaluated the impact of the fallout. Many of the Fund's technology companies had significant Asian exports, so we cut certain technology holdings to lessen the impact that decreased Asian demand would have on these companies. At the same time, we increased our retail holdings because many of these companies purchase materials from Asia. As such, these retailers were able to benefit from lower prices on Asian imports.

This strategy worked well, because the technology sector, as a whole, underperformed the market, while the retail sector outperformed.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed outstanding performance from computer manufacturer Dell Computer, up 216% for the fiscal year; retailer Just for Feet, up 63% and technology company Compuware, up 114%.

On the other hand, there were a few disappointing performances from Altera (technology), down 42% for the fiscal year; KLA-Tencor (technology), down 43%; and Global Marine (energy), down 19%.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
Half of the Fund's top 10 holdings changed during the year. At year-end, those that remained in the top 10 included Coca-Cola Enterprises, 3.0% (consumer non-durable), BMC Software, 2.2% (technology), Just for Feet, 2.0% (retail), AES Corp., 1.9% (utilities) and AFLAC, 1.6% (financial services). The new members included America Online, 4.4% (technology), USA Waste Services, 2.5% (capital equipment), Compuware, 2.0% (technology), Kohl's, 1.6% (retail) and Staples, 1.6% (retail).

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we remain optimistic about continued U.S. economic growth and low inflation. We believe that interest rates may continue to decline, which would support ongoing stock market growth, but perhaps not at the unusually strong pace we've seen over the last several years. As such, it seems prudent to lower our expectations somewhat for the next year.

Our overall strategy remains intact -- to search for companies with strong fundamentals, effective management teams and favorable long-term growth rates. Because the Asian situation remains unresolved, we will continue to monitor its effects on the Fund's holdings.

/s/ Ashi Parikh
-------------------------------------
Ashi Parikh
Managing Director, Growth Equity Team

/s/ Richard R. Jandrain III
-------------------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your fund.

                    The One Group Growth Opportunities Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/2/89)
  Fiduciary             31.11%      19.12%        18.35%

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                            Mix             Fiduciary
3/89                                                              $10,000            $10,000
6/89                                                               10,883             10,822
6/90                                                               12,677             13,077
6/91                                                               13,165             14,364
6/92                                                               15,441             16,543
6/93                                                               17,545             20,076
6/94                                                               17,792             20,044
6/95                                                               22,430             24,002
6/96                                                               28,311             29,915
6/97                                                               34,939             36,721
6/98                                                              $44,334            $48,146

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               30.95%      18.85%        15.87%
  Class A*              25.07%      17.76%        15.03%

* Reflects 4.50% Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                                 Mix              Class A*           Class A
2/92                                                                    $10,000            $ 9,550            $10,000
6/92                                                                      9,992              8,448              8,847
6/93                                                                     11,354             10,282             10,766
6/94                                                                     11,514             10,229             10,710
6/95                                                                     14,515             12,224             12,799
6/96                                                                     18,321             15,196             15,912
6/97                                                                     22,611             18,618             19,495
6/98                                                                    $28,691            $24,380            $25,528

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                  29.79%        18.09%
  Class B**                25.79%        17.84%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P Mix          Class B**            Class B
1/94                                                              $10,000            $10,000            $10,000
6/94                                                                9,344              9,093              9,093
6/95                                                               11,779             10,772             10,772
6/96                                                               14,868             13,307             13,307
6/97                                                               18,349             16,198             16,198
6/98                                                              $23,283            $20,783            $20,983

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               14.27%
  Class C**                             13.27%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P Mix          Class C**           Class C
11/97                                                             $10,000            $10,000            $10,000
6/98                                                              $11,373            $11,327            $11,427

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Growth Opportunities Fund is measured against the S&P/BARRA Midcap 400 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P/BARRA Midcap 400 Growth Index for the Fiduciary Class Shares consists of the average monthly returns of the Russell 2000 Index for periods prior to June, 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Growth Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Growth Index on June 30, 1991.

                    The One Group Small Capitalization Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
For the year ended June 30, 1998, The One Group Small Capitalization Fund Fiduciary share class posted a total return of 23.58%. (For information on other share classes and a performance comparison to the index, please see page 24.)

For the fourth year in a row, performance of small-capitalization stocks trailed that of large-capitalization stocks. Investors continued to favor larger-company stocks because of their liquidity traits and earnings predictability.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary strategies during the year were to maintain an average market capitalization of $500 million or less and enhance the portfolio's diversification. We started improving the Fund's diversification in November 1997, after shareholders approved a change in the Fund's investment objective. Previously, the Fund focused on companies based in the Southeast region of the United States. Now, the Fund invests primarily in small and emerging companies throughout the United States, seeking to offer growth opportunities from a much larger universe of companies. The number of companies represented in the portfolio increased by 40% during the year.

We select stocks on an individual basis, relying on in-depth research to uncover companies with talented management teams and promising growth characteristics. As such, we avoid emphasizing particular sectors or industries and, instead, tend to remain sector neutral.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund benefited from impressive performance from several individual holdings. In particular, furniture retailer Ethan Allen Interiors was up more than 75% for the year, after doubling in value the previous fiscal year. Safeskin Corp., in the health care sector, was up more than 179% for the year.

WERE THERE ANY PARTICULARLY WEAK HOLDINGS?*
We significantly reduced the Fund's energy weighting during the year, as oil prices declined. Nevertheless, several of the Fund's holdings in oil service companies, which had performed extremely well in fiscal 1997, declined nearly 50% from their highs. In addition, several stocks in the volatile health care and technology sectors dropped in value.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
The Fund's top 10 holdings were led by five technology stocks -- Sanmina, 1.2%, Tech Data, 1.0%, Platinum Technology, 0.9%, Aspect Telecommunications, 0.8%, and Comverse Technology, 0.8% -- and three financial stocks -- Protective Life, 1.2%, Sirrom Capital, 0.9% and Alabama National Bancorp, 0.9%. The remaining members of the top 10 were Ethan Allen Interiors, 1.0% and Hibbett Sporting Goods, 0.8% (retail).

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we remain optimistic about continued U.S. economic growth and low inflation. We believe that interest rates may decline further, which would support ongoing stock market growth. Although the market continues to demand liquidity, which is provided by large-capitalization stocks, the valuations in small-company stocks are becoming more compelling on a price/earnings to growth relationship.

Our overall strategy remains intact -- to take a bottom-up approach in our search for small companies with promising growth qualities.

/s/ Donald E. Allred
---------------------------
Donald E. Allred
Fund Manager

/s/ Richard R. Jandrain III
---------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

                    The One Group Small Capitalization Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Fiduciary             23.58%      14.55%        17.10%

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 600          Fiduciary
6/91                                                              $10,000            $10,000
6/92                                                               11,710             12,122
6/93                                                               15,046             15,309
6/94                                                               15,326             15,874
6/95                                                               18,447             17,772
6/96                                                               23,246             21,551
6/97                                                               28,287             24,448
6/98                                                              $33,792            $30,200

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Class A               23.28%      14.42%        17.01%
  Class A*              17.69%      13.37%        16.25%

* Reflects 4.50% Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 600           Class A*           Class A
6/91                                                              $10,000            $ 9,550            $10,000
6/92                                                               11,710             11,577             12,122
6/93                                                               15,046             14,620             15,309
6/94                                                               15,326             15,159             15,877
6/95                                                               18,447             16,972             17,772
6/96                                                               23,246             20,502             21,468
6/97                                                               28,287             23,275             24,371
6/98                                                              $33,792            $28,683            $30,034

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                         Since
                                       Inception
                           1 Year      (9/12/94)
  Class B                  22.24%        15.88%
  Class B**                18.24%        15.35%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 600          Class B**           Class B
9/94                                                              $10,000            $10,000            $10,000
6/95                                                               11,188             10,594             10,594
6/96                                                               14,098             12,702             12,702
6/97                                                               17,156             14,320             14,320
6/98                                                              $20,494            $17,199            $17,499

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               3.08%
  Class C**                             2.16%

** Reflects Applicable Contingent Deferred Sales Charge.

                          VALUE OF $10,000 INVESTMENT

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 600          Class C**         Class C
11/97                                                             $10,000           $10,000           $10,000
6/98                                                              $10,826           $10,215           $10,307

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period prior to the commencement of operations of The One Group Small Capitalization Fund on March 26, 1996. Performance for the Fiduciary Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Small Capitalization Fund is measured against the S&P 600 Index, an unmanaged index generally representative of the performance of small companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                 The One Group International Equity Index Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

HOW DID THE FUND PERFORM?
For the year ended June 30, 1998, The One Group International Equity Index Fund Fiduciary share class provided a total return of 9.54%. (For information on other share classes and a performance comparison to the index, please see page 27.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?
The Fund's strategy has two components. It seeks to invest 90% of its assets in the developed international markets in a manner designed to track the Morgan Stanley Capital International Europe, Australia, Far East/
Gross Domestic Product (EAFE/GDP) Index; and it invests the remaining 10% of its assets in emerging markets.

Over the past 12 months, the difference in return between the developed markets and the emerging markets was dramatic. The EAFE/GDP Index rose 15.14% over this period, while the customized index we track in the emerging markets fell 16.09%. The Fund's return trailed the EAFE/GDP Index due to its investments in emerging markets and due to fees and expenses charged to the Fund. (An index has no expenses because it is an unmanaged portfolio.)

WHY DID THE EMERGING MARKETS FALL SO SHARPLY?
The turmoil in the emerging markets began on July 2, 1997, when a rapid decline in Thailand's currency precipitated an economic crisis throughout Asia. As the region's currencies dropped, companies' foreign debts grew beyond their ability to pay. Many companies had borrowed from foreign lenders because interest rates were lower in those countries than they were at home. The amount of foreign debt surprised most investors, as companies in these countries did not adequately disclose those loans. Investors' reacted to these developments and equity prices plunged along with the currencies.

WHAT ABOUT THE INFLUENCE FROM THE DEVELOPED MARKETS?
European equity markets performed very well this past year, which allowed the Fund to achieve its positive return in spite of the turmoil in the Asian markets. The Fund's investments in Europe started the year at more than 61% of total assets.

HOW DID THE U.S. DOLLAR'S STRENGTH INFLUENCE RETURNS?
Overall performance once again was held back by a strong U.S. dollar, which increased in value versus nearly every currency across the globe. Because the Fund's foreign-denominated investments suffered from currency declines in all the countries where it invests over the past year, the strong U.S. dollar prevented the Fund from achieving a higher return.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG MARKETS?
Equity market returns across Europe outpaced even the exceptional U.S. equity market during the past 12 months. Among the developed countries, Finland performed best, up 66%. Other outstanding returns were posted in Italy, up 63%; Spain, up 50%; Ireland, up 41%; and Austria, France and Germany, each up more than 30%. European emerging countries also performed well, with Greece up 37%, Hungary up 25%, and Turkey up 24%.

In contrast, performance in Asia ranged from bad to worse. Japan, the largest weight in the Fund a year ago at 27% of assets, fell almost 32%. Among the developed markets in Asia, Malaysia fell 75%, Hong Kong fell 48%, and Singapore fell 48%. Results in Asia's emerging markets were even worse.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Fund will continue its strategy of tracking the EAFE/GDP Index with the bulk of its assets and investing broadly across the emerging markets. We continue to be optimistic about prospects in the European equity markets. Furthermore, recent developments in Asia have forced these countries to address their problems, and we expect those markets to fully recover eventually. We feel that sticking with the Fund's strategy will allow the Fund to participate in the recovery.

                 The One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

The Fund, by nature of its investment in 34 foreign countries, continues to offer superb diversification, especially for an investor with a large allocation to U.S. equities.

/s/ Norman Meltz
------------------------------
Norman Meltz
Independence International Associates Inc.
Fund Sub-Advisor

/s/ Richard R. Jandrain III
------------------------------
Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

                 The One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT

                                                  Since
                                                Inception
                        1 Year      5 Year      (10/28/92)
  Fiduciary              9.54%      10.93%        12.84%

                     Measurement Period                        Morgan Stanley
                   (Fiscal Year Covered)                          EAFE/GDP          Fiduciary
10/92                                                             $10,000            $10,000
6/93                                                               12,248             11,812
6/94                                                               14,527             13,636
6/95                                                               15,057             14,209
6/96                                                               16,946             15,803
6/97                                                               19,378             18,116
6/98                                                              $22,312            $19,843

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT

                                                  Since
                                                Inception
                        1 Year      5 Year      (4/23/93)
  Class A                9.34%      10.70%        10.21%
  Class A*               4.40%       9.68%        9.23%

* Reflects 4.50% Sales Charge.

                                    VALUE OF $10,000 INVESTMENT

                     Measurement Period                        Morgan Stanley
                   (Fiscal Year Covered)                          EAFE/GDP          Class A*            Class A
4/93                                                              $10,000            $ 9,550           $ 10,000
6/93                                                                9,981              9,510              9,958
6/94                                                               11,837             10,953             11,469
6/95                                                               12,269             11,374             11,913
6/96                                                               13,808             12,641             13,248
6/97                                                               15,790             14,448             15,144
6/98                                                              $18,181            $15,809           $416,556

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                    VALUE OF $10,000 INVESTMENT

                                         Since
                                       Inception
                           1 Year      (1/14/94)
  Class B                   8.48%        8.53%
  Class B**                 4.48%        8.19%

** Reflects Applicable Contingent Deferred Sales Charge.

                     Measurement Period                        Morgan Stanley
                   (Fiscal Year Covered)                          EAFE/GDP          Class B**           Class B
1/94                                                              $10,000            $10,000            $10,000
6/94                                                               10,057             10,323             10,323
6/95                                                               10,424             10,650             10,650
6/96                                                               11,732             11,712             11,712
6/97                                                               13,415             13,278             13,278
6/98                                                              $15,446            $14,203            $14,403

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1998

                                        Since
                                      Inception
                                      (11/4/97)
  Class C                               16.34%
  Class C**                             15.34%

** Reflects Applicable Contingent Deferred Sales Charge.

                     Measurement Period                        Morgan Stanley                  Dollars
                   (Fiscal Year Covered)                          EAFE/GDP         Class C**          Class C
11/97                                                            $10,000            $10,000            $10,000
6/98                                                             $12,365            $11,534            $11,634

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley EAFE/GDP Index, an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
ASSET BACKED SECURITIES (2.0%):
Financial Services (2.0%):
 $   42     Advanta Mortgage Loan Trust, Series
              1994-3, Class A2, 7.60%,
              7/25/10..........................  $     42
    542     Case Equipment Loan Trust, Series
              1996-B, Class A3, 6.65%,
              9/15/03..........................       552
  1,000     Chemical Master Credit Card Trust,
              Series 1995-2, Class A, 6.23%,
              6/15/03..........................     1,010
    480     Greentree Financial Corp., Series
              1996-3, Class A3, 6.70%,
              5/15/27..........................       487
    800     Greentree Financial Corp., Series
              1996-7, Class A4, 6.80%,
              10/15/27.........................       830
    105     KeyCorp Auto Grantor Trust, Series
              1995-A A, 5.80%,.................       106
    312     Nationsbank Auto Owner Trust,
              Series 1996-A A3, 6.38%,
              7/15/00..........................       314
    525     Olympic Automobile Receivables
              Trust, 6.05%, 8/15/02............       526
  1,025     Olympic Automobile Receivables
              Trust, Series 1996-B, Class A4,
              6.70%, 3/15/02...................     1,036
    395     The Money Store Home Equity Trust,
              Series 1993-C, 5.18%, 7/15/06....       391
     73     The Money Store Home Equity Trust,
              Series 1994-B, Class A2, 6.80%,
              2/15/13..........................        74
                                                 --------
Total Asset Backed Securities                       5,368
                                                 --------
COMMERCIAL PAPER (1.9%):
Financial Services (1.9%):
  5,200     Merrill Lynch, 5.59%, 9/18/98
              (d)..............................     5,137
                                                 --------
Total Commercial Paper                              5,137
                                                 --------
COMMON STOCKS (53.5%):
Business Equipment & Service (0.7%):
     14     Miller (Herman), Inc...............       333
     25     Service Corp. International........     1,085
     11     U.S.A. Waste Services, Inc.
              (b)(c)...........................       523
                                                 --------
                                                    1,941
                                                 --------
Capital Goods (3.9%):
      9     Cooper Industries, Inc.............       483
     18     Emerson Electric Co................     1,092
     50     General Electric Co................     4,504
     16     Harsco Corp........................       738
      8     Hubbell, Inc., Class B.............       329
     13     Johnson Controls, Inc..............       725
      6     Medusa Corp........................       389

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     25     Teleflex, Inc......................  $    939
     21     Tyco International, Ltd............     1,335
                                                 --------
                                                   10,534
                                                 --------
Consumer Durable (0.7%):
     25     Autozone, Inc. (b)(c)..............       789
     21     Chrysler Corp......................     1,201
                                                 --------
                                                    1,990
                                                 --------
Consumer Non-Durable (4.6%):
     28     Coca-Cola Co.......................     2,360
     25     ConAgra, Inc.......................       792
     14     Interstate Bakeries Corp...........       471
     25     Intimate Brands, Inc...............       675
     10     Lancaster Colony Corp..............       367
     18     McCormick & Co., Inc...............       654
     24     Newell Companies, Inc..............     1,176
     43     Philip Morris Co., Inc.............     1,709
     10     Proctor & Gamble Co................       902
     17     Quaker Oats Co.....................       917
     15     Revlon, Inc. (b)(c)................       745
     21     Rubbermaid, Inc....................       710
     18     Sara Lee Corp......................     1,029
                                                 --------
                                                   12,507
                                                 --------
Consumer Services (2.7%):
     26     Belo (A.H.) Corp., Series A........       626
     24     Hasbro, Inc........................       930
     30     Hilton Hotels Corp.................       849
     13     MGM Grand, Inc. (b)(c).............       420
     22     Tele-Communications, Inc. (b)(c)...       855
     19     Time Warner, Inc...................     1,650
     17     Viacom, Inc. (b)...................       996
      9     Walt Disney Co.....................       893
                                                 --------
                                                    7,219
                                                 --------
Energy (3.9%):
     12     Ashland, Inc.......................       609
     10     Devon Energy Corp. (c).............       363
     10     Dresser Industries, Inc............       432
     46     Exxon Corp.........................     3,259
     30     Royal Dutch Petroleum, NY Shares...     1,633
     27     Texaco, Inc........................     1,612
     16     Tosco Corp. (c)....................       479
     10     Transocean Offshore, Inc...........       436
     17     Ultramar Diamond Shamrock Corp.....       521
     33     USX-Marathon Group.................     1,119
                                                 --------
                                                   10,463
                                                 --------
Financial Services (9.3%):
     11     Allstate Corp......................     1,026
      9     American International Group,
              Inc..............................     1,343
      6     Associates First Capital, Class
              A................................       469

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     11     Bear Stearns Co., Inc..............  $    614
     24     Charter One Financial, Inc.........       809
     23     Chase Manhattan Corp...............     1,744
     13     Cigna Corp.........................       897
     11     Equitable Co., Inc.................       809
     27     Federal National Mortgage Assoc....     1,622
     23     First Tennessee National Corp......       729
     18     First Union Corp...................     1,031
     10     Hartford Financial Services
              Group............................     1,121
     21     MBNA Corp..........................       690
     14     Mercantile Bankshares Corp.........       498
     19     Morgan Stanley Dean Witter
              Discover.........................     1,754
     16     National City Corp.................     1,157
     36     NationsBank Corp...................     2,761
      6     PMI Group, Inc.....................       462
     26     Southtrust Corp....................     1,151
     13     State Street Corp..................       869
     38     Travelers Group, Inc...............     2,322
      3     Wells Fargo & Co...................     1,255
                                                 --------
                                                   25,133
                                                 --------
Health Care (5.9%):
     33     American Home Products Co..........     1,713
     12     Bausch & Lomb, Inc.................       596
     16     Baxter International, Inc..........       866
     10     Boston Scientific Corp. (b)(c).....       731
     24     Bristol Myers Squibb Co............     2,713
      8     Cardinal Health, Inc...............       703
     18     IDEXX Laboratories, Inc. (b).......       458
      9     Johnson & Johnson..................       634
     20     Medtronic, Inc.....................     1,275
     12     Merck & Co., Inc...................     1,578
      8     Pfizer, Inc........................       837
     16     Schering Plough Corp...............     1,439
      6     Sofamor Danek Group, Inc. (b)......       545
     27     Warner Lambert Co..................     1,852
                                                 --------
                                                   15,940
                                                 --------
Raw Materials (2.0%):
     12     Betzdearborn, Inc..................       498
     18     Crompton & Knowles Corp............       456
     18     Du Pont (EI) de Nemours & Co.......     1,350
     22     Ferro Corp.........................       561
     23     Morton International, Inc..........       585
     17     Nalco Chemical Co..................       580
     16     Olin Corp..........................       663
     18     Praxair, Inc.......................       847
                                                 --------
                                                    5,540
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail (3.7%):
     23     Dayton Hudson Corp.................  $  1,130
     36     Just For Feet, Inc. (b)............     1,023
     21     Kohl's Corp. (b)...................     1,063
     30     Kroger Co. (b).....................     1,273
     42     Officemax, Inc. (b)................       693
     12     Outback Steakhouse, Inc. (b)(c)....       476
     16     Safeway, Inc. (b)..................       643
     46     Wal-Mart Stores, Inc. (c)..........     2,813
     24     Williams Sonoma, Inc. (b)..........       770
                                                 --------
                                                    9,884
                                                 --------
Shelter (1.5%):
      6     Armstrong World Industries, Inc....       411
     23     Kimberly Clark Corp................     1,060
     28     Leggett & Platt, Inc...............       705
     17     Masco Corp.........................     1,004
     18     Pentair, Inc.......................       769
                                                 --------
                                                    3,949
                                                 --------
Technology (8.7%):
     18     American Power Conversion (b)......       543
     13     Applied Materials, Inc. (b)........       378
     18     BMC Software, Inc. (b).............       924
     22     Cadence Design Systems, Inc. (b)...       681
     29     Cisco Systems, Inc. (b)............     2,693
     29     Dell Computer Corp. (b)............     2,673
     13     Gateway 2000, Inc. (b)(c)..........       643
     25     Hewlett Packard Co.................     1,503
     36     Intel Corp.........................     2,639
     20     International Business Machines....     2,239
      8     Lockheed Martin Corp...............       815
     19     LSI Logic Corp. (b)................       436
     20     Lucent Technologies, Inc...........     1,689
     16     Maxim Integrated Products, Inc.
              (b)..............................       513
     48     Microsoft Corp. (b)................     5,169
                                                 --------
                                                   23,538
                                                 --------
Utilities (5.9%):
     18     AES Corp. (b)......................       951
     22     Baltimore Gas & Electric Co........       677
     19     Century Telephone Enterprises......       885
     20     Cinergy Corp.......................       711
     17     El Paso Natural Gas................       646
     33     Energy East Corp...................     1,353
     24     General Public Utilities Corp......       908
     30     GTE Corp...........................     1,669
     13     L G & E Energy Corp................       346
     13     MCN Corp...........................       311
     39     Qwest Communications International
              (b)..............................     1,377
     51     SBC Communications, Inc............     2,028
     24     Sprint Corp........................     1,713

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     24     Williams Cos., Inc. (c)............  $    797
     34     WorldCom, Inc. (b)(c)..............     1,647
                                                 --------
                                                   16,019
                                                 --------
Total Common Stocks                               144,657
                                                 --------
CORPORATE BONDS (10.8%):
Banking, Finance & Insurance (5.8%):
 $1,000     Association Corp., 8.27%,
              11/8/01..........................     1,066
  1,000     BankAmerica Corp., 8.13%, 2/1/02...     1,063
    500     Chrysler Financial Corp., 5.88%,
              2/7/01...........................       499
  1,200     Circuit City Credit Card Master
              Trust, 6.38%, 8/15/05............     1,214
  1,000     First Hawaiian, Inc., 6.25%,
              8/15/00..........................     1,001
    610     Ford Credit Auto Loan Master Trust,
              5.50%, 2/15/03...................       606
    500     Ford Motor Credit Corp., 8.38%,
              1/15/00..........................       518
    250     General Motors Acceptance Corp.,
              7.00%, 3/1/00....................       254
  1,250     General Motors Acceptance Corp.,
              8.25%, 2/24/04...................     1,365
  1,000     Goldman Sachs Group, 7.20%, 3/1/07,
              144 A............................     1,063
    750     Huntington National Bank, 6.75%,
              6/15/03..........................       769
  1,000     International Lease Finance Corp.,
              5.88%, 1/15/01...................       996
  1,000     KeyCorp National Bank, 6.75%,
              6/15/03..........................     1,025
    300     Lehman Brothers Holdings, Inc.,
              8.88%, 11/1/98...................       303
    500     Lehman Brothers, Inc., 9.88%,
              10/15/00.........................       539
    413     MBNA Master Credit Card, 5.40%,
              3/15/99..........................       411
    800     McDonnell Douglas Corp., 9.30%,
              9/11/02..........................       825
    307     McDonnell Douglas Corp., 6.45%,
              12/5/02..........................       311
  1,250     Midland Bank PLC, 6.95%, 3/15/11...     1,303
    250     Nationsbank Texas, 6.75%,
              8/15/00..........................       254
    500     Suntrust Banks, 7.38%, 7/1/02......       523
                                                 --------
                                                   15,908
                                                 --------
Consumer Non-Durable (0.4%):
    250     Anheuser Busch Co., 8.75%,
              12/1/99..........................       260
    500     Campbell Soup Co., 5.63%,
              9/15/03..........................       490
    250     Coca-Cola Co., 7.88%, 9/15/98......       251
                                                 --------
                                                    1,001
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Governments (Foreign) (0.4%):
 $1,000     Province of Quebec, 6.50%,
              1/17/06..........................  $  1,021
                                                 --------
Industrials (2.4%):
  1,000     Cummins Engine Co., Inc., 6.45%,
              3/1/05...........................     1,009
  1,000     Dayton Hudson Corp., 7.25%,
              9/1/04...........................     1,053
    200     Du Pont (EI) de Nemours & Co.,
              8.70%, 2/7/01....................       214
    250     Ford Motor Co., 9.00%, 9/15/01.....       271
    750     Hertz, 6.00%, 1/15/03..............       744
    200     Illinois Tool Works, 7.50%,
              12/1/98..........................       201
    500     J C Penney & Co., 5.38%,
              11/15/98.........................       498
    250     Johnson & Johnson, 7.38%,
              6/29/02..........................       262
  1,250     Occidental Petroleum, 9.25%,
              8/1/19...........................     1,577
    750     Sears Roebuck Acceptance, 7.13%,
              5/2/03...........................       776
                                                 --------
                                                    6,605
                                                 --------
Transportation (0.2%):
    500     Union Pacific Co., 7.60%, 5/1/05...       535
                                                 --------
Utilities (1.6%):
    500     AT&T Corp., 6.00%, 8/1/00..........       499
    750     AT&T Corp., 7.50%, 6/1/06..........       810
  1,250     Columbia Gas System, 6.39%,
              11/28/00.........................     1,258
    250     Duke Power Co., 7.00%, 7/1/00......       255
    250     Southern California Edison, 7.50%,
              4/15/99..........................       253
    675     Virginia Electric & Power, 9.15%,
              6/10/99..........................       695
    500     Virginia Electric & Power, 6.63%,
              4/1/03...........................       512
                                                 --------
                                                    4,282
                                                 --------
Total Corporate Bonds                              29,352
                                                 --------
FEDERAL AGENCY DEBENTURES (0.7%):
Federal National Mortgage Assoc. (0.7%):
  1,000     5.55%, 9/8/98......................       999
  1,000     5.53%, 2/10/99.....................     1,000
                                                 --------
Total Federal Agency Debentures                     1,999
                                                 --------
U.S. GOVERNMENT AGENCY MORTGAGES (15.4%):
Federal Home Loan Mortgage Corp. (5.2%):
    102     10.00%, 9/1/03, Pool #E30407.......       108
    280     8.00%, 3/1/08, Pool #E45796........       289
    896     7.00%, 1/1/12, Pool #E66116........       914
  1,483     6.50%, 3/1/13, Pool #E69466........     1,493
  1,484     6.00%, 3/1/13, Pool #E69409........     1,470
  1,000     7.00%, 6/1/13, Pool #E00554........     1,011
  1,000     6.50%, 7/1/13, TBA.................     1,012
  1,000     6.00%, 7/1/13, TBA.................       988
    269     10.50%, 10/1/20, Pool #D24679......       299

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $  535     8.00%, 4/1/25, Pool #C00401........  $    555
    370     8.00%, 5/1/25, Pool #D60455........       384
    402     7.00%, 2/1/26, Pool #D69343........       409
    637     6.50%, 2/1/26, Pool #D68616........       637
    833     6.50%, 2/1/26, Pool #D68124........       833
    482     7.00%, 3/1/26, Pool #D69430........       490
    791     7.50%, 5/1/26, Pool #C00460........       813
    586     8.50%, 7/1/26, Pool #C00472........       613
    896     7.00%, 10/1/26, Pool #D75494.......       911
    858     7.50%, 12/1/27, Pool #C00542.......       879
                                                 --------
                                                   14,108
                                                 --------
Federal National Conventional Loan (0.3%):
    534     8.00%, 6/1/24, Pool #270402........       555
    301     8.00%, 6/1/24, Pool #250085........       313
                                                 --------
                                                      868
                                                 --------
Federal National Mortgage Assoc. (4.8%):
    250     6.40%, 1/13/04 (c).................       250
    807     6.50%, 5/1/11, Pool #337195........       815
  1,480     6.00%, 3/1/13, Pool #417081........     1,464
  1,494     6.50%, 4/1/13, Pool #414513........     1,503
  1,000     7.00%, 6/1/13, Pool #427488........     1,018
  2,000     6.50%, 6/25/13, Series 94-1 K......     2,026
    739     7.00%, 7/1/25, Pool #317252........       753
    730     6.50%, 2/1/26, Pool #337115........       729
    994     7.00%, 3/1/26, Pool #365488........     1,010
    753     7.50%, 5/1/26, Pool #344916........       775
    863     7.00%, 5/1/26, Pool #346269........       877
    859     7.50%, 11/1/26, Pool #363626.......       883
    996     6.50%, 2/1/28, Pool #417157........       992
                                                 --------
                                                   13,095
                                                 --------
Government National Mortgage Assoc. (5.1%):
    678     5.50%, 4/20/11, Pool #2222.........       655
    103     8.00%, 4/15/17, Pool #192100.......       108
     59     8.00%, 5/15/22, Pool #329176.......        62
     85     6.50%, 1/15/24, Pool #376656.......        86
    209     8.00%, 4/15/24, Pool #376038.......       218
    895     8.00%, 8/15/24, Pool #394024.......       932
  1,260     7.00%, 8/15/25, Pool #413007.......     1,285
    909     6.50%, 4/15/26, Pool #424185.......       910
    971     6.50%, 4/15/26, Pool #416192.......       971
    751     7.50%, 5/15/26, Pool #375345.......       774
    903     7.00%, 5/15/26, Pool #375344.......       921
    684     8.50%, 1/15/27, Pool #432266.......       723
    999     8.00%, 9/15/27, Pool #451932.......     1,035
    957     7.50%, 12/15/27, Pool #455358......       984
    987     7.00%, 4/15/28, Pool #473915.......     1,003

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $  999     7.50%, 5/15/28, Pool# 465069.......  $  1,027
  1,000     7.00%, 6/15/28, Pool #477123.......     1,016
  1,000     6.50%, 7/1/28, TBA.................       997
                                                 --------
                                                   13,707
                                                 --------
Total U.S. Government Agency Mortgages             41,778
                                                 --------
U.S. TREASURY OBLIGATIONS (12.4%):
U.S. Treasury Bills (0.1%):
     30     8/8/98 (d).........................        30
     30     8/20/98 (d)........................        30
    105     8/27/98 (d)........................       104
     55     9/24/98 (d)........................        54
                                                 --------
                                                      218
                                                 --------
U.S. Treasury Bonds (5.8%):
    750     11.25%, 2/15/15 (c)................     1,201
  5,900     7.50%, 11/15/16 (c)................     7,080
  4,700     8.13%, 8/15/19.....................     6,058
  1,000     7.88%, 2/15/21 (c).................     1,268
                                                 --------
                                                   15,607
                                                 --------
U.S. Treasury Notes (6.5%):
    200     8.88%, 2/15/99.....................       204
    300     5.88%, 3/31/99 (c).................       301
    300     6.00%, 10/15/99....................       302
    250     7.75%, 11/30/99 (c)................       257
  6,000     6.50%, 5/31/01 (c).................     6,151
  8,500     6.50%, 8/31/01 (c).................     8,729
    150     6.25%, 2/15/03 (c).................       154
  1,500     6.50%, 5/15/05 (c).................     1,582
                                                 --------
                                                   17,680
                                                 --------
Total U.S. Treasury Obligations                    33,505
                                                 --------
REPURCHASE AGREEMENTS (4.0%):
 10,900     Prudential Securities, 6.10%,
              7/1/98, (Collateralized by
              $11,056 U.S. Treasury Note,
              5.63%, 11/30/99, market value
              $11,118).........................    10,900
                                                 --------
Total Repurchase Agreements
 ...............................................    10,900
                                                 --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (10.7%):
Master Notes (1.9%):
  1,103     Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*..................     1,103
    919     Danaher Corp., 6.68%, 10/9/98*.....       919
    552     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*..................       552

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Master Notes, continued:
 $1,250     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*..................  $  1,250
    331     NationsBanc Capital Markets, 6.70%,
              7/1/98*..........................       331
  1,103     Williamette Industries, Inc.,
              5.85%, 7/23/98*..................     1,103
                                                 --------
                                                    5,258
                                                 --------
Put Bonds (3.0%):
    919     Associates Corp. N.A., 5.79%,
              1/4/99*..........................       919
    735     Branch Banking & Trust, 5.92%,
              12/10/99*........................       735
    368     Citicorp, 5.94%, 8/3/98*...........       368
    846     Evangelical Lutheran, 5.74%,
              4/28/00*.........................       844
  1,103     GMAC, 5.85%, 11/10/99*.............     1,104
    919     Goldman Sachs, 6.06%, 11/21/00*....       919
    919     Greenwich Capital, 6.11%,
              12/13/99*........................       919
    919     Lehman Brothers Holdings, 5.85%,
              8/18/99*.........................       919
    368     Merrill Lynch, 6.07%, 11/13/98*....       368
    919     PNC Bank, 5.74%, 10/2/98*..........       919
                                                 --------
                                                    8,014
                                                 --------
Repurchase Agreements (5.8%):
  3,677     Donaldson, Lufkin & Jenrette,
              6.65%, 7/1/98 (Collateralized by
              $3,759 various Corporate and
              Government Securities,
              2.85% - 17.25%, 10/15/02 -
              4/15/35, market value $3,818)....     3,677

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $1,838     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $1,959 various
              Corporate Bonds, 0.00%, 7/7/98 -
              9/18/98, market value $1,952)....  $  1,838
  9,450     Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $9,686 various
              Corporate Bonds, 0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $10,138).........................     9,450
      6     Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $7 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $7).................         6
    294     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $1,841 various
              Government Securities, 0.00% -
              10.00%, 12/1/18 - 5/1/24, market
              value $303)......................       294
    368     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $367 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $386)............................       368
                                                 --------
                                                   15,633
                                                 --------
Total Short-Term Securities Held as
 Collateral                                        28,905
                                                 --------
Total (Cost $264,919) (a)                        $301,601
                                                 ========

------------

Percentages indicated are based on net assets of $270,656.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $46. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $38,554
                   Unrealized depreciation.....................................   (1,918)
                                                                                 -------
                   Net unrealized appreciation.................................  $36,636
                                                                                 =======

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1998.
(d) Serves as collateral for futures contracts.

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

                                                                                CURRENT
 NUMBER                                                         OPENING         MARKET
   OF                                                          POSITIONS         VALUE
CONTRACTS                    CONTRACT TYPE                       (000)           (000)
---------                    -------------                     ---------        -------
   20        Long S&P 500, September 1998 Futures               $5,534          $5,716

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS (94.8%):
Business Equipment & Services (1.9%):
     63     Automatic Data Processing, Inc....  $    4,591
    180     Browning-Ferris Industries, Inc.
              (b).............................       6,255
    225     Dun & Bradstreet Corp. (b)........       8,128
                                                ----------
                                                    18,974
                                                ----------
Capital Goods (6.2%):
    215     Cooper Industries, Inc............      11,812
     87     Deere & Co........................       4,600
     80     Emerson Electric Co...............       4,825
    365     General Electric Co...............      33,215
    100     Johnson Controls, Inc.............       5,706
                                                ----------
                                                    60,158
                                                ----------
Consumer Durable (1.9%):
     75     Chrysler Corp.....................       4,228
    250     Ford Motor Co.....................      14,750
                                                ----------
                                                    18,978
                                                ----------
Consumer Non-Durable (13.8%):
    120     American Greetings Corp., Class
              A...............................       6,113
    254     Campbell Soup Co..................      13,473
    100     Clorox Co.........................       9,538
    242     Coca-Cola Co......................      20,690
    450     ConAgra, Inc......................      14,259
    110     Eastman Kodak Co..................       8,037
    150     H.J. Heinz Co.....................       8,419
    120     International Flavors &
              Fragrances, Inc. (b)............       5,213
    150     McCormick & Co., Inc..............       5,358
     60     Newell Co., Inc...................       2,989
    165     PepsiCo, Inc......................       6,796
    325     Philip Morris Co., Inc............      12,797
    165     Proctor & Gamble Co...............      15,024
    104     Quaker Oats Co....................       5,714
                                                ----------
                                                   134,420
                                                ----------
Consumer Services (1.0%):
    120     McGraw-Hill Co., Inc..............       9,788
                                                ----------
Energy (8.9%):
    265     Amoco Corp........................      11,031
    100     Atlantic Richfield Co.............       7,813
    100     Dresser Industries, Inc. (b)......       4,406
    300     Exxon Corp........................      21,394
    100     Halliburton Co. (b)...............       4,456
    210     Mobil Corp........................      16,091
    350     Royal Dutch Petroleum Co. (b).....      19,184
     75     USX-Marathon Group................       2,573
                                                ----------
                                                    86,948
                                                ----------
Financial Services (18.4%):
    115     Allstate Corp.....................      10,530
    210     American Express Co...............      23,941

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     72     Associates First Capital, Class
              A...............................  $    5,541
    240     BankAmerica Corp..................      20,745
    146     Chase Manhattan Corp..............      11,027
     65     Citicorp..........................       9,701
    216     Federal National Mortgage Assoc...      13,122
    240     First Tennessee National Corp.....       7,575
    100     First Union Corp..................       5,825
     95     J.P. Morgan & Co., Inc............      11,127
    155     Lincoln National Corp.............      14,163
    125     National City Corp................       8,875
    110     Norwest Corp......................       4,111
    200     Reliastar Financial Corp..........       9,600
     98     Southtrust Corp...................       4,241
     80     TransAmerica Corp.................       9,210
    240     U.S. Bancorp......................      10,320
                                                ----------
                                                   179,654
                                                ----------
Health Care (13.5%):
    126     Abbott Labs.......................       5,150
    400     American Home Products Co.........      20,700
    250     Baxter International, Inc.........      13,453
    200     Bristol Myers Squibb Co...........      22,987
    125     Merck & Co., Inc..................      16,719
    125     Pfizer, Inc.......................      13,586
    200     Schering Plough Corp..............      18,325
    300     Warner Lambert Co.................      20,813
                                                ----------
                                                   131,733
                                                ----------
Multi-Industry (0.6%):
     70     Minnesota Mining & Manufacturing
              Co..............................       5,753
                                                ----------
Raw Materials (3.8%):
    150     Dow Chemical Co. (b)..............      14,502
    140     Du Pont (EI) de Nemours & Co......      10,448
    150     Nalco Chemical Co.................       5,269
     83     Olin Corp.........................       3,460
    160     Pall Corp. (b)....................       3,280
                                                ----------
                                                    36,959
                                                ----------
Retail (3.5%):
    178     Albertsons, Inc...................       9,223
    163     May Department Stores Co..........      10,680
    185     Wal-Mart Stores, Inc. (b).........      11,238
     80     Walgreen Co. (b)..................       3,305
                                                ----------
                                                    34,446
                                                ----------
Shelter (7.0%):
     24     Avalon Bay Communities, Inc.......         891
     66     Boston Properties, Inc............       2,280
     45     Camden Property Trust.............       1,348
     56     CBL & Associates Properties.......       1,353
     35     Chelsea GCA Realty, Inc., (b).....       1,416

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Shelter, continued:
     44     Colonial Properties Trust.........  $    1,364
    138     Equity Office Properties Trust....       3,902
     35     Equity Residential Properties
              Trust...........................       1,651
     73     Federal Realty Trust..............       1,747
     32     Gables Residential Trust..........         857
    120     Kimberly Clark Corp...............       5,505
     66     Liberty Property Trust............       1,685
     31     Macerich Co.......................         912
     58     Mack Cali Realty Corp.............       1,980
    142     Masco Corp........................       8,585
     61     Merry Land & Investment Co........       1,283
     55     Mills Corp........................       1,327
     73     Patriot American Hospitality......       1,747
     66     Prentiss Properties Trust.........       1,614
     47     Public Storage, Inc...............       1,313
     49     Shurgard Storage Centers..........       1,349
     29     Simon Debartolo Group, Inc........         943
    270     Sonoco Products Co................       8,151
     43     Spieker Properties, Inc...........       1,682
     95     Starwood Hotels & Resorts (b).....       4,599
     68     Summit Properties, Inc............       1,292
     74     Taubman Centers, Inc..............       1,059
     48     Vornado Realty Trust..............       1,917
     28     Weeks Corp........................         898
     80     Weyerhaeuser Co...................       3,695
                                                ----------
                                                    68,345
                                                ----------
Technology (5.5%):
     60     AMP, Inc. (b).....................       2,063
    100     Boeing Co.........................       4,456
    127     Hewlett Packard Co................       7,604
    105     International Business Machines...      12,055
     60     Lockheed Martin Corp. (b).........       6,353
     60     United Technologies Corp. (b).....       5,550
    150     Xerox Corp........................      15,243
                                                ----------
                                                    53,324
                                                ----------
Transportation (0.2%):
     70     Norfolk Southern Corp.............       2,087
                                                ----------
Utilities (8.6%):
    181     AT&T Corp. (b)....................      10,332
    180     BellSouth Corp....................      12,083
    147     Central & South West Corp.........       3,951
     49     El Paso Energy Corp. (c)..........       2,597
     50     El Paso Natural Gas Co............       1,913
    160     Entergy Corp......................       4,600
    230     GTE Corp..........................      12,793
    200     L G & E Energy Corp...............       5,423
     80     New Century Energies, Inc.........       3,635
    140     Northern States Power Co..........       4,008

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
    400     SBC Communications, Inc...........  $   15,999
     90     Sprint Corp.......................       6,345
                                                ----------
                                                    83,679
                                                ----------
  Total Common Stocks                              925,246
                                                ----------
CONVERTIBLE BONDS (2.5%):
Health Care (1.1%):
 $5,000     Alza Corp., 5.00%, 5/1/06.........       6,350
  3,500     Athena Neurosciences, 4.75%,
              11/15/04, Callable 11/15/00 @
              102.7 (b).......................       4,051
                                                ----------
                                                    10,401
                                                ----------
Shelter (1.1%):
  6,500     Hilton Hotels Corp., 5.00%,
              5/15/06.........................       6,752
  4,500     Medical Care International, 6.75%,
              10/1/06.........................       4,123
                                                ----------
                                                    10,875
                                                ----------
Utilities (0.3%):
  2,500     U.S. Filter Corp., 4.50%,
              12/15/01........................       2,547
                                                ----------
Total Convertible Bonds                             23,823
                                                ----------
PREFERRED STOCKS (2.4%):
Capital Goods (0.3%):
    125     Ingersoll-Rand Co. (c)............       3,000
                                                ----------
Computer Software (0.5%):
     55     Microsoft Corp.(c)................       5,225
                                                ----------
Financial Services (0.7%):
     60     Newell Financial Trust (c)........       3,458
     45     St. Paul Capital (c)..............       3,204
                                                ----------
                                                     6,662
                                                ----------
Industrial Goods & Services (0.9%):
     50     Corning Delaware (c)..............       2,825
    120     Crown Cork & Seal Co. (c).........       5,370
                                                ----------
                                                     8,195
                                                ----------
Total Preferred Stocks                              23,082
                                                ----------
REPURCHASE AGREEMENTS (0.3%):
 $3,405     Prudential Securities, 6.10%,
              7/1/98 (Collateralized by $3,505
              U.S. Treasury Bills, 9/3/98,
              market value $3,474)............       3,405
                                                ----------
Total Repurchase Agreements                          3,405
                                                ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (5.4%):
Master Notes (1.0%):
  2,021     Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*.................       2,021
  1,684     Danaher Corp., 6.68%, 10/9/98*....       1,684

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Master Notes, continued:
 $1,011     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*.................  $    1,011
  2,292     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*.................       2,292
    606     NationsBanc Capital Markets,
              6.70%, 7/1/98*..................         606
  2,021     Williamette Industries, Inc.,
              5.85%, 7/23/98*.................       2,021
                                                ----------
                                                     9,635
                                                ----------
Put Bonds (1.5%):
  1,684     Associates Corp. N.A., 5.79%,
              1/4/99*.........................       1,683
  1,347     Branch Banking & Trust, 5.92%,
              12/10/99*.......................       1,347
    674     Citicorp, 5.94%, 8/3/98*..........         674
  1,550     Evangelical Lutheran, 5.74%,
              4/28/00*........................       1,547
  2,021     GMAC, 5.85%, 11/10/99*............       2,025
  1,684     Goldman Sachs, 6.66%, 11/21/00*...       1,684
  1,684     Greenwich Capital, 6.11%,
              12/13/99........................       1,684
  1,684     Lehman Brothers Holdings, 5.85%,
              8/18/99*........................       1,685
    674     Merrill Lynch, 6.07%, 11/13/98*...         674
  1,684     PNC Bank, 5.74%, 10/2/98*.........       1,683
                                                ----------
                                                    14,686
                                                ----------
Repurchase Agreements (2.9%):
  6,737     Donaldson, Lufkin & Jenrette,
              6.65%, 7/1/98 (Collateralized by
              $6,888 various Corporate and
              Government Securities,
              2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $6,996).........................       6,737

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $3,369     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $3,590
              various Corporate Bonds, 0.00%,
              7/7/98 - 9/18/98, market value
              $3,577).........................  $    3,369
 17,315     Lehman Brothers, 6.55%, 7/1/98
              (Collateralized by $17,748
              various Corporate Bonds,
              0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $18,576)........................      17,315
     12     Lehman Brothers, 6.47%, 7/1/98
              (collateralized by $12 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $12)...............          12
    539     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $3,374
              various Government Securities
              0.00% - 10.00%, 12/1/18-5/1/24,
              market value $555)..............         539
    674     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $672 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $707)...........................         674
                                                ----------
                                                    28,646
                                                ----------
Total Short-Term Securities Held as
Collateral                                          52,967
                                                ----------
Total (Cost $549,687) (a)                       $1,028,523
                                                ==========

------------

Percentages indicated are based on net assets of $976,168.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting to approximately $4. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands.):

Unrealized appreciation.....................................  $483,794
Unrealized depreciation.....................................    (4,962)
                                                              --------
Net unrealized appreciation.................................  $478,832
                                                              ========

(b) A portion of this security was loaned as of June 30, 1998
(c) Non-income producing securities

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMERCIAL PAPER (0.7%):
Financial Services (0.7%):
 $9,000     Merrill Lynch, 5.56%, 9/9/98......  $    8,904
                                                ----------
                        Total Commercial Paper       8,904
                                                ----------
COMMON STOCKS (98.3%):
Business Equipment & Services (1.8%):
     40     Automatic Data Processing, Inc....       2,946
     25     Browning-Ferris Industries,
              Inc.............................         868
     12     Canadian Moore Corp., Ltd.........         160
     10     Ceridian Corp.....................         613
     23     Cognizant Corp....................       1,449
     20     Computer Sciences Corp. (b).......       1,311
     12     Deluxe Corp.......................         415
     23     Dun & Bradstreet Corp.............         839
     18     Ecolab, Inc.......................         554
     21     Equifax, Inc. (c).................         750
     61     First Data Corp...................       2,038
     14     H & R Block.......................         592
     18     Ikon Office Solutions (c).........         256
     17     Interpublic Group Co., Inc........       1,018
     42     Laidlaw, Inc......................         511
      7     National Service Industries,
              Inc.............................         345
     21     Omnicom Group, Inc. (c)...........       1,057
     37     Pitney Bowes, Inc.................       1,793
     21     R.R. Donnelley & Sons Co..........         957
     11     Ryder Systems, Inc. (c)...........         344
     34     Service Corp. International.......       1,478
     62     WMX Technologies, Inc.............       2,176
                                                ----------
                                                    22,470
                                                ----------
Capital Goods (5.7%):
      3     Aeroquip-Vickers, Inc.............         202
     12     Black & Decker Corp...............         730
     10     Case Corp.........................         472
     50     Caterpillar, Inc..................       2,634
      5     Cincinnati Milacron, Inc..........         131
     16     Cooper Industries, Inc............         901
      6     Crane Co..........................         293
      6     Cummins Engine, Inc...............         288
     35     Deere & Co........................       1,842
     31     Dover Corp........................       1,051
     61     Emerson Electric Co...............       3,686
     12     Fluor Corp........................         597
      5     Foster Wheeler Corp...............         116
    444     General Electric Co...............      40,386
      7     General Signal Corp...............         252
     15     Grainger W.W., Inc................         739
      7     Harnischfeger Industries, Inc.....         193
     17     Honeywell, Inc....................       1,452
     33     Illinois Tool Works...............       2,203
     22     Ingersoll Rand Co.................         953
     11     Johnson Controls, Inc.............         650
      1     Nacco Industries, Inc.............         144

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     11     Navistar International Corp.......  $      303
      7     Owens-Corning Fiberglass Corp.....         287
     10     Paccar, Inc.......................         537
     15     Parker-Hannifin Corp..............         589
     25     PPG Industries, Inc...............       1,737
     24     Sherwin-Williams Co...............         795
      9     Snap-On, Inc......................         322
     12     Stanley Works.....................         503
     20     Thermo Electron Corp. (b).........         701
      8     Timken Co.........................         240
     78     Tyco International, Ltd...........       4,923
                                                ----------
                                                    70,852
                                                ----------
Consumer Durable (2.3%):
     21     Autozone, Inc. (b) (c)............         666
      3     Briggs & Stratton Corp............         103
     89     Chrysler Corp.....................       4,996
     11     Cooper Tire & Rubber Co...........         235
     14     Dana Corp. (c)....................         737
     11     Eaton Corp........................         830
      9     Echlin, Inc.......................         430
    165     Ford Motor Co.....................       9,748
     91     General Motors Corp...............       6,093
     25     Genuine Parts Co. (c).............         863
     21     Goodyear Tire & Rubber Co. (b)....       1,354
     16     ITT Industries, Inc...............         594
     14     Maytag Corp.......................         682
     10     Whirlpool Corp....................         714
                                                ----------
                                                    28,045
                                                ----------
Consumer Non-Durable (11.1%):
      7     Alberto Culver Co., Class B.......         205
     10     American Greetings Corp., Class
              A...............................         529
     68     Anheuser Busch Co., Inc. (c)......       3,192
     79     Archer-Daniels-Midland Co.........       1,538
     18     Avon Products, Inc................       1,433
      4     Ball Corp.........................         143
      8     Bemis Co..........................         307
     40     Bestfoods.........................       2,321
     10     Brown-Forman Corp., Class B.......         620
     64     Campbell Soup Co..................       3,395
     15     Clorox Co.........................       1,387
    338     Coca-Cola Co......................      28,913
     40     Colgate Palmolive Co..............       3,531
     66     ConAgra, Inc......................       2,080
      5     Coors Adolph Co., Class B.........         176
     17     Crown Cork & Seal Co..............         815
     44     Eastman Kodak Co..................       3,237
     28     Fort James Corp...................       1,267
     24     Fortune Brands Inc................         914
     11     Fruit of the Loom, Inc., Class A
              (b).............................         351
     22     General Mills, Inc................       1,495

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
    153     Gillette Co.......................  $    8,648
     50     H.J. Heinz Co.....................       2,833
     21     Hershey Foods Corp................       1,447
     15     International Flavors &
              Fragrances, Inc.................         653
      6     Jostens, Inc......................         135
     57     Kellogg Co........................       2,135
     10     Liz Claiborne, Inc. (c)...........         545
     22     Newell Co.........................       1,097
     40     Nike, Inc., Class B (c)...........       1,927
    203     PepsiCo, Inc......................       8,358
    333     Philip Morris Co., Inc............      13,098
     33     Pioneer Hi-Bred International,
              Inc.............................       1,378
      7     Polaroid Corp.....................         233
    183     Proctor & Gamble Co...............      16,706
     18     Quaker Oats Co....................       1,012
     14     Ralston Purina Group..............       1,687
      8     Reebok International Ltd. (b).....         218
     21     Rubbermaid, Inc...................         705
      5     Russell Corp......................         163
     64     Sara Lee, Corp....................       3,554
     47     Seagram Co., Ltd..................       1,929
      2     Springs Industries, Inc., Class
              A...............................          98
     10     Supervalu, Inc....................         427
     49     Sysco Corp........................       1,257
      9     Tupperware Corp...................         249
     87     Unilever N V......................       6,888
     27     UST, Inc..........................         721
     18     V.F. Corp.........................         925
     16     Wrigley (Wm.) Junior Co. (c)......       1,554
                                                ----------
                                                   138,429
                                                ----------
Consumer Services (4.0%):
     13     Brunswick Corp....................         331
     97     CBS Corp. (c).....................       3,068
    116     Cendant Corp......................       2,425
     17     Clear Channel Communications
              (b)(c)..........................       1,840
     50     Comcast Corp., Class A............       2,040
     13     Dow Jones & Co., Inc..............         740
     38     Gannett, Inc......................       2,736
     14     Harrah's Entertainment, Inc.
              (b)(c)..........................         320
     18     Hasbro, Inc.......................         697
     34     Hilton Hotels Corp................         975
     10     King World Productions, Inc.
              (b).............................         255
     11     Knight-Ridder, Inc................         631
     35     Marriott International, Class A...       1,130
     38     Mattel, Inc.......................       1,613
     14     McGraw-Hill Co., Inc..............       1,136
     85     Media One Group, Inc. (b)(c)......       3,721
      7     Meredith Corp.....................         325

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     24     Mirage Resorts, Inc. (b)(c).......  $      513
     13     New York Times Co., Class A.......       1,066
     69     Tele-Communications, Inc., Class A
              (b)(c)..........................       2,648
     78     Time Warner, Inc..................       6,647
     12     Times Mirror Co., Class A.........         758
     18     Tribune Co........................       1,224
     49     Viacom, Inc., Class B (b).........       2,850
     93     Walt Disney Co....................       9,734
                                                ----------
                                                    49,423
                                                ----------
Energy (7.2%):
     13     Amerada Hess Corp.................         680
    131     Amoco Corp........................       5,437
      8     Anadarko Petroleum Corp. (c)......         546
     12     Apache Corp.......................         389
      9     Ashland, Inc......................         469
     44     Atlantic Richfield Co.............       3,456
     22     Baker Hughes, Inc.................         777
     24     Burlington Northern...............       1,029
     89     Chevron Corp. (c).................       7,390
     24     Dresser Industries, Inc...........       1,065
    333     Exxon Corp........................      23,763
     34     Halliburton Co....................       1,537
      5     Helmerich & Payne, Inc............         119
      7     Kerr McGee Corp...................         423
      8     McDermott International, Inc......         274
    108     Mobil Corp........................       8,245
     50     Occidental Petroleum Corp.........       1,351
     14     Oryx Energy Co. (b)...............         305
      7     Pennzoil Co.......................         335
     36     Phillips Petroleum Co.............       1,731
     12     Rowan Cos., Inc...................         230
    293     Royal Dutch Petroleum Co. (c).....      16,043
     68     Schlumberger Ltd. (c).............       4,631
     10     Sun, Inc..........................         396
     24     Tenneco, Inc......................         908
     75     Texaco, Inc.......................       4,466
     34     Union Pacific Resources Group,
              Inc.............................         600
     34     Unocal Corp. (c)..................       1,201
     40     USX-Marathon Group................       1,358
      8     Western Atlas, Inc. (b)...........         662
                                                ----------
                                                    89,816
                                                ----------
Financial Services (17.5%):
     57     Allstate Corp.....................       5,239
     63     American Express Co...............       7,220
     33     American General Corp.............       2,354
     96     American International Group,
              Inc.............................      14,005
     22     Aon Corp..........................       1,533
     47     Associates First Capital, Class
              A...............................       3,642
     96     Banc One Corp. (c)................       5,332

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     52     Bank of New York Co., Inc. (c)....  $    3,150
     93     BankAmerica Corp..................       8,032
     40     Bankboston Corp...................       2,248
     13     Bankers Trust New York Corp.......       1,549
     19     BB&T Corp.........................       1,253
     16     Bear Stearns Co., Inc.............         882
      8     Beneficial Corp...................       1,151
      9     Capital One Financial Corp........       1,118
     36     Charles Schwab Corp...............       1,174
    116     Chase Manhattan Corp..............       8,748
     24     Chubb Corp........................       1,905
     29     Cigna Corp........................       2,017
     22     Cincinnati Financial Corp.........         852
     61     Citicorp..........................       9,169
     23     Comerica, Inc.....................       1,496
     25     Conseco, Inc. (c).................       1,155
     14     Country Wide Credit...............         721
     92     Federal Home Loan Mortgage Corp...       4,352
    141     Federal National Mortgage Assoc...       8,590
     33     Fifth Third Bancorp (c)...........       2,050
     40     First Chicago NBD Corp............       3,578
    132     First Union Corp..................       7,699
     39     Fleet Financial Group, Inc........       3,240
     34     Franklin Resources, Inc...........       1,860
     10     General Re Corp...................       2,656
      8     Golden West Financial Corp........         885
     19     Green Tree Financial Corp.........         801
     15     H.F. Ahmanson & Co................       1,061
     16     Hartford Financial Services
              Group...........................       1,805
     44     Household International, Inc.
              (c).............................       2,192
     26     Huntington Bancshares.............         875
     24     J.P. Morgan & Co., Inc............       2,846
     15     Jefferson Pilot Corp..............         875
     60     KeyCorp...........................       2,121
     16     Lehman Brothers Holding, Inc......       1,255
     14     Lincoln National Corp.............       1,285
     34     Marsh & McLennan Co...............       2,034
     13     MBIA, Inc.........................       1,001
     69     MBNA Corp.........................       2,262
     34     Mellon Bank Corp..................       2,397
     18     Mercantile Bancorporation.........         886
     47     Merrill Lynch & Co. (c)...........       4,351
     16     MGIC Investment Corp. (c).........         931
     82     Morgan Stanley Dean Witter
              Discover........................       7,484
     45     National City Corp................       3,182
    131     NationsBank Corp..................       9,987
     15     Northern Trust Corp...............       1,175
    101     Norwest Corp......................       3,787
     42     PNC Bank Corp.....................       2,259

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      9     Progressive Corp., Ohio...........  $    1,335
     13     Providian Financial...............       1,017
     15     Republic N Y Corp.................         944
     19     SAFECO Corp.......................         875
     23     SLM Holding Corp..................       1,142
     32     St. Paul Co., Inc.................       1,361
     22     State Street Corp.................       1,529
     24     Summit Bancorp....................       1,133
     25     Sunamerica, Inc...................       1,446
     29     SunTrust Banks, Inc...............       2,386
     34     Synovus Financial Corp. (c).......         810
     20     Torchmark Corp....................         915
      9     TransAmerica Corp.................       1,040
    156     Travelers Group, Inc..............       9,439
    102     U.S. Bancorp......................       4,391
     21     UNUM Corp.........................       1,150
     28     Wachovia Corp.....................       2,355
     51     Washington Mutual, Inc. (c).......       2,234
     12     Wells Fargo & Co..................       4,272
                                                ----------
                                                   217,481
                                                ----------
Health Care (11.9%):
    209     Abbott Labs.......................       8,537
     20     Aetna.............................       1,543
      9     Allergan, Inc.....................         419
     12     Alza Corp. (b)....................         507
    179     American Home Products Co.........       9,264
     36     Amgen, Inc. (b)...................       2,372
      8     Bard C.R., Inc....................         295
      8     Bausch & Lomb, Inc................         402
     38     Baxter International, Inc.........       2,026
     18     Becton Dickinson & Co. (c)........       1,368
     16     Biomet, Inc.......................         521
     27     Boston Scientific Corp. (b) (c)...       1,900
    137     Bristol Myers Squibb Co...........      15,701
     15     Cardinal Health, Inc..............       1,398
     91     Columbia/HCA Healthcare Corp.
              (c).............................       2,643
    152     Eli Lilly & Co....................      10,052
     20     Guidant Corp......................       1,423
     59     HBO & Co..........................       2,068
     54     Healthsouth Corp. (b).............       1,432
     22     Humana, Inc.......................         693
    184     Johnson & Johnson.................      13,538
     10     Mallinckrodt Group, Inc...........         311
      9     Manor Care, Inc...................         343
     65     Medtronic, Inc....................       4,166
    164     Merck & Co., Inc..................      21,871
      6     Millipore Corp....................         176
    176     Pfizer, Inc.......................      19,137
     69     Pharmacia & Upjohn, Inc...........       3,195

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
    100     Schering Plough Corp..............  $    9,186
      3     Shared Medical Systems Corp.......         194
     12     St. Jude Medical Center, Inc.
              (b).............................         435
     40     Tenet Healthcare Corp. (b)........       1,239
      9     U.S. Surgical, Corp...............         401
     25     United Healthcare Corp............       1,593
    111     Warner Lambert Co.................       7,730
                                                ----------
                                                   148,079
                                                ----------
Multi-Industry (1.1%):
     77     Allied Signal, Inc................       3,419
     32     Corning, Inc. (c).................       1,095
      5     FMC Corp..........................         333
     10     Harcourt General, Inc.............         613
     16     Loews Corp........................       1,396
     56     Minnesota Mining & Manufacturing
              Co..............................       4,587
      2     Octel Corp. (b)...................          43
     22     Textron, Inc......................       1,612
     17     TRW, Inc..........................         950
                                                ----------
                                                    14,048
                                                ----------
Raw Materials (3.0%):
     31     Air Products & Chemical, Inc......       1,231
     31     Alcan Aluminum Ltd................         848
     24     Allegheny Teledyne, Inc...........         551
     24     Aluminum Co. of America (c).......       1,577
     14     Armco, Inc. (b)...................          90
      6     ASARCO, Inc.......................         133
     15     Avery Dennison Corp...............         817
     10     B. F. Goodrich Co.................         482
     49     Barrick Gold Corp.................         946
     31     Battle Mountain Gold Co...........         184
     15     Bethlehem Steel Corp..............         186
     13     Cyprus Amax Minerals Co...........         174
     32     Dow Chemical Co. (c)..............       3,077
    155     Du Pont (EI) de Nemours & Co......      11,541
     11     Eastman Chemical Co...............         693
     20     Engelhard Corp....................         401
     27     Freeport-McMoran Copper & Gold,
              Class B.........................         416
      9     Great Lakes Chemical Corp.........         352
     14     Hercules, Inc.....................         594
     20     Homestake Mining Co. (c)..........         207
     23     Inco Ltd..........................         309
     80     Monsanto Co. (c)..................       4,490
     20     Morton International, Inc.........         492
     10     Nalco Chemical Co.................         335
     21     Newmont Mining Corp...............         501
     12     Nucor Corp........................         556
     16     Pall Corp.........................         329

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      9     Phelps Dodge Corp.................  $      505
     33     Placer Dome, Inc..................         383
     21     Praxair, Inc......................         979
      9     Reynolds Metals Co................         508
      9     Rohm & Haas Co....................         917
     14     Sigma-Aldrich Corp................         491
     18     Union Carbide Corp................         971
     12     USX -- U.S. Steel Group, Inc......         384
     10     W.R. Grace & Co...................         168
     13     Worthington Industries, Inc.......         190
                                                ----------
                                                    37,008
                                                ----------
Retail (6.0%):
      1     Abercrombie & Fitch Co. (b).......          44
     34     Albertsons, Inc...................       1,774
     39     American Stores Co................         947
     13     Circuit City Stores, Inc..........         621
     15     Consolidated Stores Co. (b).......         529
     29     Costco Companies, Inc. (c)........       1,855
     52     CVS Corp..........................       2,030
     22     Darden Restaurants, Inc...........         346
     59     Dayton Hudson Corp................       2,877
     15     Dillard Department Stores, Inc.,
              Class A.........................         636
     28     Federated Department Stores, Inc.
              (b)(c)..........................       1,511
     55     Gap, Inc..........................       3,412
      8     Giant Food Inc., Class A..........         359
      5     Great Atlantic & Pacific Tea,
              Inc.............................         175
    100     Home Depot, Inc...................       8,298
     35     J.C. Penney, Inc. (c).............       2,503
     64     K Mart, Inc. (b)(c)...............       1,233
     34     Kroger Co. (b)....................       1,450
     31     Limited, Inc......................       1,024
      4     Longs Drug Stores, Inc............         121
     47     Lowe's Co.........................       1,900
     32     May Department Stores Co..........       2,097
     95     McDonald's Corp...................       6,567
      5     Mercantile Stores Co., Inc........         385
     11     Nordstrom, Inc....................         879
      9     Pep Boys--Manny, Moe & Jack.......         166
     32     Rite Aid Corp. (c)................       1,218
     53     Sears Roebuck & Co................       3,260
     14     Tandy Corp........................         741
     42     TJX Co., Inc......................       1,023
     38     Toys R Us, Inc. (b)...............         905
     21     Tricon Global Restaurants (b).....         672
     18     Venator Group, Inc................         346
    307     Wal-Mart Stores, Inc. (c).........      18,638

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     68     Walgreen Co.......................  $    2,807
     17     Wendy's International, Inc........         410
     21     Winn Dixie Stores, Inc. (c).......       1,051
                                                ----------
                                                    74,810
                                                ----------
Shelter (1.2%):
      5     Armstrong World Industries,
              Inc.............................         351
      7     Boise Cascade Corp................         232
      7     Centex Corp.......................         274
     13     Champion International Co.........         631
      5     Fleetwood Enterprises, Inc........         187
     12     Georgia Pacific Corp..............         733
     41     International Paper Co............       1,762
      5     Kaufman & Broad Home Corp.........         169
     77     Kimberly Clark Corp...............       3,514
     15     Louisiana Pacific Corp............         268
     22     Masco Corp........................       1,326
     16     Mead Corp.........................         499
     21     Owens-Illinois, Inc. (b)..........         943
      3     Potlatch Corp.....................         146
      6     Pulte Corp........................         183
     11     Sealed Air Corp. (b)..............         415
     13     Stone Container Corp..............         203
      8     Temple Inland, Inc................         430
     10     Union Camp Corp...................         482
     14     Westvaco Corp.....................         390
     27     Weyerhaeuser Co...................       1,269
     16     Williamette Industries, Inc.......         516
                                                ----------
                                                    14,923
                                                ----------
Technology (14.9%):
     46     3Com Corp. (b)....................       1,406
     10     Adobe Systems, Inc................         410
     19     Advanced Micro Devices, Inc.
              (b).............................         319
     29     AMP, Inc..........................       1,012
     12     Andrew Corp. (b)..................         223
     17     Apple Computer, Inc. (b) (c)......         480
     49     Applied Materials, Inc. (b).......       1,433
     26     Ascend Communications, Inc. (b)
              (c).............................       1,303
      7     Auto Desk, Inc....................         263
     30     Bay Networks, Inc. (b)............         978
    137     Boeing Co.........................       6,103
     21     Cabletron Systems, Inc. (b).......         281
    139     Cisco Systems, Inc. (b)...........      12,800
    227     Compaq Computer Corp..............       6,433
     75     Computer Associates International,
              Inc.............................       4,164
      5     Data General Corp. (b)............          74
     89     Dell Computer Corp. (b)...........       8,272
     16     DSC Communications Corp. (b)
              (c).............................         467
      7     EG&G, Inc.........................         219

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     67     EMC Corp. (b) (c).................  $    3,022
     21     Gateway 2000, Inc. (b)............       1,072
     18     General Dynamics Corp.............         825
     17     General Instrument Corp. (b)......         472
     10     Harris Corp.......................         465
    142     Hewlett Packard Co................       8,514
    231     Intel Corp........................      17,104
    129     International Business Machines...      14,768
     11     KLA-Tencor Corp. (b) (c)..........         313
     26     Lockheed Martin Corp..............       2,797
     18     LSI Logic Corp. (b)...............         413
    179     Lucent Technologies, Inc..........      14,893
     28     Micron Technology, Inc. (b) (c)...         704
    335     Microsoft Corp. (b)...............      36,354
     81     Motorola, Inc.....................       4,246
     22     National Semiconductor Corp. (b)
              (c).............................         294
     72     Northern Telecom, Ltd.............       4,083
      9     Northrop Grumman Corp.............         931
     49     Novell, Inc. (b)..................         626
    134     Oracle Corp. (b) (c)..............       3,300
     35     Parametric Technology Corp. (b)...         940
      6     Perkin-Elmer Corp.................         382
     12     Raychem Corp......................         359
     46     Raytheon Co., Class B (c).........       2,732
     28     Rockwell International Corp.
              (c).............................       1,323
     11     Scientific-Atlanta, Inc...........         271
     34     Seagate Technology, Inc. (b)......         810
     23     Silicon Graphics, Inc. (b)........         281
     51     Sun Microsystems, Inc. (b)........       2,215
      6     Tektronix, Inc....................         229
     24     Tellabs, Inc. (b) (c).............       1,739
     52     Texas Instruments, Inc............       3,022
      7     Thomas & Betts Corp...............         347
     34     Unisys Corp.......................         962
     31     United Technologies Corp..........       2,888
     44     Xerox Corp. (c)...................       4,515
                                                ----------
                                                   184,851
                                                ----------
Transportation (1.0%):
     25     AMR Corp. (b).....................       2,054
     21     Burlington Northern Santa Fe
              Corp............................       2,060
     29     CSX Corp..........................       1,312
     10     Delta Air Lines, Inc..............       1,280
     20     FDX Corp. (b).....................       1,279
     52     Norfolk Southern Corp.............       1,564
     30     Southwest Airlines Co.............         885
     33     Union Pacific Corp. (c)...........       1,475
     12     US Air Group......................         981
                                                ----------
                                                    12,890
                                                ----------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities (9.6%):
     77     Airtouch Communications, Inc.
              (b).............................  $    4,508
     26     Alltel Corp. (c)..................       1,213
     19     Ameren Corp.......................         744
     26     American Electric Power, Inc......       1,168
    151     Ameritech Corp....................       6,798
    221     AT&T Corp. (c)....................      12,627
     20     Baltimore Gas & Electric Co.......         624
    213     Bell Atlantic Corp................       9,727
    136     BellSouth Corp....................       9,098
     21     Carolina Power & Light Co.........         925
     29     Central & South West Corp.........         778
     21     Cinergy Corp......................         744
     14     Coastal Corp......................         981
     12     Columbia Gas System, Inc..........         645
     32     Consolidated Edison, Inc..........       1,481
     13     Consolidated Natural Gas Co.......         744
     20     Detroit Edison Co.................         805
     24     Dominion Resources, Inc. of
              Virginia........................         978
     49     Duke Power Co., Inc...............       2,893
      2     Eastern Enterprises...............          92
     49     Edison International..............       1,458
     45     Enron Corp. (c)...................       2,424
     32     Entergy Corp......................         913
     31     First Energy Corp.................         964
     25     Florida Power & Light Group, Inc.
              (c).............................       1,598
     22     Frontier Corp.....................         700
     16     General Public Utilities Corp.....         608
    132     GTE Corp..........................       7,323
     38     Houston Industries................       1,173
     99     MCI Communications Corp...........       5,735
     33     Nextel Communications, Inc., Class
              A (b)...........................         830
     20     Niagara Mohawk Power Corp. (b)....         294
      7     NICOR, Inc........................         297
     19     Northern States Power Co..........         549
      3     Oneok, Inc........................         133
     40     Pacificorp........................         897
     31     Peco Energy Corp. (c).............         891
      4     Peoples Energy Corp...............         173
     52     PG & E Corp. (c)..................       1,639
     22     PP&L Resources, Inc...............         497
     33     Public Service Enterprise Group...       1,139
    252     SBC Communications, Inc...........      10,080
     18     Sempra Energy (b).................         492
     15     Sonat, Inc........................         579
     92     Southern Co.......................       2,547
     59     Sprint Corp.......................       4,166
     33     Texas Utilities (c)...............       1,364

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     56     The Williams Companies, Inc.
              (c).............................  $    1,896
     29     Unicom Corp.......................       1,028
     71     US West, Inc......................       3,321
    139     WorldCom, Inc. (b) (c)............       6,717
                                                ----------
                                                   119,998
                                                ----------
Total Common Stocks                              1,223,123
                                                ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $  220     7/16/98 (d).......................         220
    885     7/23/98 (d).......................         882
     15     8/20/98 (d).......................          15
    520     8/27/98 (d).......................         516
                                                ----------
Total U.S. Treasury Obligations                      1,633
                                                ----------
REPURCHASE AGREEMENTS (0.8%):
  9,880     Prudential Securities, 6.10%,
              7/1/98 (Collateralized by $9,880
              various U.S. Government
              Securities, 6.10% - 6.25%,
              4/30/01 - 6/26/03, market value
              $9,976).........................       9,880
                                                ----------
Total Repurchase Agreements                          9,880
                                                ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (9.2%):
Master Notes (1.7%):
  4,384     Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*.................       4,384
  3,653     Danaher Corp., 6.68%, 10/9/98*....       3,653
  2,192     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*.................       2,192
  4,969     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*.................       4,969
  1,315     NationsBanc Capital Markets,
              6.70%, 7/1/98*..................       1,315
  4,384     Williamette Industries, Inc.,
              5.85%, 7/23/98*.................       4,384
                                                ----------
                                                    20,897
                                                ----------
Put Bonds (2.6%):
  3,653     Associates Corp. N.A., 5.79%,
              1/4/99*.........................       3,651
  2,923     Branch Banking & Trust, 5.92%,
              12/10/99*.......................       2,923
  1,461     Citicorp, 5.94%, 8/3/98*..........       1,461
  3,361     Evangelical Lutheran, 5.74%,
              4/28/00*........................       3,355
  4,384     GMAC, 5.85%, 11/10/99*............       4,391
  3,653     Goldman Sachs, 6.06%, 11/21/00*...       3,653
  3,653     Greenwich Capital, 6.11%,
              12/13/99*.......................       3,653
  3,653     Lehman Brothers Holdings, 5.85%,
              8/18/99*........................       3,653

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $1,461     Merrill Lynch, 6.07%, 11/13/98*...  $    1,461
  3,653     PNC Bank, 5.74%, 10/2/98*.........       3,651
                                                ----------
                                                    31,852
                                                ----------
Repurchase Agreements (4.9%):
 14,613     Donaldson, Lufkin & Jenrette,
              6.65%, 7/1/98 (Collateralized by
              $14,940 various Corporate and
              Government Securities,
              2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $15,175)........................      14,613
  7,307     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $7,788
              various Corporate Bonds, 0.00%,
              7/7/98 - 9/18/98, market value
              $7,759).........................       7,307
 37,556     Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $38,496
              various Corporate Bonds,
              0.00% - 10.13%,
              9/15/99, - 10/17/96, market
              value $40,293)..................      37,556

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $   25     Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $27 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $27)...............  $       25
  1,169     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $7,318
              various Government Securities,
              0.00% - 10.00%,
              12/1/18 - 5/1/24, market value
              $1,203).........................       1,169
  1,461     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $1,459
              various Corporate Bonds,
              4.00% - 9.75%, 7/15/98-12/31/49,
              market value $1,534)............       1,461
                                                ----------
                                                    62,131
                                                ----------
Total Short-Term Securities Held as
      Collateral                                   114,880
                                                ----------
Total (Cost $914,982) (a)                       $1,358,421
                                                ----------
                                                ----------

------------

Percentages indicated are based on net assets of $1,244,778.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $828. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $463,433
                   Unrealized depreciation.....................................   (20,822)
                                                                                 --------
                   Net unrealized appreciation.................................  $442,611
                                                                                 ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1998.
(d) Serves as collateral for futures contracts.

                                                                     CURRENT
 NUMBER                                              OPENING         MARKET
   OF                                               POSITIONS         VALUE
CONTRACTS               CONTRACT TYPE                 (000)           (000)
---------               -------------               ---------        -------
             Long S&P 500, September 1998
   74        Futures                                 $20,861         $21,146

* The interest rate for this variable rate note, which will change periodically, is based upon a index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Value Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMERCIAL PAPER (1.7%):
Financial Services (1.7%):
 $12,800    Merrill Lynch, 5.59%, 9/19/98........   $ 12,646
                                                    --------
  Total Commercial Paper                              12,646
                                                    --------
COMMON STOCKS (95.4%):
Business Equipment & Services (1.3%):
      67    Miller (Herman), Inc.................      1,617
     123    Service Corp. International..........      5,256
      52    U.S.A. Waste Services, Inc. (b)(c)...      2,553
                                                    --------
                                                       9,426
                                                    --------
Capital Goods (7.0%):
      43    Cooper Industries, Inc...............      2,368
      89    Emerson Electric Co..................      5,356
     243    General Electric Co..................     22,112
      78    Harsco Corp..........................      3,569
      39    Hubbell, Inc., Class B...............      1,640
      62    Johnson Controls, Inc................      3,521
      30    Medusa Corp..........................      1,883
     120    Teleflex, Inc........................      4,560
     107    Tyco International Ltd...............      6,747
                                                    --------
                                                      51,756
                                                    --------
Consumer Durable (1.3%):
     121    Autozone, Inc. (b)(c)................      3,874
     104    Chrysler Corp........................      5,852
                                                    --------
                                                       9,726
                                                    --------
Consumer Non-Durable (8.3%):
     134    Coca-Cola Co.........................     11,474
     120    Conagra, Inc.........................      3,790
      69    Interstate Bakeries Corp.(c).........      2,277
     120    Intimate Brands, Inc.................      3,302
      47    Lancaster Colony Corp................      1,788
      90    McCormick & Co., Inc.................      3,225
     114    Newell Cos., Inc.....................      5,689
     208    Philip Morris Co., Inc...............      8,186
      48    Proctor & Gamble Co..................      4,407
      83    Quaker Oats Co.......................      4,560
      72    Revlon, Inc., Class A (b)(c).........      3,673
     104    Rubbermaid, Inc......................      3,458
      90    Sara Lee Corp........................      5,023
                                                    --------
                                                      60,852
                                                    --------
Consumer Services (4.7%):
     123    Belo (A.H.) Corp., Series A..........      3,003
     115    Hasbro, Inc..........................      4,505
     143    Hilton Hotels Corp...................      4,084
      64    MGM Grand, Inc. (b) (c)..............      2,014
     110    Tele-Communications, Inc., Class A
              (b)(c).............................      4,211

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      94    Time Warner, Inc. (c)................   $  8,065
      83    Viacom, Inc., Class B (b)............      4,841
      41    Walt Disney Co.......................      4,308
                                                    --------
                                                      35,031
                                                    --------
Energy (6.9%):
      58    Ashland, Inc.........................      2,984
      52    Devon Energy Corp. (c)...............      1,803
      47    Dresser Industries, Inc. (c).........      2,080
     222    Exxon Corp...........................     15,845
     151    Royal Dutch Petroleum Co. (c)........      8,259
     131    Texaco, Inc..........................      7,813
      79    Tosco Corp. (c)......................      2,324
      48    Transocean Offshore, Inc.............      2,114
      81    Ultramar Diamond Shamrock Corp.......      2,541
     158    USX-Marathon Group...................      5,408
                                                    --------
                                                      51,171
                                                    --------
Financial Services (16.7%):
      55    Allstate Corp........................      5,008
      45    American International Group, Inc....      6,526
      29    Associates First Capital, Class A....      2,260
      53    Bear Stearns Co., Inc................      2,986
     117    Charter One Financial, Inc...........      3,925
     116    Chase Manhattan Corp.................      8,773
      63    Cigna Corp...........................      4,326
      53    Equitable Co., Inc...................      3,934
     130    Federal National Mortgage Assoc......      7,916
     113    First Tennessee National Corp........      3,560
      86    First Union Corp.....................      5,021
      51    Hartford Financial Services Group....      5,833
     102    MBNA Corp............................      3,356
      69    Mercantile Bankshares Corp...........      2,409
      98    Morgan Stanley Dean Witter
              Discover...........................      8,918
      79    National City Corp...................      5,623
     175    NationsBank Corp.....................     13,418
      31    PMI Group, Inc.......................      2,238
     128    Southtrust Corp......................      5,566
      59    State Street Corp....................      4,087
     187    Travelers Group, Inc.................     11,307
      17    Wells Fargo & Co.....................      6,384
                                                    --------
                                                     123,374
                                                    --------
Health Care (10.5%):
     162    American Home Products Corp..........      8,389
      58    Bausch & Lomb, Inc...................      2,907
      79    Baxter International, Inc............      4,240
      50    Boston Scientific Corp. (b)(c).......      3,553
     115    Bristol Myers Squibb Co..............     13,159
      36    Cardinal Health, Inc.................      3,394
      90    IDEXX Laboratories, Inc. (b).........      2,229
      42    Johnson & Johnson....................      3,112

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Value Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      98    Medtronic, Inc.......................   $  6,248
      57    Merck & Co., Inc.....................      7,624
      38    Pfizer, Inc..........................      4,152
      77    Schering Plough Corp.................      7,018
      31    Sofamor Danek Group, Inc. (b)........      2,649
     130    Warner-Lambert Co....................      8,991
                                                    --------
                                                      77,665
                                                    --------
Raw Materials (3.7%):
      58    Betzdearborn, Inc....................      2,430
      90    Crompton & Knowles Corp..............      2,254
      89    Du Pont (EI) de Nemours & Co.........      6,627
     106    Ferro Corp...........................      2,695
     118    Morton International, Inc............      2,943
      81    Nalco Chemical Co....................      2,831
      77    Olin Corp............................      3,197
      88    Praxair, Inc.........................      4,105
                                                    --------
                                                      27,082
                                                    --------
Retail (6.5%):
     113    Dayton Hudson Corp...................      5,461
     175    Just For Feet, Inc. (b)(c)...........      4,988
     100    Kohl's Corp. (b).....................      5,167
     143    Kroger Co. (b).......................      6,114
     204    Officemax, Inc. (b)..................      3,371
      60    Outback Steakhouse, Inc. (b)(c)......      2,340
      77    Safeway, Inc. (b)....................      3,141
     226    Wal-Mart Stores, Inc. (c)............     13,705
     118    Williams Sonoma, Inc. (b)............      3,744
                                                    --------
                                                      48,031
                                                    --------
Shelter (2.6%):
      30    Armstrong World Industries, Inc......      2,035
     112    Kimberly Clark Corp..................      5,156
     138    Leggett & Platt, Inc.................      3,440
      81    Masco Corp...........................      4,888
      88    Pentair, Inc.........................      3,736
                                                    --------
                                                      19,255
                                                    --------
Technology (15.5%):
      88    American Power Conversion (b)........      2,643
      63    Applied Materials, Inc. (b)..........      1,850
      87    BMC Software, Inc. (b)...............      4,508
     106    Cadence Design Systems, Inc.
              (b)(c).............................      3,309
     145    Cisco Systems, Inc. (b)..............     13,317
     140    Dell Computer Corp. (b)..............     12,984
      62    Gateway 2000, Inc. (b)...............      3,119
     122    Hewlett Packard Co...................      7,317
     169    Intel Corp...........................     12,535

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
      92    International Business Machines......   $ 10,609
      38    Lockheed Martin Corp.................      3,981
      92    LSI Logic Corp. (b)..................      2,117
      99    Lucent Technologies, Inc.............      8,269
      79    Maxim Integrated Products, Inc.
              (b)................................      2,487
     230    Microsoft Corp. (b)..................     24,958
                                                    --------
                                                     114,003
                                                    --------
Utilities (9.5%):
      88    AES Corp. (b)........................      4,641
     106    Baltimore Gas & Electric Co..........      3,296
      93    Century Telephone Enterprises........      4,262
      98    Cinergy Corp.........................      3,437
      82    El Paso Natural Gas..................      3,137
     135    Energy East Corp.....................      5,607
     118    General Public Utilities Corp........      4,462
     147    GTE Corp.............................      8,155
      62    L G & E Energy Corp..................      1,678
      61    MCN Corp. (c)........................      1,515
     193    Qwest Communications International
              (b)................................      6,743
     248    SBC Communications, Inc..............      9,915
     120    Sprint Corp..........................      8,431
     114    Williams Co. (c).....................      3,861
     165    Worldcom, Inc. (b)(c)................      7,983
                                                    --------
                                                      70,380
                                                    --------
  Total Common Stocks                                704,495
                                                    --------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $   485    8/20/98 (d)..........................        482
      55    9/24/98 (d)..........................         54
                                                    --------
  Total U.S. Treasury Obligations                        536
                                                    --------
REPURCHASE AGREEMENTS (2.7%):
  19,589    Prudential Securities, 6.10%, 7/1/98
              (Collateralized by $14,752 U.S.
              Government Securities, 6.10%-8.75%,
              6/26/03-5/15/17, market value
              $19,981)...........................     19,589
                                                    --------
  Total Repurchase Agreements                         19,589
                                                    --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (6.7%):
Master Notes (1.2%):
   1,875    Bear Stearns Mortgage Capital, 6.77%,
              10/9/98*...........................      1,875
   1,563    Danaher Corp., 6.68%, 10/9/98*.......      1,563
     938    Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*....................        938

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Value Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Master Notes, continued:
 $ 2,125    Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*....................   $  2,124
     563    NationsBanc Capital Markets, 6.70%,
              7/1/98*............................        563
   1,875    Williamette Industries, Inc., 5.85%,
              7/23/98*...........................      1,875
                                                    --------
                                                       8,938
                                                    --------
Put Bonds (1.8%):
   1,563    Associates Corp. N.A., 5.79%,
              1/4/99*............................      1,562
   1,250    Branch Banking & Trust, 5.92%,
              12/10/99*..........................      1,250
     625    Citicorp, 5.94%, 8/3/98*.............        625
   1,438    Evangelical Lutheran, 5.74%,
              4/28/00*...........................      1,435
   1,875    GMAC, 5.85%, 11/10/99*...............      1,877
   1,563    Goldman Sachs, 6.06%, 11/21/00*......      1,563
   1,563    Greenwich Capital, 6.11%,
              12/13/99*..........................      1,563
   1,563    Lehman Brothers Holdings, 5.85%,
              8/18/99*...........................      1,563
     625    Merrill Lynch, 6.07%, 11/13/98*......        625
   1,563    PNC Bank, 5.74%, 10/2/98*............      1,562
                                                    --------
                                                      13,625
                                                    --------
Repurchase Agreements (3.7%):
   6,251    Donaldson, Lufkin & Jenrette, 6.65%,
              7/1/98 (Collateralized by $6,391
              various Corporate and Government
              Securities, 2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $6,491)............................      6,251

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $ 3,125    Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $3,331 various
              Corporate Bonds, 0.00%, 7/7/98 -
              9/18/98, market value $3,319)......   $  3,125
  16,065    Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $16,466 various
              Corporate Bonds, 0.00% - 10.13%,
              9/15/99-10/17/96, market value
              $17,235)...........................     16,065
      11    Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $11 Media One
              Group Bonds, 0.00%, 10/5/98, market
              value $11).........................         11
     500    Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $3,130 various
              Government Securities,
              0.00% - 10.00%, 12/1/18-5/1/24,
              market value $515).................        500
     625    Paine Webber, 6.40%, 7/1/98
              (Collateralized by $624 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $656)..............................        625
                                                    --------
                                                      26,577
                                                    --------
  Total Short-Term Securities Held as Collateral      49,140
                                                    --------
Total (Cost $617,512) (a)                           $786,406
                                                    ========

------------

Percentages indicated are based on net assets of $737,575.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $176,101
                   Unrealized depreciation.....................................    (7,212)
                                                                                 --------
                   Net unrealized appreciation.................................  $168,889
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

(d) Serves as collateral for futures contracts.

                                                                          CURRENT
 NUMBER                                                   OPENING         MARKET
   OF                                                    POSITIONS         VALUE
CONTRACTS                 CONTRACT TYPE                    (000)           (000)
---------                 -------------                  ---------        -------
   50        Long S&P 500, September 1998 Futures         $13,835         $14,287

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS (94.7%):
Business Equipment & Services (0.5%):
    111     Browning-Ferris Industries, Inc.
              (c)...............................   $  3,860
                                                   --------
Capital Goods (2.9%):
     75     Case Corp.(c).......................      3,619
     90     Cooper Industries, Inc..............      4,944
     60     Emerson Electric Co.................      3,619
    100     Harsco Corp.........................      4,581
    100     Sherwin-Williams Co.................      3,313
    100     Trinity Industries, Inc.............      4,150
                                                   --------
                                                     24,226
                                                   --------
Consumer Durable (3.6%):
    200     Autozone, Inc. (b) (c)..............      6,388
    300     Chrysler Corp.......................     16,912
    100     General Motors Corp.................      6,681
                                                   --------
                                                     29,981
                                                   --------
Consumer Non-Durable (6.3%):
    200     American Greetings Corp., Class A        10,188
    205     Archer-Daniels-Midland Co...........      3,972
     50     Eastman Kodak Co....................      3,653
    100     Kellogg Co..........................      3,756
    200     Nike, Inc. (c)......................      9,738
    297     RJR Nabisco Holdings Corp...........      7,063
    150     Rubbermaid, Inc. (c)................      4,978
    200     Supervalu, Inc......................      8,875
                                                   --------
                                                     52,223
                                                   --------
Consumer Services (4.4%):
    200     CBS Corp. (c).......................      6,350
    100     Hasbro, Inc.........................      3,931
    100     Hilton Hotels Corp..................      2,850
    135     Time Warner, Inc....................     11,534
    195     Viacom, Inc., Class A (b) (c).......     11,408
                                                   --------
                                                     36,073
                                                   --------
Energy (14.0%):
    100     Amoco Corp..........................      4,163
    100     Ashland, Inc........................      5,163
     50     Burlington Resources, Inc...........      2,153
     50     Chevron Corp. (c)...................      4,153
    100     Dresser Industries, Inc.............      4,406
    500     Exxon Corp..........................     35,656
     86     Mobil Corp..........................      6,620
    400     Royal Dutch Petroleum Co. (c).......     21,925
    250     Texaco, Inc.........................     14,922
    100     Tosco Corp. (c).....................      2,938
    100     Ultramar Diamond Shamrock Corp......      3,156
    300     USX-Marathon Group..................     10,294
                                                   --------
                                                    115,549
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services (27.7%):
    170     Allstate Corp.......................   $ 15,566
    200     BankAmerica Corp....................     17,287
    200     Charter One Financial, Inc..........      6,738
    180     Chase Manhattan Corp................     13,590
    150     Cigna Corp..........................     10,350
    100     Citicorp............................     14,925
    150     Federal National Mortgage Assoc.....      9,113
    115     First Chicago Corp..................     10,192
    130     First Union Corp. (c)...............      7,573
    130     Hartford Financial Services Group...     14,869
    120     Household International (c)               5,970
    207     KeyCorp.............................      7,389
    110     Lincoln National Corp...............     10,051
    100     Morgan Stanley Dean Witter
              Discover..........................      9,138
    300     NationsBank Corp....................     22,949
    100     Southtrust Corp.....................      4,350
    100     State Street Corp...................      6,950
     40     TransAmerica Corp...................      4,605
    375     Travelers Group, Inc. (c)...........     22,733
     40     Wells Fargo & Co....................     14,760
                                                   --------
                                                    229,098
                                                   --------
Health Care (2.1%):
    200     American Home Products Corp.........     10,350
     50     Bausch & Lomb, Inc..................      2,506
    100     Biomet, Inc.........................      3,306
     50     Tenet Healthcare Corp. (b)..........      1,563
                                                   --------
                                                     17,725
                                                   --------
Multi-Industry (0.7%):
     70     Allied Signal, Inc..................      3,106
     30     Loews Corp..........................      2,614
                                                   --------
                                                      5,720
                                                   --------
Raw Materials (2.0%):
     65     Aluminum Co. of America (c).........      4,258
     50     B. F. Goodrich Co...................      2,481
    150     Nalco Chemical Co...................      5,269
     50     Olin Corp...........................      2,084
     50     Praxair, Inc........................      2,341
                                                   --------
                                                     16,433
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Retail (3.0%):
    125     American Stores Co..................   $  3,023
     95     McDonald's Corp.....................      6,555
    250     Sears Roebuck & Co..................     15,266
                                                   --------
                                                     24,844
                                                   --------
Shelter (2.5%):
     25     Armstrong World Industries, Inc.....      1,684
    100     International Paper Co. (c).........      4,300
    150     Masco Corp..........................      9,075
    127     Weyerhaeuser Co.....................      5,866
                                                   --------
                                                     20,925
                                                   --------
Technology (7.8%):
    119     Boeing Co...........................      5,298
    250     Cypress Semiconductor Corp. (b).....      2,078
    300     International Business Machines
              (c)...............................     34,444
     90     Litton Industries, Inc.(b) (c)......      5,328
     70     Lockheed Martin Corp................      7,411
    100     LSI Logic Corp. (b).................      2,306
    100     Motorola, Inc.......................      5,256
     40     Rockwell International Corp. (c)....      1,923
                                                   --------
                                                     64,044
                                                   --------
Transportation (0.4%):
     30     Burlington Northern Santa Fe
              Corp..............................      2,946
                                                   --------
Utilities (16.8%):
     75     Allegheny Energy Inc................      2,259
    100     Ameritech Corp......................      4,488
    150     AT&T Corp. (c)......................      8,569
    250     Baltimore Gas & Electric Co.........      7,766
    200     BellSouth Corp......................     13,424
    150     Cinergy Corp........................      5,250
     50     CMS Energy Corp.....................      2,200
    140     Edison International................      4,139
    171     El Paso Natural Gas (c).............      6,555
    100     Entergy Corp........................      2,875
     50     Florida Power & Light Group, Inc....      3,150
    150     General Public Utilities Corp.......      5,672
     82     GTE Corp............................      4,561
     50     L G & E Energy Corp.................      1,353
    200     MCI Communications Corp.............     11,625
    200     Public Service Enterprises, Inc.....      6,888
    117     Qwest Communications International
              (b)...............................      4,067
    224     SBC Communications, Inc. (c)........      8,960
     87     Southern Co. (c)....................      2,409
    150     Sprint Corp.........................     10,575
     50     Texas Utilities Corp. (c)...........      2,081
    216     Williams Co., Inc. (c)..............      7,305
    250     Worldcom, Inc.(b) (c)...............     12,109
                                                   --------
                                                    138,280
                                                   --------
Total Common Stocks                                 781,927
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
REPURCHASE AGREEMENTS (4.7%):
$38,915     Prudential Securities, 6.10%,
              7/1/98 (Collateralized by $38,915
              various U.S. Government Agency
              Securities, 0.00% - 6.10%,
              12/31/00 - 11/24/14, market value
              $39,694)..........................   $ 38,915
                                                   --------
Total Repurchase Agreements                          38,915
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (10.1%):
Master Notes (1.8%):
  3,172     Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*...................      3,172
  2,643     Danaher Corp., 6.68%, 10/9/98*......      2,643
  1,586     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*...................      1,586
  3,596     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*...................      3,596
    952     NationsBanc Capital Markets, 6.70%,
              7/1/98*...........................        952
  3,172     Williamette Industries, Inc., 5.85%,
              7/23/98*..........................      3,172
                                                   --------
                                                     15,121
                                                   --------
Put Bonds (2.8%):
  2,643     Associates Corp. N.A., 5.79%,
              1/4/99*...........................      2,642
  2,115     Branch Banking & Trust, 5.92%,
              12/10/99*.........................      2,115
  1,057     Citicorp, 5.94%, 8/3/98*............      1,057
  2,432     Evangelical Lutheran, 5.74%,
              4/28/00*..........................      2,428
  3,172     GMAC, 5.85%, 11/10/99*..............      3,178
  2,643     Goldman Sachs, 6.06%, 11/21/00*.....      2,643
  2,643     Greenwich Capital, 6.11%,
              12/13/99*.........................      2,643
  2,643     Lehman Brothers Holdings, 5.85%,
              8/18/99*..........................      2,644
  1,057     Merrill Lynch, 6.07%, 11/13/98*.....      1,057
  2,643     PNC Bank, 5.74%, 10/2/98*...........      2,642
                                                   --------
                                                     23,049
                                                   --------
Repurchase Agreements (5.5%):
 10,574     Donaldson, Lufkin & Jenrette, 6.65%,
              7/1/98 (Collateralized by $10,810
              various Corporate and Government
              Securities, 2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $10,981)..........................     10,574
  5,287     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $5,635 various
              Corporate Bonds, 0.00%, 7/7/98 -
              9/18/98, market value $5,615).....      5,287
 27,174     Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $27,855 various
              Corporate Bonds, 0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $29,156)..........................     27,174

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $   18     Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $19 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $19).................   $     18
    846     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $5,296 various
              Government Securities, 0.00% -
              10.00%, 12/1/18 - 5/1/24, market
              value $871).......................        846

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $1,057     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $1,055 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $1,110)...........................   $  1,057
                                                   --------
                                                     44,956
                                                   --------
Total Short-Term Securities Held as Collateral       83,126
                                                   --------
     Total (Cost $708,580) (a)                     $903,968
                                                   ========

------------

Percentages indicated are based on net assets of $825,502.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,248. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $202,188
                   Unrealized depreciation.....................................    (8,048)
                                                                                 --------
                   Net unrealized appreciation.................................  $194,140
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS (98.1%):
Business Equipment & Services (4.6%):
      65    A.C. Nielson Corp. (b)...............   $  1,641
      24    America Online, Inc. (b).............      2,544
      85    Jacobs Engineering Group, Inc. (b)...      2,724
      37    Kelly Services Inc., Class A.........      1,309
     222    Office Depot, Inc. (b)(c)............      7,006
      48    Ogden Corp...........................      1,329
      64    Olsten Corp..........................        716
      40    Pittston Co..........................      1,475
      90    Sensormatic Electronics Corp. (b)....      1,260
      53    Service Corp. International..........      2,272
      60    Sotheby's Holdings, Class A..........      1,343
      20    Standard Register Co.................        708
     126    Stewart Enterprises Corp., Class A...      3,355
      70    Sungard Data Systems, Inc. (b)(c)....      2,686
      36    U.S.A. Waste Services, Inc. (b)(c)...      1,778
                                                    --------
                                                      32,146
                                                    --------
Capital Goods (6.4%):
     128    Harsco Corp..........................      5,855
     153    Hubbell, Inc., Class B...............      6,384
      33    Johnson Controls, Inc................      1,883
      36    Kennametal, Inc......................      1,503
      82    Mark IV Industries, Inc..............      1,763
      78    Medusa Corp..........................      4,895
     139    Molex, Inc...........................      3,470
      87    Southdown, Inc.......................      6,210
      84    Teleflex, Inc........................      3,200
     116    Trinity Industries, Inc..............      4,814
     111    United States Filter Corp. (b)(c)....      3,115
      33    York International Corp..............      1,438
                                                    --------
                                                      44,530
                                                    --------
Consumer Durable (0.2%):
      42    Autozone, Inc. (b)(c)................      1,341
                                                    --------
Consumer Non-Durable (4.1%):
      80    First Brands Corp....................      2,050
      82    Hormel Foods Corp. (c)...............      2,834
      93    IBP, Inc.............................      1,686
      98    McCormick & Co., Inc.................      3,500
      73    Newell Co............................      3,636
     346    Tyson Foods, Inc., Class A...........      7,504
      60    U.S. Foodservice (b).................      2,104
      46    Universal Corp.......................      1,719
      75    Warnaco Group, Inc., Class A.........      3,183
                                                    --------
                                                      28,216
                                                    --------
Consumer Services (2.8%):
      43    Banta Corp...........................      1,328
     256    Belo (A.H.) Corp., Series A..........      6,244
      36    Chris-Craft Industries, Inc. (b).....      1,969

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      65    Hasbro, Inc..........................   $  2,555
      20    Houghton Mifflin Co..................        635
      51    Lee Enterprises, Inc.................      1,562
      35    MGM Grand, Inc. (b) (c)..............      1,105
      95    Promus Hotel Corp. (b)...............      3,658
      14    Scholastic Corp. (b).................        558
                                                    --------
                                                      19,614
                                                    --------

Energy (7.2%):
      36    Ashland, Inc.........................      1,859
     148    BJ Services Co. (b)(c)...............      4,301
     145    ENSCO International, Inc.............      2,519
      53    Murphy Oil Corp. (c).................      2,686
     100    Nabors Industries, Inc. (b)..........      1,981
      63    Noble Affiliates, Inc................      2,394
     175    Noble Drilling Corp. (b).............      4,211
     102    Pioneer Natural Resources Co.........      2,435
      60    Tidewater, Inc.......................      1,980
     293    Tosco Corp. (c)......................      8,607
     194    Transocean Offshore, Inc.............      8,633
     172    Ultramar Diamond Shamrock Corp.......      5,429
      93    Valero Energy Corp...................      3,103
                                                    --------
                                                      50,138
                                                    --------
Financial Services (23.5%):
     126    A.G. Edwards, Inc....................      5,379
     105    Ambac Financial Group, Inc...........      6,143
      40    American Financial Group, Inc........      1,733
      80    Associated Banc-Corp.................      3,010
     195    Bear Stearns Co., Inc................     11,090
      29    Capital One Financial Corp...........      3,601
     234    Charter One Financial, Inc...........      7,886
      21    CMAC Investment Corp.................      1,292
     134    Crestar Financial Corp...............      7,311
     188    Dime Bancorp, Inc....................      5,628
      51    Finova Group, Inc....................      2,888
     225    First Security Corp..................      4,816
      47    First Virginia Banks, Inc............      2,398
     170    Firstar Corp.........................      6,460
      50    GATX Corp............................      2,194
     112    Hibernia Corp., Class A..............      2,261
      18    HSB Group, Inc.......................        987
     187    Marshall & Ilsley Corp...............      9,549
      45    MBNA Corp............................      1,485
     103    Mercantile Bankshares Corp...........      3,568
      23    Northern Trust Corp..................      1,754
     137    Old Kent Financial Corp..............      4,910
     217    Old Republic International Corp......      6,346
      86    Pacific Century Financial Corp.......      2,064
     201    Paine Webber Group, Inc..............      8,596
      54    PMI Group, Inc.......................      3,962

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     182    Provident Co., Inc...................   $  6,279
     185    Regions Financial Corp...............      7,597
     116    Reliastar Financial Corp.............      5,568
     249    Southtrust Corp......................     10,847
      30    State Street Corp....................      2,085
     123    TCF Financial Corp...................      3,629
      36    Transatlantic Holdings, Inc..........      2,814
     112    Union Planters Corp..................      6,587
                                                    --------
                                                     162,717
                                                    --------

Health Care (4.4%):
      87    Allegiance Corp......................      4,433
      21    ATL Ultrasound, Inc. (b).............        958
      55    Bergen Brunswig Corp., Class A.......      2,551
     147    Beverly Enterprises, Inc. (b)(c).....      2,030
     200    Chiron Corp. (b).....................      3,138
      95    Genzyme Corp. (b) (c)................      2,428
      80    HBO & Co.............................      2,820
     112    IDEXX Laboratories, Inc. (b).........      2,786
      43    NovaCare, Inc. (b)...................        505
      57    PacifiCare Health Systems, Inc.,
              Class B (b)........................      5,038
      22    Sofamor Danek Group, Inc. (b)........      1,904
      46    Watson Pharmaceuticals, Inc. (b).....      2,148
                                                    --------
                                                      30,739
                                                    --------
Multi-Industry (0.2%):
      61    Gencorp, Inc.........................      1,540
                                                    --------
Raw Materials (5.5%):
      47    A. Schulman, Inc.....................        919
      96    Airgas, Inc. (b)(c)..................      1,380
      35    AK Steel Holding Corp................        626
      28    Albemarle Corp.......................        618
      28    Aluminum Co. of America (c)..........      1,820
      43    B. F. Goodrich Co....................      2,134
     109    Cabot Corp...........................      3,522
      12    Cleveland Cliffs, Inc................        644
      38    Crompton & Knowles Corp..............        957
      33    Dexter Corp..........................      1,050
      23    Fuller (H. B.) Co....................      1,247
      70    Hanna (M.A.) Co......................      1,286
     164    IMC Global, Inc......................      4,940
      83    Lubrizol Corp........................      2,511
      33    Minerals Technologies, Inc...........      1,679
     102    Olin Corp............................      4,252
      22    Praxair, Inc.........................      1,030
     200    RPM, Inc.............................      3,400
      37    Sigma-Aldrich Corp...................      1,300

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      53    Wellman, Inc.........................   $  1,202
      68    Witco Corp...........................      1,989
                                                    --------
                                                      38,506
                                                    --------
Retail (6.3%):
      55    BJ's Wholesale Club, Inc. (b)........      2,234
      32    Bob Evans Farms, Inc.................        678
      88    Borders Group, Inc. (b)..............      3,256
      98    Brinker International, Inc. (b)......      1,887
      43    Buffets, Inc. (b)....................        675
      50    Claire's Stores, Inc.................      1,034
     105    CompUSA, Inc. (b)....................      1,897
      82    Cracker Barrel.......................      2,604
      73    Fingerhut Companies, Inc.............      2,409
      58    Fred Meyer, Inc. (b)(c)..............      2,482
      66    Hannaford Brothers Co................      2,900
     100    Just For Feet, Inc. (b)..............      2,850
      40    Kohl's Corp. (b).....................      2,075
      85    OfficeMax, Inc. (b)..................      1,403
      96    Outback Steakhouse, Inc. (b)(c)......      3,743
      48    Payless Shoesource, Inc. (b).........      3,537
     115    Proffitts, Inc. (b)..................      4,642
      42    Saks Holdings, Inc. (b)..............      1,160
      70    Williams Sonoma, Inc. (b)............      2,227
                                                    --------
                                                      43,693
                                                    --------
Shelter (3.7%):
      59    Bowater, Inc.........................      2,788
      19    Chesapeake Corp......................        740
      73    Clayton Homes, Inc...................      1,387
     116    Consolidated Papers, Inc.............      3,161
     108    Georgia Pacific Timber Corp..........      2,484
     134    Leggett & Platt, Inc.................      3,350
      35    Masco Corp...........................      2,118
     148    Pentair, Inc.........................      6,289
      69    Rayonier, Inc........................      3,165
                                                    --------
                                                      25,482
                                                    --------
Technology (6.4%):
     114    American Power Conversion (b)........      3,420
      77    Arrow Electronics, Inc. (b)..........      1,679
      68    ATMEL Corp. (b)......................        927
      35    Avnet, Inc...........................      1,887
     100    Cirrus Logic, Inc. (b)...............      1,113
      84    Cordant Technology, Inc..............      3,874
      38    Dell Computer Corp. (b)..............      3,527
      22    Litton Industries, Inc. (b)..........      1,298
     130    LSI Logic Corp. (b)..................      2,998
      47    NCR Corp. (b)........................      1,528
      96    Qualcomm, Inc. (b)(c)................      5,393
     137    Quantum Corp. (b)....................      2,849

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
      94    SCI Systems, Inc. (b)(c).............   $  3,537
     109    Sterling Software, Inc. (b)..........      3,222
      88    Storage Technology Corp. (b).........      3,816
      33    Stratus Computer, Inc. (b)...........        825
      46    Teradyne, Inc. (b)(c)................      1,231
      67    Vishay Intertechnology, Inc. (b).....      1,202
                                                    --------
                                                      44,326
                                                    --------
Transportation (1.4%):
      12    Alaska Air Group, Inc. (b)...........        655
      58    Alexander & Baldwin, Inc.............      1,689
      43    ASA Holdings, Inc....................      2,134
      65    CNF Transportation, Inc..............      2,762
      75    Wisconsin Central Transportation
              Corp. (b)..........................      1,641
      57    Yellow Corp. (b).....................      1,058
                                                    --------
                                                       9,939
                                                    --------
Utilities (21.4%):
     102    AES Corp. (b)........................      5,361
     307    Allegheny Energy, Inc................      9,248
      70    American Water Works, Inc. (c).......      2,170
     105    Baltimore Gas & Electric Co..........      3,262
      48    Calenergy, Inc. (b)..................      1,443
     222    Century Telephone Enterprises........     10,184
     102    Cinergy Corp.........................      3,570
     253    CMS Energy Corp. (c).................     11,133
      63    Conectiv, Inc. (b)...................      1,292
     290    El Paso Natural Gas Co...............     11,093
     151    Energy East Corp.....................      6,285
      83    Florida Progress Corp................      3,413
      85    General Public Utilities Corp........      3,214
     100    L G & E Energy Corp..................      2,706
     170    Marketspan Corp......................      5,089
      70    MCN Energy Group, Inc................      1,741
     200    Montana Power Co.....................      6,943
     236    New Century Energies, Inc............     10,702
      39    New England Electric System..........      1,687
     171    Nipsco Industries, Inc. (c)..........      4,788
      80    Northeast Utilities (b)..............      1,355
     122    OGE Energy Corp......................      3,294
     160    Pinnacle West Capital Corp...........      7,182
     166    Potomac Electric Power Co............      4,160
     140    Qwest Communications International,
              Inc. (b)...........................      4,880

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     251    SCANA Corp. (c)......................   $  7,483
     322    TECO Energy, Inc.....................      8,634
     130    The Williams Companies, Inc. (c).....      4,381
      36    UtiliCorp United, Inc................      1,357
                                                    --------
                                                     148,050
                                                    --------
  Total Common Stocks                                680,977
                                                    --------
REPURCHASE AGREEMENTS (2.6%):
 $18,245    Prudential Securities, 6.10%, 7/1/98
              (Collateralized by $18,437 various
              U.S. Government Securities, 5.25% -
              6.10%, 11/30/99 - 6/26/03, market
              value $18,611).....................     18,245
                                                    --------
  Total Repurchase Agreements                         18,245
                                                    --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (8.6%):
Master Notes (1.6%):
   2,270    Bear Stearns Mortgage Capital, 6.77%,
              10/9/98*...........................      2,270
   1,892    Danaher Corp., 6.68%, 10/9/98*.......      1,892
   1,135    Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*....................      1,135
   2,572    Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*....................      2,572
     681    NationsBanc Capital Markets, 6.70%,
              7/1/98*............................        681
   2,270    Williamette Industries, Inc., 5.85%,
              7/23/98*...........................      2,270
                                                    --------
                                                      10,820
                                                    --------
Put Bonds (2.4%):
   1,892    Associates Corp. N.A., 5.79%,
              1/4/99*............................      1,891
   1,513    Branch Banking & Trust, 5.92%,
              12/10/99*..........................      1,513
     757    Citicorp, 5.94%, 8/3/98*.............        757
   1,740    Evangelical Lutheran, 5.74%,
              4/28/00*...........................      1,737
   2,270    GMAC, 5.85%, 11/10/99*...............      2,273
   1,892    Goldman Sachs, 6.06%, 11/21/00*......      1,892
   1,892    Greenwich Capital, 6.11%,
              12/13/99*..........................      1,892
   1,892    Lehman Brothers Holdings, 5.85%,
              8/18/99*...........................      1,892
     757    Merrill Lynch, 6.07%, 11/13/98*......        757
   1,892    PNC Bank, 5.74%, 10/2/98*............      1,890
                                                    --------
                                                      16,494
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements (4.6%):
 $ 7,567    Donaldson, Lufkin & Jenrette, 6.65%,
              7/1/98 (Collateralized by $7,736
              various Corporate and Government
              Securities, 2.85% - 17.25%,
              10/15/02
              - 4/15/35, market value $7,858)....   $  7,567
   3,783    Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $4,032 various
              Corporate Bonds, 0.00%, 7/7/98
              - 9/18/98, market value $4,018)....      3,783
  19,447    Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $19,933 various
              Corporate Bonds, 0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $20,864)...........................     19,447

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $    13    Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $14 Media One
              Group Bonds, 0.00%, 10/5/98, market
              value $14).........................   $     13
     605    Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $3,790 various
              Government Securities,
              0.00% - 10.00%, 12/1/18 - 5/1/24,
              market value $623).................        605
     757    Paine Webber, 6.40%, 7/1/98
              (Collateralized by $755 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $795)..............................        757
                                                    --------
                                                      32,172
                                                    --------
  Total Short-Term Securities Held as Collateral      59,486
                                                    --------
Total (Cost $650,635)(a)                            $758,708
                                                    ========

------------

Percentages indicated are based on net assets of $694,209.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $161. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $120,042
                   Unrealized depreciation.....................................   (12,130)
                                                                                 --------
                   Net unrealized appreciation.................................  $107,912
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS (99.6%):
Business Equipment & Services (1.8%):
     55     America Online (b).................   $    5,830
    130     Automatic Data Processing, Inc.....        9,474
     60     Omnicom Group, Inc. (c)............        2,993
    358     U.S.A. Waste Services, Inc.
              (b)(c)...........................       17,695
                                                  ----------
                                                      35,992
                                                  ----------
Capital Goods (7.8%):
  1,474     General Electric Co................      134,134
    345     Tyco International, Ltd. (c).......       21,741
                                                  ----------
                                                     155,875
                                                  ----------
Consumer Non-Durable (16.9%):
    155     Anheuser Busch Co., Inc............        7,324
     40     Avon Products, Inc.................        3,100
    110     Bestfoods..........................        6,387
    200     Campbell Soup Co...................       10,636
  1,008     Coca-Cola Co.......................       86,188
    140     Colgate Palmolive Co...............       12,320
    151     Conagra, Inc.......................        4,791
    447     Gillette Co........................       25,351
     65     H.J. Heinz Co......................        3,654
    210     Kellogg Co.........................        7,896
    170     Newell Co..........................        8,483
    582     PepsiCo, Inc.......................       23,958
  1,101     Philip Morris Co., Inc.............       43,356
    568     Procter & Gamble Co................       51,740
     75     Quaker Oats Co.....................        4,120
     30     Ralston-Ralston Purina Group.......        3,504
    190     Sara Lee, Corp.....................       10,634
    250     Unilever N V.......................       19,750
    100     UST, Inc...........................        2,700
                                                  ----------
                                                     335,892
                                                  ----------
Consumer Services (1.8%):
    165     Comcast Corp., Class A (c).........        6,698
    115     Gannett, Inc.......................        8,179
    200     Hilton Hotels Corp. (c)............        5,700
     95     Mattel, Inc. (c)...................        4,024
    190     Tele-Communications, Inc. (b)(c)...        7,307
     60     Tribune Co.........................        4,129
                                                  ----------
                                                      36,037
                                                  ----------
Energy (1.0%):
     90     Halliburton Co. (c)................        4,015
    230     Schlumberger Ltd. (c)..............       15,732
                                                  ----------
                                                      19,747
                                                  ----------
Financial Services (10.3%):
    205     American Express Co................       23,370
    279     American International Group, Inc.
              (c)..............................       40,686
     73     Capital One Financial Corp.........        9,066
    171     Charles Schwab Corp. (c)...........        5,541
    360     Chase Manhattan Corp...............       27,210

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
    320     Federal National Mortgage Assoc....   $   19,417
     25     Fifth Third Bancorp................        1,575
     94     First Virginia Banks, Inc..........        4,796
    101     Franklin Resources, Inc............        5,476
    200     Household International............        9,950
     69     Marsh & McLennan Co. (c)...........        4,170
    210     MBNA Corp. (c).....................        6,933
     40     MGIC Investment Group (c)..........        2,288
    130     Morgan Stanley Dean Witter Discover
              (c)..............................       11,906
    100     National City Corp.................        7,100
     59     State Street Corp..................        4,094
     20     T. Rowe Price Associates, Inc......          751
    324     U.S. Bancorp.......................       13,938
    150     Washington Mutual, Inc. (c)........        6,522
                                                  ----------
                                                     204,789
                                                  ----------
Health Care (20.1%):
    471     Abbott Labs........................       19,236
    539     American Home Products Co..........       27,914
     90     Baxter International, Inc..........        4,854
     85     Boston Scientific Corp. (b)(c).....        6,088
    511     Bristol Myers Squibb Co............       58,676
     75     Cardinal Health, Inc. (c)..........        7,031
    450     Eli Lilly & Co.....................       29,755
     50     Guidant Corp.......................        3,566
    170     HBO & Co...........................        6,000
    500     Johnson & Johnson..................       36,859
    155     Medtronic, Inc. (c)................        9,881
    446     Merck & Co., Inc...................       59,619
    531     Pfizer, Inc........................       57,710
    393     Schering Plough Corp...............       36,013
    550     Warner Lambert Co..................       38,177
                                                  ----------
                                                     401,379
                                                  ----------
Multi-Industry (0.6%):
    150     Minnesota Mining & Manufacturing
              Co...............................       12,328
                                                  ----------
Raw Materials (2.6%):
    488     Du Pont (EI) de Nemours & Co.......       36,453
    260     Monsanto Co........................       14,523
                                                  ----------
                                                      50,976
                                                  ----------
Retail (8.2%):
    120     Consolidated Stores Corp. (b)......        4,350
     85     Costco Cos., Inc. (b)(c)...........        5,360
    160     CVS Corp...........................        6,238
    189     Dayton Hudson Corp. (c)............        9,186
    165     Gap, Inc. (c)......................       10,174
    292     Home Depot, Inc....................       24,257
    808     Just For Feet, Inc. (b)(c).........       23,025

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
    125     Kroger Co. (b).....................   $    5,368
    162     TJX Cos., Inc......................        3,899
  1,036     Wal-Mart Stores, Inc. (c)..........       62,949
    215     Walgreen Co........................        8,895
                                                  ----------
                                                     163,701
                                                  ----------
Shelter (0.6%):
    239     Kimberly Clark Corp................       10,963
                                                  ----------
Technology (21.7%):
    185     Applied Materials, Inc. (b)........        5,460
    125     Ascend Communications, Inc. (b)....        6,195
    453     Cisco Systems, Inc. (b)............       41,679
    204     Computer Associates International,
              Inc. (c).........................       11,313
      0     Compuware Corp. (d)................            5
    565     Dell Computer Corp. (b)............       52,476
    255     EMC Corp. (b)(c)...................       11,436
     50     Gateway 2000, Inc. (b)(c)..........        2,536
     16     Hewlett Packard Co.................          930
    549     Intel Corp.........................       40,673
    325     International Business Machines....       37,314
    551     Lucent Technologies, Inc...........       45,795
  1,177     Microsoft Corp. (b)................      127,514
    251     Northern Telecom, Ltd..............       14,244
    250     Oracle Corp. (b)(c)................        6,146
     85     Tellabs, Inc. (b)(c)...............        6,088
    100     United Technologies Corp...........        9,250
    140     Xerox Corp.........................       14,258
                                                  ----------
                                                     433,312
                                                  ----------
Transportation (0.2%):
     50     Southwest Airlines Company.........        1,481
     30     US Airways Group, Inc. (b).........        2,378
                                                  ----------
                                                       3,859
                                                  ----------
Utilities (6.0%):
    230     Airtouch Communications, Inc.
              (b)..............................       13,446
    451     Ameritech Corp.....................       20,216
    623     Bell Atlantic Corp. (c)............       28,443
    370     GTE Corp...........................       20,604
    781     SBC Communications, Inc............       31,232
    100     WorldCom, Inc. (b).................        4,844
                                                  ----------
                                                     118,785
                                                  ----------
  Total Common Stocks..........................    1,983,635
                                                  ----------
REPURCHASE AGREEMENTS (0.1%):
 $1,891     Prudential Securities, 6.10%,
              7/1/98 (Collateralized by $1,947
              U.S. Treasury Bills, 9/3/98,
              market value $1,929).............        1,891
                                                  ----------
  Total Repurchase Agreements..................        1,891
                                                  ----------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (8.9%):
Master Notes (1.6%):
 $6,760     Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*..................   $    6,760
  5,633     Danaher Corp., 6.68%, 10/9/98*.....        5,633
  3,380     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*..................        3,380
  7,661     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*..................        7,662
  2,028     NationsBanc Capital Markets, 6.70%,
              7/1/98*..........................        2,028
  6,760     Williamette Industries, Inc.,
              5.85%, 7/23/98*..................        6,760
                                                  ----------
                                                      32,223
                                                  ----------
Put Bonds (2.5%):
  5,633     Associates Corp. N.A., 5.79%,
              1/4/99*..........................        5,630
  4,507     Branch Banking & Trust, 5.92%,
              12/10/99*........................        4,507
  2,253     Citicorp, 5.94%, 8/3/98*...........        2,253
  5,183     Evangelical Lutheran, 5.74%,
              4/28/00*.........................        5,174
  6,760     GMAC, 5.85%, 11/10/99*.............        6,771
  5,633     Goldman Sachs, 6.06%, 11/21/00*....        5,633
  5,633     Greenwich Capital, 6.11%,
              12/13/99*........................        5,633
  5,633     Lehman Brothers Holdings, 5.85%,
              8/18/99*.........................        5,634
  2,253     Merrill Lynch, 6.07%, 11/13/98*....        2,253
  5,633     PNC Bank, 5.74%, 10/2/98*..........        5,630
                                                  ----------
                                                      49,118
                                                  ----------
Repurchase Agreements (4.8%):
 22,534     Donaldson, Lufkin & Jenrette,
              6.65%, 7/1/98 (Collateralized by
              $23,038 various Corporate and
              Government Securities,
              2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $23,400).........................       22,534
 11,267     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $12,009
              various Corporate Bonds, 0.00%,
              7/7/98 - 9/18/98, market value
              $11,965).........................       11,267
 57,910     Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $59,361
              various Corporate Bonds,
              0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $62,133).........................       57,910
     39     Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $41 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $41)................           39

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $1,803     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $11,285
              various Government Securities,
              0.00% - 10.00%, 12/1/18 - 5/1/24,
              market value $1,856).............   $    1,803

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $2,253     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $2,249 various
              Corporate Bonds, 4.00%-9.75%,
              7/15/98-12/31/49, market value
              $2,366)..........................   $    2,253
                                                  ----------
                                                      95,806
                                                  ----------
  Total Short-Term Securities Held as
  Collateral                                         177,147
                                                  ----------
Total (Cost $1,443,904) (a)                       $2,162,673
                                                  ==========

------------

Percentages indicated are based on net assets of $1,990,628.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,471. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $724,999
                   Unrealized depreciation.....................................    (9,701)
                                                                                 --------
                   Net unrealized appreciation.................................  $715,298
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

(d) Rounds to less than 1,000

* The interest rate for this variable rate note, which will change periodically, is based upon on index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS (98.2%):
Business Equipment & Services (17.7%):
     270    AccuStaff, Inc. (b)................   $    8,438
     437    America Online, Inc. (b)(c)........       46,301
     190    Cintas Corp........................        9,710
     210    Comdisco, Inc......................        3,990
     172    Corrections Corporation of America
              (b)..............................        4,042
     177    Fiserv, Inc. (b)...................        7,508
      45    GTECH Holdings Corp. (b)...........        1,516
     158    Manpower, Inc......................        4,544
     211    Miller (Herman), Inc...............        5,130
     338    Paychex, Inc.......................       13,743
      27    Pittston Co........................          981
      59    Policy Management Systems Corp.
              (b)..............................        2,316
     279    Reynolds & Reynolds Co.............        5,069
     563    Staples, Inc. (b)(c)...............       16,286
     177    Sterling Commerce, Inc. (b)(c).....        8,606
     240    Sungard Data Systems, Inc.
              (b)(c)...........................        9,198
     522    U.S.A. Waste Services, Inc.
              (b)(c)...........................       25,789
      91    Viad Corp..........................        2,536
     280    Viking Office Products (b).........        8,785
     101    Wallace Computer Services, Inc.....        2,401
                                                  ----------
                                                     186,889
                                                  ----------
Capital Goods (2.6%):
     128    Diebold, Inc.......................        3,684
      30    Donaldson Co., Inc.................          707
      85    Fastenal Co. (c)...................        3,929
      76    Federal Signal Corp................        1,853
      75    Martin Marietta Materials, Inc.....        3,375
     129    Sundstrand Corp....................        7,361
      70    UCAR International, Inc. (b).......        2,043
     170    United States Filter Corp.
              (b)(c)...........................        4,771
                                                  ----------
                                                      27,723
                                                  ----------
Consumer Durable (2.5%):
     222    Danaher Corp. (c)..................        8,134
      78    Federal Mogul Corp. (c)............        5,252
     283    Harley-Davidson, Inc...............       10,981
      50    Kaydon Corp........................        1,766
                                                  ----------
                                                      26,133
                                                  ----------
Consumer Non-Durable (7.7%):
     790    Coca-Cola Enterprises, Inc. (c)....       30,991
      75    Dean Foods Co......................        4,120
     193    Dial Corp. (c).....................        4,993
     119    Dole Food, Inc.....................        5,923
     184    Flowers Industries, Inc............        3,765
     159    General Nutrition Cos., Inc. (b)...        4,952
     149    Interstate Bakeries Co. (c)........        4,928
     205    Jones Apparel Group, Inc. (b)......        7,513
      68    Lancaster Colony Corp..............        2,574
     135    McCormick & Co., Inc...............        4,822

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     105    Unifi, Inc.........................   $    3,607
      50    Vlasic Foods International, Inc.
              (b)..............................        1,006
      74    Wausau-Mosinee Paper Corp..........        1,693
                                                  ----------
                                                      80,887
                                                  ----------
Consumer Services (2.4%):
       4    Belo (A.H.) Corp., Series A........           98
     245    International Game Technologies....        5,948
      50    Media General Inc., Class A........        2,438
      39    Promus Hotel Corp. (b).............        1,486
      38    TCA Cable TV, Inc..................        2,280
      22    Washington Post Co.................       12,901
                                                  ----------
                                                      25,151
                                                  ----------
Energy (3.8%):
      70    Camco International, Inc...........        5,451
       7    ENSCO International, Inc...........          118
     200    EVI Weatherford, Inc. (b)..........        7,426
     367    Global Marine, Inc. (b)............        6,864
      92    Nabors Industries, Inc. (b)........        1,828
      62    Noble Drilling Corp. (b)...........        1,489
     209    Ocean Energy, Inc. (b).............        4,089
      96    Smith International, Inc. (b)(c)...        3,352
      49    Tidewater, Inc. (c)................        1,620
     108    Tosco Corp. (c)....................        3,184
     241    Varco International, Inc. (b)......        4,779
                                                  ----------
                                                      40,200
                                                  ----------
Financial Services (7.1%):
     537    AFLAC, Inc.........................       16,287
       4    Associated Banc-Corp...............          141
      14    Capital One Financial Corp.........        1,763
     102    City National Corp.................        3,768
       5    First Security Corp................          115
     271    First Tennessee National Corp......        8,553
      85    First Virginia Banks, Inc..........        4,335
      19    Marshall & Ilsley Corp.............          970
     220    North Fork Bancorp., Inc...........        5,376
     184    Robert Half International, Inc.
              (b)..............................       10,292
     239    T. Rowe Price Associates, Inc......        8,995
       7    TCF Financial Corp.................          204
      65    Union Planters Corp................        3,829
      52    Wilmington Trust Corp..............        3,166
     132    Zions Bancorp......................        7,013
                                                  ----------
                                                      74,807
                                                  ----------
Health Care (13.0%):
      25    Beckman Coulter, Inc...............        1,456
     154    Biogen, Inc. (b)...................        7,536
     151    Centocor, Inc. (b)(c)..............        5,481
     161    Chiron Corp. (b)(c)................        2,526
      30    Concentra Managed Care, Inc.
              (b)(c)...........................          780

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     146    DENTSPLY International, Inc........   $    3,655
     161    First Health Group Corp. (b)(c)....        4,584
     176    Forest Laboratories, Inc., Class A
              (b)..............................        6,292
     242    Foundation Health Systems, Inc.,
              Series A (b).....................        6,370
      88    Health Care & Retirement Corp.
              (b)(c)...........................        3,467
     323    Health Management Associates, Inc.
              (b)..............................       10,808
     125    Hillenbrand Industries, Inc........        7,470
     145    ICN Pharmaceuticals, Inc...........        6,625
     190    McKesson Corp. (c).................       15,437
     255    Mylan Laboratories, Inc. (c).......        7,666
     154    Omnicare, Inc......................        5,871
     206    Oxford Health Plans, Inc. (b)......        3,154
      20    PSS World Medical, Inc. (b)........          293
     145    Quintiles Transnational Corp.
              (b)..............................        7,132
     150    Quorum Health Group, Inc. (b)......        3,975
      40    R. P. Scherer Corp. (b)............        3,545
     183    Stryker Corp. (c)..................        7,038
     195    Sybron International Corp. (b).....        4,924
     100    Total Renal Care Holdings, Inc.
              (b)..............................        3,450
     171    Watson Pharmaceutical, Inc. (b)....        7,993
                                                  ----------
                                                     137,528
                                                  ----------
Multi-Industry (0.5%):
      40    Brio Technology, Inc. (b)..........          535
      25    UniCapital Corp. (b)...............          478
     200    Whitman Corp.......................        4,588
                                                  ----------
                                                       5,601
                                                  ----------
Raw Materials (2.5%):
      52    Betzdearborn, Inc..................        2,202
     146    Crompton & Knowles Corp............        3,687
      57    Cytec Industries, Inc. (b).........        2,540
      86    Ferro Corp.........................        2,165
     161    Lyondell Petrochemical Co..........        4,910
     205    Solutia, Inc.......................        5,882
      39    Vulcan Materials Co................        4,203
      38    Witco Corp.........................        1,106
                                                  ----------
                                                      26,695
                                                  ----------
Retail (9.9%):
     131    Barnes & Noble, Inc. (b)...........        4,897
     139    Bed Bath & Beyond, Inc. (b)(c).....        7,223
     157    Best Buy, Inc. (b).................        5,686
     100    Borders Group, Inc. (b)............        3,700
       4    CompUSA, Inc. (b)..................           68
     295    Dollar General Corp. (c)...........       11,675
     412    Family Dollar Stores, Inc..........        7,616
     245    Fred Meyer, Inc. (b)(c)............       10,413
     741    Just For Feet, Inc. (b)............       21,118
     328    Kohl's Corp. (b)...................       16,993

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
      60    Lands' End, Inc. (b)...............   $    1,898
      77    Outback Steakhouse, Inc. (b).......        3,014
      25    Restoration Hardware, Inc.
              (b)(c)...........................          628
     166    Starbucks Corp. (b)(c).............        8,860
      16    Tiffany & Co.......................          768
                                                  ----------
                                                     104,557
                                                  ----------
Shelter (2.3%):
     129    HON INDUSTRIES, Inc................        4,386
     381    Leggett & Platt, Inc...............        9,520
     222    Shaw Industries, Inc...............        3,913
     212    Sonoco Products Co.................        6,413
                                                  ----------
                                                      24,232
                                                  ----------
Technology (19.3%):
     280    ADC Telecommunications, Inc.
              (b)(c)...........................       10,240
     191    Altera Corp. (b)...................        5,649
     170    American Power Conversion Corp.
              (b)..............................        5,109
     431    Analog Devices, Inc. (b)(c)........       10,582
     438    BMC Software, Inc. (b).............       22,769
     514    Cadence Design Systems, Inc.
              (b)(c)...........................       16,053
     406    Compuware Corp. (b)................       20,757
      55    Comverse Technology, Inc. (b)(c)...        2,853
     144    Dell Computer Corp. (b)............       13,384
     126    Electronic Arts, Inc. (b)..........        6,826
     130    Keane, Inc. (b)....................        7,280
     136    Lexmark International Group, Inc.
              (b)..............................        8,296
     152    Linear Technology Corp.............        9,161
     320    Maxim Integrated Products, Inc.
              (b)..............................       10,140
      25    MIPS Technologies, Inc. (b)........          325
     243    Network Associates, Inc. (b)(c)....       11,610
     125    SCI Systems, Inc. (b)(c)...........        4,707
     125    software.net Corp. (b)(c)..........        2,391
     233    Solectron Corp. (b)(c).............        9,809
     169    Storage Technology Corp. (b).......        7,330
      63    Structural Dynamics Research Corp.
              (b)..............................        1,452
      80    Symantec Corp. (b)(c)..............        2,090
     111    Symbol Technologies, Inc...........        4,202
     115    Synopsys, Inc. (b)(c)..............        5,261
      50    Unigraphics Solutions, Inc.
              (b)(c)...........................          700
     146    Xilinx, Inc. (b)...................        4,978
                                                  ----------
                                                     203,954
                                                  ----------
Transportation (1.7%):
     100    Airborne Freight Corp..............        3,494
      45    Canadian National Railway Co.......        2,365
       5    CNF Transportation, Inc............          213
     213    Kansas City Southern Industries,
              Inc..............................        8,870
                                                  ----------
                                                      16,642
                                                  ----------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
COMMON STOCKS, CONTINUED:
Utilities (5.2%):
     241    360 Communications Co. (b).........   $    7,696
     379    AES Corp. (b)......................       19,910
     270    Cincinnati Bell, Inc. (c)..........        7,729
      15    Intelect Communications, Inc.
              (b)(c)...........................           80
      44    Interstate Energy Corp.............        1,430
     271    LG&E Energy Corp...................        7,329
       4    MCN Energy Group, Inc..............          100
       2    Qwest Communications International,
              Inc. (b).........................           86
     115    Seagull Energy Corp. (b)...........        1,906
     133    Southern New England
              Telecommunications, Inc..........        8,711
                                                  ----------
                                                      54,977
                                                  ----------
  Total Common Stocks                              1,035,976
                                                  ----------
REPURCHASE AGREEMENTS (0.5%):
 $ 5,221    Prudential Securities, 6.10%,
              7/1/98 (Collateralized by $5,374
              U.S. Treasury Bills, 9/3/98,
              market value $5,326).............        5,221
                                                  ----------
  Total Repurchase Agreements                          5,221
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (19.5%):
Master Notes (3.5%):
   7,860    Bear Stearns Mortgage Capital,
              6.77%, 10/9/98*..................        7,860
   6,550    Danaher Corp., 6.68%, 10/9/98*.....        6,550
   3,930    Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*..................        3,930
   8,908    Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*..................        8,907
   2,358    NationsBanc Capital Markets, 6.70%,
              7/1/98*..........................        2,358
   7,860    Williamette Industries, Inc.,
              5.85%, 7/23/98*..................        7,859
                                                  ----------
                                                      37,464
                                                  ----------
Put Bonds (5.4%):
   6,550    Associates Corp. N.A., 5.79%,
              1/4/99*..........................        6,546
   5,240    Branch Banking & Trust, 5.92%,
              12/10/99*........................        5,240
   2,620    Citicorp, 5.94%, 8/3/98*...........        2,620
   6,026    Evangelical Lutheran, 5.74%,
              4/28/00*.........................        6,015

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT            SECURITY DESCRIPTION             VALUE
---------   -----------------------------------   ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $ 7,860    GMAC, 5.85%, 11/10/99*.............   $    7,871
   6,550    Goldman Sachs, 6.06%, 11/21/00*....        6,550
   6,550    Greenwich Capital, 6.11%,
              12/13/99*........................        6,550
   6,550    Lehman Brothers Holdings, 5.85%,
              8/18/99*.........................        6,550
   2,620    Merrill Lynch, 6.07%, 11/13/98*....        2,620
   6,550    PNC Bank, 5.74%, 10/2/98*..........        6,545
                                                  ----------
                                                      57,107
                                                  ----------
Repurchase Agreements (10.6%):
  26,199    Donaldson, Lufkin & Jenrette,
              6.65%, 7/1/98 (Collateralized by
              $26,785 various Corporate and
              Government Securities, 2.85% -
              17.25%, 10/15/02 - 4/15/35,
              market value $27,207)............       26,199
  13,099    Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $13,962
              various Corporate Bonds, 0.00%,
              7/7/98 - 9/18/98, market value
              $13,911).........................       13,099
  67,332    Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $69,017
              various Corporate Bonds, 0.00% -
              10.13%, 9/15/99 - 10/17/96,
              market value $72,239)............       67,332
      45    Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $48 Media One
              Group Bonds, 0.00%, 10/5/98,
              market value $48)................           45
   2,096    Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $13,121
              various Government Securities,
              0.00% - 10.00%, 12/1/18 - 5/1/24,
              market value $2,158).............        2,096
   2,620    Paine Webber, 6.40%, 7/1/98
              (Collateralized by $2,615 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $2,751)..........................        2,620
                                                  ----------
                                                     111,391
                                                  ----------
  Total Short-Term Securities Held as
     Collateral                                      205,962
                                                  ----------
Total (Cost $1,037,010) (a)                       $1,247,159
                                                  ==========

------------

Percentages indicated are based on net assets of $1,056,566.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $9,940. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $235,024
                   Unrealized depreciation.....................................   (34,815)
                                                                                 --------
                   Net unrealized appreciation.................................  $200,209
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMERCIAL PAPER (4.8%):
Financial Services (4.8%):
 $7,300     Merrill Lynch, 5.60%, 9/19/98........   $  7,212
                                                    --------
  Total Commercial Paper                               7,212
                                                    --------
COMMON STOCKS (84.9%):
            Business Equipment & Services (9.8%):
     20     A Consulting Team, Inc. (b)..........        213
     35     Acxiom Corp. (b).....................        872
     15     American Management Systems (b)......        449
     50     Billing Information Concepts (b).....        774
     10     Bowne & Co., Inc.....................        450
     28     Carriage Services, Inc., Class A
              (b)................................        704
     10     Catalina Marketing Corp. (b).........        519
     15     Central Parking Corp.................        683
     40     CHS Electronics, Inc. (b)(c).........        715
     38     Concord EFS, Inc. (b)................        979
     30     Equity Corporation International
              (b)................................        720
     20     Hyperion Software Corp. (b)..........        556
     30     Inspire Insurance Solutions (b)......        997
     24     Interim Services, Inc. (b)...........        771
     25     International Telecommunications Data
              Systems (b)........................        725
     15     MPW Industrial Services Group (b)....        203
     30     Nova Corp. (b)(c)....................      1,072
     30     Paxar Corp. (b)......................        345
     20     Staff Leasing, Inc. (b)..............        590
     20     Staffmark, Inc. (b)..................        733
      7     Stone & Webster, Inc.................        277
     10     Tetra Technologies, Inc. (b).........        168
     12     Wackenhut Corrections Corp. (b)......        283
     10     World Access, Inc. (b)(c)............        300
     18     Zebra Technologies, Class A (b)......        770
                                                    --------
                                                      14,868
                                                    --------
Capital Goods (4.8%):
     13     Applied Power, Inc., Class A.........        447
      9     Astec Industries, Inc. (b)...........        311
     12     Belden, Inc..........................        368
     26     Blount International, Inc., Class
              A..................................        740
     20     Imco Recycling, Inc..................        370
     34     Interface, Inc.......................        686
      8     Ionics, Inc. (b).....................        295
     25     Kuhlman Corp.........................        988
      8     Lone Star Industries (c).............        617
     10     Medusa Corp..........................        628
     20     Roper Industries, Inc................        523
     30     Savoir Technology Group, Inc.
              (b)(c).............................        345
     11     Texas Industries, Inc. (c)...........        583
     15     Wabash National Corp. (c)............        386
                                                    --------
                                                       7,287
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Durable (1.5%):
     15     Breed Technologies, Inc. (c).........   $    230
     30     Gentex Corp. (b).....................        544
     20     Keystone Automotive Industries, Inc.
              (b)................................        463
      7     SPX Corp. (b)........................        451
     18     Watsco, Inc..........................        632
                                                    --------
                                                       2,320
                                                    --------
Consumer Non-Durable (7.6%):
     26     Advanced Energy Corp. (b)............        605
     10     Aptargroup, Inc......................        622
     13     Canandaigua Wine Co., Class A (b)....        639
      6     Coca-Cola Bottling Co................        397
     20     Corn Products International, Inc.
              (b)................................        678
     20     Earthgrains Co.......................      1,117
     17     Guilford Mills, Inc..................        340
     25     Mohawk Industries Co. (b)............        792
     22     Natures Sunshine Products, Inc.......        496
     20     Nautica Enterprises, Inc. (b)........        536
     40     NBTY, Inc. (b).......................        735
     15     Pacific Sunwear of California (b)....        525
     14     Pillowtex Corp.......................        562
     18     Richfood Holdings, Inc...............        372
     18     Smithfield Foods, Inc. (b)...........        549
     12     St. John Knits, Inc..................        464
      6     Timberland Co., Class A (b)..........        432
     30     Westpoint Stevens, Inc. (b)(c).......        989
     30     Wolverine World Wide, Inc............        651
                                                    --------
                                                      11,501
                                                    --------
Consumer Services (2.7%):
     30     Action Performance Co., Inc.
              (b)(c).............................        965
     10     Carmike Cinemas, Inc., Class A (b)...        269
     22     Grand Casinos (b)....................        369
     25     International Speedway Corp., Class
              A..................................        710
     30     Players International, Inc. (b)......        149
     22     Primadonna Resorts, Inc. (b).........        316
     10     Sturm, Ruger & Co., Inc..............        168
     30     Suburban Lodges of America (b).......        454
     12     World Color Press, Inc. (b)..........        420
                                                    --------
                                                       3,820
                                                    --------
Energy (2.7%):
     10     Barrett Resources Corp. (b)..........        374
     10     Devon Energy Corp. (c)...............        349
     40     EEX Corp. (b)........................        375
     20     Global Industries Ltd. (b)...........        338
     12     Newfield Exploration Co. (b).........        299
     20     Newpark Resources, Inc. (b)..........        223
     30     Patterson Energy, Inc. (b)...........        293
     25     Pride Petroleum Services, Inc. (b)...        423
      7     Saint Mary Land & Exploration........        169
     25     Santa Fe Energy Resources, Inc.
              (b)................................        269

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Energy, continued:
     10     Snyder Oil Corp......................   $    199
     12     Stone Energy Corp. (b)...............        426
     25     Superior Energy Services, Inc. (b)...        127
     12     Vintage Petroleum, Inc...............        227
                                                    --------
                                                       4,091
                                                    --------
Financial Services (14.0%):
     35     Alabama National Bankcorp............      1,316
     25     Allied Capital Corp..................        613
     25     Amresco, Inc. (b)....................        728
     11     BankAtlantic Bancorp, Inc., Series
              B..................................        145
     13     Centura Banks, Inc...................        813
     20     Colonial BancGroup, Inc..............        645
     35     Cooperative Bankshares, Inc. (b).....        613
     15     Cullen/Frost Bankers, Inc............        814
     10     Dain Rauscher Corp...................        548
     15     Eagle Bancshares, Inc................        360
     15     Fidelity Bankshares, Inc.............        429
     15     Fidelity National Corp. (b)..........        169
     11     First Commercial Corp................        729
     40     First Financial Holdings, Inc........        950
     30     First Liberty Financial Corp.........        735
     12     Keystone Financial, Inc..............        444
     10     Legg Mason, Inc......................        576
     35     Long Beach Financial Corp. (b).......        385
     15     Morgan Keegan, Inc...................        388
     20     PMT Services, Inc. (b)...............        509
     50     Protective Life Corp. (c)............      1,833
     16     Provident Financial Group, Inc.......        730
     23     Raymond James Financial, Inc.........        674
     22     Republic Bancshares, Inc. (b)........        597
     37     Resource Bancshares Mortgage Group...        689
     50     Sirrom Capital Corp. (c).............      1,300
     42     Sovereign Bancorp, Inc...............        686
     17     Trans Financial, Inc.................        975
     30     Triad Guaranty, Inc. (b).............      1,020
     12     Whitney Holding Corp.................        609
                                                    --------
                                                      21,022
                                                    --------
Health Care (9.0%):
     13     Alpharma, Inc., Class A (c)..........        282
     14     Ballard Medical Products.............        259
     24     Centennial Healthcare Corp. (b)......        435
      8     Cooper Cos., Inc. (b)................        273
     15     Cryolife, Inc. (b)...................        236
     30     Genesis Health Ventures, Inc.
              (b)(c).............................        750
     17     IDEXX Laboratories, Inc. (b).........        413
     11     Incyte Pharmaceuticals, Inc. (b).....        379
     14     Invacare Corp........................        364
     11     Jones Pharma, Inc....................        364
     22     Lincare Holdings, Inc. (b)...........        925
     12     MedImmune, Inc. (b)..................        724

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     12     Mentor Corp..........................   $    293
      4     North American Vaccine, Inc.
              (b)(c).............................         57
     43     Orthodontic Centers of America
              (b)(c).............................        890
     18     Patterson Dental Co. (b).............        641
     20     Phycor, Inc. (b).....................        331
     11     Protein Design Labs, Inc. (b)........        263
     18     PSS World Medical, Inc. (b)..........        256
     19     Quorum Health Group, Inc. (b)........        504
     18     Respironics, Inc. (b)................        283
     24     Roberts Pharmaceutical Corp. (b).....        552
     22     Safeskin Corp. (b)...................        888
     14     Steris Corp. (b).....................        909
     28     Sunrise Assisted Living, Inc.
              (b)(c).............................        945
     15     Universal Health Services, Class B
              (b)................................        876
      7     Vertex Pharmaceuticals, Inc.
              (b)(c).............................        158
      7     Visx, Inc. (b).......................        399
                                                    --------
                                                      13,649
                                                    --------
Manufacturing-Capital Goods (0.3%):
     11     Wolverine Tube, Inc. (b).............        418
                                                    --------
Multi-Industry (0.4%):
     40     Denali, Inc. (b).....................        625
                                                    --------
Raw Materials (2.5%):
     27     Birmingham Steel Corp................        334
     20     Buckeye Technologies, Inc. (b).......        471
     22     Cambrex Corp.........................        578
     25     Chemfirst, Inc.......................        632
     20     Quanex Corp..........................        606
     16     Scotts Co., Class A (b)..............        596
      6     Tredegar Industries, Inc.............        509
                                                    --------
                                                       3,726
                                                    --------
Retail (7.7%):
     16     Cash America International, Inc......        244
     35     Cato Corp., Class A..................        609
     15     CKE Restaurants, Inc.................        619
     10     Discount Auto Parts, Inc. (b)........        260
     14     Eagle Hardware & Garden, Inc. (b)....        324
     12     Footstar, Inc. (b)...................        576
     30     Hibbet Sporting Goods, Inc. (b)(c)...      1,201
     30     Just For Feet, Inc. (b)..............        855
     25     Landry's Seafood Restaurants, Inc.
              (b)................................        452
     18     Men's Wearhouse, Inc. (b)............        594
     30     Michaels Stores, Inc. (b)............      1,058
     18     O'Reilly Automotive, Inc. (b)........        648
     12     Papa John's International, Inc.
              (b)................................        473
     30     Pier 1 Imports, Inc..................        716
     19     Ross Stores, Inc.....................        817
     36     Ruby Tuesday, Inc. (b)...............        558
     46     Stein Mart, Inc. (b).................        621

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Retail, continued:
     15     Travis Boats & Motors, Inc. (b)......   $    368
     20     Williams Sonoma, Inc. (b)............        636
                                                    --------
                                                      11,629
                                                    --------
Shelter (4.0%):
     24     Caraustar Industries, Inc............        693
     15     Crossmann Communities, Inc. (b)......        456
     30     Ethan Allen Interiors, Inc...........      1,498
     12     La-Z-Boy, Inc........................        678
     15     Ladd Furniture, Inc. (b).............        450
     20     Oakwood Homes Corp...................        600
     10     Palm Harbor Homes, Inc. (b)..........        426
     15     Pulaski Furniture Corp...............        375
     17     Toll Brothers, Inc. (b)..............        488
      9     U S Home Corp. (b)...................        371
                                                    --------
                                                       6,035
                                                    --------
Technology (12.6%):
     12     Aavid Thermal Technologies (b).......        351
     14     Adtran, Inc. (b).....................        366
     14     Alliant Techsystems, Inc. (b)........        886
     38     Anixter International, Inc. (b)......        724
     33     Applied Materials, Inc. (b)..........        974
     46     Aspect Telecommunications, Inc.
              (b)................................      1,259
     34     Berg Electronics, Corp. (b)..........        665
     60     Brightpoint, Inc. (b)(c).............        870
      1     Com21, Inc. (b)......................         21
     24     Comverse Technology, Inc. (b)(c).....      1,219
     20     Corsair Communications, Inc.
              (b)(c).............................        186
      4     Datastream Systems, Inc. (b).........         76
     11     Etec Systems, Inc. (b)...............        387
     47     Harbinger Corp. (b)..................      1,125
     50     Infinium Software, Inc. (b)..........        694
     15     MacDermid, Inc.......................        424
     14     Microchip Technology, Inc. (b).......        366
      9     Novellus Systems, Inc. (b)...........        321
     13     Oak Industries, Inc. (b).............        460
     37     P-Com, Inc. (b)......................        339
     14     Photronics, Inc. (b).................        309
     49     Platinum Technology, Inc. (b)(c).....      1,399
     20     Plexus Corp. (b).....................        398
     40     Powertel, Inc. (b)...................        740
     41     Sanmina Corp. (b)(c).................      1,795
     16     SCI Systems, Inc. (b)(c).............        606
     18     Systems & Computer Technology Corp.
              (b)................................        486
     34     Tech Data Corp. (b)..................      1,457
                                                    --------
                                                      18,903
                                                    --------
Transportation (3.2%):
     34     Atlantic Coast Airlines, Inc. (b)....      1,020
     23     Comair Holdings, Inc.................        695

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Transportation, continued:
     20     Halter Marine Group, Inc. (b)........   $    301
     25     Heartland Express, Inc. (b)..........        506
     10     MS Carriers, Inc. (b)................        271
     15     Railtex, Inc. (b)....................        199
     32     Skywest, Inc.........................        896
     10     U.S. Xpress Enterprises, Class A
              (b)................................        168
     10     USFreightways Corp...................        328
     23     Werner Enterprises, Inc..............        429
                                                    --------
                                                       4,813
                                                    --------
Utilities (2.1%):
     22     Energen Corp.........................        443
     16     K N Energy, Inc......................        866
     15     Public Service Co. of NC, Inc........        326
     33     Rural Cellular Corp., Class A (b)....        516
     11     Sierra Pacific Resources.............        399
     26     Tel-Save Holdings, Inc. (b)(c).......        384
     10     TNP Enterprises, Inc.................        309
                                                    --------
                                                       3,243
                                                    --------
  Total Common Stocks                                127,950
                                                    --------
PREFERRED STOCKS (1.3%):
Computer Software (0.3%):
     11     National Data Corp...................        481
Financial Services (1.0%):
     10     CCB Financial Corp...................      1,063
     20     Southwest Securities Group, Inc......        450
                                                    --------
                                                       1,513
                                                    --------
  Total Preferred Stocks                               1,994
                                                    --------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $   50     7/23/98 (d)..........................         50
    110     8/20/98 (d)..........................        109
     40     8/27/98 (d)..........................         40
     15     9/24/98 (d)..........................         15
                                                    --------
  Total U.S. Treasury Obligations                        214
                                                    --------
REPURCHASE AGREEMENTS (3.9%):
  5,937     Prudential Securities, 6.10%, 7/1/98
              (Collateralized by $6,111 U.S.
              Treasury Bills, 9/3/98, market
              value $6,057)......................      5,937
                                                    --------
  Total Repurchase Agreements                          5,937
                                                    --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (9.6%):
Master Notes (1.7%):
    555     Bear Stearns Mortgage Capital, 6.77%,
              10/9/98*...........................        555
    462     Danaher Corp., 6.68%, 10/9/98*.......        462
    277     Merrill Lynch Mortgage Capital,
              6.75%, 7/23/98*....................        277

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Master Notes, continued:
 $  629     Morgan Stanley Mortgage Capital,
              5.76%, 7/21/98*....................   $    629
    166     NationsBanc Capital Markets, 6.70%,
              7/1/98*............................        166
    555     Williamette Industries, Inc., 5.85%,
              7/23/98*...........................        555
                                                    --------
                                                       2,644
                                                    --------
Put Bonds (2.7%):
    462     Associates Corp. N.A., 5.79%,
              1/4/99*............................        462
    370     Branch Banking & Trust, 5.92%,
              12/10/99*..........................        370
    185     Citicorp, 5.94%, 8/3/98*.............        185
    425     Evangelical Lutheran, 5.74%,
              4/28/00*...........................        425
    555     GMAC, 5.85%, 11/10/99*...............        556
    462     Goldman Sachs, 6.06%, 11/21/00*......        462
    462     Greenwich Capital, 6.11%,
              12/13/99*..........................        462
    462     Lehman Brothers Holdings, 5.85%,
              8/18/99*...........................        462
    185     Merrill Lynch, 6.07%, 11/13/98*......        185
    462     PNC Bank, 5.74%, 10/2/98*............        462
                                                    --------
                                                       4,031
                                                    --------
Repurchase Agreements (5.2%):
  1,849     Donaldson, Lufkin & Jenrette, 6.65%,
              7/1/98 (Collateralized by $1,891
              various Corporate and Government
              Securities, 2.85% - 17.25%,
              10/15/02 - 4/15/35, market value
              $1,920)............................      1,849

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $  925     Goldman Sachs, 6.65%, 7/1/98
              (Collateralized by $985 various
              Corporate Bonds, 0.00%,
              7/7/98-9/18/98, market value
              $982)..............................   $    925
  4,752     Lehman Brothers, 6.65%, 7/1/98
              (Collateralized by $4,871 various
              Corporate Bonds, 0.00% - 10.13%,
              9/15/99 - 10/17/96, market value
              $5,099)............................      4,752
      3     Lehman Brothers, 6.47%, 7/1/98
              (Collateralized by $3 Media One
              Group Bonds, 0.00%, 10/5/98, market
              value $3)..........................          3
    148     Lehman Brothers, 6.00%, 7/1/98
              (Collateralized by $926 various
              Government Securities, 0.00% -
              10.00%, 12/1/18 - 5/1/24, market
              value $152)........................        148
    185     Paine Webber, 6.40%, 7/1/98
              (Collateralized by $185 various
              Corporate Bonds, 4.00% - 9.75%,
              7/15/98 - 12/31/49, market value
              $194)..............................        185
                                                    --------
                                                       7,862
                                                    --------
  Total Short-Term Securities Held as Collateral      14,537
                                                    --------
Total (Cost $132,255)(a)                            $157,845
                                                    ========

------------
Percentages indicated are based on net assets of $145,242.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $19. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $30,146
                   Unrealized depreciation.....................................   (4,575)
                                                                                 -------
                   Net unrealized appreciation.................................  $25,571
                                                                                 =======

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

(d) Serves as collateral for futures contracts.

                                                                        CURRENT
  NUMBER                                                    OPENING     MARKET
    OF                                                     POSITIONS     VALUE
CONTRACTS                   CONTRACT TYPE                    (000)       (000)
----------                  -------------                  ---------    -------
    25        Long Russell 2000 September 1998 Futures      $5,485      $5,779
    10        Long Midcap 400, September 1998 Futures        1,782       1,823
                                                            ------      ------
                                                            $7,267      $7,602
                                                            ======      ======

* The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS (94.5%):
ARGENTINA (0.5%):
Automotive (0.0%):
      34    Renault Argentina...................   $     68
                                                   --------
Banking & Finance (0.0%):
      40    Banco Galicia.......................        176
                                                   --------
Beverages & Tobacco (0.0%):
       0    Buenos Aires Embottelladora SA,
              Class B (b)(e)....................          0
                                                   --------
Metals & Mining (0.0%):
      17    Siderca SA..........................         29
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
     130    Perez Companc SA....................        652
      39    YPF Sociedad Anonima................      1,160
                                                   --------
                                                      1,812
                                                   --------
Telecommunications (0.2%):
      89    Telecom Argentina SA, Class B.......        505
     235    Telefonica de Argentina SA, Class
              B.................................        758
                                                   --------
                                                      1,263
                                                   --------
            Total Argentina.....................      3,348
                                                   --------
AUSTRALIA (1.6%):
Banking (0.4%):
     120    National Australia Bank Ltd.........      1,581
     171    Westpac Banking Corp., Ltd..........      1,043
                                                   --------
                                                      2,624
                                                   --------
Beverages & Tobacco (0.1%):
      57    Coca-Cola Amatil Ltd................        371
                                                   --------
Brewery (0.0%):
     113    Foster's Brewing Group Ltd..........        266
                                                   --------
Broadcasting & Publishing (0.2%):
     157    News Corp., Ltd. (b)................      1,278
                                                   --------
Building Products (0.2%):
     221    Boral Ltd...........................        414
     135    CSR Ltd.............................        390
     131    Pioneer International Ltd...........        313
                                                   --------
                                                      1,117
                                                   --------
Diversified (0.0%):
      82    Southcorp Holdings Ltd..............        238
                                                   --------
Engineering (0.0%):
      31    Leighton Holdings Ltd...............        108
                                                   --------
Metals (0.0%):
     229    M.I.M. Holdings Ltd.................        111
      36    RGC Ltd. (b)........................         35
                                                   --------
                                                        146
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
AUSTRALIA, CONTINUED:
Metals & Mining (0.3%):
      68    Aberfoyle Ltd.......................   $    108
     125    Australian National Industries
              Ltd...............................         72
     135    Broken Hill Proprietary Co. Ltd.....      1,139
      30    Delta Gold..........................         37
      28    Great Central Mines Ltd.............         26
      12    Homestake Mining Company............        118
      35    Newcrest Mining Ltd. (b)............         42
     122    Normandy Mining Ltd.................        100
      31    Resolute Limited (b)(e).............         19
      87    WMC Ltd.............................        261
                                                   --------
                                                      1,922
                                                   --------
Real Estate (0.2%):
     186    General Property Trust..............        301
     177    Stockland Trust Group...............        404
     186    Westfield Trust.....................        357
                                                   --------
                                                      1,062
                                                   --------
Retail-Stores/Catalog (0.1%):
     102    Coles Myer Ltd......................        398
                                                   --------
Services (0.1%):
      18    Brambles Industries Ltd.............        351
                                                   --------
            Total Australia.....................      9,881
                                                   --------
AUSTRIA (1.7%):
Airlines (0.1%):
      22    Austrian Airlines...................        708
                                                   --------
Automotive (0.0%):
       7    Steyr-Daimler-Puch AG...............        178
                                                   --------
Banking & Finance (0.6%):
       7    Bank Austria AG.....................        485
       6    Bank Austria AG - Vorzug............        463
      30    Bank Austria AG, Participating
              Certificates......................      2,450
                                                   --------
                                                      3,398
                                                   --------
Beverages & Tobacco (0.0%):
       4    Osterreichische Brau-Beteiligungs
              AG................................        233
                                                   --------
Building Products (0.1%):
       2    Wienerberger Baustoffindustrie AG...        575
                                                   --------
Chemicals (0.0%):
       4    Lenzing AG (b)......................        309
                                                   --------
Electrical Equipment (0.0%):
       1    Austria Mikro Systeme
              International.....................         68
                                                   --------
Engineering (0.1%):
       4    VA Technologie AG...................        535
                                                   --------
Environmental Services (0.1%):
       2    BWT AG..............................        382
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
AUSTRIA, CONTINUED:
Insurance (0.1%):
       3    EA-Generali AG......................   $    837
                                                   --------
Miscellaneous Materials & Commodities (0.1%):
       9    Radex-Heraklith
              Industriebeteiligungs AG..........        434
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
       8    OMV AG..............................      1,118
                                                   --------
Paper Products (0.0%):
       1    Mayr-Melnhof Karton AG..............         78
                                                   --------
Telecommunications -- Services and Equipment (0.3%):
      11    Osterreichische
              Elekrizitatswirtschafts-AG, Class
              A.................................      1,275
                                                   --------
Transportation (0.0%):
       5    Flughafen Wien AG...................        233
                                                   --------
            Total Austria.......................     10,361
                                                   --------
BELGIUM (2.0%):
Banking (0.6%):
       2    Generale de Banque SA...............      1,359
      27    Kredietbank NV......................      2,439
      13    Kredietbank Strip...................          1
                                                   --------
                                                      3,799
                                                   --------
Chemicals (0.2%):
      14    Solvay SA...........................      1,073
                                                   --------
Industrial Holding Company (0.1%):
       4    Groupe Bruxelles Lambert SA.........        831
                                                   --------
Insurance (0.3%):
       4    Fortis AG...........................      1,126
       2    Royale Belge........................        718
                                                   --------
                                                      1,844
                                                   --------
Merchandising (0.2%):
      14    Delhaize-Le Lion SA.................        985
                                                   --------
Metals & Mining (0.0%):
       3    Union Miniere Group.................        185
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
       3    PetroFina SA........................      1,055
                                                   --------
Telecommunications -- Services and Equipment (0.4%):
       9    Electrabel SA.......................      2,615
                                                   --------
            Total Belgium.......................     12,387
                                                   --------
BRAZIL (0.2%):
Auto Parts (0.0%):
       8    Marcopolo SA........................         14
                                                   --------
Banking (0.0%):
     800    Banco do Estado De SA...............         38
   2,000    Uniao de Bancos Brasileir...........         48
                                                   --------
                                                         86
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
BRAZIL, CONTINUED:
Beverages & Tobacco (0.0%):
      41    Companhia Cervejaria Brahma.........   $     23
                                                   --------
Chemicals (0.0%):
     242    Copesul -- Companhia Pertoquimica do
              Sul...............................          8
      19    White Martins SA....................         18
                                                   --------
                                                         26
                                                   --------
Electric Utility (0.0%):
   8,991    Gerasul (b).........................         12
                                                   --------
Gaming (0.0%):
       5    Companhia Vidraria Santa Maria......          8
                                                   --------
Gas & Electric Utility (0.2%):
   8,991    Centrais Electricas Brasileiras
              SA................................        260
   1,712    Centrais Electricas Brasileiras SA,
              Class B...........................         52
   4,116    Companhia Paranaense de Energia-
              Copel (b).........................         32
     363    Light -- Servicos de Eletricidade
              SA................................        116
                                                   --------
                                                        460
                                                   --------
Steel (0.0%):
   3,589    Companhia Siderurgica Nacional......         86
       4    Companhia Vale do Rio Doce (b)......         76
                                                   --------
                                                        162
                                                   --------
Telecommunications (0.0%):
   1,865    Telecomunicacoes Brasileiras SA.....        149
     193    Telecomunicacoes de Sao Paulo SA
              (b)...............................         29
     441    Telesp Celular B (b)................         37
     193    Telesp Celular SA (b)...............          8
                                                   --------
                                                        223
                                                   --------
Tobacco (0.0%):
      26    Souza Cruz SA.......................        191
                                                   --------
            Total Brazil........................      1,205
                                                   --------
CHILE (0.4%):
Banking & Finance (0.0%):
       6    Banco de Santiago ADR...............         99
                                                   --------
Beverages & Tobacco (0.1%):
      11    Embotelladora Andina SA ADR.........        177
       7    Embotelladora Andina SA, Series A
              ADR...............................        120
       3    Vina Concho y Toro SA ADR...........         86
                                                   --------
                                                        383
                                                   --------
Chemicals (0.0%):
       6    Quimica Y Minera Chile SA ADR.......        215
                                                   --------
Electric Utility (0.0%):
      15    Gener SA ADR........................        266
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
CHILE, CONTINUED:
Forest Products (0.0%):
      12    Maderas Y Sinteticos Anonima SA
              ADR...............................   $     97
                                                   --------
Gas & Electric Utility (0.2%):
      12    Chilectra SA ADR....................        250
      18    Enersis SA ADR......................        447
                                                   --------
                                                        697
                                                   --------
Metals & Mining (0.0%):
      12    Madeco SA ADR.......................        107
                                                   --------
Packaging (0.0%):
       9    Cristalerias de Chile ADR...........        111
                                                   --------
Pharmaceutical  (0.0%):
       5    Laboratorio Chile ADR...............         68
                                                   --------
Telecommunications (0.1%):
      27    Telecomunicaciones de Chile SA
              ADR...............................        544
                                                   --------
            Total Chile.........................      2,587
                                                   --------
DENMARK (1.4%):
Agriculture (0.0%):
       3    Korn-OG Foderstof Kompagniet A/S....         70
                                                   --------
Banking & Finance (0.2%):
       7    Danske Bank.........................        870
       7    Unidanmark A/S, Class A.............        593
                                                   --------
                                                      1,463
                                                   --------
Beverages & Tobacco (0.1%):
       4    Carlsberg A/S, Class A..............        258
       7    Carlsberg A/S, Class B..............        531
                                                   --------
                                                        789
                                                   --------
Commercial Services (0.0%):
       4    ISS International Service System
              A/S, Class B......................        215
                                                   --------
Diversified (0.1%):
      14    Superfos A/S........................        370
                                                   --------
Electronics (0.0%):
       2    Bang & Olufsen Holding..............        133
                                                   --------
Engineering (0.0%):
       7    FLS Industries A/S B................        187
                                                   --------
Food Products & Services (0.1%):
       9    Danisco A/S.........................        631
                                                   --------
Pharmaceuticals (0.3%):
      11    Novo Nordisk A/S, Class B...........      1,571
                                                   --------
Telecommunications (0.3%):
      19    Tele Danmark A/S, Class B...........      1,810
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
DENMARK, CONTINUED:
Transportation & Shipping (0.3%):
       0    D/S 1912, Class B (e)...............   $    729
       0    D/S Svendborg A/S, Class B (e)......        904
       0    Lauritzen (J.) Holding A/S (e)......         30
       5    SAS Danmark A/S.....................         94
                                                   --------
                                                      1,757
                                                   --------
            Total Denmark.......................      8,996
                                                   --------
FINLAND (1.1%):
Banking & Finance (0.1%):
      96    Merita Ltd., Class A................        632
                                                   --------
Forest Products (0.1%):
      27    UPM-Kymmene Corp....................        748
                                                   --------
Health Care (0.0%):
       2    Instrumentarium Group, Series A.....        120
                                                   --------
Insurance (0.1%):
       5    Pohjola Insurance Group, Class B....        239
       8    Sampo Insurance Co..................        379
                                                   --------
                                                        618
                                                   --------
Metals (0.0%):
      24    Outokumpo OY, Class A...............        300
                                                   --------
Telecommunications (0.8%):
      43    Nokia Oyj, Class A..................      3,170
      16    Nokia Oyj, Class K..................      1,163
                                                   --------
                                                      4,333
                                                   --------
            Total Finland.......................      6,751
                                                   --------
FRANCE (11.7%):
Automotive (0.2%):
       6    PSA Peugeot.........................      1,355
                                                   --------
Banking (1.0%):
      24    Banque Nationale de Paris...........      1,957
      18    Paribas.............................      1,937
      11    Societe Generale....................      2,219
                                                   --------
                                                      6,113
                                                   --------
Beverages & Tobacco (0.4%):
      10    LVMH (Moet Hennessy Louis
              Vuitton)..........................      1,909
       8    Pernod Ricard.......................        563
                                                   --------
                                                      2,472
                                                   --------
Broadcasting/Cable (0.1%):
       4    Canal Plus..........................        673
                                                   --------
Building Products (0.3%):
       3    Imetal SA...........................        392
      15    Lafarge SA..........................      1,577
                                                   --------
                                                      1,969
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Business Service (0.7%):
      20    Compagnie Generale des Eaux.........   $  4,357
       0    Havas SA (c)(e).....................          0
                                                   --------
                                                      4,357
                                                   --------
Chemicals (0.6%):
      11    L'Air Liquide.......................      1,800
      40    Rhone-Poulenc SA....................      2,239
                                                   --------
                                                      4,039
                                                   --------
Commercial Services (0.2%):
       1    Addeco SA...........................        266
       5    Sodexho SA..........................        983
                                                   --------
                                                      1,249
                                                   --------
Construction (0.1%):
       4    Bouygues............................        763
                                                   --------
Defense (0.2%):
       1    Sagem SA (c)........................        506
      18    Thomson CSF (c).....................        671
                                                   --------
                                                      1,177
                                                   --------
Diversified (0.1%):
      15    Lagardere SCA.......................        620
                                                   --------
Electrical & Electronic (1.0%):
      18    Alcatel Alsthom.....................      3,688
       4    Legrand SA..........................      1,178
      17    Schneider SA........................      1,343
                                                   --------
                                                      6,209
                                                   --------
Energy (1.2%):
      30    Elf Aquitane SA.....................      4,254
      28    Total SA, Class B...................      3,666
                                                   --------
                                                      7,920
                                                   --------
Engineering (0.1%):
       4    Compagnie Francaise d'Etudes et de
              Construction Technip..............        458
                                                   --------
Food & Household Products (0.2%):
       4    Eridania Beghin-Say SA..............        983
                                                   --------
Food Products & Services (0.4%):
       8    Groupe Danone.......................      2,293
                                                   --------
Health & Personal Care (0.9%):
       7    L'OREAL.............................      4,106
      12    Sanofi SA...........................      1,354
                                                   --------
                                                      5,460
                                                   --------
Industrial Goods & Services (0.2%):
      17    Michelin Class B, Registered........      1,002
                                                   --------
Industrial Holding Company (0.5%):
      17    Lyonnaise des Eaux SA...............      2,844
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:Insurance (0.7%):
      36    AXA SA..............................   $  4,085
                                                   --------
Leisure (0.2%):
       4    Accor SA............................      1,217
                                                   --------
Media (0.0%):
       1    Pathe SA............................        282
                                                   --------
Merchandising (1.0%):
       4    Carrefour SA........................      2,687
       8    Etablissements Economiques du Casino
              Guichard-Perrachon................        664
       3    Pinault-Printemps-Redoute SA........      2,230
       2    Promodes............................      1,216
                                                   --------
                                                      6,797
                                                   --------
Office Equipment & Services (0.1%):
       9    BIC.................................        654
                                                   --------
Oil & Gas (0.3%):
      10    Compagnie de Saint Gobain...........      1,845
                                                   --------
Telecommunications -- Services and Equipment (1.0%):
      89    France Telecom (c)..................      6,111
                                                   --------
Textile Products (0.0%):
       2    Dollfus-Mieg & Cie (b)..............         65
                                                   --------
            Total France........................     73,012
                                                   --------
GERMANY (16.9%):
Airlines (0.2%):
      54    Lufthansa AG........................      1,354
                                                   --------
Automotive (1.9%):
      73    Daimler-Benz AG (c).................      7,206
       2    Man AG..............................        661
       4    Volkswagen AG.......................      4,263
                                                   --------
                                                     12,130
                                                   --------
Banking (2.9%):
     101    Bayer AG............................      5,212
      43    Bayerische Vereinsbank AG...........      3,690
      74    Deutsche Bank AG....................      6,272
      71    Dresdner Bank AG....................      3,804
                                                   --------
                                                     18,978
                                                   --------
Banking & Finance (0.4%):
      38    Bayerische Hypotheken-und Wechsel-
              Bank AG (c).......................      2,422
                                                   --------
Building Products (0.1%):
       8    Heidelberger Zement AG..............        732
                                                   --------
Business Service (0.8%):
       9    SAP AG..............................      5,247
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Chemicals (0.8%):
      87    BASF AG.............................   $  4,122
      15    Degussa AG..........................        948
                                                   --------
                                                      5,070
                                                   --------
Conglomerates (1.6%):
      32    Metro AG (c)........................      1,936
       3    Preussag AG.........................        992
      70    VEBA AG.............................      4,794
       4    Viag AG.............................      2,568
                                                   --------
                                                     10,290
                                                   --------
Construction (0.1%):
       9    Hochtief AG.........................        445
                                                   --------
Consumer Goods & Services (0.2%):
       7    Adidas AG (c).......................      1,136
                                                   --------
Electrical & Electronic (0.8%):
      79    Siemens AG..........................      4,777
                                                   --------
Engineering (1.0%):
      10    AGIV AG.............................        286
       6    Bilfinger & Berger Bau AG...........        200
      55    Mannesmann AG.......................      5,559
                                                   --------
                                                      6,045
                                                   --------
Health Care (0.2%):
      11    Schering AG.........................      1,253
                                                   --------
Industrial Goods & Services (0.1%):
       3    Carbon AG...........................        348
                                                   --------
Insurance (3.0%):
      33    Allianz AG..........................     10,955
       1    Allianz AG (b)......................        286
       6    AMB Aachener und Muenchener
              Beteiligungs......................        675
       2    AMB Aachener und Muenchener
              Beteiligungs AG...................        223
       4    CKAG Colonia Konzern AG.............        467
       1    Muenchener Rueckversicherungs
              Gesellschaft AG, Bearer Shares....        250
      11    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares............................      5,598
                                                   --------
                                                     18,454
                                                   --------
Investment Company (0.2%):
      17    Beiersdorf AG.......................      1,064
                                                   --------
Machinery & Equipment (0.2%):
       9    Kloeckner-Humbolt-Deutz AG (b)......        105
       1    Linde AG............................        890
                                                   --------
                                                        995
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Metals & Mining (0.2%):
       9    Kugelfischer Georg Schaefer AG......   $    138
       5    Thyssen AG..........................      1,250
                                                   --------
                                                      1,388
                                                   --------
Pharmaceuticals (0.2%):
      25    Merck KGaA..........................      1,098
                                                   --------
Retail (0.1%):
       1    Karstadt AG (c).....................        609
                                                   --------
Retail -- General Merchandise (0.0%):
       5    Douglas Holding AG..................        277
                                                   --------
Telecommunications (1.4%):
     315    Deutsche Telekom AG (c).............      8,485
                                                   --------
Telecommunications -- Services and Equipment (0.5%):
      48    RWE AG..............................      2,842
                                                   --------
            Total Germany.......................    105,439
                                                   --------
GREECE (0.9%):
Agriculture (0.0%):
      10    Hellenic Sugar Industry SA..........        100
                                                   --------
Appliances & Household Products (0.0%):
       2    Fourlis Brothers Corp...............         28
                                                   --------
Banking & Finance (0.4%):
       9    Alpha Credit Bank...................        702
       5    Commercial Bank of Greece SA........        406
       6    Ergo Bank SA........................        489
       5    National Bank of Greece SA..........        667
                                                   --------
                                                      2,264
                                                   --------
Beverages & Tobacco (0.1%):
      24    Hellenic Bottling Co. SA............        736
                                                   --------
Building Products (0.1%):
      14    Heracles General Cement Co. SA......        335
       2    Titan Cement Co.....................        148
                                                   --------
                                                        483
                                                   --------
Health Care (0.0%):
       7    Athens Medical Care.................        130
                                                   --------
Insurance (0.0%):
       5    Aspis Pronia (b)....................         64
                                                   --------
Miscellaneous Materials & Commodities (0.0%):
       0    Silver & Baryte Ores Mining (e).....         15
                                                   --------
Telecommunications (0.3%):
      65    Hellenic Telecommunication
              Organization......................      1,674
       2    Intracom SA.........................         73
                                                   --------
                                                      1,747
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
GREECE, CONTINUED:
Textile Products (0.0%):
       5    El. D. Mouzakis SA..................   $     14
                                                   --------
Tobacco (0.0%):
       4    Papastratos Cigarette...............         89
                                                   --------
Transportation & Shipping (0.0%):
       8    Attica Enterprises..................        117
                                                   --------
            Total Greece........................      5,787
                                                   --------
HONG KONG (0.5%):
Airlines (0.0%):
     194    Cathay Pacific Airways..............        136
                                                   --------
Banking (0.1%):
      83    Bank of East Asia Ltd. (b)..........         90
      16    HSBC Holdings PLC...................        382
                                                   --------
                                                        472
                                                   --------
Banking & Finance (0.0%):
      38    Wing Lung Bank......................         88
                                                   --------
Broadcasting & Publishing (0.0%):
      95    Television Broadcasts Ltd...........        251
                                                   --------
Conglomerates (0.0%):
      68    Swire Pacific Ltd., Class A.........        257
                                                   --------
Electrical Equipment (0.0%):
     645    Elec & Eltek International Holdings
              Ltd...............................        123
                                                   --------
Industrial Holding Company (0.2%):
     145    Hutchison Whampoa Ltd...............        766
                                                   --------
Printing & Publishing (0.0%):
     263    Oriental Press Group Ltd............         24
                                                   --------
Real Estate (0.0%):
      59    Sun Hung Kai Properties Ltd.........        251
                                                   --------
Telecommunications (0.2%):
     391    Hong Kong Telecommunications Ltd....        733
                                                   --------
            Total Hong Kong.....................      3,101
                                                   --------
INDIA (0.5%):
Aluminum (0.0%):
      16    Indian Aluminum Company Ltd. GDR
              (b)...............................         23
                                                   --------
Automotive (0.1%):
      45    Mahindra & Mahindra Ltd. GDR (b)....        192
      44    Tata Engineering & Locomotive Co.,
              Ltd. GDR..........................        140
                                                   --------
                                                        332
                                                   --------
Building Products (0.0%):
      22    Gujarat Ambuja Cements Ltd. GDR.....        110
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
INDIA, CONTINUED:
Chemicals (0.0%):
      10    Indian Petrochemicals Corp., Ltd.
              GDR...............................   $     30
      95    Indo Gulf Fertilizers and Chemicals
              Corp., Ltd. GDR...................         69
       7    United Phosphorus Ltd. GDR..........         18
                                                   --------
                                                        117
                                                   --------
Diversified (0.2%):
      17    Grasim Industries Ltd. GDR..........        111
      35    ITC Ltd. GDR........................        574
                                                   --------
                                                        685
                                                   --------
Hotels & Lodging (0.0%):
      13    East India Hotels Ltd. GDR..........         60
      13    Indian Hotels Co., Ltd. GDR (b).....        100
                                                   --------
                                                        160
                                                   --------
Manufacturing -- Capital Goods (0.0%):
      30    Ashok Leyland Ltd. GDR..............         65
      38    India Cements Ltd. GDR..............         51
      18    Larsen & Toubro Ltd. GDR............        172
                                                   --------
                                                        288
                                                   --------
Metals & Mining (0.0%):
      20    Steel Authority of India Ltd. GDR...         50
                                                   --------
Pharmaceuticals (0.0%):
      13    Ranbaxy Laboratories Ltd. GDR.......        202
                                                   --------
Textile Products (0.2%):
      59    Arvind Mills Ltd. GDR...............         52
      22    Bombay Dye & Manufacturing Co. GDR..         33
      70    Century Textile & Industries Ltd.
              GDR...............................         74
      21    Indian Rayon & Industries Ltd.
              GDR...............................         69
       8    Raymond Ltd. GDR....................         21
      59    Reliance Industries Ltd. GDR........        388
                                                   --------
                                                        637
                                                   --------
Transportation (0.0%):
      20    Bajaj Auto Ltd. GDR.................        256
                                                   --------
Transportation -- Shipping (0.0%):
      21    Great Eastern Shipping Co. GDR......         77
                                                   --------
            Total India.........................      2,937
                                                   --------
IRELAND (0.5%):
Banking & Finance (0.4%):
     170    Allied Irish Banks PLC..............      2,452
                                                   --------
Beverages & Tobacco (0.0%):
      77    James Crean PLC.....................        168
                                                   --------
Industrial Goods & Services (0.1%):
     133    Smufit (Jefferson) Group............        395
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
IRELAND, CONTINUED:
Media (0.0%):
      34    Independent Newspapers PLC..........   $    180
                                                   --------
            Total Ireland.......................      3,195
                                                   --------
ISRAEL (0.7%):
Agriculture (0.0%):
       0    Mehadrin Ltd. (e)...................         15
                                                   --------
Banking (0.2%):
     253    Bank Hapoalim Ltd. (b)..............        765
      80    First International Bank of Israel
              (1)...............................        125
      20    First International Bank of Israel
              (5)...............................        156
                                                   --------
                                                      1,046
                                                   --------
Chemicals (0.0%):
     166    Israel Chemicals Ltd................        211
                                                   --------
Computer Hardware (0.0%):
       8    Scitex Corp., Ltd. (b)..............        102
                                                   --------
Computer Software (0.0%):
       2    New Dimension Software Ltd. (b).....         81
                                                   --------
Construction (0.0%):
      55    Industrial Buildings Corp...........         92
                                                   --------
Diversified (0.1%):
       6    Elco Holdings Ltd...................         31
       5    IDB Holding Corp., Ltd..............        128
       1    Israel Corp., Ltd. (b)..............         47
       7    Israel Land Development ADR (b).....        132
                                                   --------
                                                        338
                                                   --------
Food Products & Services (0.1%):
       8    Osem Investment Ltd.................         41
       4    Super-Sol Ltd.......................         14
      18    Super-Sol Ltd. ADR..................        297
                                                   --------
                                                        352
                                                   --------
Insurance (0.0%):
       9    Clal Insurance Enterprise
              Holdings..........................         93
                                                   --------
Investment Company (0.0%):
      23    Makhteshim Agan Industries (b)......         74
                                                   --------
Machinery & Equipment (0.0%):
      15    Ormat Industries Ltd................         20
                                                   --------
Materials (0.0%):
       3    Israel Petrochemical Enterprises....         14
                                                   --------
Oil & Gas (0.0%):
       2    Delek Israel Fuel Corp., Ltd........         88
                                                   --------
Paper Products (0.0%):
       0    American Israeli Paper Mills (e)....         12
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
ISRAEL, CONTINUED:
Pharmaceuticals (0.1%):
       5    Agis Industries Ltd. (b)............   $     34
      11    Teva Pharmaceutical ADR.............        394
                                                   --------
                                                        428
                                                   --------
Real Estate (0.0%):
       0    Africa-Israel Investments Ltd.
              (b)(e)............................         17
       4    Azorim Investments Development &
              Construction......................         29
      11    Jerusalem Economic Corp., Ltd.......         57
       1    Property & Building Corp., Ltd......         73
                                                   --------
                                                        176
                                                   --------
Telecommunications (0.1%):
     135    Bezeq Israeli Telecom Co............        432
      16    Koor Industries ADR.................        369
                                                   --------
                                                        801
                                                   --------
Telecommunications -- Equipment (0.1%):
      15    ECI Telecommunications..............        549
       1    Gilat Satellite Networks Ltd. (b)...         37
       2    Teledata Communications Ltd. (b)....         21
                                                   --------
                                                        607
                                                   --------
            Total Israel........................      4,550
                                                   --------
ITALY (10.7%):
Agriculture (0.1%):
     306    Parmalat Finanziaria SpA (c)........        624
                                                   --------
Auto Parts (0.0%):
      90    Magneti Marelli SpA.................        197
                                                   --------
Automotive (0.6%):
     754    Fiat SpA (c)........................      3,299
     179    Fiat SpA di Risp (Non-convertible)
              (c)...............................        443
                                                   --------
                                                      3,742
                                                   --------
Banking (1.6%):
     378    Banca Commerciale Italiana..........      2,260
      58    Banca Popolare di Milano (c)........        464
     315    Banco Ambrosiano Veneto SpA (c).....      1,763
     585    Credito Italiano SpA (c)............      3,061
     163    Istituto Bancario San Paolo di
              Torino............................      2,352
      34    Riunione Adriatica di Sicurta SpA di
              Risp..............................        305
                                                   --------
                                                     10,205
                                                   --------
Banking & Finance (0.2%):
     114    Mediobanca SpA......................      1,449
                                                   --------
Broadcasting & Publishing (0.3%):
     249    Mediaset SpA (c)....................      1,587
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Building Products (0.1%):
      32    Italcementi SpA.....................   $    289
      15    Italcementi SpA RNC.................         66
                                                   --------
                                                        355
                                                   --------
Chemicals (0.2%):
     998    Montedison SpA (c)..................      1,238
     119    Montedison SpA di Risp..............         92
     130    Snia MPD SpA........................        159
                                                   --------
                                                      1,489
                                                   --------
Engineering (0.0%):
     145    Impregilo SpA.......................        128
                                                   --------
Financial Services (0.3%):
     125    Istituto Mobiliare Italiano (c).....      1,975
                                                   --------
Financial -- Banking (0.1%):
     123    Banca Intesa SpA RNC................        363
                                                   --------
Gas & Electric Utility (0.3%):
     129    Edison SpA (c)......................      1,032
     144    Italgas SpA.........................        587
                                                   --------
                                                      1,619
                                                   --------
Insurance (1.8%):
     210    Assicurazioni Generali..............      6,836
     789    Istituto Nazionale delle
              Assicurazioni (c).................      2,243
      52    Milano Assicurazioni (b)(c).........        201
      84    Riuniune Adriatici de Sicurta SpA...      1,088
      63    Societa Assicuratrice Industriale
              (SAI) SpA.........................        802
                                                   --------
                                                     11,170
                                                   --------
Jewelry (0.0%):
      54    Bulgari SpA.........................        281
                                                   --------
Office Equipment & Services (0.1%):
     541    Olivetti SpA (b)(c).................        805
                                                   --------
Oil & Gas (1.7%):
   1,619    Ente Nazionale Idrocarburi SpA
              (ENI).............................     10,608
                                                   --------
Paper Products (0.1%):
      34    Burgo (Cartiere) SpA................        271
      17    Reno de Medici SpA (b)..............         59
                                                   --------
                                                        330
                                                   --------
Printing & Publishing (0.1%):
      28    Mandadori...........................        333
                                                   --------
Retail (0.1%):
      39    La Rinascente SpA...................        384
                                                   --------
Steel (0.0%):
      29    Falck Acciaierie & Ferriere Lombarde
              SpA...............................        186
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Telecommunications (2.6%):
      56    Sirti SpA...........................   $    303
   1,362    Telecom Italia Mobile SpA di Risp
              (Non-convertible) (b).............      8,331
     357    Telecom Italia SpA..................      1,203
     773    Telecom Italia SpA (c)..............      5,688
     213    Telecom Italia SpA RNC..............      1,030
                                                   --------
                                                     16,555
                                                   --------
Textile Products (0.2%):
     359    Benetton Group SpA (c)..............        746
      13    Marzotto (Gaetano) & Figli SpA......        200
                                                   --------
                                                        946
                                                   --------
Tire & Rubber (0.2%):
     373    Pirelli SpA (c).....................      1,166
                                                   --------
            Total Italy.........................     66,497
                                                   --------
JAPAN (17.5%):
Agriculture (0.0%):
      25    Nippon Beet Sugar Manufacturing.....         35
                                                   --------
Airlines (0.1%):
     115    Japan Airlines (b)(c)...............        320
                                                   --------
Aluminum (0.0%):
      74    Nippon Light Metal Co...............         85
                                                   --------
Appliances & Household Products (1.1%):
     164    Matsushita Electric Industrial Co.,
              Ltd. (c)..........................      2,635
      12    Pioneer Electronic Corp.............        229
     136    Sanyo Electric Co...................        412
      81    Sharp Corp. (c).....................        656
      31    Sony Corp. (c)......................      2,669
                                                   --------
                                                      6,601
                                                   --------
Automotive (1.7%):
       3    Autobacs Seven Co...................         86
      72    Honda Motor Co., Ltd................      2,562
     159    Nissan Motor Co., Ltd. (c)..........        501
      12    Sanden..............................         81
      23    Toyoda Automatic Loom Works (c).....        406
     289    Toyota Motor Corp...................      7,475
                                                   --------
                                                     11,111
                                                   --------
Banking (1.7%):
     143    Asahi Bank Ltd. (c).................        629
     363    Bank of Tokyo-Mitsubishi (c)........      3,837
     211    Fuji Bank Ltd. (c)..................        941
     175    Industrial Bank of Japan (c)........      1,097
     135    Mitsui Trust & Banking Co. (c)......        318
     304    Sakura Bank Ltd. (c)................        789
     244    Sumitomo Bank (c)...................      2,373

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Banking, continued:
     136    Tokai Bank (c)......................   $    749
      26    Yamaguchi Bank......................        333
                                                   --------
                                                     11,066
                                                   --------
Basic Industry (0.0%):
      42    Sekisui Chemical Co., Ltd...........        215
                                                   --------
Beverages & Tobacco (0.2%):
      35    Asahi Breweries Ltd. (c)............        441
      74    Kirin Brewery Co., Ltd..............        699
      36    Takara Shuzo........................        149
                                                   --------
                                                      1,289
                                                   --------
Brewery (0.0%):
      18    Sapporo Breweries...................         69
                                                   --------
Broadcasting & Publishing (0.0%):
      18    Tokyo Broadcasting System...........        201
                                                   --------
Building Products (0.1%):
      35    Chichibu Onoda Cement Co. (c).......         63
       7    Dianippon Screen Manufacturing Co.,
              Ltd...............................         29
      48    Nihon Cement Co., Ltd...............         96
      32    Sanwa Shutter Corp..................        141
      19    Tostem Corp.........................        246
                                                   --------
                                                        575
                                                   --------
Chemicals (0.8%):
      89    Asahi Chemical Industry Co., Ltd....        321
      32    Daicel Chemical Industries Ltd......         68
      49    Dainippon Ink & Chemicals, Inc......        150
      97    Denki Kagaku Kogyo K.K..............        157
      26    Ishihara Sangyo Kaisha (b)..........         36
      32    Kaneka Corp.........................        168
      24    Konica Corp.........................        108
      13    Kureha Chemical Industry............         30
     119    Mitsubishi Chemical Corp. (c).......        215
      28    Mitsubishi Gas Chemical Co..........         85
      14    Nippon Shokubai K.K. Co.............         75
      22    NOF Corp............................         40
      27    Shin-Etsu Chemical Co...............        474
      70    Showa Denko K.K.....................         71
     112    Sumitomo Chemical Co. (c)...........        345
      65    Takeda Chemical Industries..........      1,727
      94    Toray Industries, Inc...............        488
      72    Tosoh Corp..........................        125
      74    Ube Industries Ltd..................         96
                                                   --------
                                                      4,779
                                                   --------
Commercial Services (0.0%):
       3    Oyo Corp............................         40
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Computer Software (0.0%):
       4    CSK Corp............................   $     79
       3    Konami Co., Ltd.....................         65
                                                   --------
                                                        144
                                                   --------
Construction (0.2%):
      26    Aoki Corp. (b)(c)...................         13
      21    Daikyo, Inc. (b) (c)................         24
      37    Daiwa House Industry Co., Ltd.......        327
      38    Haseko Corp. (b)....................         22
      56    Kumagai Gumi Co., Ltd. (b)(c).......         40
      12    Misawa Homes (c)....................         33
      18    Okumura Corp........................         63
      28    Penta-Ocean Construction Co.,
              Ltd...............................         65
      61    Sekisui House Ltd...................        472
      59    Shimizu Corp. (c)...................        170
                                                   --------
                                                      1,229
                                                   --------
Consumer Goods & Services (0.1%):
      35    Nippon Sheet Glass Co., Ltd.........         55
      76    Renown, Inc. (b)....................         56
      10    Shimano, Inc........................        254
      14    Tokyo Style Co., Ltd................        137
      50    Toto Ltd............................        301
                                                   --------
                                                        803
                                                   --------
Cosmetics/Personal Care (0.1%):
      29    Shisiedo Co., Ltd...................        329
                                                   --------
Data Processing & Reproduction (0.2%):
     139    Fujitsu Ltd. (c)....................      1,462
       2    Trans Cosmos, Inc...................         48
                                                   --------
                                                      1,510
                                                   --------
Distribution (0.1%):
     164    Itochu Corp.........................        355
                                                   --------
Diversified (0.1%):
       9    Amano Corp..........................         79
       7    Sanrio Co., Ltd. (b)................         83
      18    Yamaha Corp.........................        176
                                                   --------
                                                        338
                                                   --------
Electrical & Electronic (0.4%):
      15    Casio Computer Co., Ltd.............        139
      14    Kyocera Corp........................        684
     141    Mitsubishi Electric Corp............        324
      26    Nikon Corp..........................        187
      17    Omron Corp..........................        260
      10    Rohm Co.............................      1,027
                                                   --------
                                                      2,621
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Electrical Equipment (0.1%):
      12    Alps Electric Co., Ltd..............   $    143
       5    SMC Corp. (c).......................        403
       8    Taiyo Yuden Co., Ltd................         85
                                                   --------
                                                        631
                                                   --------
Electronic Components/Instruments (0.7%):
       7    Adventest Corp......................        398
      22    Fanuc Co., Ltd......................        771
       3    Hirose Electric                             151
     244    Hitachi Ltd. (c)....................      1,591
     117    NEC Corp. (c).......................      1,090
      23    Yokogawa Electric Corp..............        123
                                                   --------
                                                      4,124
                                                   --------
Electronics (0.0%):
       9    Nitto Denko Corp. (c)...............        135
                                                   --------
Energy (0.1%):
     169    Japan Energy Corp...................        179
     110    Nippon Oil Co.......................        355
                                                   --------
                                                        534
                                                   --------
Engineering (0.2%):
      13    Daito Trust Construction Co.,
              Ltd...............................         98
      36    Fujita Corp. (b) (c)................         20
      33    Hazama Corp. (b) (c)................         19
      49    Kajima Corp. (c)....................        134
      10    Kandenko Co., Ltd...................         62
      92    Kawasaki Heavy Industries...........        186
      19    Kinden Corp.........................        228
      19    Nishimatsu Construction.............         93
      53    Obayashi Corp. (c)..................        225
      17    Sato Kogyo..........................         14
      17    Toa Corp............................         25
      24    Toyo Engineering....................         32
                                                   --------
                                                      1,136
                                                   --------
Entertainment (0.0%):
      13    Toei................................         41
       1    Toho Co.............................        116
      20    Tokyo Dome Corp.....................        108
                                                   --------
                                                        265
                                                   --------
Financial Services (0.7%):
      18    Acom Co., Ltd.......................        855
     108    Mitsubishi Trust & Banking Co.
              (c)...............................        917
     154    Nomura Securities Co. (c)...........      1,792
       6    Orix Corp...........................        405
       5    Uni-Charm...........................        178
                                                   --------
                                                      4,147
                                                   --------
Financial -- Banking (0.1%):
      49    77th Bank Ltd. (c)..................        410
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Food & Household Products (0.2%):
      42    Ajinomoto Co., Inc..................   $    368
      47    Kao Corp. (c).......................        725
      14    Nippon Meat Packers, Inc............        171
      10    Nissin Food Products................        179
                                                   --------
                                                      1,443
                                                   --------
Food Products & Services (0.1%):
      59    Daiei, Inc. (c).....................        138
      17    Kikkoman Corp.......................         89
      27    Meiji Milk Products Co., Ltd........         72
      49    Nichirei Corp.......................        101
      45    Nippon Suisan Kaisha Ltd. (b).......         52
      22    Yamazaki Baking Co., Ltd............        195
                                                   --------
                                                        647
                                                   --------
Forest Products (0.2%):
      38    Mitsubishi Paper Mills..............         74
     115    New Oji Paper Co. (c)...............        502
      70    Nippon Paper Industries Co..........        292
      17    Sumitomo Forestry Co., Ltd..........         95
                                                   --------
                                                        963
                                                   --------
Gas & Electric Utility (0.8%):
      84    Kansai Electric Power Co., Inc......      1,453
     184    Osaka Gas Co........................        472
      48    Tohoku Electric Power...............        710
     106    Tokyo Electric Power................      2,070
     204    Tokyo Gas Co., Ltd. (c).............        454
                                                   --------
                                                      5,159
                                                   --------
Health & Personal Care (0.3%):
      15    Chugai Pharmaceutical Co., Ltd......         98
      29    Kyowa Hakko Kogyo Co., Ltd..........        115
      21    Lion Corp...........................         71
      34    Sankyo Co., Ltd.....................        774
      44    Yamanouchi Pharmaceutical Co., Ltd.
              (c)...............................        917
                                                   --------
                                                      1,975
                                                   --------
Hotels & Lodging (0.0%):
      11    Fujita Kanko, Inc...................         90
                                                   --------
Industrial Goods & Services (0.6%):
      59    Bridgestone Corp. (c)...............      1,393
      64    Denso Corp. (c).....................      1,061
      75    Mitsui Engineering & Shipbuilding
              Co., Ltd. (b)(c)..................         57
      36    NGK Insulators Ltd..................        313
      18    NGK Spark Plug Co...................        153
      52    Sumitomo Electric Industries........        526
                                                   --------
                                                      3,503
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Insurance (0.4%):
      69    Mitsui Marine & Fire Insurance Co.,
              Ltd...............................   $    347
      41    Nichido Fire & Marine Insurance Co.,
              Ltd...............................        212
      45    Nippon Fire & Marine Insurance......        184
      58    Sumitomo Marine & Fire Insurance....        324
     122    Tokio Marine & Fire Insurance Co....      1,254
                                                   --------
                                                      2,321
                                                   --------
Jewelry (0.1%):
      40    Citizen Watch Co., Ltd..............        330
       9    Hoya Corp...........................        255
                                                   --------
                                                        585
                                                   --------
Leasing (0.1%):
      45    Yamato Transport Co., Ltd. (c)......        504
                                                   --------
Leisure (0.0%):
       3    Namco (c)...........................         72
                                                   --------
Machinery & Equipment (0.6%):
      18    Amada Co., Ltd......................         88
      25    Brother Industries Ltd..............         93
      45    Chiyoda Corp. (b)...................         55
      14    Daifuku Co., Ltd....................         52
      18    Daikin Industries Ltd...............        116
      14    Ebara Corp..........................        124
      61    Komatsu Ltd.........................        296
       5    Komori Corp.........................         95
      40    Koyo Seiko Co., Ltd.................        149
      94    Kubota Corp.........................        217
       9    Kurita Water........................        106
       6    Makino Milling Machine (c)..........         42
      32    Minebea Co., Ltd....................        318
     232    Mitsubishi Heavy Industries, Ltd....        877
       6    Mori Seiki..........................         73
      58    Nigata Engineering Co., Ltd. (b)....         39
      77    NSK Ltd.............................        313
      49    NTN Corp............................        154
      20    Okuma Corp..........................         91
      34    Sumitomo Heavy Industries Ltd.......         78
       5    Takuma Co., Ltd.....................         36
      13    Tokyo Electron Ltd..................        390
      15    Tsubakimoto Chain...................         50
                                                   --------
                                                      3,852
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Manufacturing -- Capital Goods (0.2%):
      27    Fujikura Ltd. (c)...................   $    120
      16    Kokuyo Co., Ltd.....................        271
      21    Makita Corp.........................        242
      18    Murata Manufacturing Co., Ltd.......        583
      10    Nippon Sharyo Ltd...................         24
      22    Noritake Co., Ltd...................        103
                                                   --------
                                                      1,343
                                                   --------
Manufacturing -- Consumer Goods (0.5%):
      65    Canon, Inc. (c).....................      1,475
      37    Fuji Photo Film Co., Ltd. (c).......      1,288
       6    Sega Enterprises....................        104
                                                   --------
                                                      2,867
                                                   --------
Materials (0.0%):
       9    Okamoto Industries, Inc.............         20
      34    Sumitomo Osaka Cement Co., Ltd......         44
                                                   --------
                                                         64
                                                   --------
Medical Supplies (0.0%):
      24    Olympus Optical.....................        209
                                                   --------
Merchandising (0.4%):
      31    ITO-Yokado Co., Ltd.................      1,458
      23    JUSCO Co............................        422
      26    Marui Co., Ltd......................        388
                                                   --------
                                                      2,268
                                                   --------
Metals & Mining (0.2%):
      51    Furukawa Electric Co................        172
      73    Hitachi Zosen Corp..................        118
      66    Japan Steel Works (b)...............         81
      78    Mitsubishi Materials Corp...........        159
      33    Mitsui Mining & Smelting (c)........        137
      59    Mitsui Mining Co., Ltd. (b).........         50
      57    Seika Corp..........................         88
      39    Sumitomo Metal Mining Co. (c).......        158
                                                   --------
                                                        963
                                                   --------
Office Equipment & Services (0.1%):
      57    Dai Nippon Printing Co., Ltd........        910
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
       9    Arabian Oil Co......................        131
      88    Asahi Glass Co., Ltd................        475
      61    Teikoku Oil Co......................        189
                                                   --------
                                                        795
                                                   --------
Oil & Gas Transmission (0.0%):
      75    Iwatani International Corp..........        131
      83    Mitsubishi Oil Co., Ltd. (b)........        117
                                                   --------
                                                        248
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Packaging (0.0%):
      15    Toyo Seikan Kaisha..................   $    183
                                                   --------
Pharmaceuticals (0.2%):
      17    Dai-Ichi Pharmaceuticals............        224
      19    Eisai Co., Ltd......................        259
      40    Meiji Seika.........................        122
      13    Shionogi & Co.......................         75
      29    Taisho Pharmacuetical Co............        541
                                                   --------
                                                      1,221
                                                   --------
Real Estate (0.2%):
      98    Mitsubishi Estate Co. (c)...........        861
      61    Mitsui Fudosan......................        482
      20    Tokyo Tatemono Co., Ltd. (b)........         38
                                                   --------
                                                      1,381
                                                   --------
Restaurants (0.0%):
       8    Skylark Co., Ltd....................         79
                                                   --------
Retail (0.3%):
       6    Aoyama Trading Co., Ltd.............        136
      15    Credit Saison Co., Ltd. (c).........        287
      21    Daimura, Inc. (c)...................         55
      12    Hankyu Department Stores............         62
      17    Isetan Co...........................        142
      31    Mitsukoshi Ltd. (c).................         89
      52    Mycal Corp. (c).....................        330
       4    Shimachu Co.........................         66
      26    Takashimaya Co......................        196
      13    Uny Co., Ltd........................        211
                                                   --------
                                                      1,574
                                                   --------
Services (0.2%):
      12    Secom                                       693
      48    Toppan Printing Co., Ltd............        513
                                                   --------
                                                      1,206
                                                   --------
Steel (0.4%):
      67    Daido Steel Co., Ltd................        120
      53    Japan Metals & Chemicals (b) (c)....         75
     246    Kawasaki Steel Corp.................        443
     476    Nippon Steel Co. (c)................        836
     263    NKK Corp............................        252
     260    Sumitomo Metal Industries...........        418
      18    Tokyo Steel.........................         93
                                                   --------
                                                      2,237
                                                   --------
Storage (0.0%):
      14    Mitsubishi Logistics Corp...........        125
      34    Mitsui-Soko Co., Ltd................        102
                                                   --------
                                                        227
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Telecommunications (1.3%):
      10    Nippon Comsys Corp. (c).............   $    115
       1    Nippon Telegraph & Telephone
              Corp..............................      7,880
                                                   --------
                                                      7,995
                                                   --------
Textile Products (0.2%):
     191    Kanebo Ltd. (b) (c).................        158
      53    Kurabo Industries...................         69
      31    Kuraray Co., Ltd....................        264
      27    Mitsubishi Rayon Co., Ltd...........         75
      33    Nisshinbo Industries................        132
      15    Onward Kashiyama Co., Ltd...........        188
      56    Teijin Ltd..........................        169
     108    Toyobo Ltd..........................        142
      48    Unitika Ltd. (b)....................         36
                                                   --------
                                                      1,233
                                                   --------
Transportation & Shipping (0.3%):
       0    East Japan Railway Co. (e)..........      1,334
      30    Kamigumi Co., Ltd...................        125
      93    Kawasaki Kisen Kaisha Ltd...........        161
      81    Mitsui OSK Lines, Ltd...............        138
      78    Nippon Yusen Kabushiki Kaisha (c)...        264
      12    Seino Transportation................         67
                                                   --------
                                                      2,089
                                                   --------
Transportation -- Road & Railroad (0.4%):
      91    Hankyu Corp.........................        373
      30    Keihin Electric Express Railway
              (c)...............................         87
     232    Kinki Nippon Railway (c)............      1,088
      62    Nippon Express Co., Ltd.............        332
      48    Odakyu Electric Railway.............        147
      57    Tobu Railway Co., Ltd...............        151
      72    Tokyu Corp..........................        218
                                                   --------
                                                      2,396
                                                   --------
Wholesale & International Trade (0.3%):
     130    Marubeni Corp.......................        259
     112    Mitsubishi Corp.....................        694
     106    Mitsui & Co. (c)....................        573
      58    Sumitomo Corp.......................        279
                                                   --------
                                                      1,805
                                                   --------
Wholesale Distribution (0.0%):
      14    Nagase & Co.........................         51
                                                   --------
Wire & Cable Products (0.0%):
      19    Tokyo Rope MFG......................         24
                                                   --------
            Total Japan.........................    109,579
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
LUXEMBOURG (0.0%):
Aluminum (0.0%):
       9    Hindalco Industries Co..............   $    148
                                                   --------
MALAYSIA (0.2%):
Agriculture (0.0%):
     118    Highlands & Lowlands Berhad.........         84
      45    IOI Corp. Berhad....................         22
                                                   --------
                                                        106
                                                   --------
Automotive (0.0%):
     281    Tan Chong Motors....................         51
                                                   --------
Building Products (0.0%):
      10    Golden Plus Holdings................          2
       9    Jaya Tiasa Holdings Berhad..........         11
     198    Pan-Malaysia Cement Works Berhad....         41
                                                   --------
                                                         54
                                                   --------
Construction (0.0%):
      28    YTL Corp. Berhad....................         21
                                                   --------
Diversified (0.0%):
      24    Berjaya Group Berhad................          3
     231    Malaysian Mosaics Berhad............         48
      28    Mulph International.................          3
      63    Multi-Purpose Holdings Berhad.......         16
                                                   --------
                                                         70
                                                   --------
Engineering (0.0%):
      25    United Engineers (Malaysia) Ltd.....         10
                                                   --------
Financial Services (0.0%):
      72    Malayan Banking Berhad..............         72
      40    MBF Capital Berhad..................          7
      69    Rashid Hussain Berhad...............         34
                                                   --------
                                                        113
                                                   --------
Food Products & Services (0.1%):
      54    Nestle (Malaysia) Berhad............        245
                                                   --------
Forest Products (0.0%):
     376    Land & General Berhad...............         43
                                                   --------
Leisure (0.0%):
      26    Berjaya Land Berhad.................         14
                                                   --------
Miscellaneous (0.0%):
     290    Johan Holdings Berhad...............         32
                                                   --------
Real Estate (0.0%):
      13    Malaysian Resources.................          3
                                                   --------
Steel (0.0%):
     156    Malayawata Steel Berhad.............         38
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
MALAYSIA, CONTINUED:
Telecommunications (0.1%):
      41    Technology Resources Industries
              Berhad............................   $     28
     115    Tenaga Nasional Berhad..............        139
                                                   --------
                                                        167
                                                   --------
            Total Malaysia......................        967
                                                   --------
MEXICO (0.6%):
Beverages & Tobacco (0.1%):
      11    Compania Cervezas Unidas SA ADR.....        226
      17    Grupo Continental SA................         53
      24    Grupo Modelo SA, Series C...........        199
                                                   --------
                                                        478
                                                   --------
Brewery (0.0%):
       0    Fomento Economico Mexica UBD (e)....          6
                                                   --------
Building Products (0.0%):
      10    Apasco SA de CV.....................         52
       8    Cemex SA de CV, Series A............         31
       2    Cemex SA de CV, Series B............         10
       2    Cemex SA de CV, Series CPO..........          9
       2    Cemex SA, Series B..................          2
       7    Tolmex SA de CV, Series B2 (b)......         31
       3    Tubos de Acero de MexiCo............         39
                                                   --------
                                                        174
                                                   --------
Diversified (0.1%):
      32    ALFA SA de CV, Class A..............        133
      10    Carso Global Telecom, Series A-1....         30
       6    Desc SA de CV, Series A.............         27
      10    Desc SA de CV, Series B.............         51
      29    Grupo Carso SA de CV, Series A-1....        117
                                                   --------
                                                        358
                                                   --------
Financial Services (0.0%):
      35    Grupo Financiero Banamex Accival SA
              de CV, Class B (b)................         66
     149    Grupo Financiero Bancomer (b).......         55
      14    Grupo Financiero Inbursa SA de CV,
              Class B (b).......................         22
                                                   --------
                                                        143
                                                   --------
Food & Household Products (0.0%):
      85    Kimberly-Clark de Mexico SA de CV,
              Class A...........................        295
                                                   --------
Food Products & Services (0.0%):
      22    Empresas La Moderna SA de CV (b)....        127
                                                   --------
Industrial Goods & Services (0.0%):
      76    Grupo Industrial Bimbo SA de CV,
              Series A..........................        151
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
MEXICO, CONTINUED:
Merchandising (0.1%):
      33    Cifra SA de CV, Series C............   $     46
     209    Cifra SA de CV, Series V............        306
                                                   --------
                                                        352
                                                   --------
Metals & Mining (0.0%):
      33    Grupo Mexico SA, Series B...........         91
      25    Industrias Penoles SA, Series CP....         79
                                                   --------
                                                        170
                                                   --------
Retail -- General Merchandise (0.0%):
      39    Controladora Comercial Mexicana SA
              de CV.............................         33
                                                   --------
Retail -- Stores/Catalog (0.0%):
      70    El Puerto de Liverpool SA de CV,
              Series 1..........................        100
      35    Grupo Elektra SA....................         34
                                                   --------
                                                        134
                                                   --------
Steel (0.0%):
      26    Altos Hornos de Mexico SA (b).......         29
      10    Hylsamex SA.........................         32
                                                   --------
                                                         61
                                                   --------
Telecommunications (0.3%):
      12    Grupo Televisa SA, Series CPO (b)...        226
     300    Telefonos de Mexico SA, Series L....        715
                                                   --------
                                                        941
                                                   --------
Transportation -- Shipping (0.0%):
      30    Vitro SA............................         64
                                                   --------
Wholesale Distribution (0.0%):
      15    Grupo Casa Autrey SA de CV..........         10
                                                   --------
            Total Mexico........................      3,497
                                                   --------
NETHERLANDS (2.6%):
Appliances & Household Products (0.2%):
      15    Philips Electronics NV..............      1,299
                                                   --------
Banking (0.3%):
      67    ABN Amro Holding NV.................      1,563
                                                   --------
Beverages & Tobacco (0.1%):
      15    Heineken NV.........................        571
                                                   --------
Broadcasting & Publishing (0.1%):
      43    Elsevier NV.........................        644
                                                   --------
Chemicals (0.2%):
       4    Akzo Nobel..........................        989
                                                   --------
Energy (0.8%):
      86    Royal Dutch Petroleum...............      4,756
                                                   --------
Financial Services (0.4%):
      39    ING Groep NV........................      2,547
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
NETHERLANDS, CONTINUED:
Food Products & Services (0.3%):
      27    Unilever NV CVA.....................   $  2,158
                                                   --------
Services (0.2%):
      23    Koninklijke Royal PTT Nederland
              NV................................        866
      23    TNT Post Group NV (b)...............        575
                                                   --------
                                                      1,441
                                                   --------
            Total Netherlands...................     15,968
                                                   --------
NEW ZEALAND (0.2%):
Beverages & Tobacco (0.0%):
     125    Lion Nathan Ltd.....................        279
                                                   --------
Forest Products (0.0%):
      88    Carter Holt Harvey..................         76
      21    Fletcher Challenge Forestry (b).....         12
      42    Fletcher Challenge Paper............         47
                                                   --------
                                                        135
                                                   --------
Telecommunications (0.2%):
     235    Telecom Corp. of New Zealand Ltd....        967
                                                   --------
            Total New Zealand...................      1,381
                                                   --------
NORWAY (0.8%):
Banking (0.0%):
      61    Christiania Bank og Kreditkasse.....        256
                                                   --------
Engineering (0.0%):
       8    Kvaerner ASA........................        256
                                                   --------
Entertainment (0.0%):
      36    NCL Holdings ASA (b)................        177
                                                   --------
Forest Products (0.0%):
       6    Norske Skogsindustrier ASA..........        173
                                                   --------
Insurance (0.1%):
      54    Storebrand ASA (b)..................        478
                                                   --------
Manufacturing -- Consumer Goods (0.1%):
      16    Orkla ASA, Series A.................        373
                                                   --------
Medical Equipment & Supplies (0.0%):
      43    Hafslund ASA, Class A...............        172
                                                   --------
Metals & Mining (0.0%):
      15    Elkem ASA...........................        175
                                                   --------
Oil & Gas (0.1%):
      11    Petroleum Geo-Services ASA (b)......        351
                                                   --------
Oil & Gas Exploration, Production & Services (0.4%):
       9    Aker ASA, Class A (b)...............        134
      16    Aker ASA, Class B...................        247
      41    Norsk Hydro ASA.....................      1,799
                                                   --------
                                                      2,180
                                                   --------
Pharmaceuticals (0.0%):
      42    Nycomed Amersham PLC, Series B......        309
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
NORWAY, CONTINUED:
Transportation & Shipping (0.1%):
      10    Bona Shipholding (b)................   $     73
      17    Leif Hoegh & Co. ASA................        254
                                                   --------
                                                        327
                                                   --------
            Total Norway........................      5,227
                                                   --------
PHILIPPINES (0.7%):
Banking (0.0%):
      29    Security Bank Corp. (b).............         13
      35    Union Bank Philippines..............         14
                                                   --------
                                                         27
                                                   --------
Banking & Finance (0.1%):
      88    Metropolitan Bank & Trust Co........        516
      58    Philippine National Bank (b)........         68
                                                   --------
                                                        584
                                                   --------
Beverages & Tobacco (0.1%):
     266    San Miguel Corp., Class B...........        351
                                                   --------
Building Products (0.0%):
     744    DMCI Holdings, Inc. (b).............         23
   2,109    Southeast Asia Cement Holdings, Inc.
              (b)...............................         18
                                                   --------
                                                         41
                                                   --------
Diversified (0.0%):
     367    Ayala Corp., Series B...............         95
                                                   --------
Electronic Components/Instruments (0.0%):
     149    Ionics Circuit, Inc.................         47
                                                   --------
Food Products & Services (0.0%):
     597    Universal Robina Corp...............         61
                                                   --------
Homebuilders (0.0%):
   1,817    C&P Homes, Inc. (b).................         91
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
   3,954    Petron Corp. (b)....................        417
                                                   --------
Real Estate (0.2%):
   1,396    Ayala Land, Inc.....................        402
   1,903    Filinvest Land, Inc. (b)............         80
   3,567    SM Prime Holdings, Inc..............        565
                                                   --------
                                                      1,047
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
PHILIPPINES, CONTINUED:
Telecommunications (0.2%):
     132    Manila Electric Co., Class B........   $    349
      43    Philipino Telephone Corp............        975
                                                   --------
                                                      1,324
                                                   --------
            Total Philippines...................      4,085
                                                   --------
PORTUGAL (1.0%):
Banking (0.4%):
      25    Banco Comercial Portugues SA........        711
      22    Banco Espirito Santo e Commerical de
              Lisboa SA, Registered.............        662
      23    Banco Internacional do Funchal SA...        278
       2    Banco Pinto & Sotto Mayor...........         40
      17    BPI-SGPS SA, Registered.............        546
                                                   --------
                                                      2,237
                                                   --------
Beverages & Tobacco (0.0%):
      11    UNICER-Uniao Cervejeira SA..........        253
                                                   --------
Building Products (0.0%):
       3    Cimpor-Cimentos de Portugal, SGPS
              SA................................        109
                                                   --------
Food & Household Products (0.2%):
      23    Estabelecimentos Jeronimo Martins &
              Filho SA..........................      1,105
                                                   --------
Forest Products (0.1%):
       8    Soporcel-Sociedade Portuguesa de
              Celulose SA (b)...................        331
                                                   --------
Industrial Holding Company (0.1%):
      10    Sonae Investimentos SA..............        563
                                                   --------
Insurance (0.0%):
      11    Companhia de Seguros Tranquilidade,
              Registered........................        300
                                                   --------
Retail -- General Merchandise (0.1%):
      14    Modelo Continente-Sociedade Gestora
              de Participacoes Sociais SA.......        373
                                                   --------
Telecommunications (0.1%):
      16    Portugal Telecom SA.................        864
                                                   --------
            Total Portugal......................      6,135
                                                   --------
SINGAPORE (0.2%):
Automotive (0.0%):
      20    Cycle & Carriage....................         49
                                                   --------
Banking (0.0%):
      41    Oversea-Chinese Banking Corp.,
              Ltd...............................        140
                                                   --------
Conglomerates (0.0%):
     326    United Industries...................         94
                                                   --------
Electrical Equipment (0.0%):
       4    Creative Technology Ltd. (b)........         49
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SINGAPORE, CONTINUED:
Health Care (0.0%):
      51    Parkway Holdings....................   $     88
                                                   --------
Machinery & Equipment (0.0%):
      54    Van Der Horst Ltd. (b)..............         10
                                                   --------
Real Estate (0.1%):
      55    City Developments Ltd...............        153
      89    DBS Land Ltd........................         73
      76    First Capital Corp..................         26
     124    United Overseas Land Ltd............         67
                                                   --------
                                                        319
                                                   --------
Retail -- Stores/Catalog (0.0%):
      45    Metro Holdings......................         27
                                                   --------
Steel (0.0%):
      47    NatSteel Ltd........................         46
                                                   --------
Telecommunications (0.1%):
     269    Goldtron Ltd. (c)...................         20
     334    Singapore Telecommunications Ltd.
              (c)...............................        473
                                                   --------
                                                        493
                                                   --------
Transportation & Shipping (0.0%):
     468    Chuan Hup Holdings Ltd..............        100
     347    Neptune Orient Lines Ltd. (b).......        120
                                                   --------
                                                        220
                                                   --------
Transportation -- Shipping (0.0%):
      41    Sembawang Marine & Logistics........         22
                                                   --------
            Total Singapore.....................      1,557
                                                   --------
SOUTH AFRICA (0.6%):
Banking & Finance (0.1%):
      11    Nedcor Ltd..........................        239
      34    Standard Bank.......................        146
                                                   --------
                                                        385
                                                   --------
Brewery (0.1%):
      16    South African Breweries Ltd.........        333
                                                   --------
Computer Hardware (0.0%):
      30    Dimension Data Holdings Ltd. (b)....        164
                                                   --------
Diversified (0.1%):
       9    Anglovaal Industries Ltd............         10
      11    Barlow Ltd..........................         56
      11    Imperial Holdings Ltd...............        111
      18    Malbak Ltd..........................         12
      22    Rembrandt Group Ltd.................        137
      22    Smith (C.G.) Ltd....................         62
                                                   --------
                                                        388
                                                   --------
Engineering (0.0%):
      31    Murray & Roberts Holdings Ltd.......         32
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SOUTH AFRICA, CONTINUED:
Entertainment (0.0%):
      55    Sun International (South Africa)
              Ltd...............................   $     19
                                                   --------
Financial Services (0.0%):
      29    Amalgamated Banks of South Africa...        179
                                                   --------
Financial -- Banking (0.0%):
       3    Investec Group Ltd..................        133
                                                   --------
Food & Household Products (0.0%):
       5    Tiger Oats Ltd......................         42
                                                   --------
Forest Products (0.0%):
      11    Nampak Ltd..........................         27
      13    Sappi Ltd. (b)......................         47
                                                   --------
                                                         74
                                                   --------
Industrial Goods & Services (0.0%):
      16    African Oxygen Ltd..................         28
       4    Anglo American Industrial Corp.,
              Ltd...............................         60
                                                   --------
                                                         88
                                                   --------
Insurance (0.1%):
     105    Firstrand Ltd.......................        162
      12    Liberty Life Association of Africa
              Ltd...............................        235
      33    Metropolitan Life Ltd...............         92
                                                   --------
                                                        489
                                                   --------
Materials (0.0%):
       1    Anglo American Coal Corp., Ltd......         65
                                                   --------
Metals (0.0%):
       1    Anglogold Ltd.......................         35
     186    Iscor Ltd...........................         35
       4    Western Areas Gold Mining (b).......         14
                                                   --------
                                                         84
                                                   --------
Metals & Mining (0.2%):
       6    Anglo American Corp. of South Africa
              Ltd...............................        200
       1    Anglo American Gold Investment Co.,
              Ltd...............................         19
      41    Billiton PLC........................         81
      17    DeBeers Centenary AG................        305
       5    Driefontein Consolidated Ltd........         27
       8    Gencor Ltd..........................         13
       9    Gold Fields Ltd. (b)................         38
       2    Gold Fields of South Africa Ltd.....         17
       3    Gold Shelf..........................         11
       8    Johnnies Industrial Corp., Ltd......         70
       8    Randfontein Estates Gold Mining Co.
              (b)...............................         18
       7    Rustenburg Platinum Holdings Ltd....         76
       4    Samancor Ltd........................         17
                                                   --------
                                                        892
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SOUTH AFRICA, CONTINUED:
Oil & Gas (0.0%):
       6    Engen Ltd...........................   $     17
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
      22    Sasol Ltd...........................        125
                                                   --------
Pharmaceuticals (0.0%):
       3    South African Druggists Ltd.........         14
                                                   --------
Printing & Publishing (0.0%):
       8    Nasionale Pers Beperk, Series N.....         55
                                                   --------
Retail -- General Merchandise (0.0%):
       2    Ellerine Holdings Ltd...............         14
       7    New Clicks Holdings Ltd.............          8
                                                   --------
                                                         22
                                                   --------
Retail -- Stores/Catalog (0.0%):
      13    Pepkor Ltd..........................         47
                                                   --------
Telecommunications -- Services and Equipment (0.0%):
      18    M Web Holdings Ltd. (b).............         65
                                                   --------
            Total South Africa..................      3,712
                                                   --------
SPAIN (4.7%):
Agriculture (0.1%):
      12    Azucarera Ebro Agricolas (b)........        346
                                                   --------
Banking (1.0%):
      45    Banco Central Hispanoamericano SA...      1,423
     135    Banco Santander SA..................      3,457
      62    Corporacion Bancaria de Espana SA...      1,393
                                                   --------
                                                      6,273
                                                   --------
Banking & Finance (0.7%):
      87    Banco Bilbao Vizcaya SA.............      4,457
                                                   --------
Beverages & Tobacco (0.1%):
      12    El Aguila SA (b)....................        113
      26    Tabacalera SA.......................        533
                                                   --------
                                                        646
                                                   --------
Building Products (0.0%):
       7    Uralita SA..........................        103
                                                   --------
Chemicals (0.0%):
      38    Ercros SA (b).......................         48
                                                   --------
Construction (0.1%):
       7    Dragados Y Construcciones SA........        225
       7    Fomento de Constucciones y Contratas
              SA................................        372
                                                   --------
                                                        597
                                                   --------
Energy (0.4%):
      40    Repsol SA...........................      2,224
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Forest Products (0.0%):
       5    Empresa Nacional de Celulosas SA....   $     86
      24    Sarrio SA (b) (c)...................        115
                                                   --------
                                                        201
                                                   --------
Gas & Electric Utility (0.9%):
      37    Empresa Nacional de Electricidad
              SA................................        524
     132    Endesa SA...........................      2,894
     116    Iberdrola SA........................      1,892
      40    Union Electric Fenosa SA............        515
                                                   --------
                                                      5,825
                                                   --------
Industrial Holding Company (0.1%):
       3    Corporacion Financiara Alba.........        374
                                                   --------
Insurance (0.0%):
       8    Corporacion Mapfre..................        274
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
      19    Gas Natural SDG.....................      1,375
       5    Viscofan Industria Navarra de
              Envolturas Celulosicas SA.........        219
                                                   --------
                                                      1,594
                                                   --------
Real Estate (0.1%):
      13    Inmobiliaria Metro..................        391
       5    Vallehermoso SA.....................        184
                                                   --------
                                                        575
                                                   --------
Steel (0.0%):
       2    Acerinox SA.........................        264
                                                   --------
Telecommunications (0.9%):
     124    Telefonica de Espana................      5,734
                                                   --------
            Total Spain.........................     29,535
                                                   --------
SWEDEN (1.7%):
Automotive (0.1%):
      17    Volvo AB, Series B..................        495
                                                   --------
Banking & Finance (0.2%):
      29    Skandiaviska Enskilda Banken, Class
              A.................................        490
      11    Svenska Handlesbanken, Class A......        529
                                                   --------
                                                      1,019
                                                   --------
Engineering (0.1%):
      32    ABB AB, A Shares....................        447
      11    ABB AB, B Shares....................        154
       5    Skanska AB, Series B................        236
                                                   --------
                                                        837
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SWEDEN, CONTINUED:
Forest Products (0.1%):
      15    Stora Kopparbergs Bergslags
              Aktiebolag, Series A..............   $    238
       6    Stora Kopparbergs Bergslags
              Aktiebolag, Series B..............         91
      16    Svenska Cellulosa AB, Series B......        401
                                                   --------
                                                        730
                                                   --------
Insurance (0.1%):
      27    Skandia Forsakrings AB..............        383
                                                   --------
Machinery & Equipment (0.1%):
      13    Atlas Copco AB, Series A............        350
                                                   --------
Manufacturing -- Consumer Goods (0.1%):
      28    Electrolux AB, Series B.............        474
                                                   --------
Metals & Mining (0.0%):
       6    SKF AB, Series B....................        109
       8    Trelleborg AB, Series B.............        105
                                                   --------
                                                        214
                                                   --------
Office Equipment & Services (0.0%):
       5    Esselte AB, Series B................        107
                                                   --------
Pharmaceuticals (0.3%):
      80    Astra AB, A Shares..................      1,627
      26    Astra AB, B Shares..................        524
                                                   --------
                                                      2,151
                                                   --------
Real Estate (0.0%):
      18    Fastighetspartner NF AB (b).........         19
                                                   --------
Retail -- General Merchandise (0.1%):
      14    Hennes & Mauritz AB, Series B.......        890
                                                   --------
Telecommunications (0.5%):
      95    Telefonaktiebolaget LM Ericsson,
              Series B..........................      2,778
                                                   --------
Tobacco (0.0%):
      20    Swedish Match AB....................         67
                                                   --------
            Total Sweden........................     10,514
                                                   --------
SWITZERLAND (2.0%):
Chemicals (0.1%):
       4    Ciba Specialty Chemicals AG.........        454
                                                   --------
Commercial Services (0.0%):
       0    Kuoni Reisen Holding (e)............         50
       0    Societe Generale de Surveillance
              Holdings SA (e)...................        110
                                                   --------
                                                        160
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SWITZERLAND, CONTINUED:
Diversified (0.1%):
       0    Alusuisse-Lonza Holding AG,
              Registered (b)(e).................   $    190
       0    SFR ABB AG (e)......................        384
                                                   --------
                                                        574
                                                   --------
Fertilizers (0.0%):
       1    Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG................................        192
                                                   --------
Financial Services (0.5%):
       6    CS Holding AG, Registered...........      1,266
       5    Union Bank of Switzerland AG,
              Registered........................      1,857
                                                   --------
                                                      3,123
                                                   --------
Food Products & Services (0.3%):
       1    Nestle SA, Registered...............      1,947
                                                   --------
Insurance (0.2%):
       0    Swiss Reinsurance Co., Registered
              (e)...............................        986
                                                   --------
Pharmaceuticals (0.8%):
       2    Novartis AG, Bearer.................      2,652
       0    Roche Holding AG (e)................        593
       0    Roche Holding AG, Bearer (e)........      1,473
                                                   --------
                                                      4,718
                                                   --------
Restaurants (0.0%):
       0    Moevenpick Holding, Bearer (e)......         25
                                                   --------
Retail -- Special Line (0.0%):
       0    Jelmoli Holdings (e)................         58
                                                   --------
Transportation (0.0%):
       1    Danzas Holding AG, Registered.......        134
                                                   --------
            Total Switzerland...................     12,371
                                                   --------
THAILAND (0.6%):
Airlines (0.0%):
     136    Thai Airways International Public
              Co., Ltd., Foreign Registered
              Shares............................        114
                                                   --------
Auto Parts (0.0%):
      75    Thairung Union Car Public Co........         23
                                                   --------
Automotive (0.0%):
     109    Thai Manufacturing (b)..............         41
                                                   --------
Banking (0.1%):
     410    Bangkok Bank PLC, Foreign Registered
              Shares (c)........................        505
     348    Thai Farmers Bank, Foreign
              Registered Shares (c).............        306
                                                   --------
                                                        811
                                                   --------
Beverages & Tobacco (0.0%):
       6    Serm Suk Co., Ltd. (b)..............         40
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
THAILAND, CONTINUED:
Broadcasting/Cable (0.0%):
     164    International Broadcasting Corp.,
              Ltd. (b)..........................   $    109
                                                   --------
Building Products (0.1%):
      52    Siam Cement, Foreign Registered
              Shares (b)........................        251
      73    Tipco Asphalt Co., Ltd. (b).........         83
                                                   --------
                                                        334
                                                   --------
Computer Hardware (0.1%):
      24    K.R. Precision Public Co. (b).......         16
      82    Shinawatra Computer PLC (b) (c).....        298
                                                   --------
                                                        314
                                                   --------
Construction (0.0%):
     200    Italian-Thai Development Public,
              Ltd. (b)..........................        102
                                                   --------
Cosmetics/Personal Care (0.0%):
      57    I.C.C. International PLC............         50
                                                   --------
Electronic Components/Instruments (0.0%):
       6    Hana Microelectronics Co., Ltd.
              (b)...............................         14
      26    Hana Microelectronics Co., Ltd.,
              Foreign Registered Shares (b).....         66
                                                   --------
                                                         80
                                                   --------
Oil & Gas (0.2%):
     113    PTT Exploration & Production (b)
              (c)...............................        855
                                                   --------
Printing & Publishing (0.0%):
     128    Nation Multimedia Group PLC (b).....         27
     107    Nation Multimedia Group, Foreign
              Registered Shares (b).............         36
                                                   --------
                                                         63
                                                   --------
Restaurants (0.0%):
      31    Pizza Co., Ltd......................         92
                                                   --------
Telecommunications (0.1%):
      30    Advanced Information Services PLC,
              Foreign Registered Shares.........        119
   1,358    TelecomAsia Corp., Foreign
              Registered Shares (b) (c).........        393
     102    TelecomAsia Corp., PLC (b)..........         23
                                                   --------
                                                        535
                                                   --------
            Total Thailand......................      3,563
                                                   --------
TURKEY (0.7%):
Appliances & Household Products (0.0%):
   3,387    Arcelik AS..........................        159
                                                   --------
Automotive (0.0%):
     236    Otosan Otomobil Sanayii AS..........        127
   1,953    Tofas Turk Otomobil Fabrikas AS
              (b)...............................         82
                                                   --------
                                                        209
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Banking & Finance (0.2%):
   1,937    Akbank TAS..........................   $     63
   7,356    Turkiye Garanti Bankasi AS (b)......        337
                                                   --------
                                                        400
                                                   --------
Beverages & Tobacco (0.0%):
     776    Ege Biracilik ve Malt Sanayi AS.....         92
     404    Ericiyas Biracilik ve Malt
              Sanayii...........................         61
                                                   --------
                                                        153
                                                   --------
Building Products (0.1%):
   4,234    Akcansa Cimento AS..................        130
     983    Cimentas AS (b).....................         55
     999    Cimsa Cimento Sanayi ve Ticaret
              AS................................         51
   1,322    Trakya Cam Sanayii..................         55
     746    Turk Sise ve Cam Fabrikalari AS.....         25
                                                   --------
                                                        316
                                                   --------
Chemicals (0.0%):
      20    Petkim Petrokimya Holding AS........         11
                                                   --------
Diversified (0.0%):
     165    Alarko Holding......................         45
     469    Ihlas Holding.......................         64
     153    Koc Holding AS......................         30
                                                   --------
                                                        139
                                                   --------
Electrical & Electronic (0.0%):
      94    Raks Electronik Ev Aletleri.........         35
                                                   --------
Electronics (0.0%):
     719    Vestel Elektronik Sanayi (b)........         96
                                                   --------
Financial Services (0.3%):
  19,610    Turkiye Is Bankasi AS, Class C              791
       3    Turkiye Is Bankasi, Class B (b).....          8
  17,547    Yapi ve Kredi Bankasi AS............        448
                                                   --------
                                                      1,247
                                                   --------
Food Products & Services (0.0%):
   1,079    Tat Konserve Sanayii AS.............         36
                                                   --------
Forest Products (0.0%):
     569    Kartonsan Karton Sanayi ve Ticaret
              AS................................         44
                                                   --------
Industrial Goods & Services (0.0%):
     455    Kordsa Kord Bezi Sanayi ve Ticaret
              AS................................         73
                                                   --------
Manufacturing -- Capital Goods (0.0%):
   1,549    Turk Demir Dokum Fabrikalari AS.....         26
                                                   --------
Metals & Mining (0.0%):
     959    Eregli Demir ve Celik Fabrikalari
              TAS (b)...........................        149
     799    Izmir Demir Celik Sanayi AS (b).....          7
                                                   --------
                                                        156
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Oil & Gas (0.0%):
     888    Turcas Petrolculuk AS...............   $     44
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
     395    Aygaz AS............................         59
     109    Petrol Ofisi AS.....................         28
     131    Tupras Turkiye Petrol Rafinerileri
              AS (b)............................         21
                                                   --------
                                                        108
                                                   --------
Pharmaceuticals (0.0%):
     263    Eczacibasi Ilac Sanayi Ve Ti (b)....         14
                                                   --------
Telecommunications (0.1%):
      91    Cukurova Elektrik AS................        259
     293    Netas-Northern Elektrik
              Telekomunikasyon AS (b)...........         78
                                                   --------
                                                        337
                                                   --------
Textile Products (0.0%):
     746    Aksa Akrilik Kimya Sanayii AS.......         23
                                                   --------
Tire & Rubber (0.0%):
     931    Brisa Bridgestone Sabanci Lastik
              SAN, ve Tic AS....................         45
   1,233    Goodyear Lastikleri TAS.............         67
                                                   --------
                                                        112
                                                   --------
Transportation (0.0%):
   1,419    Turk Hava Yollari AO (b)............        149
                                                   --------
Wholesale Distribution (0.0%):
     247    Migros Turk TAS.....................        241
                                                   --------
            Total Turkey........................      4,128
                                                   --------
UNITED KINGDOM (8.7%):
Aerospace & Military Technology (0.2%):
      81    British Aerospace PLC...............        623
      43    Rolls-Royce PLC.....................        179
      35    Smiths Industries PLC...............        485
                                                   --------
                                                      1,287
                                                   --------
Airlines (0.1%):
      57    British Airways PLC.................        609
                                                   --------
Appliances & Household Products (0.0%):
      24    EMI Group PLC.......................        215
                                                   --------
Auto Parts (0.0%):
      56    LucasVarity PLC.....................        226
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Banking (0.9%):
      73    Abbey National PLC..................   $  1,293
      75    Barclays PLC........................      2,151
      29    HSBC Holdings PLC...................        731
      49    HSBC Holdings PLC (Hong Kong
              Dollars)..........................      1,186
      26    Royal Bank of Scotland Group PLC....        451
                                                   --------
                                                      5,812
                                                   --------
Beverages & Tobacco (0.4%):
     135    Diageo PLC..........................      1,603
      50    Scottish & Newcastle PLC............        707
                                                   --------
                                                      2,310
                                                   --------
Brewery (0.1%):
      36    Bass PLC                                    667
                                                   --------
Broadcasting/Cable (0.1%):
      62    British Sky Broadcasting Group
              PLC...............................        444
                                                   --------
Building Products (0.1%):
      30    Marley PLC..........................         55
      10    Meyer International PLC.............         60
      50    Rugby Group PLC.....................         93
      96    Tarmac PLC..........................        172
                                                   --------
                                                        380
                                                   --------
Chemicals (0.1%):
      33    Imperial Chemical Industries PLC....        532
                                                   --------
Conglomerates (0.2%):
     107    B.A.T. Industries PLC...............      1,065
      13    Lonrho Africa PLC...................         16
      19    Lonrho PLC (b)......................         89
                                                   --------
                                                      1,170
                                                   --------
Construction (0.0%):
      44    Taylor Woodrow PLC..................        148
      26    Wilson Connolly Holdings PLC........         59
                                                   --------
                                                        207
                                                   --------
Electrical & Electronic (0.3%):
      50    Bowthorpe PLC.......................        440
      57    Electrocomponents PLC...............        463
     100    General Electric Co., PLC...........        862
                                                   --------
                                                      1,765
                                                   --------
Energy (0.6%):
     237    British Petroleum Co., PLC..........      3,449
                                                   --------
Engineering (0.0%):
      25    Barratt Developments PLC............        109
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Financial Services (0.5%):
     193    Lloyds TSB Group PLC................   $  2,700
      55    St. James's Place Capital PLC.......        299
                                                   --------
                                                      2,999
                                                   --------
Food & Household Products (0.3%):
      42    Cadbury Schweppes PLC...............        655
     112    Unilever PLC........................      1,198
                                                   --------
                                                      1,853
                                                   --------
Food Products & Services (0.1%):
      69    J Sainsbury PLC.....................        613
                                                   --------
Forest Products (0.0%):
      14    Arjo Wiggins Appleton...............         46
                                                   --------
Health & Personal Care (0.8%):
     129    Glaxo Wellcome PLC..................      3,886
      30    Zeneca PLC..........................      1,306
                                                   --------
                                                      5,192
                                                   --------
Industrial Holding Company (0.1%):
      28    BICC Group PLC......................         62
     117    BTR PLC, Series A...................        331
      56    Hanson PLC..........................        340
                                                   --------
                                                        733
                                                   --------
Insurance (0.5%):
      56    Commercial Union PLC................      1,051
      33    Legal and General Group PLC.........        354
      65    Prudential Corp. PLC................        852
      53    Royal & Sun Alliance Insurance Group
              PLC...............................        537
      23    Sedwick Group PLC...................         48
      13    Willis Corroon Group................         33
                                                   --------
                                                      2,875
                                                   --------
Leisure (0.2%):
      58    Granada Group PLC...................      1,064
      26    Ladbroke Group PLC..................        141
      31    Rank Group PLC......................        166
                                                   --------
                                                      1,371
                                                   --------
Machinery & Equipment (0.1%):
      47    GKN PLC.............................        593
                                                   --------
Merchandising (0.0%):
      43    Safeway PLC.........................        282
                                                   --------
Metals & Mining (0.1%):
      89    British Steel PLC...................        196
      72    English China Clays PLC.............        248
      43    RTZ Corp., PLC, Registered..........        479
                                                   --------
                                                        923
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Miscellaneous Materials & Commodities (0.0%):
      37    Elementis 1998 PLC..................   $     94
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
     160    BG PLC..............................        924
      50    LASMO PLC                                   200
      51    Pilkington PLC......................         94
                                                   --------
                                                      1,218
                                                   --------
Paper Products (0.0%):
      41    Rexam PLC                                   179
                                                   --------
Pharmaceuticals (0.4%):
     196    SmithKline Beecham PLC..............      2,380
                                                   --------
Printing & Publishing (0.2%):
      11    De La Rue Ltd.......................         55
      15    Pearson.............................        270
      34    Reed International PLC..............        303
      79    Reuters Group.......................        902
                                                   --------
                                                      1,530
                                                   --------
Real Estate (0.2%):
      19    British Land Co., PLC...............        193
      49    Land Securities PLC.................        752
                                                   --------
                                                        945
                                                   --------
Real Estate Investment Trust (0.1%):
      23    Peninsular & Oriental Steam
              Navigation Co.....................        330
                                                   --------
Retail -- General Merchandise (0.1%):
      19    Kingfisher..........................        313
                                                   --------
Retail -- Stores/Catalog (0.6%):
      46    Boots Co., PLC......................        757
      41    Great Universal Stores PLC..........        541
      90    Marks & Spencer PLC.................        820
      23    Next PLC............................        195
     117    Tesco PLC...........................      1,142
      21    Thorn PLC...........................         81
                                                   --------
                                                      3,536
                                                   --------
Telecommunications (1.0%):
     249    British Telecommunications PLC......      3,061
      94    Cable & Wireless PLC................      1,149
     154    Centrica PLC(b).....................        260
      50    National Power PLC..................        471
     127    Vodaphone Group PLC.................      1,606
                                                   --------
                                                      6,547
                                                   --------
Textile Products (0.0%):
      24    Courtaulds Textiles PLC.............        118
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Transportation -- Road & Railroad (0.1%):
      17    Railtrack Group PLC.................   $    420
                                                   --------
            Total United Kingdom................     54,272
                                                   --------
UNITED STATES (0.0%):
Diversified (0.0%):
       2    U.S. Industries, Inc................         60
                                                   --------
VENEZUELA (0.4%):
Banking (0.0%):
      22    Banco Venezuela Credito ADR.........        165
                                                   --------
Financial Services (0.0%):
      37    Mercantil Servicios ADR.............        193
                                                   --------
Food Products & Services (0.1%):
     107    Mavesa SA ADR.......................        340
                                                   --------
Home Furnishings (0.0%):
      49    Ceramica Carabobo ADR...............        106
                                                   --------
Industrial Goods & Services (0.0%):
      19    Siderurgica Venezuela ADR...........        121
                                                   --------
Paper Products (0.0%):
     192    Venepal S.A.C.A. ADR................         75
                                                   --------
Telecommunications (0.3%):
      55    Compania Anonima Nacional Telefonos
              de Venezuela......................      1,384
                                                   --------
Textile Products (0.0%):
      15    Mantex S.A.C.A. ADR.................        186
      40    Sudamtex de Venezuela ADR...........         88
                                                   --------
                                                        274
                                                   --------
            Total Venezuela.....................      2,658
                                                   --------
  Total Common Stocks                               589,391
                                                   --------
OPALS (0.6%):
TAIWAN (0.6%):
     538    Morgan Stanley Composite Index,
              Taiwan OPALS B....................      3,847
                                                   --------
  Total OPALS                                         3,847
                                                   --------
PREFERRED STOCKS (1.8%):
AUSTRALIA (0.2%):
Media (0.2%):
     181    News Corp., Ltd.....................      1,280
                                                   --------
BRAZIL (0.4%):
Banking (0.1%):
  21,519    Banco Bradesco SA...................        181
     241    Banco Itau SA.......................        136
                                                   --------
                                                        317
                                                   --------
Beverages & Tobacco (0.0%):
     151    Companhia Cervejaria Brahma.........         93
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
PREFERRED STOCKS, CONTINUED:
BRAZIL, CONTINUED:
Electric Utility (0.0%):
   1,704    Cia Energetica de Sao Paolo.........   $     50
   3,761    Companhia Energetica de Minas
              Gerais............................        116
   1,712    Grasul Preferred -- B Share (b).....          2
                                                   --------
                                                        168
                                                   --------
Forest Products (0.0%):
      90    Sadia-Concordia SA..................         52
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
     740    Petroleo Brasileiro SA..............        138
                                                   --------
Steel (0.2%):
      57    Companhia Vale do Rio Doce, Series
              A.................................      1,152
                                                   --------
Telecommunications (0.1%):
   3,900    Telecomunicacoes Brasileiras SA.....        430
     441    Telecomunicacoes de Sao Paolo SA....        105
                                                   --------
                                                        535
                                                   --------
            Total Brazil........................      2,455
                                                   --------
GERMANY (1.1%):
Automotive (0.1%):
       1    Volkswagen AG.......................        927
                                                   --------
Building Products (0.0%):
       1    Dyckerhoff AG.......................        207
                                                   --------
Business Service (0.8%):
       6    SAP AG..............................      4,180
                                                   --------
Gas & Electric Utility (0.2%):
      35    RWE AG..............................      1,498
                                                   --------
            Total Germany.......................      6,812
                                                   --------
GREECE (0.0%):
Telecommunications (0.0%):
       9    Intracom SA.........................        304
                                                   --------
ITALY (0.1%):
Automotive (0.1%):
     218    Fiat SpA (b)........................        543
                                                   --------
  Total Preferred Stocks                             11,394
                                                   --------
RIGHTS -- FOREIGN SECURITIES (0.0%):
AUSTRALIA (0.0%):
       7    Resolute Limited (b)(e).............          0
                                                   --------
AUSTRIA (0.0%):
      36    Bank Austria AG (b)(e)..............          0
                                                   --------
BRAZIL (0.0%):
Steel (0.0%):
      11    Vale do Rio Doce Bond Rights
              (b)(e)............................          0
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
RIGHTS -- FOREIGN SECURITIES, CONTINUED:
BRAZIL, CONTINUED:
Telecommunications (0.0%):
       9    Telecommunicacoes de Sao Paulo SA
              (b)(e)............................   $      0
                                                   --------
      21    Telecommunicacoes de Sao Paulo SA,
              Preferred (b)(e)..................          0
                                                   --------
CHILE (0.0%):
       2    Telecom Chile ADR (b)...............          1
                                                   --------
GERMANY (0.0%):
      73    Daimler-Benz (b)....................         82
      32    Metro AG (b)........................          1
                                                   --------
                                                         83
                                                   --------
GREECE (0.0%):
       9    Alpha Credit Bank (b)...............         15
                                                   --------
MEXICO (0.0%):
       8    Cemex SA de CV, Series A (b)(e).....          0
       2    Cemex SA de CV, Series B (b)(e).....          0
                                                   --------
THAILAND (0.0%):
      32    International Broadcasting (b)......          6
                                                   --------
  Total Rights - Foreign Securities                     105
                                                   --------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $   500    9/17/98 (d).........................        495
                                                   --------
  Total U.S. Treasury Obligations                       495
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
REPURCHASE AGREEMENTS (2.4%):
UNITED STATES (2.4%):
 $15,035    State Street Bank, 5.00%, 7/1/98
              (Collateralized by $15,035 U.S.
              Treasury Bonds, 5.00%, 8/15/14,
              market value $15,339).............   $ 15,035
                                                   --------
  Total Repurchase Agreements                        15,035
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (14.8%):
Repurchase Agreements (14.8%):
   2,361    Lehman Brothers, 6.47%,
              7/1/98(Collateralized by $2,479
              Media One Group Bonds, 0.00%,
              10/5/98, market value $2,479).....      2,361
  90,000    Paine Webber, 6.40%, 7/1/98
              (Collateralized by $89,832 various
              Corporate Bonds, 4.00% -- 9.75%,
              7/15/98 -- 12/31/49, market value
              $94,500)..........................     90,000
                                                   --------
  Total Short-Term Securities Held as Collateral     92,361
                                                   --------
Total (Cost $579,126) (a)                          $712,628
                                                   --------

------------

Percentages indicated are based on net assets of $624,227.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $120. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation.....................................    $  201,067
Unrealized depreciation.....................................       (67,685)
                                                                ----------
Net unrealized appreciation.................................    $  133,382
                                                                ==========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1998.

(d) Serves as collateral for futures contracts.

(e) Rounded to less than a thousand.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1998
(Amounts in Thousands)

                                                                           CURRENT
  NUMBER                                                       OPENING     MARKET
    OF                                                        POSITIONS     VALUE
CONTRACTS                    CONTRACT TYPE                      (000)       (000)
---------     --------------------------------------------    ---------    -------
    52        Long Nikkei 225, September 1998 Futures          $ 3,947     $ 4,079
    29        Long EuroTop 100, September 1998 Futures           8,148       8,442
                                                               -------     -------
                                                               $12,095     $12,521
                                                               =======     =======

ADR  American Depository Receipt
GDR  Global Depository Receipt

At June 30, 1998, the Fund's open forward currency contracts were as follows:

                                                                                                                 UNREALIZED
                                                        DELIVERY   CONTRACT    CONTRACT   CONTRACT   MARKET    APPRECIATION/
                   CURRENCY                               DATE       PRICE      AMOUNT     VALUE      VALUE    (DEPRECIATION)
                   --------                             --------   ---------   --------   --------   -------   --------------
                   Long Contracts:
                   European Currency Unit.............  9/18/98    $  0.9036   $ 6,200    $ 6,862    $ 6,813       $ (49)
                   Japanese Yen.......................   9/9/98      138.003   467,000      3,384      3,398          14
                                                                                          -------    -------       -----
                   Total Long Contracts...............                                    $10,246    $10,211       $ (35)
                                                                                          =======    =======       =====

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1998
(Amounts in Thousands, except per share amounts)

                                                              ASSET ALLOCATION   INCOME EQUITY
                                                                    FUND             FUND
                                                              ----------------   -------------
ASSETS:
Investments, at value.......................................      $275,068        $  996,472
Repurchase agreements, at cost..............................        26,533            32,051
                                                                  --------        ----------
Total (cost $264,919; $549,687; $914,982; $617,512;
  $708,580; respectively)...................................       301,601         1,028,523
Cash........................................................            --                 1
Interest and dividends receivable...........................         1,549             1,983
Receivable for capital shares issued........................           440               640
Receivable from brokers for investments sold................            --             1,408
Prepaid expenses and other assets...........................             1                 5
                                                                  --------        ----------
TOTAL ASSETS................................................       303,591         1,032,560
                                                                  --------        ----------
LIABILITIES:
Dividends payable...........................................           522               789
Payable for capital shares redeemed.........................            52               175
Payable for return of collateral received for securities on
  loan......................................................        28,905            52,967
Payable to brokers for investments purchased................         2,988             1,351
Payable for variation margin on futures contracts...........            43                --
Options written, at value (premiums received $97)...........            --                --
Accrued expenses and other payables:
    Investment advisory fees................................           126               588
    Administration fees.....................................            16               135
    12b-1 fees..............................................           100               157
    Other...................................................           183               230
                                                                  --------        ----------
TOTAL LIABILITIES...........................................        32,935            56,392
                                                                  --------        ----------
NET ASSETS:
Capital.....................................................       224,327           447,045
Undistributed (distributions in excess) of net investment
  income....................................................            27               162
Accumulated undistributed net realized gains (losses) from
  investment, options and futures transactions..............         9,438            50,125
Net unrealized appreciation (depreciation) from investments,
  futures and options.......................................        36,864           478,836
                                                                  --------        ----------
NET ASSETS..................................................      $270,656        $  976,168
                                                                  ========        ==========
NET ASSETS:.................................................
    Fiduciary...............................................      $105,243        $  691,878
    Class A.................................................        50,456           117,682
    Class B.................................................       114,957           165,813
    Class C.................................................            --               795
                                                                  --------        ----------
Total.......................................................      $270,656        $  976,168
                                                                  ========        ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary...............................................         7,627            28,742
    Class A.................................................         3,652             4,895
    Class B.................................................         8,290             6,886
    Class C.................................................            --                33
                                                                  ========        ==========
Total.......................................................        19,569            40,556
                                                                  ========        ==========
Net Asset Value :
    Fiduciary Offering and redemption price per share.......      $  13.80        $    24.07
                                                                  ========        ==========
    Class A Redemption price per share......................      $  13.81        $    24.04
                                                                  ========        ==========
      Maximum sales charge..................................          4.50%             4.50%
                                                                  ========        ==========
      Maximum offering price per share (100%/(100%-maximum
       sales charge) of net asset value adjusted to nearest
       cent)................................................      $  14.46        $    25.17
                                                                  ========        ==========
    Class B Offering price per share (a)....................      $  13.87        $    24.08
                                                                  ========        ==========
    Class C Offering price per share (a)....................                      $    24.08
                                                                                  ==========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1998
(Amounts in Thousands, except per share amounts)

EQUITY INDEX   VALUE GROWTH   LARGE COMPANY
    FUND           FUND        VALUE FUND
------------   ------------   -------------
 $1,286,410      $740,240       $820,097
     72,011        46,166         83,871
 ----------      --------       --------
  1,358,421       786,406        903,968
         --             1          3,937
      1,250           713          1,164
      1,775           637             66
      4,686            --          3,647
          4             3              3
 ----------      --------       --------
  1,366,136       787,760        912,785
 ----------      --------       --------
        707           179            666
        183             7             13
    114,880        49,140         83,126
      4,321            --          2,598
        158           106             --
         --            --             78
         99           435            499
        119            99            115
        323            36             17
        568           183            171
 ----------      --------       --------
    121,358        50,185         87,283
 ----------      --------       --------
    780,024       525,615        586,115
         88            53             42
     20,942        42,561         43,938
    443,724       169,346        195,407
 ----------      --------       --------
 $1,244,778      $737,575       $825,502
 ==========      ========       ========
 $  671,422      $630,340       $792,649
    218,518        80,500         15,699
    351,624        25,501         17,154
      3,214         1,234             --
 ==========      ========       ========
 $1,244,778      $737,575       $825,502
 ==========      ========       ========
     24,719        46,646         47,474
      8,049         5,964            936
     12,959         1,903          1,019
        118            92             --
 ==========      ========       ========
     45,845        54,605         49,429
 ==========      ========       ========
 $    27.16      $  13.51       $  16.70
 ==========      ========       ========
 $    27.15      $  13.50       $  16.77
 ==========      ========       ========
       4.50%         4.50%          4.50%
 ==========      ========       ========
 $    28.43      $  14.14       $  17.56
 ==========      ========       ========
 $    27.13      $  13.40       $  16.84
 ==========      ========       ========
 $    27.14      $  13.47
 ==========      ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1998
(Amounts in Thousands, except per share amounts)

                                                              DISCIPLINED VALUE    LARGE COMPANY
                                                                    FUND            GROWTH FUND
                                                              -----------------    -------------
ASSETS:
Investments, at value.......................................     $  708,291         $2,064,976
Repurchase agreements, at cost..............................         50,417             97,697
                                                                 ----------         ----------
Total (cost $650,635; $1,443,904; $1,037,010; $132,255;
  $579,126; respectively)...................................        758,708          2,162,673
Cash........................................................            203                  1
Foreign currency, at value (cost $2,408)....................             --                 --
Interest and dividends receivable...........................            672              1,975
Receivable for capital shares issued........................             75                882
Receivable from brokers for investments sold................         75,046             86,533
Net receivable for variation margin on futures contracts....             --                 --
Tax reclaim receivable......................................             --                 --
Prepaid expenses and other assets...........................              4                  8
                                                                 ----------         ----------
TOTAL ASSETS................................................        834,708          2,252,072
                                                                 ----------         ----------
LIABILITIES:
Dividends payable...........................................            499                 --
Payable for capital shares redeemed.........................             25                213
Payable for return of collateral received for securities on
  loan......................................................         59,486            177,147
Payable to brokers for investments purchased................         79,792             81,870
Net payable for variation margin on futures contracts.......             --                 --
Payable for forward foreign currency contracts..............             --                 --
Accrued expenses and other payables:
    Investment advisory fees................................            415              1,160
    Administration fees.....................................             96                265
    12b-1 fees..............................................             30                257
    Other...................................................            156                532
                                                                 ----------         ----------
TOTAL LIABILITIES...........................................        140,499            261,444
                                                                 ----------         ----------
NET ASSETS:
Capital.....................................................        501,412          1,095,916
Undistributed (distributions in excess) of net investment
  income....................................................              1                 --
Accumulated undistributed net realized gains (losses) from
  investment, options and futures transactions..............         84,723            175,943
Net unrealized appreciation (depreciation) from investments, futures, options and translation of assets and liabilities
  in foreign currencies.....................................        108,073            718,769
                                                                 ----------         ----------
NET ASSETS..................................................     $  694,209         $1,990,628
                                                                 ==========         ==========
NET ASSETS:
    Fiduciary...............................................     $  634,672         $1,510,521
    Class A.................................................         29,443            199,052
    Class B.................................................         30,094            280,563
    Class C.................................................             --                492
                                                                 ----------         ----------
Total.......................................................     $  694,209         $1,990,628
                                                                 ==========         ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary...............................................         37,560             66,523
    Class A.................................................          1,739              8,534
    Class B.................................................          1,786             12,341
    Class C.................................................             --                 22
                                                                 ==========         ==========
Total.......................................................         41,085             87,420
                                                                 ==========         ==========
Net Asset Value:
  Fiduciary Offering and redemption price per share.........     $    16.90         $    22.71
                                                                 ==========         ==========
  Class A Redemption price per share........................     $    16.93         $    23.32
                                                                 ==========         ==========
    Maximum sales charge....................................           4.50%              4.50%
                                                                 ==========         ==========
    Maximum offering price per share (100%/(100%-maximum
     sales charge) of net asset value adjusted to nearest
     cent)..................................................     $    17.73         $    24.42
                                                                 ==========         ==========
  Class B Offering price per share (a)......................     $    16.85         $    22.73
                                                                 ==========         ==========
  Class C Offering price per share (a)......................                        $    22.57
                                                                                    ==========

------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1998
(Amounts in Thousands, except per share amounts)

   GROWTH           SMALL        INTERNATIONAL
OPPORTUNITIES   CAPITALIZATION   EQUITY INDEX
    FUND             FUND            FUND
-------------   --------------   -------------
 $1,130,547        $144,046        $605,232
    116,612          13,799         107,396
 ----------        --------        --------
  1,247,159         157,845         712,628
          1              10              --
         --              --           2,389
        427              51           2,290
        490              82              65
    110,456           2,386              71
         --              27              --
         --              --             981
          5              --               3
 ----------        --------        --------
  1,358,538         160,401         718,427
 ----------        --------        --------
         --              --              --
         78               8              10
    205,962          14,537          92,361
     94,767             440             594
         --              --              24
         --              --              35
        622              86             273
        142              17              84
         91              11              15
        310              60             804
 ----------        --------        --------
    301,972          15,159          94,200
 ----------        --------        --------
    780,252         105,263         496,208
         --              --           1,864
     66,165          14,054          (7,735)
    210,149          25,925         133,890
 ----------        --------        --------
 $1,056,566        $145,242        $624,227
 ==========        ========        ========
 $  868,901        $114,951        $586,741
     95,647          21,634          24,060
     90,930           8,567          13,307
      1,088              90             119
 ----------        --------        --------
 $1,056,566        $145,242        $624,227
 ==========        ========        ========
     38,597           9,542          32,647
      4,278           1,800           1,337
      4,242             727             768
         49               7               7
 ==========        ========        ========
     47,166          12,076          34,759
 ==========        ========        ========
 $    22.51        $  12.05        $  17.97
 ==========        ========        ========
 $    22.36        $  12.02        $  17.99
 ==========        ========        ========
       4.50%           4.50%           4.50%
 ==========        ========        ========
 $    23.41        $  12.59        $  18.84
 ==========        ========        ========
 $    21.44        $  11.79        $  17.33
 ==========        ========        ========
 $    22.42        $  11.97        $  17.91
 ==========        ========        ========

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1998
(Amounts in Thousands)

                                          ASSET ALLOCATION  INCOME EQUITY   EQUITY INDEX  VALUE GROWTH    LARGE COMPANY
                                                FUND             FUND           FUND          FUND          VALUE FUND
                                             ----------       ----------     ----------    -----------     ------------
INVESTMENT INCOME:
Interest income.........................     $    6,541       $    1,924     $    1,531    $     1,683     $      2,012
Dividend income.........................          1,547           19,180         15,277          8,118           15,254
Income from securities lending..........             59              119            210            131              154
                                             ----------       ----------     ----------    -----------     ------------
Total Income............................          8,147           21,223         17,018          9,932           17,420
                                             ----------       ----------     ----------    -----------     ------------
EXPENSES:
Investment advisory fees................          1,370            6,571          2,978          4,485            5,638
Administration fees.....................            345            1,454          1,626            993            1,248
12b-1 fees (Class A)....................            140              346            544            216               58
12b-1 fees (Class B)....................            739            1,219          2,522            161              132
12b-1 fees (Class C)....................             --                4              6              2               --
Custodian and accounting fees...........             72               62            170             70               59
Legal and audit fees....................             12               28             34             23               24
Trustees' fees and expenses.............              3               14             17             10               12
Transfer agent fees.....................            258              439            981            168               94
Registration and filing fees............             78              166            159            129               49
Printing costs..........................             23               87            108             62               72
Other...................................              7               27             22              9               22
                                             ----------       ----------     ----------    -----------     ------------
Total expenses before waivers...........          3,047           10,417          9,167          6,328            7,408
Less waivers............................           (421)             (99)        (2,774)           (62)             (17)
                                             ----------       ----------     ----------    -----------     ------------
Net Expenses............................          2,626           10,318          6,393          6,266            7,391
                                             ----------       ----------     ----------    -----------     ------------
Net Investment Income...................          5,521           10,905         10,625          3,666           10,029
                                             ----------       ----------     ----------    -----------     ------------
REALIZED / UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from
  investment, option and future
  transactions..........................         15,512           76,585         26,070         72,571           71,328
Net change in unrealized appreciation
  (depreciation) from investments,
  options and futures...................         19,656           98,696        216,751         92,392           66,164
                                             ----------       ----------     ----------    -----------     ------------
Net realized/unrealized gains (losses)
  from investments, options and
  futures...............................         35,168          175,281        242,821        164,963          137,492
                                             ----------       ----------     ----------    -----------     ------------
Change in net assets resulting from
  operations............................     $   40,689       $  186,186     $  253,446    $   168,629     $    147,521
                                             ==========       ==========     ==========    ===========     ============

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1998
(Amounts in Thousands)

                                                                       GROWTH           SMALL        INTERNATIONAL
                                      DISCIPLINED   LARGE COMPANY   OPPORTUNITIES   CAPITALIZATION    EQUITY INDEX
                                      VALUE FUND     GROWTH FUND        FUND             FUND             FUND
                                      -----------   -------------   -------------   --------------   --------------
INVESTMENT INCOME:
Interest income.....................   $    821       $    606        $    821         $   577          $   513
Dividend income.....................     10,584         18,607           4,269             557           11,478
Income from securities lending......        251            252             593             100              399
Foreign tax withholding.............         --             --              --              --           (1,356)
                                       --------       --------        --------         -------          -------
          Total Income..............     11,656         19,465           5,683           1,234           11,034
                                       --------       --------        --------         -------          -------
EXPENSES:
Investment advisory fees............      4,759         12,024           6,492             902            2,791
Administration fees.................      1,053          2,661           1,437             200              831
12b-1 fees (Class A)................         99            553             236              68               58
12b-1 fees (Class B)................        254          1,953             639              55              114
12b-1 fees (Class C)................         --              1               1              --               --
Custodian and accounting fees.......         69            119             127              40              570
Legal and audit fees................         20             49              26               9               18
Organization costs..................         --             --              --              --                2
Trustees' fees and expenses.........          9             26              14               2                8
Transfer agent fees.................        150            881             491             102              132
Registration and filing fees........         41            165             107              50               71
Printing costs......................         58            164              88              17               47
Other...............................         21             44              30               9               12
                                       --------       --------        --------         -------          -------
Total expenses before waivers.......      6,533         18,640           9,688           1,454            4,654
Less waivers........................        (28)          (158)            (67)            (57)             (17)
                                       --------       --------        --------         -------          -------
Net Expenses........................      6,505         18,482           9,621           1,397            4,637
                                       --------       --------        --------         -------          -------
Net Investment Income (Loss)........      5,151            983          (3,938)           (163)           6,397
                                       --------       --------        --------         -------          -------
REALIZED / UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS, OPTIONS, FUTURES
  AND FOREIGN CURRENCIES:
Net realized gains (losses) from
  investment, option, future, and
  foreign currency transactions.....    141,237        278,531         140,625          21,421              172
Net change in unrealized
  appreciation (depreciation) from
  investments, options, futures and
  translation of assets and
  liabilities in foreign
  currencies........................      9,794        237,485          99,487           1,800           43,167
                                       --------       --------        --------         -------          -------
Net realized/unrealized gains
  (losses) from investments,
  options, futures and foreign
  currency..........................    151,031        516,016         240,112          23,221           43,339
                                       --------       --------        --------         -------          -------
Change in net assets resulting from
  operations........................   $156,182       $516,999        $236,174         $23,058          $49,736
                                       ========       ========        ========         =======          =======

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                            ASSET ALLOCATION FUND        INCOME EQUITY FUND           EQUITY INDEX FUND
                                          -------------------------   -------------------------   -------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                           JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                             1998          1997          1998          1997          1998          1997
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss).......    $  5,521      $  4,173      $  10,905     $   9,950    $   10,625     $   9,130
    Net realized gains (losses) from
      investment, option and future
      transactions.....................      15,512        15,867         76,585        63,053        26,070        20,871
    Net change in unrealized
      appreciation (depreciation) from
      investments, options and
      futures..........................      19,656         4,463         98,696        89,271       216,751       140,765
                                           --------      --------      ---------     ---------    ----------     ---------
Change in net assets resulting from
  operations...........................      40,689        24,503        186,186       162,274       253,446       170,766
                                           --------      --------      ---------     ---------    ----------     ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
    From net investment income.........      (2,881)       (2,678)        (9,093)       (8,549)       (7,794)       (7,178)
    In excess of net investment
      income...........................          --           (11)            --           (14)           --            --
    From net realized gains from
      investment transactions..........     (10,063)       (2,959)       (62,899)      (10,510)      (14,824)       (3,288)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.........      (1,102)         (764)        (1,122)         (948)       (1,688)         (899)
    In excess of net investment
      income...........................          --            (3)            --            (2)           --            --
    From net realized gains from
      investment transactions..........      (3,738)         (974)        (9,117)       (1,743)       (3,454)         (420)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income.........      (1,516)         (731)          (521)         (453)       (1,052)         (780)
    In excess of net investment
      income...........................          --            (3)            --            (1)           --            --
    From net realized gains from
      investment transactions..........      (6,134)       (1,129)       (10,250)       (1,424)       (5,722)         (629)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income.........          --            --             (2)           --            (3)           --
    From net realized gains from
      investment transactions..........          --            --            (11)           --            (1)           --
                                           --------      --------      ---------     ---------    ----------     ---------
Change in net assets from shareholder
  distributions........................     (25,434)       (9,252)       (93,015)      (23,644)      (34,538)      (13,194)
                                           --------      --------      ---------     ---------    ----------     ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued........     116,110        74,038        175,771       113,454       453,171       372,043
    Proceeds from shares issued in
      conversion.......................          --        37,254         70,389       283,942            --            --
    Dividends reinvested...............      16,312         6,840         36,266        11,938        16,587         6,593
    Cost of shares redeemed............     (47,271)      (49,880)      (206,930)     (135,743)     (191,744)     (180,134)
                                           --------      --------      ---------     ---------    ----------     ---------
Change in net assets from share
  transactions.........................      85,151        68,252         75,496       273,591       278,014       198,502
                                           --------      --------      ---------     ---------    ----------     ---------
Change in net assets...................     100,406        83,503        168,667       412,221       496,922       356,074
NET ASSETS:
    Beginning of period................     170,250        86,747        807,501       395,280       747,856       391,782
                                           --------      --------      ---------     ---------    ----------     ---------
    End of period......................    $270,656      $170,250      $ 976,168     $ 807,501    $1,244,778     $ 747,856
                                           ========      ========      =========     =========    ==========     =========
SHARE TRANSACTIONS:
    Issued.............................       8,804         6,114          7,871         6,001        18,855        20,262
    Issued in conversion...............          --         3,076          3,342        14,913            --            --
    Reinvested.........................       1,278           573          1,690           656           719           360
    Redeemed...........................      (3,607)       (4,071)        (9,166)       (7,141)       (8,031)       (9,830)
                                           --------      --------      ---------     ---------    ----------     ---------
Change in shares.......................       6,475         5,692          3,737        14,429        11,543        10,792
                                           ========      ========      =========     =========    ==========     =========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                             VALUE GROWTH FUND       LARGE COMPANY VALUE FUND     DISCIPLINED VALUE FUND
                                         -------------------------   -------------------------   -------------------------
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                            1998          1997          1998          1997          1998          1997
                                         -----------   -----------   -----------   -----------   -----------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)......    $   3,666     $   3,251    $   10,029     $  12,627     $   5,151     $   8,249
    Net realized gains (losses) from
      investment, option and future
      transactions....................       72,571        42,586        71,328        17,493       141,237        59,778
    Net change in unrealized
      appreciation (depreciation) from
      investments, options and
      futures.........................       92,392        51,518        66,164       126,134         9,794        36,525
                                          ---------     ---------    ----------     ---------     ---------     ---------
Change in net assets resulting from
  operations..........................      168,629        97,355       147,521       156,254       156,182       104,552
                                          ---------     ---------    ----------     ---------     ---------     ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS
    From net investment income........       (3,380)       (2,906)       (9,741)      (12,228)       (4,991)       (7,822)
    From net realized gains from
      investment transactions.........      (54,060)      (36,353)      (41,719)      (47,388)      (91,826)      (53,221)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........         (243)         (316)         (177)         (209)         (169)         (274)
    From net realized gains from
      investment transactions.........       (6,125)       (5,893)       (1,000)         (904)       (4,398)       (2,285)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........           (2)          (16)          (70)          (69)           (7)          (89)
    From net realized gains from
      investment transactions.........       (1,479)         (992)         (700)         (410)       (3,742)       (1,855)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income........           --(a)         --            --            --            --            --
    From net realized gains from
      investment transactions.........           --(a)         --            --            --            --            --
                                          ---------     ---------    ----------     ---------     ---------     ---------
Change in net assets from shareholder
  distributions.......................      (65,289)      (46,476)      (53,407)      (61,208)     (105,133)      (65,546)
                                          ---------     ---------    ----------     ---------     ---------     ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......      244,292       236,686       145,236       165,729       153,275       107,311
    Proceeds from shares issued in
      conversion......................           --            --            --        63,222            --        48,296
    Dividends reinvested..............       30,601        39,472        24,049        26,644        54,080        32,360
    Cost of shares redeemed...........     (129,318)      (70,246)     (148,173)     (238,407)     (170,905)     (179,880)
                                          ---------     ---------    ----------     ---------     ---------     ---------
Change in net assets from share
  transactions........................      145,575       205,912        21,112        17,188        36,450         8,087
                                          ---------     ---------    ----------     ---------     ---------     ---------
Change in net assets..................      248,915       256,791       115,226       112,234        87,499        47,093

NET ASSETS:
    Beginning of period...............      488,660       231,869       710,276       598,042       606,710       559,617
                                          ---------     ---------    ----------     ---------     ---------     ---------
    End of period.....................    $ 737,575     $ 488,660    $  825,502     $ 710,276     $ 694,209     $ 606,710
                                          =========     =========    ==========     =========     =========     =========
SHARE TRANSACTIONS:
    Issued............................       19,945        22,826         9,198        12,629         9,189         7,390
    Issued in conversion..............           --            --            --         4,655            --         3,333
    Reinvested........................        2,642         4,071         1,586         2,051         3,435         2,299
    Redeemed..........................      (10,452)       (6,738)       (9,357)      (17,923)      (10,296)      (12,355)
                                          ---------     ---------    ----------     ---------     ---------     ---------
Change in shares......................       12,135        20,159         1,427         1,412         2,328           667
                                          =========     =========    ==========     =========     =========     =========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                         LARGE COMPANY GROWTH FUND   GROWTH OPPORTUNITIES FUND   SMALL CAPITALIZATION FUND
                                         -------------------------   -------------------------   -------------------------
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                            1998          1997          1998          1997          1998          1997
                                         -----------   -----------   -----------   -----------   -----------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)......   $      983    $    6,257    $   (3,938)    $   7,629     $    (163)    $    (231)
    Net realized gains (losses) from
      investment, option and future
      transactions....................      278,531       130,961       140,625        35,797        21,421        10,486
    Net change in unrealized
      appreciation (depreciation) from
      investments, options and
      futures.........................      237,485       186,164        99,487        87,369         1,800         1,985
                                         ----------    ----------    ----------     ---------     ---------     ---------
Change in net assets resulting from
  operations..........................      516,999       323,382       236,174       130,795        23,058        12,240
                                         ----------    ----------    ----------     ---------     ---------     ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS
    From net investment income........       (1,456)       (5,746)           --        (7,053)           --            --
    In excess of net investment
      income..........................           --            --            --          (669)           --            --
    From net realized gains from
      investment transactions.........     (167,063)      (37,414)      (80,645)      (83,581)       (9,265)       (8,358)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........          (14)         (403)           --          (361)           --            --
    In excess of net investment
      income..........................          (44)           --            --           (34)           --            --
    From net realized gains from
      investment transactions.........      (20,430)       (4,265)       (7,223)       (4,572)       (1,939)       (1,835)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........           --           (23)           --          (215)           --            --
    In excess of net investment
      income..........................           --            --            --           (20)           --            --
    From net realized gains from
      investment transactions.........      (24,184)       (3,785)       (7,104)       (3,102)         (521)         (302)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net realized gains from
      investment transactions.........           (4)           --            --(a)         --            --(a)         --
                                         ----------    ----------    ----------     ---------     ---------     ---------
Change in net assets from shareholder
  distributions.......................     (213,195)      (51,636)      (94,972)      (99,607)      (11,725)      (10,495)
                                         ----------    ----------    ----------     ---------     ---------     ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......      343,977       230,983       305,038       291,882        59,655        14,236
    Proceeds from shares issued in
      conversion......................       81,659       289,603        57,769            --            --            --
    Dividends reinvested..............      119,823        31,237        63,284        56,517        10,295         9,973
    Cost of shares redeemed...........     (259,677)     (299,888)     (215,417)     (248,384)      (35,493)      (30,774)
                                         ----------    ----------    ----------     ---------     ---------     ---------
Change in net assets from share
  transactions........................      285,782       251,935       210,674       100,015        34,457        (6,565)
                                         ----------    ----------    ----------     ---------     ---------     ---------
Change in net assets..................      589,586       523,681       351,876       131,203        45,790        (4,820)

NET ASSETS:
    Beginning of period...............    1,401,042       877,361       704,690       573,487        99,452       104,272
                                         ----------    ----------    ----------     ---------     ---------     ---------
    End of period.....................   $1,990,628    $1,401,042    $1,056,566     $ 704,690     $ 145,242     $  99,452
                                         ==========    ==========    ==========     =========     =========     =========
SHARE TRANSACTIONS:
    Issued............................       17,372        14,003        14,578        16,132         4,975         1,433
    Issued in conversion..............        4,595        17,279         3,113            --            --            --
    Reinvested........................        6,450         1,936         3,314         3,283           946         1,042
    Redeemed..........................      (12,865)      (18,015)      (10,127)      (13,633)       (2,939)       (3,085)
                                         ----------    ----------    ----------     ---------     ---------     ---------
Change in shares......................       15,552        15,203        10,878         5,782         2,982          (610)
                                         ==========    ==========    ==========     =========     =========     =========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                               INTERNATIONAL EQUITY INDEX
                                                                          FUND
                                                               ---------------------------
                                                                YEAR ENDED     YEAR ENDED
                                                                 JUNE 30,       JUNE 30,
                                                                   1998           1997
                                                               ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income (loss)...........................     $  6,397       $  4,485
     Net realized gains (losses) from investment, option
      future and foreign currency transactions..............          172          5,054
     Net change in unrealized appreciation (depreciation)
      from investments, options and futures and translation
      of assets and liabilities in foreign currencies.......       43,167         51,395
                                                                 --------       --------
Change in net assets resulting from operations..............       49,736         60,934
                                                                 --------       --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS
     From net investment income.............................         (623)        (4,346)
     In excess of net investment income.....................           --         (3,417)
     From net realized gains from investment transactions...      (12,040)        (3,811)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
     From net investment income.............................           (4)           (92)
     In excess of net investment income.....................           --            (73)
     From net realized gains from investment transactions...         (435)          (111)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
     From net investment income.............................           --            (47)
     From net realized gains from investment transactions...         (301)           (72)
     In excess of net realized gains from investment
      transactions..........................................           --            (37)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
     From net realized gains from investment transactions...           --(a)          --
                                                                 --------       --------
Change in net assets from shareholder distributions.........      (13,403)       (12,006)
                                                                 --------       --------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued............................      200,947        191,629
     Dividends reinvested...................................        8,154          2,834
     Cost of shares redeemed................................      (93,751)      (135,282)
                                                                 --------       --------
Change in net assets from share transactions................      115,350         59,181
                                                                 --------       --------
Change in net assets........................................      151,683        108,109
NET ASSETS:
     Beginning of period....................................      472,544        364,435
                                                                 --------       --------
     End of period..........................................     $624,227       $472,544
                                                                 ========       ========
SHARE TRANSACTIONS:
     Issued.................................................       11,868         12,777
     Reinvested.............................................          539            189
     Redeemed...............................................       (5,635)        (9,008)
                                                                 --------       --------
Change in shares............................................        6,772          3,958
                                                                 ========       ========

------------

(a) Amount is less than 1,000.

    See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                        FOR THE YEAR ENDED JUNE 30, 1998
(Amounts in Thousands)

                                                                                 GROWTH        INTERNATIONAL
                                                          ASSET ALLOCATION    OPPORTUNITIES    EQUITY INDEX
                                                                FUND              FUND             FUND
                                                          ----------------    -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Total investment income.................................    $     8,147        $     5,683      $    11,034
Net Expenses............................................         (2,626)            (9,621)          (4,637)
                                                            -----------        -----------      -----------
Net investment income (loss)............................          5,521             (3,938)           6,397
  Adjustments to reconcile net investment income to net
     cash provided (used) by operating activities:
     (Amortization)/accretion of discount/premium.......            (97)                --              (15)
     Change in interest and dividends receivable........           (348)               (38)          (1,328)
     Change in accrued expenses and other payables......            249                554              232
                                                            -----------        -----------      -----------
     Total adjustments..................................           (196)               516           (1,111)
                                                            -----------        -----------      -----------
Net cash provided (used) by operating activities........          5,325             (3,422)           5,286
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of short-term investments.........      1,841,799          3,505,742        2,507,704
  Proceeds from sales of long-term investments..........         92,165          1,372,349           49,480
  Purchases of short-term investments...................     (1,853,269)        (3,568,447)      (2,513,911)
  Purchases of long-term investments....................       (146,956)        (1,406,474)        (146,672)
  Purchases of short-term investments with cash received
     as collateral from securities lending..............        (28,905)          (205,962)         (92,361)
  Mark to market of futures.............................          1,217                 --              612
                                                            -----------        -----------      -----------
Net cash provided (used) by investing activities........        (93,949)          (302,792)        (195,148)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...........................        115,990            347,298          200,975
  Cost of shares redeemed...............................        (47,244)          (215,357)         (93,748)
  Distributions paid to shareholders....................        (25,339)           (94,972)         (17,882)
  Dividends reinvested..................................         16,312             63,284            8,155
  Collateral received from securities lending...........         28,905            205,962           92,361
                                                            -----------        -----------      -----------
Net cash provided (used) by financing activities........         88,624            306,215          189,861
Net increase (decrease) in cash.........................             --                  1               (1)
Cash at beginning of period.............................             --                 --                1
                                                            -----------        -----------      -----------
Cash at end of period...................................    $        --        $         1      $        --
                                                            ===========        ===========      ===========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1998

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Small Capitalization Fund (previously named the Gulf South Growth Fund) and the International Equity Index Fund (individually a "Fund", collectively the "Funds") only. In 1997 the investment objective of the Gulf South Growth Fund was changed to permit investments in companies headquartered or doing business outside of the Southeastern region of the United States, and to focus the Fund's investments to a greater extent on investments in the equity securities of small capitalization and emerging growth companies. As a result, the name of the Fund was changed to The One Group Small Capitalization Fund. Each Fund is a diversified mutual fund.

   The Funds' investment objectives are as follows:

      FUND                                  OBJECTIVE
      ----                                  ---------
      Asset Allocation Fund                 To provide total return while preserving capital.

      Income Equity Fund                    Current income through regular payment of dividends with
                                             the secondary goal of achieving capital appreciation by
                                             investing primarily in equity securities.

      Equity Index Fund                     Investment results that correspond to the aggregate price
                                             and dividend performance of the securities in the
                                             Standard & Poor's 500 Composite Stock Price Index.

      Value Growth Fund                     Long-term capital growth and growth of income with a
                                             secondary objective of providing a moderate level of
                                             current income.

      Large Company Value Fund              Capital appreciation with the incidental goal of
                                             achieving current income by investing primarily in
                                             equity securities.

      Disciplined Value Fund                Capital appreciation with the secondary goal of achieving
                                             current income by investing primarily in equity
                                             securities.

      Large Company Growth Fund             Long-term capital appreciation and growth of income by
                                             investing primarily in equity securities.

      Growth Opportunities Fund             Growth of capital and secondarily, current income by
                                             investing primarily in equity securities.

      Small Capitalization Fund             Long-term capital growth, primarily by investing in a
                                             portfolio of equity securities of small-capitalization
                                             and emerging growth companies.

      International Equity Index Fund       To provide investment results that correspond to the
                                             aggregate price and dividend performance of the
                                             securities in the Gross Domestic Product Weighted Morgan
                                             Stanley Capital International Europe, Australia, and Far
                                             East Index.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

       Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Fair Value Committee which is comprised of members from Banc One Investment Advisors Corporation (the "Advisor") and The One Group Services Company (the "Administrator") under the direction of the Board of Trustees.

       FOREIGN CURRENCY TRANSLATION

       Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       FORWARD FOREIGN CURRENCY CONTRACTS

       Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

       REPURCHASE AGREEMENTS

       The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

       transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

       WRITTEN OPTIONS

       The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

       FUTURES CONTRACTS

       The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

       INDEXED SECURITIES

       The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

       SECURITIES LENDING

       To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

   considered to be illiquid investments. As of June 30, 1998, the following Funds had securities with the following market values on loan (amounts in thousands):

                                      MARKET VALUE    MARKET VALUE    MARKET VALUE
                                         OF CASH       OF NON-CASH      OF LOANED
                                       COLLATERAL      COLLATERAL      SECURITIES
                                      -------------   -------------   -------------
Asset Allocation Fund...............    $ 28,905         $ 7,650        $ 35,563
Income Equity Fund..................      52,967           8,656          59,102
Equity Index Fund...................     114,880           6,175         117,972
Value Growth Fund...................      49,140           1,726          49,552
Large Company Value Fund............      83,126          14,954          95,208
Disciplined Value Fund..............      59,486              --          58,328
Large Company Growth Fund...........     177,147           1,841         170,452
Growth Opportunities Fund...........     205,962           5,570         206,531
Small Capitalization Fund...........      14,537              --          14,520
International Equity Index Fund.....      92,361              --          91,782

       The loaned securities were fully collateralized by cash and U.S. Government securities as of June 30, 1998.

       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared and paid monthly for the Funds except for the International Equity Index Fund which declares and pays dividends, if any, at least annually. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

       Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

       FEDERAL INCOME TAXES

       The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

       investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more. The Trust is registered to offer forty series and five classes of shares: Fiduciary Class, Class A, Class B, Class C and Service Class. Currently, the Trust consists of thirty-three active funds. The Funds are each authorized to issue Fiduciary Class, Class A, Class B and Class C Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C Shares are subject to contingent deferred sales charges in accordance with the Fund's prospectus. As of June 30, 1998, there were no shareholders in Class C of the Asset Allocation Fund, Large Company Value Fund or the Disciplined Value Fund. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the fiscal years ended June 30, 1998 and 1997:

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998
(Amounts in Thousands)

                                          ASSET ALLOCATION FUND        INCOME EQUITY FUND           EQUITY INDEX FUND
                                        -------------------------   -------------------------   -------------------------
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                           1998          1997          1998          1997          1998          1997
                                        -----------   -----------   -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.........   $ 30,168      $ 36,157      $  58,578     $  39,671     $ 190,730     $193,036
  Proceeds from shares issued in
    conversion........................         --        37,254         70,389       283,942            --           --
  Dividends reinvested................      4,088         3,380         15,841         7,467         4,908        3,889
  Cost of shares redeemed.............    (30,385)      (41,096)      (171,640)     (115,841)     (132,565)    (148,567)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in net assets from
    Fiduciary Share transactions......   $  3,871      $ 35,695      $ (26,832)    $ 215,239     $  63,073     $ 48,358
                                         ========      ========      =========     =========     =========     ========
CLASS A SHARES:
  Proceeds from shares issued.........   $ 19,947      $ 14,748      $  40,534     $  33,483     $ 115,183     $ 72,287
  Dividends reinvested................      4,728         1,663          9,837         2,597         4,949        1,279
  Cost of shares redeemed.............     (8,491)       (5,587)       (21,803)      (15,299)      (34,893)     (25,085)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in net assets from
    Class A Share transactions........   $ 16,184      $ 10,824      $  28,568     $  20,781     $  85,239     $ 48,481
                                         ========      ========      =========     =========     =========     ========
CLASS B SHARES:
  Proceeds from shares issued.........   $ 65,995      $ 23,133      $  75,943     $  40,300     $ 144,112     $106,720
  Dividends reinvested................      7,496         1,797         10,575         1,874         6,727        1,425
  Cost of shares redeemed.............     (8,395)       (3,197)       (13,487)       (4,603)      (24,214)      (6,482)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in net assets from
    Class B Share transactions........   $ 65,096      $ 21,733      $  73,031     $  37,571     $ 126,625     $101,663
                                         ========      ========      =========     =========     =========     ========
CLASS C SHARES:
  Proceeds from shares issued.........                               $     716                   $   3,146
  Dividends reinvested................                                      13                           3
  Cost of shares redeemed.............                                      --                         (72)
                                                                     ---------                   ---------
  Change in net assets from
    Class C Share transactions........                               $     729                   $   3,077
                                                                     =========                   =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued..............................      2,320         3,003          2,678         2,121         8,081       10,607
  Issued in conversion................         --         3,076          3,342        14,913            --           --
  Reinvested..........................        322           284            736           412           212          215
  Redeemed............................     (2,330)       (3,348)        (7,605)       (6,085)       (5,630)      (8,036)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in Fiduciary Shares..........        312         3,015           (849)       11,361         2,663        2,786
                                         ========      ========      =========     =========     =========     ========
CLASS A SHARES:
  Issued..............................      1,513         1,212          1,796         1,768         4,740        3,962
  Reinvested..........................        370           139            459           142           213           69
  Redeemed............................       (645)         (460)          (966)         (814)       (1,415)      (1,452)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in Class A Shares............      1,238           891          1,289         1,096         3,538        2,579
                                         ========      ========      =========     =========     =========     ========
CLASS B SHARES:
  Issued..............................      4,971         1,899          3,365         2,112         5,913        5,693
  Reinvested..........................        586           150            494           102           294           76
  Redeemed............................       (632)         (263)          (595)         (242)         (984)        (342)
                                         --------      --------      ---------     ---------     ---------     --------
  Change in Class B Shares............      4,925         1,786          3,264         1,972         5,223        5,427
                                         ========      ========      =========     =========     =========     ========
CLASS C SHARES:
  Issued..............................                                      32                         121
  Reinvested..........................                                       1                          --(a)
  Redeemed............................                                      --                          (2)
                                                                     ---------                   ---------
  Change in Class C Shares............                                      33                         119
                                                                     =========                   =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998
(Amounts in Thousands)

                                                                               LARGE COMPANY VALUE
                                                    VALUE GROWTH FUND                 FUND               DISCIPLINED VALUE FUND
                                                -------------------------   -------------------------   -------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                   1998          1997          1998          1997          1998          1997
                                                -----------   -----------   -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.................   $ 203,642     $ 222,240     $ 126,127     $ 150,998       137,992     $  95,887
  Proceeds from shares issued in conversion...          --            --            --        63,222            --        48,296
  Dividends reinvested........................      22,920        32,485        22,134        25,070        45,915        27,911
  Cost of shares redeemed.....................    (117,078)      (59,895)     (132,244)     (229,727)     (158,657)     (168,332)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in net assets from
    Fiduciary Share transactions..............   $ 109,484     $ 194,830     $  16,017     $   9,563        25,250     $   3,762
                                                 =========     =========     =========     =========     =========     =========
CLASS A SHARES:
  Proceeds from shares issued.................   $  26,868     $   9,761     $  11,457     $  10,438     $   8,085     $   8,230
  Dividends reinvested........................       6,201         5,980         1,150         1,100         4,444         2,515
  Cost of shares redeemed.....................     (10,432)       (9,421)      (13,864)       (8,010)       (9,149)       (9,255)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in net assets from
    Class A Share transactions................   $  22,637     $   6,320     $  (1,257)    $   3,528     $   3,380     $   1,490
                                                 =========     =========     =========     =========     =========     =========
CLASS B SHARES:
  Proceeds from shares issued.................   $  12,570     $   4,685     $   7,652     $   4,293     $   7,198     $   3,194
  Dividends reinvested........................       1,480         1,007           765           474         3,721         1,934
  Cost of shares redeemed.....................      (1,805)         (930)       (2,065)         (670)       (3,099)       (2,293)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in net assets from
    Class B Share transactions................   $  12,245     $   4,762     $   6,352     $   4,097     $   7,820     $   2,835
                                                 =========     =========     =========     =========     =========     =========
CLASS C SHARES:
  Proceeds from shares issued.................   $   1,212
  Dividends reinvested........................          --(a)
  Cost of shares redeemed.....................          (3)
                                                 ---------
  Change in net assets from
    Class C Share transactions................   $   1,209
                                                 =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued......................................      16,681        21,444         8,011        11,519         8,280         6,612
  Issued in conversion........................          --            --            --         4,655            --         3,333
  Reinvested..................................       1,984         3,352         1,462         1,931         2,926         1,984
  Redeemed....................................      (9,458)       (5,755)       (8,381)      (17,266)       (9,567)      (11,571)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in Fiduciary Shares..................       9,207        19,041         1,092           839         1,639           358
                                                 =========     =========     =========     =========     =========     =========
CLASS A SHARES:
  Issued......................................       2,167           929           712           793           481           559
  Reinvested..................................         531           615            75            84           277           178
  Redeemed....................................        (847)         (893)         (849)         (607)         (544)         (628)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in Class A Shares....................       1,851           651           (62)          270           214           109
                                                 =========     =========     =========     =========     =========     =========
CLASS B SHARES:
  Issued......................................       1,005           453           475           317           428           219
  Reinvested..................................         127           104            49            36           232           137
  Redeemed....................................        (147)          (90)         (127)          (50)         (185)         (156)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
  Change in Class B Shares....................         985           467           397           303           475           200
                                                 =========     =========     =========     =========     =========     =========
CLASS C SHARES:
  Issued......................................          92
  Reinvested..................................          --(a)
  Redeemed....................................          --(a)
                                                 ---------
  Change in Class C Shares....................          92
                                                 =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998
(Amounts in Thousands)

                                                  LARGE COMPANY GROWTH
                                                          FUND              GROWTH OPPORTUNITIES FUND   SMALL CAPITALIZATION FUND
                                                -------------------------   -------------------------   -------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                   1998          1997          1998          1997          1998          1997
                                                -----------   -----------   -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.................   $ 181,645     $ 134,662     $ 203,143     $ 216,371     $ 50,388      $  9,250
  Proceeds from shares issued in conversion...      81,659       289,603        57,769            --           --            --
  Dividends reinvested........................      75,483        22,758        49,055        48,075        7,886         7,857
  Cost of shares redeemed.....................    (208,952)     (274,724)     (189,297)     (199,916)     (30,812)      (23,477)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in net assets from
    Fiduciary Share transactions..............   $ 129,835     $ 172,299     $ 120,670     $  64,530     $ 27,462      $ (6,370)
                                                 =========     =========     =========     =========     ========      ========
CLASS A SHARES:
  Proceeds from shares issued.................   $  57,440     $  39,340     $  56,011     $  54,262     $  4,568      $  3,550
  Dividends reinvested........................      20,287         4,698         7,158         5,065        1,888         1,821
  Cost of shares redeemed.....................     (33,812)      (17,325)      (19,911)      (46,273)      (3,978)       (6,707)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in net assets from
    Class A Share transactions................   $  43,915     $  26,713     $  43,258     $  13,054     $  2,478      $ (1,336)
                                                 =========     =========     =========     =========     ========      ========
CLASS B SHARES:
  Proceeds from shares issued.................   $ 104,460     $  56,981     $  44,814     $  21,249     $  4,606      $  1,436
  Dividends reinvested........................      24,050         3,781         7,071         3,377          521           295
  Cost of shares redeemed.....................     (16,913)       (7,839)       (6,203)       (2,195)        (703)         (590)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in net assets from
    Class B Share transactions................   $ 111,597     $  52,923     $  45,682     $  22,431     $  4,424      $  1,141
                                                 =========     =========     =========     =========     ========      ========
CLASS C SHARES:
  Proceeds from shares issued.................   $     432                   $   1,070                   $     93
  Dividends reinvested........................           3                          --(a)                      --(a)
  Cost of shares redeemed.....................          --                          (6)
                                                 ---------                   ---------                   --------
  Change in net assets from
    Class C Share transactions................   $     435                   $   1,064                   $     93
                                                 =========                   =========                   ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued......................................       9,422         8,322         9,733        11,966        4,210           933
  Issued in conversion........................       4,595        17,279         3,113            --           --            --
  Reinvested..................................       4,107         1,418         2,574         2,790          724           821
  Redeemed....................................     (10,404)      (16,537)       (8,883)      (11,005)      (2,551)       (2,352)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in Fiduciary Shares..................       7,720        10,482         6,537         3,751        2,383          (598)
                                                 =========     =========     =========     =========     ========      ========
CLASS A SHARES:
  Issued......................................       2,777         2,308         2,614         2,954          374           354
  Reinvested..................................       1,060           285           365           293          173           190
  Redeemed....................................      (1,625)       (1,016)         (940)       (2,503)        (329)         (673)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in Class A Shares....................       2,212         1,577         2,039           744          218          (129)
                                                 =========     =========     =========     =========     ========      ========
CLASS B SHARES:
  Issued......................................       5,151         3,373         2,183         1,212          384           146
  Reinvested..................................       1,283           233           375           200           49            31
  Redeemed....................................        (836)         (462)         (304)         (125)         (59)          (60)
                                                 ---------     ---------     ---------     ---------     --------      --------
  Change in Class B Shares....................       5,598         3,144         2,254         1,287          374           117
                                                 =========     =========     =========     =========     ========      ========
CLASS C SHARES:
  Issued......................................          22                          48                          7
  Reinvested..................................          --(a)                       --(a)                      --(a)
  Redeemed....................................          --                          --(a)                      --
                                                 ---------                   ---------                   --------
  Change in Class C Shares....................          22                          48                          7
                                                 ---------                   ---------                   --------

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

                                         INTERNATIONAL EQUITY
                                              INDEX FUND
                                       -------------------------
                                       YEAR ENDED    YEAR ENDED
                                        JUNE 30,      JUNE 30,
                                          1998          1997
                                       -----------   -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued........   $172,750      $182,120
  Dividends reinvested...............      7,260         2,570
  Cost of shares redeemed............    (77,664)     (129,185)
                                        --------      --------
  Change in net assets from
    Fiduciary Share transactions.....   $102,346      $ 55,505
                                        ========      ========
CLASS A SHARES:
  Proceeds from shares issued........   $ 23,709      $  5,122
  Dividends reinvested...............        536           167
  Cost of shares redeemed............    (13,917)       (4,769)
                                        --------      --------
  Change in net assets from
    Class A Share transactions.......   $ 10,328      $    520
                                        ========      ========
CLASS B SHARES:
  Proceeds from shares issued........   $  4,365      $  4,387
  Dividends reinvested...............        358            97
  Cost of shares redeemed............     (2,165)       (1,328)
                                        --------      --------
  Change in net assets from
    Class B Share transactions.......   $  2,558      $  3,156
                                        ========      ========
CLASS C SHARES:
  Proceeds from shares issued........   $    123
  Dividends reinvested...............         --(a)
  Cost of shares redeemed............         (5)
                                        --------
  Change in net assets from
    Class C Share transactions.......   $    118
                                        ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued.............................     10,217        12,143
  Reinvested.........................        481           171
  Redeemed...........................     (4,685)       (8,601)
                                        --------      --------
  Change in Fiduciary Shares.........      6,013         3,713
                                        ========      ========
CLASS A SHARES:
  Issued.............................      1,376           337
  Reinvested.........................         34            11
  Redeemed...........................       (816)         (317)
                                        --------      --------
  Change in Class A Shares...........        594            31
                                        ========      ========
CLASS B SHARES:
  Issued.............................        268           297
  Reinvested.........................         24             7
  Redeemed...........................       (134)          (90)
                                        --------      --------
  Change in Class B Shares...........        158           214
                                        ========      ========
CLASS C SHARES:
  Issued.............................          7
  Reinvested.........................         --(a)
  Redeemed...........................         --(a)
                                        --------
  Change in Class C Shares...........          7
                                        ========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average net assets of the Income Equity Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, and the Small Capitalization Fund; 0.65% of the average daily net assets of the Asset Allocation Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.30% of the average daily net assets of the Equity Index Fund.

   Independence International Associates ("IIA"), an indirect subsidiary of John Hancock Mutual Life Insurance Company, manages the investment portfolio of the International Equity Index Fund subject to the supervision of the Advisor pursuant to a Sub-Advisory Agreement with the Advisor. For its services, IIA is paid a fee by the Advisor, computed daily and paid monthly, at the annual rate of 0.275% of average daily net assets up to $10 million, 0.225% of average daily net assets over $10 million up to $25 million, 0.195% of net assets over $25 million up to $50 million, 0.125% of the average daily net assets over $50 million up to $100 million and 0.060% of the average daily net assets over $100 million.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares and Class C Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the year ended June 30, 1998, the Distributor received $23,155,470 from commissions earned on sales of Class A Shares and redemptions of Class B Shares and Class C Shares, of which, the Distributor re-allowed $22,831,371 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the year ended June 30, 1998, fees in the following amounts were waived (amounts in thousands):

                                                 INVESTMENT                       12b-1 FEES
                                                ADVISORY FEES   ADMINISTRATION      WAIVED
                                                   WAIVED         FEES WAIVED      CLASS A
                                                -------------   ---------------   ----------
Asset Allocation Fund.........................     $  192            $189            $ 40
Income Equity Fund............................         --              --              99
Equity Index Fund.............................      1,986             633             155
Value Growth Fund.............................         --              --              62
Large Company Value Fund......................         --              --              17
Disciplined Value Fund........................         --              --              28
Large Company Growth Fund.....................         --              --             158
Growth Opportunities Fund.....................         --              --              67
Small Capitalization Fund.....................         --              38              19
International Equity Index Fund...............         --              --              17

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the year ended June 30, 1998 were as follows (amounts in thousands):

                                                              PURCHASES      SALES
                                                              ----------   ----------
Asset Allocation Fund.......................................  $  146,956   $   92,165
Income Equity Fund..........................................     128,438      198,358
Equity Index Fund...........................................     314,037       41,376
Value Growth Fund...........................................     422,844      360,483
Large Company Value Fund....................................     340,970      356,506
Disciplined Value Fund......................................     669,033      716,503
Large Company Growth Fund...................................   1,915,515    1,902,532
Growth Opportunities Fund...................................   1,406,474    1,372,349
Small Capitalization Fund...................................     104,484       94,432
International Equity Index Fund.............................     146,672       49,480

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as options, futures, indexed securities and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

   The following is a summary of option activity for the year ended June 30, 1998 by the Funds (amounts in thousands):

                                                              LARGE COMPANY VALUE FUND
                                                              -------------------------
                                                              SHARES SUBJECT
                                                               TO CONTRACT     PREMIUMS
                                                              --------------   --------
COVERED CALL OPTIONS
  Balance at beginning of period............................          0         $    0
  Options written...........................................      1,080          1,447
  Options closed............................................          0              0
  Options expired...........................................       (592)          (792)
  Options exercised.........................................       (388)          (558)
                                                                  -----         ------
  Options outstanding at end of period......................        100         $   97
                                                                  =====         ======

                                                              LARGE COMPANY GROWTH FUND
                                                              --------------------------
                                                              SHARES SUBJECT
                                                               TO CONTRACT      PREMIUMS
                                                              --------------    --------
PURCHASED CALL OPTIONS
  Balance at beginning period...............................          0          $    0
  Options Purchased.........................................        475           5,148
  Options Sold..............................................       (475)         (5,148)
                                                                  -----          ------
  Options outstanding at end of period......................          0          $    0
                                                                  =====          ======

                                                              LARGE COMPANY VALUE FUND
                                                              -------------------------
                                                              SHARES SUBJECT
                                                               TO CONTRACT     PREMIUMS
                                                              --------------   --------
COVERED CALL OPTIONS
  Options outstanding at end of period consist of:
  Archer-Daniels-Midland Co., $20, 7/20/98..................         50         $   22
  Viacom, Inc., $60, 7/20/98................................         50             56
                                                                  -----         ------
                                                                    100         $   78
                                                                  =====         ======

7. CONCENTRATION OF CREDIT RISK:

   The International Equity Index Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

8. CONVERSION OF COMMON TRUST FUNDS:

   On December 19, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

                                                                   NET ASSET
                                                                     VALUE
                                           SHARES    NET ASSETS    PER SHARE      UNREALIZED
                                           ISSUED    CONVERTED       ISSUED      APPRECIATION
                                           ------    ----------    ----------    ------------
Income Equity Fund.......................  3,342      $70,389        $21.06        $23,821
Large Company Growth Fund................  4,595       81,659         17.77         33,084
Growth Opportunities Fund................  3,113       57,769         18.56         15,137

   On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                   NET ASSET
                                                                     VALUE
                                           SHARES    NET ASSETS    PER SHARE      UNREALIZED
                                           ISSUED    CONVERTED       ISSUED      APPRECIATION
                                           ------    ----------    ----------    ------------
Asset Allocation Fund....................   3,076     $ 37,254       $12.11        $  8,361
Income Equity Fund.......................  14,913      283,942        19.04         150,438
Large Company Value Fund.................   4,655       63,222        13.58           7,315
Disciplined Value Fund...................   3,333       48,296        14.49           7,763
Large Company Growth Fund................  17,279      289,603        16.76         102,448

9. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 1998 (amounts in thousands):

                                                                  20%             28%
                            FUND                              DISTRIBUTION    DISTRIBUTION
                            ----                              ------------    ------------
Asset Allocation Fund.......................................    $ 2,427         $  8,826
Income Equity Fund..........................................     30,673           47,694
Equity Index Fund...........................................     17,664            3,010
Value Growth Fund...........................................      8,988           11,490
Large Company Value Fund....................................     11,322           10,306
Disciplined Value Fund......................................     23,206           45,629
Large Company Growth Fund...................................     92,507          106,905
Growth Opportunities Fund...................................      9,527               --
Small Capitalization Fund...................................      3,165            5,779
International Equity Index Fund.............................      9,654            2,364

   Capital losses and currency losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 1999 (amounts in thousands):

                            FUND                                AMOUNT
                            ----                                ------
International Equity Index Fund.............................    $7,190

   ELIGIBLE DISTRIBUTIONS:

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1998

                            FUND                                AMOUNT
                            ----                                -------
Asset Allocation Fund.......................................     10.66%
Income Equity Fund..........................................     99.78%
Equity Index Fund...........................................     96.31%
Value Growth Fund...........................................     17.65%
Large Company Value Fund....................................     53.51%
Disciplined Value Fund......................................     31.71%
Large Company Growth Fund...................................     29.53%
Growth Opportunities Fund...................................      5.26%
Small Capitalization Fund...................................     18.22%
International Equity Index Fund.............................         --

10. SUBSEQUENT EVENTS

    On May 21, 1998, the Board of Trustees approved an agreement and plan of reorganization and liquidation ("the Plan") with the Marquis Family of Funds (the "Marquis Funds"). Under the Plan, the assets and liabilities of each Marquis fund were transferred to a comparable One Group fund. Shares of the comparable One Group fund were distributed to the Marquis shareholders in a complete liquidation of each Marquis fund. A special Shareholder Meeting to approve the plan was held on July 30, 1998. In a tax-free exchange on August 10, 1998, net assets of the Marquis funds were exchanged for shares of a corresponding fund of The One Group as follows (amounts in thousands):

                                 SHARES                                      NET ASSETS
        ONE GROUP FUND           ISSUED            MARQUIS FUND              CONVERTED
        --------------           ------            ------------              ----------
Asset Allocation Fund            10,802   Balanced Fund                       $141,641
Disciplined Value Fund            9,923   Value Equity Fund                    136,943
Growth Opportunities Fund         1,962   Growth Equity Fund                    38,617
Small Capitalization Fund           376   Small Cap Equity Fund                  3,669
International Equity Index Fund      96   International Equity Fund              1,666

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           ASSET ALLOCATION FUND
                                                              ------------------------------------------------
                                                                                 FIDUCIARY
                                                              ------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                              ------------------------------------------------
                                                                1998      1997      1996      1995      1994
                                                              --------   -------   -------   -------   -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $  12.98   $ 11.71   $ 10.73   $  9.64   $ 10.06
                                                              --------   -------   -------   -------   -------
Investment Activities:
  Net investment income.....................................      0.40      0.43      0.41      0.38      0.29
  Net realized and unrealized gains (losses) from
    investments.............................................      2.24      1.81      1.16      1.12     (0.38)
                                                              --------   -------   -------   -------   -------
    Total from Investment Activities........................      2.64      2.24      1.57      1.50     (0.09)
                                                              --------   -------   -------   -------   -------
Distributions:
  Net investment income.....................................     (0.39)    (0.43)    (0.41)    (0.37)    (0.29)
  Net realized gains........................................     (1.43)    (0.54)    (0.18)    (0.04)    (0.04)
                                                              --------   -------   -------   -------   -------
    Total Distributions.....................................     (1.82)    (0.97)    (0.59)    (0.41)    (0.33)
                                                              --------   -------   -------   -------   -------
NET ASSET VALUE,
  END OF PERIOD.............................................  $  13.80   $ 12.98   $ 11.71   $ 10.73   $  9.64
                                                              ========   =======   =======   =======   =======
Total Return................................................     22.12%    20.16%    14.87%    16.06%    (1.01)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $105,243   $94,971   $50,323   $37,658   $42,751
  Ratio of expenses to average net assets...................      0.85%     0.80%     0.94%     1.06%     1.06%
  Ratio of net investment income to average net assets......      3.03%     3.55%     3.58%     3.72%     2.91%
  Ratio of expenses to average net assets*..................      1.03%     1.00%     1.19%     1.31%     1.33%
  Ratio of net investment income to average net assets*.....      2.85%     3.35%     3.33%     3.47%     2.64%
  Portfolio turnover (a)....................................     46.04%    80.96%    73.38%   115.36%    56.55%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          ASSET ALLOCATION FUND
                                                              ----------------------------------------------
                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                              ----------------------------------------------
                                                               1998      1997      1996      1995      1994
                                                              -------   -------   -------   -------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 13.00   $ 11.72   $ 10.74   $  9.65   $10.06
                                                              -------   -------   -------   -------   ------
Investment Activities:
  Net investment income.....................................     0.36      0.39      0.37      0.35     0.27
  Net realized and unrealized gains (losses) from
    investments.............................................     2.24      1.83      1.16      1.13    (0.38)
                                                              -------   -------   -------   -------   ------
    Total from Investment Activities........................     2.60      2.22      1.53      1.48    (0.11)
                                                              -------   -------   -------   -------   ------
Distributions:
  Net investment income.....................................    (0.36)    (0.40)    (0.37)    (0.34)   (0.26)
  In excess of net investment income........................       --        --        --     (0.01)      --
  Net realized gains........................................    (1.43)    (0.54)    (0.18)    (0.04)   (0.04)
                                                              -------   -------   -------   -------   ------
    Total Distributions.....................................    (1.79)    (0.94)    (0.55)    (0.39)   (0.30)
                                                              -------   -------   -------   -------   ------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 13.81   $ 13.00   $ 11.72   $ 10.74   $ 9.65
                                                              =======   =======   =======   =======   ======
Total Return (Excludes Sales Charge)........................    21.71%    19.85%    14.48%    15.76%   (1.19)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)..........................  $50,456   $31,379   $17,849   $ 4,745   $1,691
  Ratio of expenses to average net assets...................     1.10%     1.05%     1.19%     1.31%    1.33%
  Ratio of net investment income to average net assets......     2.77%     3.30%     3.33%     3.57%    2.68%
  Ratio of expenses to average net assets*..................     1.38%     1.34%     1.54%     1.66%    1.67%
  Ratio of net investment income to average net assets*.....     2.49%     3.01%     2.98%     3.22%    2.34%
  Portfolio turnover (a)....................................    46.04%    80.96%    73.38%   115.36%   56.55%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         ASSET ALLOCATION FUND
                                                          ----------------------------------------------------
                                                                                CLASS B
                                                          ----------------------------------------------------
                                                                                                   JANUARY 14,
                                                                   YEAR ENDED JUNE 30,               1994 TO
                                                          --------------------------------------    JUNE 30,
                                                            1998       1997      1996      1995      1994(a)
                                                          --------   --------   -------   ------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  13.04   $  11.76   $ 10.76   $ 9.67     $10.37
                                                          --------   --------   -------   ------     ------
Investment Activities:
  Net investment income.................................      0.26       0.30      0.28     0.27       0.08
  Net realized and unrealized gains (losses) from
    investments.........................................      2.26       1.83      1.18     1.14       (0.70)
                                                          --------   --------   -------   ------     ------
    Total from Investment Activities....................      2.52       2.13      1.46     1.41      (0.62)
                                                          --------   --------   -------   ------     ------
Distributions:
  Net investment income.................................     (0.26)     (0.31)    (0.28)   (0.27)     (0.08)
  In excess of net investment income....................        --         --        --    (0.01)        --
  Net realized gains....................................     (1.43)     (0.54)    (0.18)   (0.04)        --
                                                          --------   --------   -------   ------     ------
    Total Distributions.................................     (1.69)     (0.85)    (0.46)   (0.32)     (0.08)
                                                          --------   --------   -------   ------     ------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  13.87   $  13.04   $ 11.76   $10.76     $ 9.67
                                                          ========   ========   =======   ======     ======
Total Return (Excludes Sales Charge)....................     20.95%     18.90%    13.79%   14.90%     (5.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................  $114,957   $ 43,900   $18,575   $3,019     $1,862
  Ratio of expenses to average net assets...............      1.85%      1.81%     1.94%    2.07%      2.40% (c)
  Ratio of net investment income to average net
    assets..............................................      2.01%      2.54%     2.58%    2.77%      1.99% (c)
  Ratio of expenses to average net assets*..............      2.03%      2.01%     2.19%    2.31%      2.40% (c)
  Ratio of net investment income to average net
    assets*.............................................      1.83%      2.34%     2.33%    2.52%      1.99% (c)
  Portfolio turnover (d)................................     46.04%     80.96%    73.38%  115.36%     56.55%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  INCOME EQUITY FUND
                                                               --------------------------------------------------------
                                                                                      FIDUCIARY
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995        1994
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................    $  21.93    $  17.65    $  15.13    $  13.22    $  13.21
                                                               --------    --------    --------    --------    --------
Investment Activities:
  Net investment income....................................        0.32        0.36        0.40        0.40        0.39
  Net realized and unrealized gains (losses) from
    investments............................................        4.36        4.89        3.22        2.28        0.01
                                                               --------    --------    --------    --------    --------
    Total from Investment Activities.......................        4.68        5.25        3.62        2.68        0.40
                                                               --------    --------    --------    --------    --------
Distributions:
  Net investment income....................................       (0.31)      (0.36)      (0.40)      (0.40)      (0.39)
  Net realized gains.......................................       (2.23)      (0.61)      (0.70)      (0.37)         --
                                                               --------    --------    --------    --------    --------
    Total Distributions....................................       (2.54)      (0.97)      (1.10)      (0.77)      (0.39)
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD............................................    $  24.07    $  21.93    $  17.65    $  15.13    $  13.22
                                                               ========    ========    ========    ========    ========
Total Return...............................................       23.18%      30.90%      24.53%      21.04%       3.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................    $691,878    $649,007    $321,827    $170,919    $198,787
  Ratio of expenses to average net assets..................        1.00%       1.00%       0.98%       1.01%       0.98%
  Ratio of net investment income to average net assets.....        1.39%       1.91%       2.44%       2.85%       3.18%
  Ratio of expenses to average net assets*.................        1.00%       1.00%       1.01%       1.01%       1.05%
  Ratio of net investment income to average net assets*....        1.39%       1.91%       2.41%       2.85%       3.11%
  Portfolio turnover (a)...................................       14.64%      28.18%      14.92%       4.03%      22.69%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INCOME EQUITY FUND
                                                            ----------------------------------------------------
                                                                                  CLASS A
                                                            ----------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                            ----------------------------------------------------
                                                              1998       1997       1996       1995       1994
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  21.90   $  17.64   $  15.11   $  13.20   $  13.20
                                                            --------   --------   --------   --------   --------
Investment Activities:
  Net investment income...................................      0.25       0.31       0.38       0.03       0.36
  Net realized and unrealized gains (losses) from
    investments...........................................      4.37       4.87       3.20       2.29         --
                                                            --------   --------   --------   --------   --------
    Total from Investment Activities......................      4.62       5.18       3.58       2.32       0.36
                                                            --------   --------   --------   --------   --------
Distributions:
  Net investment income...................................     (0.25)     (0.31)     (0.35)     (0.03)     (0.34)
  In excess of net investment income......................        --         --         --      (0.01)     (0.02)
  Net realized gains......................................     (2.23)     (0.61)     (0.70)     (0.37)        --
                                                            --------   --------   --------   --------   --------
    Total Distributions...................................     (2.48)     (0.92)     (1.05)     (0.41)     (0.36)
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD...........................................  $  24.04   $  21.90   $  17.64   $  15.11   $  13.20
                                                            ========   ========   ========   ========   ========
Total Return (Excludes Sales Charge)......................     22.91%     30.39%     24.23%     20.79%      2.95%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................  $117,682   $ 78,976   $ 44,284   $ 13,793   $ 12,054
  Ratio of expenses to average net assets.................      1.25%      1.25%      1.23%      1.26%      1.23%
  Ratio of net investment income to average net assets....      1.15%      1.65%      2.19%      2.61%      3.01%
  Ratio of expenses to average net assets*................      1.35%      1.34%      1.36%      1.36%      1.40%
  Ratio of net investment income to average net assets*...      1.05%      1.56%      2.06%      2.51%      2.84%
  Portfolio turnover (a)..................................     14.64%     28.18%     14.92%      4.03%     22.69%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            INCOME EQUITY FUND
                                                            ---------------------------------------------------
                                                                                  CLASS B
                                                            ---------------------------------------------------
                                                                                                    JANUARY 14,
                                                                     YEAR ENDED JUNE 30,              1994 TO
                                                            -------------------------------------    JUNE 30,
                                                              1998      1997      1996      1995      1994(a)
                                                            --------   -------   -------   ------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  21.95   $ 17.68   $ 15.14   $13.23     $13.83
                                                            --------   -------   -------   ------     ------
Investment Activities:
  Net investment income...................................      0.26      0.17      0.24     0.26       0.11
  Net realized and unrealized gains (losses) from
    investments...........................................      4.36      4.89      3.23     2.29      (0.60)
                                                            --------   -------   -------   ------     ------
    Total from Investment Activities......................      4.62      5.06      3.47     2.55      (0.49)
                                                            --------   -------   -------   ------     ------
Distributions:
  Net investment income...................................    (0.26)    (0.18)    (0.23)   (0.25)      (0.11)
  In excess of net investment income......................        --        --        --   (0.02)         --
  Net realized gains......................................    (2.23)    (0.61)    (0.70)   (0.37)         --
                                                            --------   -------   -------   ------     ------
    Total Distributions...................................    (2.49)    (0.79)    (0.93)   (0.64)      (0.11)
                                                            --------   -------   -------   ------     ------
NET ASSET VALUE,
  END OF PERIOD...........................................  $  24.08   $ 21.95   $ 17.68   $15.14     $13.23
                                                            ========   =======   =======   ======     ======
Total Return (Excludes Sales Charge)......................     21.97%    29.48%    23.41%   19.91%     (3.37)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)........................  $165,813   $79,518   $29,169   $3,468     $1,714
  Ratio of expenses to average net assets.................      1.99%     2.00%     1.98%    2.01%      1.95%(c)
  Ratio of net investment income to average net assets....      0.39%     0.89%     1.44%    1.88%      2.70%(c)
  Ratio of expenses to average net assets*................      1.99%     2.00%     2.01%    2.02%      1.95%(c)
  Ratio of net investment income to average net assets*...      0.39%     0.89%     1.41%    1.87%      2.70%(c)
  Portfolio turnover (d)..................................     14.64%    28.18%    14.92%    4.03%     22.69%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              INCOME EQUITY FUND
                                                              ------------------
                                                                   CLASS C
                                                              ------------------
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                   JUNE 30,
                                                                   1998(a)
                                                              ------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................        $21.40
                                                                    ------
Investment Activities:
  Net investment income.....................................          0.06
  Net realized and unrealized gains (losses) from
    investments.............................................          3.39
                                                                    ------
    Total from Investment Activities........................          3.45
                                                                    ------
Distributions:
  Net investment income.....................................         (0.07)
  Net realized gains........................................         (0.70)
                                                                    ------
    Total Distributions.....................................         (0.77)
                                                                    ------
NET ASSET VALUE,
  END OF PERIOD.............................................        $24.08
                                                                    ======
Total Return (Excludes Sales Charge)........................         16.57% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)..........................        $  795
  Ratio of expenses to average net assets...................          1.98% (c)
  Ratio of net investment income to average net assets......          0.38% (c)
  Portfolio turnover (d)....................................         14.64%

------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  EQUITY INDEX FUND
                                                               --------------------------------------------------------
                                                                                      FIDUCIARY
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995        1994
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................    $  21.80    $  16.66    $  14.03    $  11.59    $  11.92
                                                               --------    --------    --------    --------    --------
Investment Activities:
  Net investment income....................................        0.33        0.35        0.33        0.32        0.29
  Net realized and unrealized gains (losses) from
    investments............................................        5.98        5.27        3.16        2.59       (0.20)
                                                               --------    --------    --------    --------    --------
    Total from Investment Activities.......................        6.31        5.62        3.49        2.91        0.09
                                                               --------    --------    --------    --------    --------
Distributions:
  Net investment income....................................       (0.32)      (0.33)      (0.33)      (0.29)      (0.29)
  In excess of net investment income.......................          --          --       (0.01)      (0.02)      (0.04)
  Net realized gains.......................................       (0.63)      (0.15)      (0.52)      (0.16)      (0.09)
                                                               --------    --------    --------    --------    --------
    Total Distributions....................................       (0.95)      (0.48)      (0.86)      (0.47)      (0.42)
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD............................................    $  27.16    $  21.80    $  16.66    $  14.03    $  11.59
                                                               ========    ========    ========    ========    ========
Total Return...............................................       29.73%      34.30%      25.47%      25.79%       0.63%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000).........................    $671,422    $480,819    $321,058    $234,895    $165,370
  Ratio of expenses to average net assets..................        0.35%       0.30%       0.30%       0.33%       0.46%
  Ratio of net investment income to average net assets.....        1.37%       1.87%       2.18%       2.57%       2.44%
  Ratio of expenses to average net assets*.................        0.62%       0.61%       0.59%       0.66%       0.59%
  Ratio of net investment income to average net assets*....        1.10%       1.56%       1.89%       2.24%       2.31%
  Portfolio turnover (a)...................................        4.32%       5.81%       9.08%       2.71%      11.81%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  EQUITY INDEX FUND
                                                               --------------------------------------------------------
                                                                                       CLASS A
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995        1994
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................    $  21.81    $  16.67    $  14.02    $  11.59    $ 11.91
                                                               --------    --------    --------    --------    -------
Investment Activities:
  Net investment income....................................        0.26        0.29        0.27        0.29       0.28
  Net realized and unrealized gains (losses) from
    investments............................................        5.97        5.28        3.18        2.58     (0.20)
                                                               --------    --------    --------    --------    -------
    Total from Investment Activities.......................        6.23        5.57        3.45        2.87       0.08
                                                               --------    --------    --------    --------    -------
Distributions:
  Net investment income....................................       (0.26)      (0.28)      (0.27)      (0.28)     (0.27)
  In excess of net investment income.......................          --          --       (0.01)         --      (0.04)
  Net realized gains.......................................       (0.63)      (0.15)      (0.52)      (0.16)     (0.09)
                                                               --------    --------    --------    --------    -------
    Total Distributions....................................       (0.89)      (0.43)      (0.80)      (0.44)     (0.40)
                                                               --------    --------    --------    --------    -------
NET ASSET VALUE,
  END OF PERIOD............................................    $  27.15    $  21.81    $  16.67    $  14.02    $ 11.59
                                                               ========    ========    ========    ========    =======
Total Return (Excludes Sales Charge).......................       29.33%      33.94%      25.16%      25.43%      0.56%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................    $218,518    $ 98,338    $ 32,186    $  3,003    $ 1,416
  Ratio of expenses to average net assets..................        0.60%       0.55%       0.55%       0.56%      0.62%
  Ratio of net investment income to average net assets.....        1.11%       1.59%       1.93%       2.38%      2.37%
  Ratio of expenses to average net assets*.................        0.96%       0.95%       0.94%       1.01%      0.94%
  Ratio of net investment income to average net assets*....        0.75%       1.19%       1.54%       1.94%      2.05%
  Portfolio turnover (a)...................................        4.32%       5.81%       9.08%       2.71%     11.81%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           EQUITY INDEX FUND
                                                          ----------------------------------------------------
                                                                                CLASS B
                                                          ----------------------------------------------------
                                                                                                   JANUARY 14,
                                                                   YEAR ENDED JUNE 30,               1994 TO
                                                          --------------------------------------    JUNE 30,
                                                            1998       1997      1996      1995      1994(a)
                                                          --------   --------   -------   ------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  21.80   $  16.68   $ 14.05   $11.61     $12.39
                                                          --------   --------   -------   ------     ------
Investment Activities:
  Net investment income.................................      0.10       0.16      0.16     0.18       0.09
  Net realized and unrealized gains (losses) from
    investments.........................................      5.97       5.27      3.16     2.61      (0.78)
                                                          --------   --------   -------   ------     ------
    Total from Investment Activities....................      6.07       5.43      3.32     2.79      (0.69)
                                                          --------   --------   -------   ------     ------
Distributions:
  Net investment income.................................     (0.11)     (0.16)    (0.16)   (0.19)     (0.09)
  In excess of net investment income....................        --         --     (0.01)      --         --
  Net realized gains....................................     (0.63)     (0.15)    (0.52)   (0.16)        --
                                                          --------   --------   -------   ------     ------
    Total Distributions.................................     (0.74)     (0.31)    (0.69)   (0.35)     (0.09)
                                                          --------   --------   -------   ------     ------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  27.13   $  21.80   $ 16.68   $14.05     $11.61
                                                          ========   ========   =======   ======     ======
Total Return (Excludes Sales Charge)....................     28.47%     32.93%    24.05%   24.58%      (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................  $351,624   $168,699   $38,538   $1,408     $  248
  Ratio of expenses to average net assets...............      1.35%      1.30%     1.30%    1.34%      1.10% (c)
  Ratio of net investment income to average net
    assets..............................................      0.36%      0.83%     1.18%    1.60%      2.08% (c)
  Ratio of expenses to average net assets*..............      1.61%      1.61%     1.59%    1.67%      1.15% (c)
  Ratio of net investment income to average net
    assets*.............................................      0.10%      0.52%     0.89%    1.27%      2.03% (c)
  Portfolio turnover (d)................................      4.32%      5.81%     9.08%    2.71%     11.81%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             EQUITY INDEX FUND
                                                             -----------------
                                                                  CLASS C
                                                                  -------
                                                                NOVEMBER 4,
                                                                  1997 TO
                                                                 JUNE 30,
                                                                  1998(a)
                                                                -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $22.60
                                                                  ------
Investment Activities:
  Net investment income.....................................        0.07
  Net realized and unrealized gains (losses) from
    investments.............................................        4.67
                                                                  ------
    Total from Investment Activities........................        4.74
                                                                  ------
Distributions:
  Net investment income.....................................       (0.08)
  Net realized gains........................................       (0.12)
                                                                  ------
    Total Distributions.....................................       (0.20)
                                                                  ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $27.14
                                                                  ======
Total Return (Excludes Sales Charge)........................       21.07% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $3,214
  Ratio of expenses to average net assets...................        1.35% (c)
  Ratio of net investment income to average net assets......        0.27% (c)
  Ratio of expenses to average net assets*..................        1.60% (c)
  Ratio of net investment income to average net assets*.....        0.02% (c)
  Portfolio turnover (d)....................................        4.32%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      VALUE GROWTH FUND
                                                              ---------------------------------
                                                                          FIDUCIARY
                                                              ---------------------------------
                                                                                     MARCH 26,
                                                              YEAR ENDED JUNE 30,     1996 TO
                                                              -------------------    JUNE 30,
                                                                1998       1997       1996(a)
                                                              --------   --------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $  11.51   $  10.39    $  10.00
                                                              --------   --------    --------
Investment Activities:
  Net investment income.....................................      0.08       0.11        0.03
  Net realized and unrealized gains (losses) from
    investments.............................................      3.36       2.85        0.39
                                                              --------   --------    --------
    Total from Investment Activities........................      3.44       2.96        0.42
                                                              --------   --------    --------
Distributions:
  Net investment income.....................................     (0.08)     (0.11)      (0.03)
  Net realized gains........................................     (1.36)     (1.73)         --
                                                              --------   --------    --------
    Total Distributions.....................................     (1.44)     (1.84)      (0.03)
                                                              --------   --------    --------
NET ASSET VALUE,
  END OF PERIOD.............................................  $  13.51   $  11.51    $  10.39
                                                              ========   ========    ========
Total Return................................................     32.26%     31.97%      10.49%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $630,340   $430,837    $191,212
  Ratio of expenses to average net assets...................      0.98%      0.98%       0.95%(d)
  Ratio of net investment income to average net assets......      0.66%      1.06%       1.13%(d)
  Ratio of expenses to average net assets*..................      0.98%      1.00%       1.04%(d)
  Ratio of net investment income to average net assets*.....      0.66%      1.04%       1.04%(d)
  Portfolio turnover (e)....................................     62.37%    113.17%      65.21%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from date reorganized as a fund of The One Group.

(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         VALUE GROWTH FUND
                                                 ------------------------------------------------------------------
                                                                              CLASS A
                                                 ------------------------------------------------------------------
                                                                         SEVEN
                                                                         MONTHS
                                                 YEAR ENDED JUNE 30,     ENDED          YEAR ENDED NOVEMBER 30,
                                                 --------------------   JUNE 30,     ------------------------------
                                                   1998        1997     1996(a)        1995       1994       1993
                                                 --------    --------   --------     --------   --------   --------
NET ASSET VALUE,
  BEGINNING OF PERIOD..........................  $ 11.50     $ 10.39    $ 11.15      $   9.00   $  10.02   $   9.42
                                                 -------     -------    -------      --------   --------   --------
Investment Activities:
  Net investment income........................     0.05        0.09       0.94          0.12       0.13       0.11
  Net realized and unrealized gains (losses)
    from investments...........................     3.36        2.83       0.08          2.44      (0.56)      0.83
                                                 -------     -------    -------      --------   --------   --------
    Total from Investment Activities...........     3.41        2.92       1.02          2.56      (0.43)      0.94
                                                 -------     -------    -------      --------   --------   --------
Distributions:
  Net investment income........................    (0.05)      (0.08)     (0.94)        (0.12)     (0.14)     (0.12)
  In excess of net investment income...........       --          --      (0.01)           --         --         --
  Net realized gains...........................    (1.36)      (1.73)     (0.83)        (0.29)     (0.45)     (0.22)
                                                 -------     -------    -------      --------   --------   --------
    Total Distributions........................    (1.41)      (1.81)     (1.78)        (0.41)     (0.59)     (0.34)
                                                 -------     -------    -------      --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD................................  $ 13.50     $ 11.50    $ 10.39      $  11.15   $   9.00   $  10.02
                                                 =======     =======    =======      ========   ========   ========
Total Return (Excludes Sales Charge)...........    31.96%      31.53%     10.40%(b)     29.57%     (4.32)%    10.13%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)............  $80,500     $47,306    $35,984      $217,978   $173,198   $171,141
  Ratio of expenses to average net assets......     1.23%       1.23%      0.97%(c)      0.95%      0.96%      0.96%
  Ratio of net investment income to average net
    assets.....................................     0.40%       0.83%      0.85%(c)      1.25%      1.34%      1.21%
  Ratio of expenses to average net assets*.....     1.33%       1.34%      1.05%(c)      0.95%      0.96%      0.96%
  Ratio of net investment income to average net
    assets*....................................     0.30%       0.72%      0.77%(c)      1.25%      1.34%      1.21%
  Portfolio turnover (d).......................    62.37%     113.17%     65.21%        77.00%     53.00%     66.00%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                Value Growth Fund
                                                         ---------------------------------------------------------------
                                                                                     Class B
                                                         ---------------------------------------------------------------
                                                                                SEVEN
                                                             Year Ended         MONTHS                     SEPTEMBER 9,
                                                              June 30,          ENDED       YEAR ENDED        1994 TO
                                                         ------------------    JUNE 30,    NOVEMBER 30,    NOVEMBER 30,
                                                          1998       1997      1996(a)         1995           1994(b)
                                                         -------    -------    --------    ------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $ 11.47    $ 10.39    $ 11.16        $ 9.01          $  9.85
                                                         -------    -------    -------        ------          -------
Investment Activities:
  Net investment income (loss).......................      (0.02)      0.01       0.91          0.05             0.02
  Net realized and unrealized gains (losses) from
    investments......................................       3.31       2.82       0.07          2.46            (0.84)
                                                         -------    -------    -------        ------          -------
    Total from Investment Activities.................       3.29       2.83       0.98          2.51            (0.82)
                                                         -------    -------    -------        ------          -------
Distributions:
  Net investment income..............................         --      (0.02)    (0.91)         (0.07)           (0.02)
  In excess of net investment income.................         --         --     (0.01)            --               --
  Net realized gains.................................      (1.36)     (1.73)    (0.83)         (0.29)              --
                                                         -------    -------    -------        ------          -------
    Total Distributions..............................      (1.36)     (1.75)    (1.75)         (0.36)           (0.02)
                                                         -------    -------    -------        ------          -------
NET ASSET VALUE,
  END OF PERIOD......................................    $ 13.40    $ 11.47    $ 10.39        $11.16          $  9.01
                                                         =======    =======    =======        ======          =======
Total Return (Excludes Sales Charge).................      30.89%     30.52%      9.96%(c)     28.74%           (8.31)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................    $25,501    $10,517    $ 4,673        $2,923          $   412
  Ratio of expenses to average net assets............       1.98%     1.98%       1.86%(d)      1.70%            1.71% (d)
  Ratio of net investment income to average net
    assets...........................................      (0.35)%    0.07%       0.13%(d)      0.38%            0.76% (d)
  Ratio of expenses to average net assets*...........       1.98%     2.00%       1.94%(d)      1.70%            1.71% (d)
  Ratio of net investment income to average net
    assets*..........................................      (0.35)%    0.05%       0.05%(d)      0.38%            0.76% (d)
  Portfolio turnover (e).............................      62.37%    113.17%     65.21%        77.00%           53.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996.

(b) Period from commencement of operations.
(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              VALUE GROWTH FUND
                                                              -----------------
                                                                   CLASS C
                                                              -----------------
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                  JUNE 30,
                                                                   1998(a)
                                                              -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................       $11.76
                                                                   ------
Investment Activities:
  Net realized and unrealized gains (losses) from
    investments.............................................         2.35
                                                                   ------
    Total from Investment Activities........................         2.35
                                                                   ------
Distributions:
  Net investment income.....................................        (0.01)
  Net realized gains........................................        (0.63)
                                                                   ------
    Total Distributions.....................................        (0.64)
                                                                   ------
NET ASSET VALUE,
  END OF PERIOD.............................................       $13.47
                                                                   ======
Total Return (Excludes Sales Charge)........................        20.87%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $1,234
  Ratio of expenses to average net assets...................         1.99% (c)
  Ratio of net investment income to average net assets......        (0.43)%(c)
  Portfolio turnover (d)....................................        62.37%

------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              LARGE COMPANY VALUE FUND
                                                          ----------------------------------------------------------------
                                                                                     FIDUCIARY
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------
                                                            1998          1997          1996          1995          1994
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $  14.79      $  12.83      $  12.87      $  11.34      $  11.64
                                                          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income.................................      0.21          0.27          0.31          0.31          0.20
  Net realized and unrealized gains (losses) from
    investments.........................................      2.84          3.01          1.20          2.18         (0.01)
                                                          --------      --------      --------      --------      --------
    Total from Investment Activities....................      3.05          3.28          1.51          2.49          0.19
                                                          --------      --------      --------      --------      --------
Distributions:
  Net investment income.................................     (0.21)        (0.26)        (0.31)        (0.32)        (0.19)
  Net realized gains....................................     (0.93)        (1.06)        (1.24)        (0.64)        (0.30)
                                                          --------      --------      --------      --------      --------
    Total Distributions.................................     (1.14)        (1.32)        (1.55)        (0.96)        (0.49)
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  16.70      $  14.79      $  12.83      $  12.87      $  11.34
                                                          ========      ========      ========      ========      ========
Total Return............................................     21.46%        27.10%        12.71%        23.42%        (1.59)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................  $792,649      $686,156      $584,527      $365,376      $169,127
  Ratio of expenses to average net assets...............      0.95%         0.97%         0.97%         1.00%         0.95%
  Ratio of net investment income to average net
    assets..............................................      1.34%         1.99%         2.43%         2.74%         1.72%
  Ratio of expenses to average net assets*..............      0.95%         0.97%         0.98%         1.01%         1.02%
  Ratio of net investment income to average net
    assets*.............................................      1.34%         1.99%         2.42%         2.73%         1.65%
  Portfolio turnover (a)................................     47.35%        77.05%       186.84%       203.13%       111.72%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              LARGE COMPANY VALUE FUND
                                                              --------------------------------------------------------
                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                              --------------------------------------------------------
                                                               1998         1997         1996        1995        1994
                                                              -------      -------      ------      ------      ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 14.85      $ 12.87      $12.89      $11.34      $11.64
                                                              -------      -------      ------      ------      ------
Investment Activities:
  Net investment income.....................................     0.18         0.23        0.27        0.28        0.17
  Net realized and unrealized gains (losses) from
    investments.............................................     2.84         3.04        1.22        2.20       (0.01)
                                                              -------      -------      ------      ------      ------
    Total from Investment Activities........................     3.02         3.27        1.49        2.48        0.16
                                                              -------      -------      ------      ------      ------
Distributions:
  Net investment income.....................................    (0.17)       (0.23)      (0.27)      (0.27)      (0.16)
  In excess of net investment income........................       --           --          --       (0.02)         --
  Net realized gains........................................    (0.93)       (1.06)      (1.24)      (0.64)      (0.30)
                                                              -------      -------      ------      ------      ------
    Total Distributions.....................................    (1.10)       (1.29)      (1.51)      (0.93)      (0.46)
                                                              -------      -------      ------      ------      ------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 16.77      $ 14.85      $12.87      $12.89      $11.34
                                                              =======      =======      ======      ======      ======
Total Return (Excludes Sales Charge)........................    21.14%       26.90%      12.40%      22.64%       1.35%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $15,699      $14,832      $9,380      $3,481      $  698
  Ratio of expenses to average net assets...................     1.20%        1.22%       1.22%       1.25%       1.20%
  Ratio of net investment income to average net assets......     1.10%        1.72%       2.18%       2.52%       1.57%
  Ratio of expenses to average net assets*..................     1.30%        1.31%       1.33%       1.37%       1.37%
  Ratio of net investment income to average net assets*.....     1.00%        1.63%       2.07%       2.41%       1.40%
  Portfolio turnover (a)....................................    47.35%       77.05%     186.84%     203.13%     111.72%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              LARGE COMPANY VALUE FUND
                                                            ------------------------------------------------------------
                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                                                             JANUARY 14,
                                                                        YEAR ENDED JUNE 30,                    1994 TO
                                                            -------------------------------------------       JUNE 30,
                                                             1998         1997        1996        1995         1994(a)
                                                            -------      ------      ------      ------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................  $ 14.95      $12.98      $12.96      $11.41        $11.87
                                                            -------      ------      ------      ------        ------
Investment Activities:
  Net investment income...................................     0.07        0.14        0.18        0.17          0.05
  Net realized and unrealized gains (losses) from
    investments...........................................     2.84        3.04        1.26        2.19         (0.46)
                                                            -------      ------      ------      ------        ------
    Total from Investment Activities......................     2.91        3.18        1.44        2.36         (0.41)
                                                            -------      ------      ------      ------        ------
Distributions:
  Net investment income...................................    (0.09)      (0.15)      (0.18)      (0.17)        (0.05)
  Net realized gains......................................    (0.93)      (1.06)      (1.24)      (0.64)           --
                                                            -------      ------      ------      ------        ------
    Total Distributions...................................    (1.02)      (1.21)      (1.42)      (0.81)        (0.05)
                                                            -------      ------      ------      ------        ------
NET ASSET VALUE,
  END OF PERIOD...........................................  $ 16.84      $14.95      $12.98      $12.96        $11.41
                                                            =======      ======      ======      ======        ======
Total Return (Excludes Sales Charge)......................    20.18%      25.86%      11.95%      22.28%         3.48% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................  $17,154      $9,288      $4,135      $  861        $  182
  Ratio of expenses to average net assets.................     1.95%       1.97%       1.97%       2.00%         2.00% (c)
  Ratio of net investment income to average net assets....     0.33%       0.96%       1.43%       1.74%         1.06% (c)
  Ratio of expenses to average net assets*................     1.95%       1.97%       1.98%       2.01%         2.00% (c)
  Ratio of net investment income to average net assets*...     0.33%       0.96%       1.42%       1.72%         1.06% (c)
  Portfolio turnover (d)..................................    47.35%      77.05%     186.84%     203.13%       111.72%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               DISCIPLINED VALUE FUND
                                                          ----------------------------------------------------------------
                                                                                     FIDUCIARY
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------
                                                            1998          1997          1996          1995          1994
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  15.65      $  14.69      $  13.20      $  11.90      $  12.76
                                                          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income.................................      0.14          0.22          0.29          0.28          0.26
  Net realized and unrealized gains from investments....      3.99          2.57          2.27          1.57          0.29
                                                          --------      --------      --------      --------      --------
    Total from Investment Activities....................      4.13          2.79          2.56          1.85          0.55
                                                          --------      --------      --------      --------      --------
Distributions:
  Net investment income.................................     (0.14)        (0.22)        (0.29)        (0.27)        (0.26)
  Net realized gains....................................     (2.74)        (1.61)        (0.78)        (0.28)        (1.15)
                                                          --------      --------      --------      --------      --------
    Total Distributions.................................     (2.88)        (1.83)        (1.07)        (0.55)        (1.41)
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  16.90      $  15.65      $  14.69      $  13.20      $  11.90
                                                          ========      ========      ========      ========      ========
Total Return............................................     28.27%        20.56%        20.10%        16.03%         4.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................  $634,672      $562,302      $522,474      $448,530      $418,238
  Ratio of expenses to average net assets...............      0.96%         0.98%         0.99%         1.00%         0.93%
  Ratio of net investment income to average net
    assets..............................................      0.85%         1.52%         2.04%         2.21%         2.14%
  Ratio of expenses to average net assets*..............      0.96%         0.98%         1.00%         1.10%         0.98%
  Ratio of net investment income to average net
    assets*.............................................      0.85%         1.52%         2.03%         2.11%         2.09%
  Portfolio turnover (a)................................    106.41%        92.66%        90.55%       176.66%        56.33%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                DISCIPLINED VALUE FUND
                                                              -----------------------------------------------------------
                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------
                                                               1998         1997         1996         1995         1994
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 15.68      $ 14.72      $ 13.22      $ 11.91      $ 12.75
                                                              -------      -------      -------      -------      -------
Investment Activities:
  Net investment income.....................................     0.10         0.19         0.25         0.24         0.24
  Net realized and unrealized gains from investments........     3.99         2.57         2.28         1.59         0.30
                                                              -------      -------      -------      -------      -------
    Total from Investment Activities........................     4.09         2.76         2.53         1.83         0.54
                                                              -------      -------      -------      -------      -------
Distributions:
  Net investment income.....................................    (0.10)       (0.19)       (0.25)       (0.24)       (0.23)
  Net realized gains........................................    (2.74)       (1.61)       (0.78)       (0.26)       (1.10)
  In excess of net realized gains...........................       --           --           --        (0.02)       (0.05)
                                                              -------      -------      -------      -------      -------
    Total Distributions.....................................    (2.84)       (1.80)       (1.03)       (0.52)       (1.38)
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 16.93      $ 15.68      $ 14.72      $ 13.22      $ 11.91
                                                              =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)........................    27.90%       20.21%       19.80%       15.43%        3.95%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $29,443      $23,909      $20,838      $13,560      $10,448
  Ratio of expenses to average net assets...................     1.21%        1.23%        1.24%        1.26%        1.18%
  Ratio of net investment income to average net assets......     0.60%        1.26%        1.79%        1.99%        2.00%
  Ratio of expenses to average net assets*..................     1.31%        1.31%        1.35%        1.36%        1.33%
  Ratio of net investment income to average net assets*.....     0.50%        1.18%        1.68%        1.89%        1.85%
  Portfolio turnover (a)....................................   106.41%       92.66%       90.55%      176.66%       56.33%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            DISCIPLINED VALUE FUND
                                                            -------------------------------------------------------
                                                                                    CLASS B
                                                            -------------------------------------------------------
                                                                                                        JANUARY 14,
                                                                      YEAR ENDED JUNE 30,                 1994 TO
                                                            ----------------------------------------     JUNE 30,
                                                             1998       1997       1996       1995        1994(a)
                                                            -------    -------    -------    -------    -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................  $ 15.64    $ 14.69    $ 13.19    $ 11.90      $12.60
                                                            -------    -------    -------    -------      ------
Investment Activities:
  Net investment income (loss)............................    (0.02)      0.08       0.15       0.15        0.07
  Net realized and unrealized gains (losses) from
    investments...........................................     3.98       2.55       2.27       1.58       (0.70)
                                                            -------    -------    -------    -------      ------
    Total from Investment Activities......................     3.96       2.63       2.42       1.73       (0.63)
                                                            -------    -------    -------    -------      ------
Distributions:
  Net investment income...................................    (0.01)     (0.07)     (0.14)     (0.15)      (0.06)
  In excess of net investment income......................       --         --         --      (0.01)      (0.01)
  Net realized gains......................................    (2.74)     (1.61)     (0.78)     (0.28)         --
                                                            -------    -------    -------    -------      ------
    Total Distributions...................................    (2.75)     (1.68)     (0.92)     (0.44)      (0.07)
                                                            -------    -------    -------    -------      ------
NET ASSET VALUE,
  END OF PERIOD...........................................  $ 16.85    $ 15.64    $ 14.69    $ 13.19      $11.90
                                                            =======    =======    =======    =======      ======
    Total Return (Excludes Sales Charge)..................    26.97%     19.19%     18.93%     14.92%       (5.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................  $30,094    $20,499    $16,305    $11,222      $5,356
  Ratio of expenses to average net assets.................     1.96%      1.98%      1.99%      2.00%       1.96% (c)
  Ratio of net investment income to average net assets....    (0.15)%     0.51%      1.04%      1.26%       1.80% (c)
  Ratio of expenses to average net assets*................     1.96%      1.98%      2.00%      2.01%       1.96% (c)
  Ratio of net investment income to average net assets*...    (0.15)%     0.51%      1.03%      1.25%       1.80% (c)
  Portfolio turnover (d)..................................   106.41%     92.66%     90.55%    176.66%      56.33%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            LARGE COMPANY GROWTH FUND
                                                       --------------------------------------------------------------------
                                                                                    FIDUCIARY
                                                       --------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------
                                                          1998            1997           1996          1995          1994
                                                       ----------      ----------      --------      --------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD................................  $    19.44      $    15.44      $  13.47      $  11.32      $  10.92
                                                       ----------      ----------      --------      --------      --------
Investment Activities:
  Net investment income..............................        0.04            0.12          0.18          0.20          0.20
  Net realized and unrealized gains from
    investments......................................        6.13            4.79          2.14          3.04          0.67
                                                       ----------      ----------      --------      --------      --------
    Total from Investment Activities.................        6.17            4.91          2.32          3.24          0.87
                                                       ----------      ----------      --------      --------      --------
Distributions:
  Net investment income..............................       (0.02)          (0.11)        (0.18)        (0.20)        (0.20)
  Net realized gains.................................       (2.88)          (0.80)        (0.17)        (0.89)        (0.27)
                                                       ----------      ----------      --------      --------      --------
    Total Distributions..............................       (2.90)          (0.91)        (0.35)        (1.09)        (0.47)
                                                       ----------      ----------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD......................................  $    22.71      $    19.44      $  15.44      $  13.47      $  11.32
                                                       ==========      ==========      ========      ========      ========
Total Return.........................................       35.75%          33.11%        17.36%        21.85%         8.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................  $1,510,521      $1,142,864      $745,986      $531,595      $150,035
  Ratio of expenses to average net assets............        0.99%           0.99%         0.96%         1.00%         0.78%
  Ratio of net investment income to average net
    assets...........................................        0.21%           0.69%         1.20%         1.72%         1.87%
  Ratio of expenses to average net assets*...........        0.99%           0.99%         0.99%         1.00%         1.13%
  Ratio of net investment income to average net
    assets*..........................................        0.21%           0.69%         1.17%         1.72%         1.52%
  Portfolio turnover (a).............................      117.34%          57.17%        35.51%        14.22%         9.04%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         LARGE COMPANY GROWTH FUND
                                                         ----------------------------------------------------------
                                                                                  CLASS A
                                                         ----------------------------------------------------------
                                                                                                       FEBRUARY 22,
                                                                    YEAR ENDED JUNE 30,                  1994 TO
                                                         ------------------------------------------      JUNE 30,
                                                           1998        1997       1996       1995        1994(a)
                                                         --------    --------    -------    -------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD..................................  $  19.92    $  15.83    $ 13.83    $ 11.62       $11.78
                                                         --------    --------    -------    -------       ------
Investment Activities:
  Net investment income (loss).........................     (0.01)       0.08       0.14       0.17         0.04
  Net realized and unrealized gains (losses) from
    investments........................................      6.30        4.88       2.17       3.10        (0.16)
                                                         --------    --------    -------    -------       ------
  Total from Investment Activities.....................      6.29        4.96       2.31       3.27        (0.12)
                                                         --------    --------    -------    -------       ------
Distributions:
  Net investment income................................        --       (0.07)     (0.14)     (0.16)       (0.04)
  In excess of net investment income...................     (0.01)         --         --      (0.01)          --
  Net realized gains...................................     (2.88)      (0.80)     (0.17)     (0.89)          --
                                                         --------    --------    -------    -------       ------
    Total Distributions................................     (2.89)      (0.87)     (0.31)     (1.06)       (0.04)
                                                         --------    --------    -------    -------       ------
NET ASSET VALUE,
  END OF PERIOD........................................  $  23.32    $  19.92    $ 15.83    $ 13.83       $11.62
                                                         ========    ========    =======    =======       ======
Total Return (Excludes Sales Charge)...................     35.43%      32.57%     16.85%     21.52%       (1.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................  $199,052    $125,910    $75,114    $27,428       $  368
  Ratio of expenses to average net assets..............      1.24%       1.24%      1.21%      1.26%        1.25% (c)
  Ratio of net investment income to average net
    assets.............................................     (0.04)%      0.44%      0.95%      1.49%        1.78% (c)
  Ratio of expenses to average net assets*.............      1.34%       1.32%      1.34%      1.36%        1.35% (c)
  Ratio of net investment income to average net
    assets*............................................     (0.14)%      0.36%      0.82%      1.39%        1.68% (c)
  Portfolio turnover (d)...............................    117.34%      57.17%     35.51%     14.22%        9.04%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          LARGE COMPANY GROWTH FUND
                                                          ---------------------------------------------------------
                                                                                   CLASS B
                                                          ---------------------------------------------------------
                                                                                                        JANUARY 14,
                                                                     YEAR ENDED JUNE 30,                  1994 TO
                                                          ------------------------------------------     JUNE 30,
                                                            1998        1997       1996       1995        1994(a)
                                                          --------    --------    -------    -------    -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  19.61    $  15.63    $ 13.63    $ 11.47      $11.57
                                                          --------    --------    -------    -------      ------
Investment Activities:
  Net investment income (loss)..........................     (0.10)      (0.04)      0.05       0.09        0.03
  Net realized and unrealized gains (losses) from
    investments.........................................      6.10        4.82       2.17       3.06       (0.10)
                                                          --------    --------    -------    -------      ------
    Total from Investment Activities....................      6.00        4.78       2.22       3.15       (0.07)
                                                          --------    --------    -------    -------      ------
Distributions:
  Net investment income.................................        --          --      (0.05)     (0.09)      (0.03)
  In excess of net investment income                            --          --         --      (0.01)         --
  Net realized gains....................................     (2.88)      (0.80)     (0.17)     (0.89)         --
                                                          --------    --------    -------    -------      ------
    Total Distributions.................................     (2.88)      (0.80)     (0.22)     (0.99)      (0.03)
                                                          --------    --------    -------    -------      ------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  22.73    $  19.61    $ 15.63    $ 13.63      $11.47
                                                          ========    ========    =======    =======      ======
Total Return (Excludes Sales Charge)....................     34.39%      31.74%     16.41%     20.65%      (0.66)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                       $280,563    $132,268    $56,261    $ 6,918      $  334
  Ratio of expenses to average net assets...............      1.99%       2.00%      1.96%      2.01%       1.99% (c)
  Ratio of net investment income to average net assets       (0.80)%     (0.33)%     0.20%      0.74%       0.96% (c)
  Ratio of expenses to average net assets*..............      1.99%       2.00%      1.99%      2.01%       1.99% (c)
  Ratio of net investment income to average net assets*      (0.80)%     (0.33)%     0.17%      0.74%       0.96% (c)
  Portfolio turnover (d)................................    117.34%      57.17%     35.51%     14.22%       9.04%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               LARGE COMPANY
                                                                GROWTH FUND
                                                               -------------
                                                                  CLASS C
                                                                  -------
                                                                NOVEMBER 4,
                                                                  1997 TO
                                                                 JUNE 30,
                                                                  1998(a)
                                                                -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $18.98
                                                                  ------
Investment Activities:
  Net investment income (loss)..............................       (0.06)
  Net realized and unrealized gains from investments........        4.99
                                                                  ------
    Total from Investment Activities........................        4.93
                                                                  ------
Distributions:
  Net realized gains........................................       (1.34)
                                                                  ------
    Total Distributions.....................................       (1.34)
                                                                  ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $22.57
                                                                  ======
Total Return (Excludes Sales Charge)........................       27.63% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $  492
  Ratio of expenses to average net assets...................        1.98% (c)
  Ratio of net investment income to average net assets......       (0.87)%(c)
  Portfolio turnover (d)....................................     117.34%

------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            GROWTH OPPORTUNITIES FUND
                                                         ----------------------------------------------------------------
                                                                                    FIDUCIARY
                                                         ----------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                         ----------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                         --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD...................  $  19.46      $  18.81      $  18.40      $  15.96      $  16.96
                                                         --------      --------      --------      --------      --------
Investment Activities:
  Net investment income (loss).........................     (0.07)         0.25          0.20          0.06          0.07
  Net realized and unrealized gains (losses) from
    investments........................................      5.70          3.59          3.83          2.98         (0.05)
                                                         --------      --------      --------      --------      --------
    Total from Investment Activities...................      5.63          3.84          4.03          3.04          0.02
                                                         --------      --------      --------      --------      --------
Distributions:
  Net investment income................................        --         (0.25)        (0.20)        (0.06)        (0.07)
  In excess of net investment income...................        --         (0.02)           --            --            --
  Net realized gains...................................     (2.58)        (2.92)        (3.42)        (0.54)        (0.95)
                                                         --------      --------      --------      --------      --------
    Total Distributions................................     (2.58)        (3.19)        (3.62)        (0.60)        (1.02)
                                                         --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.........................  $  22.51      $  19.46      $  18.81      $  18.40      $  15.96
                                                         ========      ========      ========      ========      ========
Total Return...........................................     31.11%        22.75%        24.63%        19.75%        (0.16)%
Ratios/Supplementary Data:
  Net Assets at end of period (000)....................  $868,901      $623,911      $532,525      $413,518      $389,567
  Ratio of expenses to average net assets..............      1.00%         0.99%         1.00%         0.98%         0.98%
  Ratio of net investment income to average net
    assets.............................................     (0.36)%        1.32%         1.15%         0.38%         0.42%
  Ratio of expenses to average net assets*.............      1.00%         0.99%         1.01%         0.98%         1.03%
  Ratio of net investment income to average net
    assets*............................................     (0.36)%        1.32%         1.14%         0.38%         0.37%
  Portfolio turnover (a)...............................    158.43%       301.35%       435.30%       132.63%        70.67%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               GROWTH OPPORTUNITIES FUND
                                                              -----------------------------------------------------------
                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------
                                                               1998         1997         1996         1995         1994
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 19.37      $ 18.76      $ 18.36      $ 15.93      $ 16.96
                                                              -------      -------      -------      -------      -------
Investment Activities:
  Net investment income (loss)..............................    (0.08)        0.21         0.17         0.02         0.04
  Net realized and unrealized gains (losses) from
    investments.............................................     5.65         3.58         3.80         2.98       (0.08)
                                                              -------      -------      -------      -------      -------
    Total from Investment Activities........................     5.57         3.79         3.97         3.00       (0.04)
                                                              -------      -------      -------      -------      -------
Distributions:
  Net investment income.....................................       --        (0.24)       (0.15)       (0.01)      (0.03)
  In excess of net investment income........................       --        (0.02)          --        (0.02)      (0.01)
  Net realized gains........................................    (2.58)       (2.92)       (3.42)       (0.54)      (0.95)
                                                              -------      -------      -------      -------      -------
    Total Distributions.....................................    (2.58)       (3.18)       (3.57)       (0.57)      (0.99)
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..............................  $ 22.36      $ 19.37      $ 18.76      $ 18.36      $ 15.93
                                                              =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)........................    30.95%       22.52%       24.32%       19.50%      (0.52)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $95,647      $43,370      $28,052      $11,178      $ 8,097
  Ratio of expenses to average net assets...................     1.25%        1.25%        1.25%        1.23%        1.22%
  Ratio of net investment income to average net assets......    (0.60)%       0.92%        0.90%        0.12%        0.27%
  Ratio of expenses to average net assets*..................     1.35%        1.34%        1.36%        1.33%        1.38%
  Ratio of net investment income to average net assets*.....    (0.70)%       0.83%        0.79%        0.02%        0.11%
  Portfolio turnover (a)....................................   158.43%      301.35%      435.30%      132.63%       70.67%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         GROWTH OPPORTUNITIES FUND
                                                          -------------------------------------------------------
                                                                                  CLASS B
                                                          -------------------------------------------------------
                                                                                                      JANUARY 14,
                                                                     YEAR ENDED JUNE 30,                1994 TO
                                                          -----------------------------------------    JUNE 30,
                                                            1998       1997       1996       1995       1994(a)
                                                          --------   --------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $  18.82   $  18.43   $  18.14   $  15.85    $  17.44
                                                          --------   --------   --------   --------    --------
Investment Activities:
  Net investment income (loss).........................      (0.15)      0.11       0.09      (0.07)      (0.02)
  Net realized and unrealized gains (losses) from
    investments........................................       5.35       3.44       3.69       2.90       (1.56)
                                                          --------   --------   --------   --------    --------
    Total from Investment Activities...................       5.20       3.55       3.78       2.83       (1.58)
                                                          --------   --------   --------   --------    --------
Distributions:
  Net investment income................................         --      (0.22)     (0.07)        --       (0.01)
  In excess of net investment income...................         --      (0.02)        --         --          --
  Net realized gains...................................      (2.58)     (2.92)     (3.42)     (0.54)         --
                                                          --------   --------   --------   --------    --------
    Total Distributions................................      (2.58)     (3.16)     (3.49)     (0.54)      (0.01)
                                                          --------   --------   --------   --------    --------
NET ASSET VALUE,
  END OF PERIOD........................................   $  21.44   $  18.82   $  18.43   $  18.14    $  15.85
                                                          ========   ========   ========   ========    ========
Total Return (Excludes Sales Charge)...................      29.79%     21.73%     23.53%     18.47%       (9.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................   $ 90,930   $ 37,409   $ 12,910   $  2,787    $  1,131
  Ratio of expenses to average net assets..............       2.00%      2.00%      2.00%      1.98%       2.12%(c)
  Ratio of net investment income to average net
    assets.............................................      (1.35)%     0.01%      0.15%     (0.63)%     (0.55)%(c)
  Ratio of expenses to average net assets*.............       2.00%      2.00%      2.01%      1.98%       2.12%(c)
  Ratio of net investment income to average net
    assets*............................................      (1.35)%     0.01%      0.14%     (0.63)%     (0.55)%(c)
  Portfolio turnover (d)...............................     158.43%    301.35%    435.30%    132.63%      70.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    GROWTH
                                                                OPPORTUNITIES
                                                                     FUND
                                                                -------------
                                                                   CLASS C
                                                                   -------
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                   JUNE 30,
                                                                   1998(a)
                                                                 -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................        $21.47
                                                                    ------
Investment Activities:
  Net investment income (loss)..............................         (0.04)
  Net realized and unrealized gains from investments........          2.77
                                                                    ------
    Total from Investment Activities........................          2.73
                                                                    ------
Distributions:
  Net realized gains........................................         (1.78)
                                                                    ------
Total Distributions.........................................         (1.78)
                                                                    ------
NET ASSET VALUE,
  END OF PERIOD.............................................        $22.42
                                                                    ======
Total Return (Excludes Sales Charge)........................         14.27% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................        $1,088
  Ratio of expenses to average net assets...................          2.01% (c)
  Ratio of net investment income to average net assets......         (1.31)%(c)
  Portfolio turnover (d)....................................        158.43%

------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SMALL CAPITALIZATION FUND
                                                                  ----------------------------------
                                                                              FIDUCIARY
                                                                  ----------------------------------
                                                                                           MARCH 26,
                                                                   YEAR ENDED JUNE 30,      1996 TO
                                                                  ---------------------    JUNE 30,
                                                                    1998         1997       1996(a)
                                                                  --------      -------    ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  10.94      $ 10.75     $ 10.00
                                                                  --------      -------     -------
Investment Activities:
  Net investment income (loss)..............................            --        (0.02)         --
  Net realized and unrealized gains (losses) from
    investments.............................................          2.44         1.31        0.78
                                                                  --------      -------     -------
    Total from Investment Activities........................          2.44         1.29        0.78
                                                                  --------      -------     -------
Distributions:
  Net realized gains........................................         (1.33)       (1.10)      (0.03)
                                                                  --------      -------     -------
    Total Distributions.....................................         (1.33)       (1.10)      (0.03)
                                                                  --------      -------     -------
NET ASSET VALUE,
  END OF PERIOD.............................................      $  12.05      $ 10.94     $ 10.75
                                                                  ========      =======     =======
Total Return................................................         23.58%       13.44%      13.39%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $114,951      $78,318     $83,371
  Ratio of expenses to average net assets...................          1.06%        1.02%       0.96%(d)
  Ratio of net investment income to average net assets......         (0.05)%      (0.16)%     (0.16)%(d)
  Ratio of expenses to average net assets*..................          1.09%        1.12%       1.05%(d)
  Ratio of net investment income to average net assets*.....         (0.08)%      (0.26)%     (0.25)%(d)
  Portfolio turnover (e)....................................         83.77%       92.01%      59.57%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from date reorganized as a fund of The One Group.

(b) Not annualized.

(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            SMALL CAPITALIZATION FUND
                                                  ------------------------------------------------------------------------------
                                                                                     CLASS A
                                                  ------------------------------------------------------------------------------
                                                       YEAR ENDED           SEVEN MONTHS
                                                        JUNE 30,                ENDED               YEAR ENDED NOVEMBER 30,
                                                  --------------------        JUNE 30,         ---------------------------------
                                                   1998         1997           1996(a)          1995         1994         1993
                                                  -------      -------      -------------      -------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................      $ 10.94      $ 10.73         $ 11.50         $  9.36      $ 10.11      $  9.48
                                                  -------      -------         -------         -------      -------      -------
Investment Activities:
  Net investment income (loss)..............        (0.03)       (0.04)          (0.07)          (0.04)       (0.04)       (0.02)
  Net realized and unrealized gains (losses)
    from investments........................         2.44         1.35            1.40            2.35        (0.63)        0.88
                                                  -------      -------         -------         -------      -------      -------
    Total from Investment Activities........         2.41         1.31            1.33            2.31        (0.67)        0.86
                                                  -------      -------         -------         -------      -------      -------
Distributions:
  Net investment income.....................           --           --              --              --           --        (0.01)
  Net realized gains........................        (1.33)       (1.10)          (2.10)          (0.17)       (0.08)       (0.22)
                                                  -------      -------         -------         -------      -------      -------
    Total Distributions.....................        (1.33)       (1.10)          (2.10)          (0.17)       (0.08)       (0.23)
                                                  -------      -------         -------         -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.............................      $ 12.02      $ 10.94         $ 10.73         $ 11.50      $  9.36      $ 10.11
                                                  =======      =======         =======         =======      =======      =======
Total Return (Excludes Sales Charge)........        23.28%       13.52%          12.85% (b)      25.07%       (6.66)%       9.10%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........      $21,634      $17,299         $18,356         $95,467      $77,540      $74,982
  Ratio of expenses to average net assets...         1.31%        1.27%           1.05% (c)       1.03%        1.00%        1.01%
  Ratio of net investment income to average
    net assets..............................        (0.31)%      (0.41)%         (0.33)%(c)      (0.36)%      (0.38)%      (0.21)%
  Ratio of expenses to average net
    assets*.................................         1.44%        1.45%           1.07% (c)       1.03%        1.00%        1.01%
  Ratio of net investment income to average
    net assets*.............................        (0.44)%      (0.59)%         (0.35) (c)      (0.36)%      (0.38)%      (0.21)%
  Portfolio turnover (d)....................        83.77%       92.01%          59.57%          65.00%       51.00%       59.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            SMALL CAPITALIZATION FUND
                                                    --------------------------------------------------------------------------
                                                                                     CLASS B
                                                    --------------------------------------------------------------------------
                                                        YEAR ENDED          SEVEN MONTHS           YEAR          SEPTEMBER 12,
                                                         JUNE 30,               ENDED             ENDED             1994 TO
                                                    ------------------        JUNE 30,         NOVEMBER 30,      NOVEMBER 30,
                                                     1998        1997          1996(a)             1995             1994(b)
                                                    ------      ------      -------------      ------------      -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.........................      $10.84      $10.72         $11.56             $ 9.47            $10.40
                                                    ------      ------         ------             ------            ------
Investment Activities:
  Net investment income (loss)................       (0.03)      (0.10)         (0.06)             (0.07)            (0.01)
  Net realized and unrealized gains (losses)
    from investments..........................        2.31        1.32           1.35               2.33             (0.92)
                                                    ------      ------         ------             ------            ------
    Total from Investment Activities..........        2.28        1.22           1.29               2.26             (0.93)
                                                    ------      ------         ------             ------            ------
Distributions:
  Net realized gains..........................       (1.33)      (1.10)         (2.13)             (0.17)               --
                                                    ------      ------         ------             ------            ------
    Total Distributions.......................       (1.33)      (1.10)         (2.13)             (0.17)               --
                                                    ------      ------         ------             ------            ------
NET ASSET VALUE,
  END OF PERIOD...............................      $11.79      $10.84         $10.72             $11.56            $ 9.47
                                                    ======      ======         ======             ======            ======
Total Return (Excludes Sales Charge)..........       22.24%      12.74%          12.47% (c)        24.21%            (9.08)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........      $8,567      $3,835         $2,545             $1,814            $  231
  Ratio of expenses to average net assets.....        2.06%       2.02%          1.87% (d)          1.78%             1.75% (d)
  Ratio of net investment income to average
    net assets................................       (1.02)%     (1.16)%        (1.10)%(d)         (1.16)%           (0.90)%(d)
  Ratio of expenses to average net assets*....        2.09%       2.12%          1.92% (d)          1.78%             1.75% (d)
  Ratio of net investment income to average
    net assets*...............................       (1.05)%     (1.26)%        (1.15)%(d)         (1.16)%           (0.90)%(d)
  Portfolio turnover (e)......................       83.77%      92.01%         59.57%             65.00%            51.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to $10.00 effective March 26, 1996.

(b) Class B Shares commenced offering September 12, 1994.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              SMALL CAPITALIZATION FUND
                                                              -------------------------
                                                                       CLASS C
                                                              -------------------------
                                                                     NOVEMBER 4,
                                                                       1997 TO
                                                                      JUNE 30,
                                                                       1998(a)
                                                              -------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................          $  13.03
                                                                      --------
Investment Activities:
  Net investment income (loss)..............................             (0.02)
  Net realized and unrealized gains (losses) from
    investments.............................................              0.29
                                                                      --------
    Total from Investment Activities........................              0.27
                                                                      --------
Distributions:
  Net realized gains........................................             (1.33)
                                                                      --------
    Total Distributions.....................................             (1.33)
                                                                      --------
NET ASSET VALUE,
  END OF PERIOD.............................................          $  11.97
                                                                      ========
Total Return (Excludes Sales Charge)........................              3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................          $     90
  Ratio of expenses to average net assets...................              2.05% (c)
  Ratio of net investment income to average net assets......             (0.85)%(c)
  Ratio of expenses to average net assets*..................              2.07% (c)
  Ratio of net investment income to average net assets*.....             (0.87)%(c)
  Portfolio turnover (d)....................................             83.77%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          INTERNATIONAL EQUITY INDEX FUND
                                                          ----------------------------------------------------------------
                                                                                     FIDUCIARY
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------
                                                            1998          1997          1996          1995          1994
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $  16.89      $  15.17      $  13.93      $  13.46      $  11.80
                                                          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income.................................      0.21          0.15          0.11          0.13          0.11
  Net realized and unrealized gains (losses) from
    investments.........................................      1.32          2.02          1.43          0.46          1.68
                                                          --------      --------      --------      --------      --------
    Total from Investment Activities....................      1.53          2.17          1.54          0.59          1.79
                                                          --------      --------      --------      --------      --------
Distributions:
  Net investment income.................................     (0.02)        (0.17)        (0.16)        (0.08)        (0.11)
  In excess of net investment income....................        --         (0.13)        (0.02)           --            --
  Net realized gains....................................     (0.43)        (0.15)        (0.12)        (0.04)        (0.01)
  In excess of net realized gains.......................        --            --            --            --         (0.01)
                                                          --------      --------      --------      --------      --------
    Total Distributions.................................     (0.45)        (0.45)        (0.30)        (0.12)        (0.13)
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........................  $  17.97      $  16.89      $  15.17      $  13.93      $  13.46
                                                          ========      ========      ========      ========      ========
Total Return............................................      9.54%        14.64%        11.22%         4.20%        15.44%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................  $586,741      $449,949      $347,790      $218,299      $145,640
  Ratio of expenses to average net assets...............      0.88%         0.86%         0.97%         1.04%         1.02%
  Ratio of net investment income to average net
    assets..............................................      1.29%         1.00%         1.04%         1.25%         1.27%
  Ratio of expenses to average net assets*..............      0.88%         0.86%         1.00%         1.04%         1.02%
  Ratio of net investment income to average net
    assets*.............................................      1.29%         1.00%         1.01%         1.25%         1.27%
  Portfolio turnover (a)................................      9.90%         9.61%         6.28%         4.67%         7.74%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           INTERNATIONAL EQUITY INDEX FUND
                                                              ---------------------------------------------------------
                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                              ---------------------------------------------------------
                                                               1998         1997         1996         1995        1994
                                                              -------      -------      -------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 16.92      $ 15.16      $ 13.92      $13.49      $11.80
                                                              -------      -------      -------      ------      ------
Investment Activities:
  Net investment income.....................................     0.19         0.11         0.14        0.12        0.09
  Net realized and unrealized gains (losses) from
    investments.............................................     1.31         2.03         1.40        0.43        1.67
                                                              -------      -------      -------      ------      ------
    Total from Investment Activities........................     1.50         2.14         1.54        0.55        1.76
                                                              -------      -------      -------      ------      ------
Distributions:
  Net investment income.....................................       --        (0.13)       (0.16)      (0.08)      (0.05)
  In excess of net investment income........................       --        (0.10)       (0.02)         --          --
  Net realized gains........................................    (0.43)       (0.15)       (0.12)      (0.04)      (0.02)
                                                              -------      -------      -------      ------      ------
    Total Distributions.....................................    (0.43)       (0.38)       (0.30)      (0.12)      (0.07)
                                                              -------      -------      -------      ------      ------
NET ASSET VALUE, END OF PERIOD..............................  $ 17.99      $ 16.92      $ 15.16      $13.92      $13.49
                                                              =======      =======      =======      ======      ======
Total Return (Excludes Sales Charge)........................     9.34%       14.31%       11.20%       3.87%      15.18%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $24,060      $12,562      $10,789      $5,028      $2,395
  Ratio of expenses to average net assets...................     1.13%        1.11%        1.22%       1.28%       1.26%
  Ratio of net investment income to average net assets......     1.11%        0.73%        0.79%       1.09%       1.15%
  Ratio of expenses to average net assets*..................     1.23%        1.19%        1.35%       1.38%       1.36%
  Ratio of net investment income to average net assets*.....     1.01%        0.65%        0.66%       0.99%       1.05%
  Portfolio turnover (a)....................................     9.90%        9.61%        6.28%       4.67%       7.74%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INTERNATIONAL EQUITY INDEX FUND
                                                              -------------------------------------------------------------
                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                                                JANUARY 14,
                                                                          YEAR ENDED JUNE 30,                     1994 TO
                                                              --------------------------------------------       JUNE 30,
                                                               1998         1997         1996        1995         1994(a)
                                                              -------      -------      ------      ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 16.44      $ 14.79      $13.73      $13.40        $13.00
                                                              -------      -------      ------      ------        ------
Investment Activities:
  Net investment income (loss)..............................     0.08         0.09        0.03        0.03          0.06
  Net realized and unrealized gains from investments
    (losses)................................................     1.24         1.86        1.32        0.41          0.34
                                                              -------      -------      ------      ------        ------
    Total from Investment Activities........................     1.32         1.95        1.35        0.44          0.40
                                                              -------      -------      ------      ------        ------
Distributions:
  Net investment income.....................................       --        (0.08)      (0.15)      (0.07)           --
  In excess of net investment income........................       --        (0.07)      (0.02)         --            --
  Net realized gains........................................    (0.43)       (0.15)      (0.12)      (0.04)           --
                                                              -------      -------      ------      ------        ------
    Total Distributions.....................................    (0.43)       (0.30)      (0.29)      (0.11)           --
                                                              -------      -------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD..............................  $ 17.33      $ 16.44      $14.79      $13.73        $13.40
                                                              =======      =======      ======      ======        ======
Total Return (Excludes Sales Charge)........................     8.48%       13.37%       9.97%       3.17%         3.23% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $13,307      $10,033      $5,856      $3,687        $1,872
  Ratio of expenses to average net assets...................     1.88%        1.86%       1.97%       2.04%          2.00%(c)
  Ratio of net investment income to average net assets......     0.26%        0.08%       0.04%       0.25%         1.37% (c)
  Ratio of expenses to average net assets*..................     1.88%        1.86%       2.00%       2.04%         2.00% (c)
  Ratio of net investment income to average net assets*.....     0.26%        0.08%       0.01%       0.25%         1.37% (c)
  Portfolio turnover (d)....................................     9.90%        9.61%       6.28%       4.67%         7.74%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              INTERNATIONAL
                                                                  EQUITY
                                                                INDEX FUND
                                                              --------------
                                                                 CLASS C
                                                              --------------
                                                               NOVEMBER 4,
                                                                 1997 TO
                                                                 JUNE 30,
                                                                 1998(a)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $15.70
                                                                  ------
Investment Activities:
  Net investment income (loss)..............................        0.06
  Net realized and unrealized gains from investments
    (losses)................................................        2.45
                                                                  ------
    Total from Investment Activities........................        2.51
                                                                  ------
Distributions:
  Net realized gains........................................       (0.30)
                                                                  ------
    Total Distributions.....................................       (0.30)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $17.91
                                                                  ======
Total Return (Excludes Sales Charge)........................       16.34%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $  119
  Ratio of expenses to average net assets...................        1.87%(c)
  Ratio of net investment income to average net assets......        2.88%(c)
  Portfolio turnover (d)....................................        9.90%

------------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1998

To the Shareholders and Board of Trustees of The One Group Family of Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Small Capitalization Fund and the International Equity Index Fund (ten series of The One Group Family of Mutual Funds), at June 30, 1998, the results of each of their operations for the period then ended, the changes in each of their net assets, and the cash flows of the Asset Allocation Fund, the Growth Opportunities Fund and the International Equity Index Fund for the periods presented and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The One Group Family of Mutual Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
August 18, 1998

Important Customer Information.
Please Read:

Shares of The One Group:

* are not deposits or obligations of, or guaranteed by, BANC ONE CORPORATION or its affiliates

* are not insured or guaranteed by the FDIC or by any other governmental agency or government-sponsored agency of the federal government or any state

* are subject to investment risks, including possible loss of the principal amount invested.

Banc One Investment Advisors Corporation, a registered investment advisor and an indirect subsidiary of BANC ONE CORPORATION, serves as an investment advisor to The One Group, for which it receives advisory fees. The One Group is distributed by The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, which is not affiliated with BANC ONE CORPORATION and is not a bank. Contact us at our web site address: www.onegroup.com or e-mail us at onegroup@onegroup.com.

For more complete information on any of The One Group Funds, including management fees and expenses, you may obtain a prospectus from The One Group Services Company. Read the prospectus carefully before investing.


BANC ONE
INVESTMENT
ADVISORS
CORPORATION

[BANC ONE LOGO]

                                                            TOG-F-038-AN (8/98)